EXECUTION COPY

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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee

                               SERIES SUPPLEMENT,

                           DATED AS OF MARCH 1, 2004,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                            dated as of March 1, 2003

                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2004-QS3


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Article I    DEFINITIONS....................................................................4

        Section 1.01.  Definitions..........................................................4

        Section 1.02.  Use of Words and Phrases............................................16


Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL

        ISSUANCE OF CERTIFICATES...........................................................19

        Section 2.01.   Conveyance of Mortgage Loans.......................................19
        Section 2.02.   Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)...19

        Section 2.03.   Representations, Warranties and Covenants of the
                      Master Servicer and the Company......................................19

        Section 2.04. Representations and Warranties of Sellers............................22

        Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates.22

        Section 2.06. [Reserved]...........................................................22

        Section 2.07. [Reserved]...........................................................22

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the
                         Standard Terms). .................................................22

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................23

        Section 3.01. Master Servicer to Act as Servicer. (See Section 3.01 of the
                        Standard Terms)     ...............................................21
        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;
                       Enforcement of Subservicers' and Sellers' Obligations...............21
        Section 3.03. Successor Subservicers. (See Section 3.03 of the Standard Terms).....21
        Section 3.04. Liability of the Master Servicer. (See Section 3.04 of the Standard
                      Terms)...............................................................21
        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                        Certificateholders. (See Section 3.05 of the Standard Terms).......21
        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.
                      (See Section 3.06 of the Standard Terms).............................21

                                        i


                                                                                          Page
        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
                      Custodial Account................................................... 21
        Section 3.08. Subservicing Accounts; Servicing Accounts. (See Section 3.08 of
                      the Standard Terms)..................................................22
        Section 3.09. Access to Certain Documentation and  Information Regarding the
                        Mortgage Loans. (See Section 3.09 of the Standard Terms)...........22
        Section 3.10. Permitted Withdrawals from the Custodial Account. (See Section
                      3.10 of the Standard Terms)..........................................22
        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
                      Thereunder. (See Section 3.11 of the Standard Terms).................22
        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
                      Coverage. (See Section 3.12 of the Standard Terms)...................22
        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and  Modification
                        Agreements; Certain Assignments. (See Section 3.13 of the
                        Standard Terms)............... ....................................23
        Section 3.14. Realization Upon Defaulted Mortgage Loans. (See Section 3.14 of
                        the Standard Terms) ...............................................23
        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.  (See Section 3.15
                      of the Standard Terms)..............................................23
        Section 3.16. Servicing and Other Compensation; Compensating Interest.
                      (See Section 3.16 of the Standard Terms).............................23
        Section 3.17. Reports to the Trustee and the Company.  (See Section 3.17 of the
                        Standard Terms) ...................................................23
        Section 3.18. Annual Statement as to Compliance.  (See Section 3.18 of the
                        Standard Terms) ...................................................23
        Section 3.19. Annual Independent Public Accountants' Servicing Report.
                      (See Section 3.19 of the Standard Terms).............................23
        Section 3.20. Rights of the Company in Respect of the Master Servicer.
                      (See Section 3.20 of the Standard Terms).............................23
        Section 3.21. Administration of Buydown Funds (See Section 3.21 of the
                        Standard Terms) .................................................. 23

Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................24

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms)  .....24

        Section 4.02. Distributions. ......................................................24

        Section 4.03. Statements to Certificateholders; Exchange Act Reporting (See Section 4.04 of
                      the Standard Terms)..................................................39

                                        ii

        Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master
                      Servicer (See Section 4.03 of the Standard Terms)....................39

        Section 4.05. Allocation of Realized Losses. ......................................39

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section
                      4.06 of the Standard Terms)..........................................40

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the
                      Standard Terms)......................................................40

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................40

Article V  THE CERTIFICATES................................................................41

        Section 5.01. The Certificates  ...................................................44

        Section 5.02. Registration of Transfer and Exchange of Certificates (See Section 5.02 of the
                      Standard Terms)......................................................45

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates (See Section 5.03 of the
                      Standard Terms)......................................................45

        Section 5.04. Persons Deemed Owners (See Section 5.04 of the Standard Terms).......45

        Section 5.05. Appointment of Paying Agent (See Section 5.05 of the Standard Terms).45

        Section 5.06. U.S.A. Patriot Act Compliance........................................45

Article VI    THE COMPANY AND THE MASTER SERVICER..........................................42

Article VII   DEFAULT......................................................................43

Article VIII  CONCERNING THE TRUSTEE.......................................................49
        Section 8.01. Duties of Trustee....................................................49

        Section 8.02. Certain Matters Affecting the Trustee................................49

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................49

        Section 8.04. Trustee May Own Certificates.........................................49

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses; Indemnification.49

        Section 8.06. Eligibility Requirements for Trustee.................................50

        Section 8.07. Resignation and Removal of the Trustee...............................50

        Section 8.08. Successor Trustee....................................................50

        Section 8.09. Merger or Consolidation of Trustee...................................50

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................50

        Section 8.11. Appointment of Custodians............................................50

        Section 8.12. Appointment of Office or Agency......................................50


                                        iii

Article IX    TERMINATION..................................................................45

        Section       9.01.  Optional  Purchase  by the Master  Servicer  of All
                      Certificates;  Termination  Upon  Purchase  by the  Master
                      Servicer or Liquidation of All Mortgage Loans. .

        Section 9.02. Additional Termination Requirements. (See Section 9.02 of the Standard Terms)

        Section 9.03. Termination of Multiple REMICs. (See Section 9.03 of the Standard Terms)


Article X      REMIC PROVISIONS............................................................46

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....46

        Section 10.02.Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section
                      10.02 of the Standard Terms).........................................46

        Section 10.03.Designation of REMICs................................................46

        Section 10.04.[Reserved]...........................................................46

        Section 10.05.Compliance with Withholding Requirements.............................48

Article XI   MISCELLANEOUS PROVISIONS......................................................50

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................50

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of the Standard
                      Terms)...............................................................50

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard
                      Terms)...............................................................50

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........50

        Section 11.05.Notices..............................................................50

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the
                      Standard Terms)......................................................51

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard Terms)51

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section 11.08 of the
                      Standard Terms)......................................................51

        Section 11.09.Allocation of Voting Rights..........................................51

        Section 11.10.No Petition..........................................................51


                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of March 1, 2003

        This is a Series Supplement, dated as of March 1, 2004 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans), as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                             AGGREGATE
                               INITIAL
                             CERTIFICATE                                             FITCH/
               PASS-THROUGH    PRINCIPAL                               MATURITY      --------     MINIMUM
 DESIGNATION      RATE        BALANCE       FEATURES(1)                   DATE        MOODY'S   DENOMINATIONS(2)


Class A-I        5.00%       $14,927,000.00   Senior/Fixed Rate    March 25, 2019   AAA/Aaa    $25,000.00

Class A-II       5.00%       $37,284,000.00   Senior/Fixed Rate    March 25, 2019   AAA/Aaa    $25,000.00

  Class CB       5.00%       $148,826,000.00  Senior/Fixed Rate    March 25, 2019   AAA/Aaa    $25,000.00
  Class A-P      0.00%       $857,157.30    Principal Only/Senior                   AAA/Aaa    $25,000.00
                                                                   March 25, 2019
  Class A-V    Variable        $0.00           Senior/Interest                      AAA/Aaa   2,000,000.00
               Rate(3)                       Only/ Variable Rate   March 25, 2019
   Class R       5.00%        $100.00          Senior/Residual     March 25, 2019   AAA/Aaa   (4)
  Class M-1      5.00%       $4,052,500.00  Mezzanine/Fixed Rate   March 25, 2019    AA/NA     $25,000.00
  Class M-2      5.00%        $415,700.00   Mezzanine/Fixed Rate   March 25, 2019     A/NA     $250,000.00
  Class M-3      5.00%        $623,500.00   Mezzanine/Fixed Rate   March 25, 2019    BBB/NA    $250,000.00
  Class B-1      5.00%        $311,800.00     Subordinate/Fixed    March 25, 2019    BB/NA     $250,000.00
                                                      Rate
  Class B-2      5.00%        $207,900.00     Subordinate/Fixed    March 25, 2019     B/NA     $250,000.00
                                                     Rate
  Class B-3      5.00%        $313,246.07     Subordinate/Fixed    March 25, 2019    NA/NA     $250,000.00
                                                     Rate



__________________

1 The Certificates, other than the Class B and Class R Certificates shall be Book-Entry Certificates. The Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3    The initial Pass-Through Rate on the Class A-V Certificates is 0.3495%.

4 The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest not less than 0.01%.

        Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $207,818,903.37.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Available Distribution Amount: The sum of (i) the amount described in the definition of Available Distribution Amount in the Standard Terms and (ii) the amount allocated to the Available Distribution Amount pursuant to Section 4.02(h).

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) 150,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) (i) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is less than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, $0.00, or (ii) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is equal to or greater than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, the sum of (I) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00% (other than Additional Collateral Loans), times 0.25%, (II) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00% (other than Additional Collateral Loans), times 0.50%, and (III) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the

               Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Capitalization Reimbursement Amount: As to any Distribution Date and Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans in such Loan Group during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date and Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans in such Loan Group during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Loan Group and Distribution Date.

        Certificate: Any Class A-I, Class A-II, Class CB, Class A-P, Class A-V, Class M, Class B or Class R Certificate.

        Certificate Group: With respect to (i) Loan Group I, the Class A-I Certificates and the Residual Certificates, (ii) Loan Group II, the Class A-II Certificates and (iii) Loan Group CB, the Class CB Certificates.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-QS3" and which must be an Eligible

Account.

        Certificate Policy:  None.

        Class A-I Certificate: Any one of the Class A-I Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-I Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-I Certificates and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in Loan Group I immediately prior to such Distribution Date.

        Class A-II Certificate: Any one of the Class A-II Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-II Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-II Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) in Loan Group II immediately prior to such Distribution Date.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and any Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount for such Loan Group over the amount described in clause (C)(2) of such definition.

        Class  A-P   Principal   Distribution   Amount:   With  respect  to  any
Distribution Date and Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loan in the related Loan Group (or, in the case of a substitution of a Deleted Mortgage Loan in the related Loan Group, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in the related Loan Group that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and
        (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D)  any  amounts   allocable  to  principal   for  any  previous
        Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and Loan Group and the amount of any Class A-P Collection Shortfalls for such Loan Group remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount for the related Loan Group for such Distribution Date, if any, related to each Discount Mortgage Loan in the related Loan Group.

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount for a Loan Group shall equal the excess of (i) the sum of
(a) the related  Discount  Fraction  of the  principal  portion of each  Monthly
Payment on each Discount Mortgage Loan in the related Loan Group received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the aggregate amount calculated pursuant to clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class CB Certificates: The Class CB Certificates.

        Class CB Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class CB Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in Loan Group CB immediately prior to such Distribution Date.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  March 30, 2004.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2004-QS3.

     Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Cut-off Date:  March 1, 2004.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  5.00% per annum.

     Due Period: With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

        Eligible Funds: With respect to any Distribution Date and Loan Group, such Loan Group's portion of an amount that is allocated among the Loan Groups pro rata, based on the aggregate unpaid Class A-P Shortfalls for each Loan Group, which amount is equal to the excess of the sum of the Available
Distribution Amounts for all Loan Groups over the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates, (ii) the sum of the Senior Principal Distribution Amounts (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof) for all Loan Groups, (iii) the sum of the Class A-P Principal Distribution Amounts (determined without regard to clause
(E) of the definition of Class A-P Principal Distribution Amount) for all Loan Groups and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.25% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 1.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Fraud Losses: Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

     Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

     Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

     Group CB Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group CB Loans.

        Initial Monthly Payment Fund: $0.00, representing scheduled principal amortization and interest at the Net Mortgage Rate payable during the March 2004 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  1.95%           Class B-1:  0.15%
        Class M-2:  0.20%           Class B-2:  0.10%
        Class M-3:  0.30%           Class B-3:  0.15%

        Interest Accrual Period: With respect to any Class of Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Interest Only Certificates: The Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Loan Group:  Any of Loan Group I, Loan Group II or Loan Group CB.

     Loan Group I: The group of Mortgage Loans comprised of the Group I Loans.

     Loan Group II: The group of Mortgage Loans comprised of the Group II Loans.

     Loan Group CB: The group of Mortgage Loans comprised of the Group CB Loans.

     Maturity Date: March 25, 2019, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)               the Mortgage Loan identifying number ("RFC LOAN #");

(ii)              the maturity of the Mortgage Note ("MATURITY DATE");

(iii)             the Mortgage Rate ("ORIG RATE");

(iv)              the Subservicer pass-through rate ("CURR NET");

(v)               the Net Mortgage Rate ("NET MTG RT");

(vi)              the Pool Strip Rate ("STRIP");

(vii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)            the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)              the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Class A-V Certificates and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

        With  respect to the Class A-V  Certificates  (other  than any  Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.3495% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 16.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in April 2009 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

          (iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
               Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a
               "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage");
               (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record Date: With respect to each Distribution Date and each Class of Certificates, the close of business on the last Business Day of the month preceding the month in which the related Distribution Date occurs.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date; provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group excluding the Discount Fraction of the Discount Mortgages in such Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate: Any one of the Class A-I, Class A-II, Class CB, Class A-P, Class A-V or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

     Senior Percentage: The Class A-I Percentage, Class A-II Percentage or Class CB Percentage, as applicable.

        Senior Principal Distribution Amount: With respect to any Distribution Date and Loan Group, the lesser of (a) the balance of the related Available Distribution Amount remaining after the distribution of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i), Section 4.02(a)(ii)(X) (excluding any amount distributable pursuant to clause (E) of the definition of "Class A-P Principal Distribution Amount"), and (b) the sum of the amounts required to be distributed to the Senior Certificateholders of the related Certificate Group on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii).

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,078,189 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 22.69% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Percentage; With respect to any Loan Group, as of any date of determination a percentage equal to 100% minus the related Senior Percentage as of that date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group and each Class of Subordinate Certificates, (a) the sum of the following: (i) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date for the related Loan Group under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) for the related Loan Group (without giving effect to the related Senior Accelerated Distribution Percentages) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month for the related Loan Group (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for the related Loan Group for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (ii) the Capitalization Reimbursement Amount for such Loan Group and Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan in the related Loan Group, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Uncertificated Class A-V REMIC Regular Interests: Each of the 1,477 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,477, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Undercollateralized Amount: With respect any Certificate Group and Distribution Date, the excess of (i) the aggregate Certificate Principal Balance of such Certificate Group over (ii) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, in each case calculated on such Distribution Date after giving effect to distributions to be made thereon (other than amounts to be distributed pursuant to Section 4.02(i) on such Distribution
Date).

        Undercollateralized Certificate Group: With respect any Distribution Date, a Certificate Group for which the related Undercollateralized Amount exceeds zero.

     Underwriters:   Citigroup  Global  Markets  Inc.  and  Residential  Funding
Securities Corporation.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

               (a) (See Section 2.01(a) of the Standard Terms)

               (b) (See Section 2.01(b) of the Standard Terms)

               (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

               (d) (See Section 2.01(d) of the Standard Terms)

               (e) (See Section 2.01(e) of the Standard Terms)

               (f) (See Section 2.01(f) of the Standard Terms)

               (g) (See Section 2.01(g) of the Standard Terms)

               (h) (See Section 2.01(h) of the Standard Terms)

Section 2.02.

Section 2.03.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.04.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

     (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 11% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

     (vi) No more than 3.6% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 4.1% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California; no more than 3.0% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 2.2% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside
          California; no more than 0.5% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in Texas, and no more than 0.4% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside Texas;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 64.39% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 14.29% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 1.60% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program; approximately 53.22% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 2.06% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 0.00% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program; and approximately 68.10% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 19.52% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 3.23% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 19.80% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date, approximately 6.97% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date and approximately 28.06% of the Group CB Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None of the Mortgage Loans have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in

Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.05.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to
Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (k) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04,  Residential Funding shall deliver to the Trustee or the Custodian

Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (k) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

     Section 2.06. Execution and Authentication of Certificates/Issuance of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R Certificates in authorized denominations that evidence ownership in the Trust Fund.

Section 2.07.  [Reserved].

Section 2.08.  [Reserved].

     Section 2.09. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

ARTICLE III

                          ADMINISTRATION AND SERVICING
                            OF MORTGAGE LOANS

     Section 3.01. Master Servicer to Act as Servicer. (See Section 3.01 of the Standard Terms)

     Section  3.02.   Subservicing   Agreements   Between  Master  Servicer  and
          Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

                      (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to the Standard Terms as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

                      (b)    (See Section 3.02(b) of the Standard Terms)

     Section 3.03. Successor Subservicers. (See Section 3.03 of the Standard Terms)

     Section 3.04. Liability of the Master Servicer. (See Section 3.04 of the Standard Terms)

     Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders. (See Section 3.05 of the Standard Terms)

     Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee. (See Section 3.06 of the Standard Terms)

     Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance.
        Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrue, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the

        Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing
        Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause 4(k) of the Assignment Agreement) and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any  amounts  received  by the  Master  Servicer  in  respect of Pledged
        Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) - (d). (See Section 3.07(c) -(d) of the Standard Terms)

     Section 3.08. Subservicing Accounts; Servicing Accounts. (See Section 3.08 of the Standard Terms)

     Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans. (See Section 3.09 of the Standard Terms)

     Section 3.10.  Permitted  Withdrawals  from  the  Custodial  Account.  (See
          Section 3.10 of the Standard Terms)

     Section 3.11. Maintenance of the Primary Insurance Policies; Collections Thereunder. (See Section 3.11 of the Standard Terms)

     Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage. (See Section 3.12 of the Standard Terms)

     Section  3.13.   Enforcement   of  Due-on-Sale   Clauses;   Assumption  and
          Modification Agreements; Certain Assignments. (See Section 3.13 of the Standard Terms)

     Section 3.14. Realization Upon Defaulted Mortgage Loans. (See Section 3.14 of the Standard Terms)

     Section 3.15. Trustee to Cooperate; Release of Mortgage Files. (See Section
          3.15 of the Standard Terms)

     Section 3.16. Servicing and Other Compensation; Compensating Interest. (See
          Section 3.16 of the Standard Terms)

     Section 3.17. Reports to the Trustee and the Company. (See Section 3.17 of the Standard Terms)

     Section 3.18. Annual Statement as to Compliance. (See Section 3.18 of the Standard Terms)

     Section 3.19. Annual Independent Public Accountants' Servicing Report. (See
          Section 3.19 of the Standard Terms)

     Section 3.20. Rights of the Company in Respect of the Master Servicer. (See
          Section 3.20 of the Standard Terms)

     Section 3.21. Administration of Buydown Funds (See Section 3.21 of the Standard Terms)

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

(a) (See Section 4.01(a) of the Standard Terms)

(b) (See Section 4.01(b) of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date the Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c), (e) and (i) below), in each case to the extent of the related or specified Available Distribution Amount remaining in the case of clauses (i) through (iii), and to the extent of the remaining Available Distribution Amounts from all Loan Groups, in the case of clauses (iv) through (xvii):

(i) (W) from the Available Distribution Amount related to the Loan Group I, to the Class A-I Certificateholders Accrued Certificate Interest on such Class of Certificates for such Distribution Date, plus any Accrued
        Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this
        Section 4.02(a);

                      (X) from the Available Distribution Amount related to the Loan Group II, to the Class A-II Certificateholders Accrued Certificate Interest on such Class of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

                      (Y) from the Available Distribution Amount related to the Loan Group CB, to the Class CB Certificateholders Accrued Certificate Interest on such Class of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

                      (Z) from the Available  Distribution  Amount  derived from the related Loan Group, on a parity with the distributions in Sections 4.02(a)(i)(W), 4.02(a)(i)(X) and 4.02(a)(i)(Y), as applicable, to the
        Class A-V Certificates (or Subclasses, if any) in proportion to the respective amounts of Accrued Certificate Interest thereon derived from each Loan Group, Accrued Certificate Interest on the Class A-V Certificates (or Subclasses, if any) with respect to such Distribution Date and derived from the related Loan Group, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date with respect to such Loan Group except as provided in the last paragraph of this Section 4.02(a);

(ii) (X) to the Class A-P Certificates, from the Available Distribution Amount for the respective Loan Groups, the sum of Class A-P Principal Distribution Amounts for all Loan Groups (applied to reduce the Certificate Principal Balances of the Class A-P Certificates); and

                      (Y) to the Senior Certificates (other than the Class A-P Certificates and the Class A-V Certificates) of each Certificate Group, from the Available Distribution Amount for the related Loan Group, in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the related Senior Percentage for such Distribution Date and Loan Group times the sum of the following:

     (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan in the related Loan Group (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

     (2) the Stated Principal Balance of any Mortgage Loan in the related Loan Group repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan in such Loan Group pursuant to Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

     (3) the principal portion of all other unscheduled collections with respect to the related Loan Group (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds), including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
          Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan in the related Loan Group for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage
               Loan) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in clause (C) of the definition of Class A-P Principal Distribution Amount;

(C) the related Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full with respect to the related Loan Group received in the related Prepayment Period and Curtailments with respect to the related Loan Group received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D) any portion of the Excess Subordinate Principal Amount for such Distribution Date allocated to the related Loan Group;

(E)            any amounts described in subsection (ii)(Y), clauses (A), (B) and
               (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; and

                      (F) amounts required to be distributed to the Holders of Class A-I, Class A-II or the Class CB Certificates, as applicable, pursuant to Section 4.02(h); minus

                      (G) the related  Capitalization  Reimbursement  Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan in the related Loan Group, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (G), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, payable from the Available Distribution Amount for the related Loan Group without giving effect to any reductions for the Capitalization Reimbursement Amount;

(iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix),
        (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi)    the  Holders  of the Class M-2  Certificates,  the  Accrued  Certificate
        Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

(xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvi)to the Senior Certificates, on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amounts for each Loan Group remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amounts for each Loan Group remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

(xvii) to the Class R Certificates, the balance, if any, of the Available Distribution Amounts for each Loan Group.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) (I) Distributions of principal from the Available Distribution Amount for Loan Group I on each Distribution Date will be made as follows:

(i) first, the Class A-P Principal Distribution Amount for Loan Group I shall be distributed to the Class A-P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(ii) second, an amount equal to the Senior Principal Distribution Amount for Loan Group I shall be distributed as follows:

(A) first, to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(B) second, to the Class A-I Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

           (II) Distributions of principal from the Available Distribution Amount for Loan Group II on each Distribution Date will be made as follows:

               (i) first, the Class A-P Principal Distribution Amount for Loan Group II shall be distributed to the Class A-P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (ii) second, an amount equal to the Senior Principal Distribution Amount for Loan Group II shall be distributed to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

           (III) Distributions of principal from the Available Distribution Amount for Loan Group CB on each Distribution Date will be made as follows:

               (i) first, the Class A-P Principal Distribution Amount for Loan Group CB shall be distributed to the Class A-P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (ii) second, an amount equal to the Senior Principal Distribution Amount for Loan Group CB shall be distributed to the Class CB Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(c) Notwithstanding Section 4.02(b), on or after the Credit Support Depletion Date, the Senior Principal Distribution Amount for each Loan Group will be distributed to the remaining Senior Certificates in the related Certificate Group (other than the Class A-P Certificates and the Class A-V Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances.

(d) After the reduction of the Certificate Principal Balances of all Classes of Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the applicable Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with a Certificate Principal Balance greater than zero with the highest payment priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority, up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section

4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Interest Accrual Period that relates to the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

(h) On any Distribution Date prior to the occurrence of the Credit Support Depletion Date that occurs after the reduction of the aggregate Certificate Principal Balance of a Certificate Group to zero, the Certificates relating to the remaining Certificate Groups will be entitled to receive 100% of the prepayments on the Mortgage Loans in the Loan Group related to the Certificate Group that has been fully paid, which amount shall be allocated, pro rata, between those Certificate Groups based on the aggregate Certificate Principal Balance of the related Certificates. Such amounts allocated to a Certificate Group shall be treated as part of the related Available Distribution Amount and distributed as part of the related Senior Principal Distribution Amount in accordance with the priorities set forth in 4.02(b) above, in reduction of such Certificate Principal Balances. Notwithstanding the foregoing, remaining Certificate Group will not be entitled to receive prepayments on the Mortgage Loans in a Loan Group related to Certificate Group that has been fully paid if the following two conditions are satisfied: (1) the weighted average of the Subordinate Percentages for all Loan Groups for such Distribution Date, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the
related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for all Loan Groups, calculated on that basis and (2) the outstanding principal balance of the Mortgage Loans in all Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%.

(i) For any Undercollateralized Certificate Group on any Distribution Date prior to the Credit Support Depletion Date (i) 100% of the mortgagor prepayments allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in non-related Loan Groups will be distributed to such Undercollateralized Certificate Group in accordance with the priorities set forth in Section 4.02(b) for the related Senior Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Undercollateralized Certificate Group, until such Certificate Principal Balance equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group and (ii) an amount equal to one month's interest at a rate of 5.00% per annum on the related
Undercollateralized Amount will be distributed from that portion of the Available Distribution Amount for any non-related Loan Groups that would be otherwise allocable to the Class M Certificates and Class B Certificates, in the following priority: first to pay any unpaid interest on such Undercollateralized Certificate Group and then to pay principal thereon in the manner described in clause (i) above.

Section 4.03.  Statements to  Certificateholders;  Exchange Act Reporting.  (See
     Section 4.03 of the Standard Terms)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Class A-I Certificates and the Residual Certificates (in the case of a Group I Loan), among all the Class A-II Certificates (in the case of a Group II Loan) or among all the Class CB Certificates (in the case of a Group CB
Loan), and the Class A-V Certificates (in the case of the interest portion of a Realized Loss on a Mortgage Loan in any Loan Group) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the related Senior Percentage of the remainder of the principal portion of such losses (including the principal portion of such losses on Non-Discount Mortgage Loans) will be allocated among all the Class A-I Certificates and Residual Certificates (in the case of a Group I Loan) on a pro rata basis, among the Class A-II Certificates (in the case of a Group II Loan) or among the Class CB Certificates (in the case of a Group CB Loan); and the remainder of the principal portion of such Realized Losses will be allocated among the Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable from the related Loan Group in respect of such Distribution Date and derived from the related Loan Group
(without regard to any Compensating Interest allocated to the Available Distribution Amount of such Loan Group for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates in any Certificate Group below the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

ARTICLE V

                                THE CERTIFICATES

               Section 5.01. The Certificates.

               (a) (See Section 5.01(a) of the Standard Terms)

               (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal
Balance of such Class of Certificates by the amount of the Definitive Certificates.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               (c) (See Section 5.01(c) of the Standard Terms)

Section 5.02.  Registration  of  Transfer  and  Exchange of  Certificates.  (See
     Section 5.02 of the Standard Terms)

Section 5.03. Mutilated,  Destroyed,  Lost or Stolen Certificates.  (See Section
     5.03 of the Standard Terms)

Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)

Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

Section 5.06. U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee shall obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01. Duties of Trustee (See Section 8.01 of the Standard Terms).

Section 8.02. Certain Matters Affecting the Trustee (See Section 8.02 of the Standard Terms).

Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans (See Section
     8.03 of the Standard Terms).

Section 8.04. Trustee May Own Certificates (See Section 8.04 of the Standard Terms).

Section  8.05.   Master   Servicer   to  Pay   Trustee's   Fees  and   Expenses;
     Indemnification.

               (a) (See Section 8.01(a) of the Standard Terms)

               (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

               (c) (See Section 8.05(c) of the Standard Terms)

               (d) (See Section 8.04 of the Standard Terms)

Section 8.06. Eligibility Requirements for Trustee (See Section 8.06 of the Standard Terms).

Section 8.07. Resignation and Removal of the Trustee (See Section 8.07 of the Standard Terms).

Section 8.08. Successor Trustee (See Section 8.08 of the Standard Terms).

Section 8.09. Merger or Consolidation of Trustee (See Section 8.09 of the Standard Terms).

Section 8.10. Appointment of Co-Trustee or Separate Trustee (See Section 8.10 of the Standard Terms).

Section 8.11.  Appointment  of  Custodians  (See  Section  8.11 of the  Standard
     Terms).

Section 8.12. Appointment of Office or Agency (See Section 8.12 of the Standard Terms).

ARTICLE IX

                                   TERMINATION

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (k) of such Section, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

               In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

        (b) - (e). (See Section 9.01(b) - (e) of the Standard Terms)

Section 9.02. Additional Termination Requirements. (See Section 9.02 of the Standard Terms)

Section 9.03. Termination of Multiple REMICs. (See Section 9.03 of the Standard Terms)

ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMIC.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans) as a REMIC for federal income tax purposes.

        The Class A-I, Class A-II, Class CB, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04. [Reserved]

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


---------------------------------- ---------------------------------------------
            RECIPIENT                                         ADDRESS
---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                        Suite 250, Minneapolis, Minnesota 55437,
                                   Attention:  President

---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                        Attention: Managing Director/Master
                                        Servicing

---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc.
                                        Series 2004-QS3

                                   The Trustee designates its offices located at c/o DTC Transfer Services, 55 Water Street, Jeanette Street Park Entrance, New York, New York 10041, for the purposes of Section 8.12 of the Standard Terms

---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Moody's Investors Service, Inc.    99 Church Street, 4th Floor
                                   New York, New York 10004

---------------------------------- ---------------------------------------------
---------------------------------- ---------------------------------------------
Fitch Ratings                      One State Street Plaza
                                   41st Floor
                                   New York, New York 10041
---------------------------------- ---------------------------------------------

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
     11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; and 1.0% of all Voting Rights shall be allocated among the Holders of the Class R Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]


                                            By:  /s/ Joseph Orning
                                                 Name:   Joseph Orning
                                                 Title:  Vice President

Attest: __/s/ Mark White______
      Name: Mark White
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]


                                            By:  /s/ Mark White
                                                Name: Mark White
                                                Title: Associate

Attest::_/s/ Joseph Orning______
      Name: Joseph Orning
      Title:Associate


                              DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]


                                            By:  /s/ Brent Hoyler
                                                Name: Brent Hoyler
                                                Title: Associate

                                            By:  /s/ Ronaldo Reyes
                                                 Name: Ronaldo Reyes
                                                 Title: Assistant Vice President


Attest: _/s/ Jeremy Conyers_____
      Name: Jeremy Conyers
      Title: Associate

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared Joseph Orning, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/ Brian Bangerter
                                                 Notary Public

[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared __Mark White________, known to me to be a(n) _Associate___________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/ Brian Bangerter
                                                 Notary Public

[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared _Brent Hoyler___, known to me to be a(n) _Associate_________ of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      /s/ Nicholas Charles Gisler
                                      Notary Public

[Notarial Seal]

STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared _Ronaldo Reyes__, known to me to be a(n) _Assistant Vice President of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      /s/ Nicholas Charles Gisler
                                      Notary Public

[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 07.36.01           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 2004-QS3  FIXED 15 YR C                   CUTOFF : 03/01/04
  POOL       : 0004829
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------------------
      8673448                              .2500
       87,551.30                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8732024                              .2500
       86,123.97                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8740694                              .2500
      132,560.02                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8758592                              .2500
      116,800.87                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8759244                              .2500
      245,613.04                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8763714                              .2500
      333,113.02                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      8764126                              .2500
       95,055.54                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8782252                              .2500
       91,656.23                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8792135                              .2500
      186,488.09                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8812756                              .2500
      156,022.84                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8818860                              .2500
      485,898.92                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8848928                              .2500
      427,572.58                          .0300
            4.8750                         .0000
            4.6250                         .0000
            4.5950                         .0000
            4.5950                         .0000

      8851892                              .2500
       63,645.48                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8851922                              .2500
      131,137.48                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8851980                              .2500
      161,636.47                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8853656                              .2500
      242,160.68                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8855894                              .2500
       73,101.01                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8868124                              .2500
       67,515.05                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8874926                              .2500
       56,877.01                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8879862                              .2500
       47,286.77                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8882410                              .2500
       72,854.84                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8889218                              .2500
      133,327.26                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8897976                              .2500
      109,267.47                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8899787                              .2500
       64,249.18                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8901446                              .2500
       94,940.22                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8902526                              .2500
      395,720.21                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8907414                              .2500
      128,376.81                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8919248                              .2500
       84,071.34                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8924340                              .2500
       64,284.79                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8926654                              .2500
      132,625.36                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950
1



      8928622                              .2500
       96,531.17                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8929898                              .2500
       62,059.70                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8930096                              .2500
      118,675.27                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8935658                              .2500
       64,989.67                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8937576                              .2500
      110,431.59                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8942258                              .2500
       78,350.24                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8942266                              .2500
      158,873.32                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8962130                              .2500
      122,806.53                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8962174                              .2500
       46,166.59                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8962210                              .2500
       94,815.40                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8962242                              .2500
       51,271.77                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962298                              .2500
       61,718.28                          .0300
            4.8750                         .0000
            4.6250                         .0000
            4.5950                         .0000
            4.5950                         .0000

      8962308                              .2500
      193,018.97                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8962374                              .2500
      255,341.57                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8962380                              .2500
       54,092.20                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8965190                              .2500
       67,732.05                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8965202                              .2500
       79,565.12                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8968326                              .2500
      202,501.91                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8968750                              .2500
      138,993.19                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8968768                              .2500
      134,029.16                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8977660                              .2500
      388,883.10                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8984274                              .2500
       81,043.36                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8985820                              .2500
      353,470.90                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8987204                              .2500
      190,663.73                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8992432                              .2500
      545,802.13                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8996458                              .2500
      123,216.87                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9002234                              .2500
      118,667.35                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9002290                              .2500
      104,548.76                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9011382                              .2500
      212,359.40                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9015780                              .2500
      622,523.20                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9016848                              .2500
       57,285.61                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9017324                              .2500
       73,982.31                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200
1



      9021752                              .2500
      149,086.93                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9027364                              .2500
      119,172.68                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9028816                              .2500
      303,396.04                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9041026                              .2500
       81,699.57                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9050006                              .2500
      414,523.27                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9054798                              .2500
       49,814.88                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9055136                              .2500
      147,761.46                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9055506                              .2500
       62,519.06                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000
1



      9060178                              .2500
       74,526.63                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9068006                              .2500
      128,302.55                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9078850                              .2500
       86,687.89                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9078888                              .2500
       99,637.45                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9080770                              .2500
      110,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9080988                              .2500
      112,598.87                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9096054                              .2500
       69,613.54                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9096710                              .2500
       74,730.94                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9097010                              .2500
      196,101.40                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9099944                              .2500
       48,580.57                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9103110                              .2500
       99,677.59                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            5.0000                        1.4200

      9103640                              .2500
      100,626.06                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9107502                              .2500
      124,473.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9111302                              .2500
      235,400.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9118322                              .2500
      372,939.72                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9118326                              .2500
       98,599.60                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      9122202                              .2500
       64,800.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9122570                              .2500
      196,200.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9123250                              .2500
       59,789.34                          .0800
            5.7550                         .0000
            5.5050                         .0000
            5.4250                         .0000
            5.0000                         .4250

      9128054                              .2500
       65,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9132278                              .2500
      179,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9132328                              .2500
       71,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9133610                              .2500
       55,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9136656                              .2500
       55,300.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      9136902                              .2500
      109,500.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9137194                              .2500
      250,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9143346                              .2500
      280,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9143414                              .2500
       70,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9143470                              .2500
       68,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9151328                              .2500
      180,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9153680                              .2500
      168,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9156660                              .2500
       80,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      9158436                              .2500
      289,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9163920                              .2500
      162,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9166986                              .2500
       52,700.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

  TOTAL NUMBER OF LOANS:      105
  TOTAL BALANCE........:         15,447,703.31


  RUN ON     : 03/26/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 07.36.01            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2004-QS3 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004829
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        5.5987            4.8750      6.7500
  RFC NET RATE                          5.3487            4.6250      6.5000
  NET MTG RATE(INVSTR RATE)             5.2773            4.5950      6.4200
  POST STRIP RATE                       4.9742            4.5950      5.0000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0713             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3031             .0000      1.4200







  TOTAL NUMBER OF LOANS:   105
  TOTAL BALANCE........:      15,447,703.31


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 07.36.01          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 2004-QS3 FIXED 15 YR C                    CUTOFF : 03/01/04
  POOL       : 0004829
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    8673448          U05/G02             F           89,500.00         ZZ
                                         180         87,551.30          1
                                       5.500            731.29         49
                                       5.250            731.29
    SUNRISE          FL   33323          2            08/20/03         00
    0436591697                           05           10/01/03          0
    3387696                              O            09/01/18
    0


    8732024          E82/G02             F           87,400.00         ZZ
                                         180         86,123.97          1
                                       5.375            708.35         74
                                       5.125            708.35
    SAN ANTONIO      TX   78259          2            10/03/03         00
    0400886099                           03           12/01/03          0
    0400886099                           O            11/01/18
    0


    8740694          U05/G02             F          137,200.00         ZZ
                                         180        132,560.02          1
                                       5.125          1,093.92         79
                                       4.875          1,093.92
    CROFTON          MD   21114          2            06/30/03         00
    0437161557                           07           09/01/03          0
    3373125                              O            08/01/18
    0


    8758592          286/286             F          119,000.00         ZZ
                                         180        116,800.87          2
                                       5.250            956.62         70
                                       5.000            956.62
    HUBBARD          OH   44425          5            09/24/03         00
    2581650                              05           11/01/03          0
1


    2581650                              N            10/01/18
    0


    8759244          286/286             F          250,000.00         ZZ
                                         180        245,613.04          2
                                       5.875          2,092.80         57
                                       5.625          2,092.80
    STAMFORD         CT   06902          5            09/05/03         00
    2665606                              05           11/01/03          0
    2665606                              O            10/01/18
    0


    8763714          168/168             F          339,000.00         ZZ
                                         180        333,113.02          1
                                       6.000          2,860.68         50
                                       5.750          2,860.68
    LAKE GROVE       NY   11755          2            09/04/03         00
    3355384                              05           11/01/03          0
    0339553847                           O            10/01/18
    0


    8764126          K15/G02             F           96,700.00         ZZ
                                         180         95,055.54          1
                                       6.250            829.13         90
                                       6.000            829.13
    WATERBURY        CT   06708          5            09/25/03         41
    0436716203                           01           11/01/03         25
    037405513335                         O            10/01/18
    0


    8782252          U42/G02             F           93,000.00         TX
                                         180         91,656.23          1
                                       5.500            759.89         56
                                       5.250            759.89
    WEATHERFORD      TX   76087          5            10/20/03         00
    0436865927                           05           12/01/03          0
    24302718                             O            11/01/18
    0


    8792135          U05/G02             F          193,000.00         ZZ
                                         180        186,488.09          3
                                       5.500          1,576.97         49
                                       5.250          1,576.97
    NORTH HOLLYWOOD  CA   91601          2            05/12/03         00
    0437006570                           05           07/01/03          0
    3346172                              O            06/01/18
    0


1


    8812756          U05/G02             F          158,751.00         ZZ
                                         180        156,022.84          1
                                       6.125          1,350.38         78
                                       5.875          1,350.38
    SPRING           TX   77379          2            09/15/03         00
    0436850721                           05           11/01/03          0
    3000302631                           O            10/01/18
    0


    8818860          E22/G02             F          492,800.00         ZZ
                                         180        485,898.92          2
                                       5.875          4,125.32         80
                                       5.625          4,125.32
    BRIGHTON         MA   02135          1            10/30/03         00
    0418731824                           05           12/01/03          0
    0418731824                           O            11/01/18
    0


    8848928          Y21/G02             F          437,600.00         ZZ
                                         180        427,572.58          1
                                       4.875          3,432.09         80
                                       4.625          3,432.09
    WOODBURY         CT   06798          1            09/02/03         00
    0436931372                           05           10/01/03          0
    203581105                            O            09/01/18
    0


    8851892          286/286             F           65,000.00         ZZ
                                         180         63,645.48          1
                                       6.000            548.51         74
                                       5.750            548.51
    URBANA           IL   61802          1            10/29/03         00
    2743729                              05           12/01/03          0
    2743729                              N            11/01/18
    0


    8851922          286/286             F          133,000.00         ZZ
                                         180        131,137.48          1
                                       5.875          1,113.37         80
                                       5.625          1,113.37
    NORTH PALM BEAC  FL   33408          5            10/27/03         00
    2870829                              05           12/01/03          0
    2870829                              O            11/01/18
    0


    8851980          286/286             F          166,000.00         ZZ
                                         180        161,636.47          2
                                       5.750          1,378.49         39
                                       5.500          1,378.49
1


    QUINCY           MA   02170          2            10/27/03         00
    2364377                              05           12/01/03          0
    2364377                              N            11/01/18
    0


    8853656          E86/G02             F          245,600.00         ZZ
                                         180        242,160.68          1
                                       5.875          2,055.96         80
                                       5.625          2,055.96
    LAS VEGAS        NV   89146          5            10/07/03         00
    0437007131                           03           12/01/03          0
    422907                               O            11/01/18
    0


    8855894          E22/G02             F           73,900.00         ZZ
                                         180         73,101.01          1
                                       5.500            603.82         77
                                       5.250            603.82
    MIAMI            FL   33189          2            11/04/03         00
    0418446118                           09           01/01/04          0
    0418446118                           O            12/01/18
    0


    8868124          E82/G02             F           68,200.00         ZZ
                                         180         67,515.05          4
                                       6.375            589.42         80
                                       6.125            589.42
    DAYTON           OH   45405          2            11/11/03         00
    0400918629                           05           01/01/04          0
    0400918629                           N            12/01/18
    0


    8874926          E22/G02             F           57,500.00         ZZ
                                         180         56,877.01          1
                                       5.625            473.65         68
                                       5.375            473.65
    COLUMBUS         OH   43205          2            11/14/03         00
    0418460556                           05           01/01/04          0
    0418460556                           N            12/01/18
    0


    8879862          286/286             F           48,000.00         ZZ
                                         180         47,286.77          1
                                       6.000            405.06         80
                                       5.750            405.06
    CHANNING         MI   49815          1            11/14/03         00
    2892832                              05           01/01/04          0
    2892832                              O            12/01/18
    0
1




    8882410          U45/G02             F           74,500.00         ZZ
                                         180         72,854.84          1
                                       6.500            648.97         59
                                       6.250            648.97
    GAITHERSBURG     MD   20877          5            11/05/03         00
    0437037351                           01           01/01/04          0
    00204894                             O            12/01/18
    0


    8889218          E22/G02             F          134,800.00         TX
                                         180        133,327.26          1
                                       5.375          1,092.51         80
                                       5.125          1,092.51
    RIO FRIO         TX   78879          5            11/13/03         00
    0417897071                           05           01/01/04          0
    0417897071                           O            12/01/18
    0


    8897976          E82/G02             F          110,400.00         ZZ
                                         180        109,267.47          2
                                       6.125            939.09         80
                                       5.875            939.09
    EUGENE           OR   97402          2            11/24/03         00
    0400927331                           05           01/01/04          0
    0400927331                           N            12/01/18
    0


    8899787          H04/G02             F           64,700.00         ZZ
                                         180         64,249.18          1
                                       5.875            541.62         41
                                       5.625            541.62
    PEORIA           AZ   85382          5            12/19/03         00
    0437224850                           05           02/01/04          0
    450957                               O            01/01/19
    0


    8901446          E22/G02             F           96,000.00         ZZ
                                         180         94,940.22          2
                                       5.250            771.72         57
                                       5.000            771.72
    ORANGE           NJ   07050          2            11/19/03         00
    0418999017                           05           01/01/04          0
    0418999017                           O            12/01/18
    0


    8902526          N47/G02             F          400,000.00         ZZ
                                         180        395,720.21          1
1


                                       5.625          3,294.93         16
                                       5.375          3,294.93
    ATHERTON         CA   94027          5            11/14/03         00
    0437075492                           05           01/01/04          0
    20512819                             O            12/01/18
    0


    8907414          X89/G02             F          130,000.00         ZZ
                                         180        128,376.81          1
                                       5.375          1,053.61         52
                                       5.125          1,053.61
    PORTLAND         OR   97203          2            11/17/03         00
    0437072242                           05           01/01/04          0
    2022835                              O            12/01/18
    0


    8919248          E22/G02             F           85,000.00         ZZ
                                         180         84,071.34          1
                                       5.375            688.90         80
                                       5.125            688.90
    LINDSAY          OK   73052          2            11/26/03         00
    0418917100                           05           01/01/04          0
    0418917100                           O            12/01/18
    0


    8924340          E22/G02             F           65,000.00         ZZ
                                         180         64,284.79          1
                                       5.750            539.77         51
                                       5.500            539.77
    MOAB             UT   84532          2            11/21/03         00
    0418975421                           05           01/01/04          0
    0418975421                           N            12/01/18
    0


    8926654          A52/G02             F          134,000.00         ZZ
                                         180        132,625.36          2
                                       6.125          1,139.84         80
                                       5.875          1,139.84
    DORAVILLE        GA   30340          1            12/03/03         00
    0437066475                           05           01/01/04          0
    28189                                N            12/01/18
    0


    8928622          E22/G02             F           97,500.00         ZZ
                                         180         96,531.17          4
                                       6.500            849.33         65
                                       6.250            849.33
    ALBUQUERQUE      NM   87108          5            12/03/03         00
    0419052915                           05           01/01/04          0
1


    0419052915                           N            12/01/18
    0


    8929898          E44/G02             F           64,000.00         ZZ
                                         180         62,059.70          1
                                       6.500            557.51         80
                                       6.250            557.51
    OREM             UT   84057          1            11/18/03         00
    0437075039                           01           01/01/04          0
    53030059                             N            12/01/18
    0


    8930096          N67/G02             F          120,000.00         ZZ
                                         180        118,675.27          1
                                       5.250            964.65         41
                                       5.000            964.65
    MARRIOTTSVILLE   MD   21104          5            11/19/03         00
    0437135080                           05           01/01/04          0
    3274013601                           O            12/01/18
    0


    8935658          E22/G02             F           65,700.00         ZZ
                                         180         64,989.67          1
                                       5.500            536.82         90
                                       5.250            536.82
    CLEVELAND        TN   37311          5            12/01/03         10
    0419044581                           05           01/01/04         12
    0419044581                           O            12/01/18
    0


    8937576          T44/G02             F          112,000.00         ZZ
                                         180        110,431.59          3
                                       5.875            937.57         70
                                       5.625            937.57
    TEHACHAPI        CA   93561          1            10/17/03         00
    0437155823                           05           12/01/03          0
    1094912                              N            11/01/18
    0


    8942258          E22/G02             F           78,900.00         ZZ
                                         180         78,350.24          1
                                       5.875            660.49         52
                                       5.625            660.49
    EDWARDSBURG      MI   49112          5            12/02/03         00
    0418784971                           05           02/01/04          0
    0418784971                           O            01/01/19
    0


1


    8942266          E22/G02             F          160,000.00         ZZ
                                         180        158,873.32          1
                                       5.750          1,328.66         58
                                       5.500          1,328.66
    SELDEN           NY   11784          5            12/02/03         00
    0418789863                           05           02/01/04          0
    0418789863                           O            01/01/19
    0


    8962130          286/286             F          125,000.00         ZZ
                                         180        122,806.53          1
                                       5.875          1,046.40         44
                                       5.625          1,046.40
    WOODINVILLE      WA   98072          5            09/29/03         00
    2806480                              05           11/01/03          0
    2806480                              N            10/01/18
    0


    8962174          286/286             F           47,000.00         ZZ
                                         180         46,166.59          1
                                       5.750            390.30         30
                                       5.500            390.30
    KURE BEACH       NC   28449          2            09/30/03         00
    2707972                              05           11/01/03          0
    2707972                              N            10/01/18
    0


    8962210          286/286             F           96,250.00         ZZ
                                         180         94,815.40          1
                                       5.125            767.43         70
                                       4.875            767.43
    PARADISE         CA   95969          5            10/01/03         00
    2662386                              05           12/01/03          0
    2662386                              N            11/01/18
    0


    8962242          286/286             F           52,000.00         ZZ
                                         180         51,271.77          1
                                       5.875            435.31         80
                                       5.625            435.31
    COLUMBIA         MD   21044          1            10/31/03         00
    2868969                              01           12/01/03          0
    2868969                              N            11/01/18
    0


    8962298          286/286             F           63,800.00         ZZ
                                         156         61,718.28          1
                                       4.875            552.97         75
                                       4.625            552.97
1


    DOVER            DE   19904          2            07/22/03         00
    2617675                              01           09/01/03          0
    2617675                              N            08/01/16
    0


    8962308          286/286             F          200,000.00         ZZ
                                         180        193,018.97          3
                                       5.250          1,607.76         48
                                       5.000          1,607.76
    ROSELLE          IL   60172          5            10/30/03         00
    2828086                              05           12/01/03          0
    2828086                              N            11/01/18
    0


    8962374          286/286             F          260,000.00         ZZ
                                         180        255,341.57          1
                                       5.625          2,141.71         31
                                       5.375          2,141.71
    SAN FRANCISCO    CA   94131          2            09/23/03         00
    2817176                              05           11/01/03          0
    2817176                              N            10/01/18
    0


    8962380          286/286             F           54,850.00         ZZ
                                         180         54,092.20          1
                                       6.500            477.81         58
                                       6.250            477.81
    EMMITSBURG       MD   21727          2            10/31/03         00
    2807265                              05           12/01/03          0
    2807265                              N            11/01/18
    0


    8965190          Q87/G02             F           68,500.00         ZZ
                                         180         67,732.05          1
                                       5.875            573.43         55
                                       5.625            573.43
    MILTON           FL   32570          5            11/19/03         00
    0437215593                           05           01/01/04          0
    MIWI05                               O            12/01/18
    0


    8965202          E82/G02             F           80,100.00         ZZ
                                         180         79,565.12          4
                                       6.375            692.26         73
                                       6.125            692.26
    DAYTON           OH   45405          2            12/10/03         00
    0400922324                           05           02/01/04          0
    0400922324                           N            01/01/19
    0
1




    8968326          E22/G02             F          204,000.00         TX
                                         180        202,501.91          1
                                       5.250          1,639.91         80
                                       5.000          1,639.91
    CARROLLTON       TX   75010          5            12/10/03         00
    0418970786                           05           02/01/04          0
    0418970786                           O            01/01/19
    0


    8968750          E22/G02             F          140,000.00         ZZ
                                         180        138,993.19          1
                                       5.500          1,143.92         78
                                       5.250          1,143.92
    MORRISON         CO   80465          5            12/10/03         00
    0419225461                           05           02/01/04          0
    0419225461                           O            01/01/19
    0


    8968768          E22/G02             F          135,000.00         ZZ
                                         180        134,029.16          1
                                       5.500          1,103.06         72
                                       5.250          1,103.06
    FRESNO           CA   93711          5            12/08/03         00
    0419233044                           05           02/01/04          0
    0419233044                           O            01/01/19
    0


    8977660          E82/G02             F          391,700.00         ZZ
                                         180        388,883.10          1
                                       5.500          3,200.52         38
                                       5.250          3,200.52
    SAN ANTONIO      TX   78217          2            12/16/03         00
    0400914479                           05           02/01/04          0
    0400914479                           O            01/01/19
    0


    8984274          S27/G02             F           81,600.00         ZZ
                                         180         81,043.36          2
                                       6.125            694.11         80
                                       5.875            694.11
    APOPKA           FL   32703          1            12/16/03         00
    0437219363                           05           02/01/04          0
    1010034702                           N            01/01/19
    0


    8985820          Y65/G02             F          363,000.00         ZZ
                                         180        353,470.90          1
1


                                       5.125          2,894.27         73
                                       4.875          2,894.27
    CORTLANDT MANOR  NY   10567          5            07/16/03         00
    0437226129                           05           09/01/03          0
    40064062                             O            08/01/18
    0


    8987204          E22/G02             F          193,000.00         T
                                         180        190,663.73          1
                                       5.375          1,564.20         70
                                       5.125          1,564.20
    MANCHESTER       MI   48158          2            12/23/03         00
    0419038518                           05           02/01/04          0
    0419038518                           O            01/01/19
    0


    8992432          E22/G02             F          550,000.00         ZZ
                                         180        545,802.13          1
                                       5.375          4,457.56         79
                                       5.125          4,457.56
    RANCHO CUCAMONG  CA   91737          5            12/15/03         00
    0419329537                           05           02/01/04          0
    0419329537                           O            01/01/19
    0


    8996458          E82/G02             F          124,100.00         ZZ
                                         180        123,216.87          1
                                       5.625          1,022.25         46
                                       5.375          1,022.25
    CERRITOS         CA   90703          2            12/13/03         00
    0400930475                           05           02/01/04          0
    0400930475                           O            01/01/19
    0


    9002234          E22/G02             F          119,500.00         ZZ
                                         180        118,667.35          1
                                       5.875          1,000.36         48
                                       5.625          1,000.36
    FRESNO           CA   93720          2            12/23/03         00
    0419343066                           03           02/01/04          0
    0419343066                           N            01/01/19
    0


    9002290          E22/G02             F          105,500.00         ZZ
                                         180        104,548.76          1
                                       5.625            869.04         60
                                       5.375            869.04
    SACRAMENTO       CA   95824          5            12/19/03         00
    0419346960                           05           02/01/04          0
1


    0419346960                           O            01/01/19
    0


    9011382          E82/G02             F          213,100.00         ZZ
                                         180        212,359.40          1
                                       5.875          1,783.90         51
                                       5.625          1,783.90
    SAN MATEO        CA   94402          2            12/30/03         00
    0400933719                           01           03/01/04          0
    0400933719                           O            02/01/19
    0


    9015780          E22/G02             F          630,500.00         ZZ
                                         120        622,523.20          1
                                       5.375          6,803.60         43
                                       5.125          6,803.60
    HOUSTON          TX   77024          2            12/31/03         00
    0419203757                           03           02/01/04          0
    0419203757                           O            01/01/14
    0


    9016848          N74/G02             F           58,000.00         ZZ
                                         120         57,285.61          1
                                       5.875            640.28         78
                                       5.625            640.28
    VERNON HILL      VA   24597          5            12/29/03         00
    0437276553                           05           02/05/04          0
    8697623                              O            01/05/14
    0


    9017324          U05/G02             F           75,000.00         TX
                                         180         73,982.31          1
                                       6.250            643.07         61
                                       6.000            643.07
    DALLAS           TX   75243          5            10/03/03         00
    0437264765                           05           12/01/03          0
    3417264                              O            11/01/18
    0


    9021752          E22/G02             F          150,100.00         ZZ
                                         180        149,086.93          1
                                       6.250          1,286.99         95
                                       6.000          1,286.99
    HASLETT          MI   48840          5            01/02/04         01
    0419337464                           05           02/01/04         25
    0419337464                           O            01/01/19
    0


1


    9027364          W08/G02             F          120,000.00         ZZ
                                         180        119,172.68          1
                                       6.000          1,012.63         80
                                       5.750          1,012.63
    N. LAUDERDALE    FL   33068          1            12/30/03         00
    0437275100                           05           02/01/04          0
    034216MG                             O            01/01/19
    0


    9028816          M27/G02             F          304,500.00         ZZ
                                         180        303,396.04          1
                                       5.375          2,467.87         52
                                       5.125          2,467.87
    CHAPEL HILL      NC   27517          2            12/31/03         00
    0437265663                           03           03/01/04          0
    0100021343                           O            02/01/19
    0


    9041026          E22/G02             F           82,000.00         ZZ
                                         180         81,699.57          1
                                       5.250            659.18         33
                                       5.000            659.18
    MIAMI            FL   33185          5            01/09/04         00
    0419418108                           05           03/01/04          0
    0419418108                           O            02/01/19
    0


    9050006          168/168             F          416,000.00         ZZ
                                         180        414,523.27          1
                                       5.625          3,426.73         80
                                       5.375          3,426.73
    SMITHTOWN        NY   11725          1            01/12/04         00
    0379852969                           05           03/01/04          0
    0379852969                           O            02/01/19
    0


    9054798          E22/G02             F           50,000.00         ZZ
                                         180         49,814.88          1
                                       5.125            398.66         74
                                       4.875            398.66
    NEW ORLEANS      LA   70117          5            01/14/04         00
    0419437017                           05           03/01/04          0
    0419437017                           O            02/01/19
    0


    9055136          E22/G02             F          148,700.00         ZZ
                                         120        147,761.46          1
                                       5.375          1,604.59         24
                                       5.125          1,604.59
1


    BOYD             TX   76023          2            01/14/04         00
    0419020227                           05           03/01/04          0
    0419020227                           O            02/01/14
    0


    9055506          K15/G02             F           63,000.00         ZZ
                                         180         62,519.06          1
                                       5.125            502.31         53
                                       4.875            502.31
    PLATTSMOUTH      NE   68048          2            01/16/04         00
    0437355316                           05           03/01/04          0
    018305515270                         O            02/01/19
    0


    9060178          K15/G02             F           75,000.00         ZZ
                                         120         74,526.63          1
                                       5.375            809.31         59
                                       5.125            809.31
    REX              GA   30273          5            01/12/04         00
    0437365125                           05           03/01/04          0
    007905526188                         N            02/01/14
    0


    9068006          U05/G02             F          128,750.00         ZZ
                                         180        128,302.55          1
                                       5.875          1,077.79         79
                                       5.625          1,077.79
    SPRING           TX   77388          2            01/15/04         00
    0437367774                           09           03/01/04          0
    3000510986                           N            02/01/19
    0


    9078850          E22/G02             F           87,000.00         TX
                                         180         86,687.89          1
                                       5.500            710.86         80
                                       5.250            710.86
    GARLAND          TX   75043          5            01/23/04         00
    0419485354                           05           03/01/04          0
    0419485354                           O            02/01/19
    0


    9078888          E22/G02             F          100,000.00         ZZ
                                         180         99,637.45          1
                                       5.375            810.47         69
                                       5.125            810.47
    GARDINER         ME   04345          5            01/23/04         00
    0419507769                           05           03/01/04          0
    0419507769                           O            02/01/19
    0
1




    9080770          E82/G02             F          110,000.00         ZZ
                                         180        110,000.00          1
                                       5.375            891.51         70
                                       5.125            891.51
    ALTA VISTA       KS   66834          2            01/28/04         00
    0400945739                           05           04/01/04          0
    0400945739                           O            03/01/19
    0


    9080988          E22/G02             F          113,000.00         ZZ
                                         180        112,598.87          2
                                       5.625            930.82         36
                                       5.375            930.82
    BLOOMFILED       NJ   07003          2            01/29/04         00
    0419405766                           05           03/01/04          0
    0419405766                           N            02/01/19
    0


    9096054          K15/G02             F           70,000.00         ZZ
                                         180         69,613.54          1
                                       5.375            567.33         41
                                       5.125            567.33
    MADERA           CA   93638          5            01/23/04         00
    0437396799                           05           03/01/04          0
    019305515674                         O            02/01/19
    0


    9096710          E22/G02             F           75,000.00         ZZ
                                         180         74,730.94          1
                                       5.500            612.81         72
                                       5.250            612.81
    PLEASANT GROVE   UT   84062          1            01/30/04         00
    0419123955                           01           03/01/04          0
    0419123955                           N            02/01/19
    0


    9097010          B39/G02             F          196,800.00         ZZ
                                         180        196,101.40          1
                                       5.625          1,621.10         80
                                       5.375          1,621.10
    MAPLEWOOD        MN   55117          1            02/02/04         00
    0437390578                           05           03/01/04          0
    04800080F                            N            02/01/19
    0


    9099944          601/G02             F           48,750.00         ZZ
                                         180         48,580.57          1
1


                                       5.875            408.10         75
                                       5.625            408.10
    ROME             GA   30161          5            01/16/04         00
    0437404395                           05           03/01/04          0
    63864037                             N            02/01/19
    0


    9103110          N67/G02             F          100,000.00         ZZ
                                         180         99,677.59          1
                                       6.750            884.91         67
                                       6.500            884.91
    MIDLOTHIAN       IL   60445          5            01/26/04         00
    0437458359                           05           03/01/04          0
    3262008540                           O            02/01/19
    0


    9103640          N67/G02             F          101,000.00         ZZ
                                         180        100,626.06          2
                                       5.125            805.29         51
                                       4.875            805.29
    MIAMI            FL   33142          5            01/26/04         00
    0437460546                           05           03/01/04          0
    3254010699                           O            02/01/19
    0


    9107502          E22/G02             F          124,473.00         TX
                                         180        124,473.00          1
                                       5.750          1,033.64         64
                                       5.500          1,033.64
    GRAND PRAIRIE    TX   75051          5            02/04/04         00
    0419560198                           05           04/01/04          0
    0419560198                           O            03/01/19
    0


    9111302          E22/G02             F          235,400.00         TX
                                         180        235,400.00          1
                                       5.250          1,892.33         80
                                       5.000          1,892.33
    CYPRESS          TX   77433          5            02/03/04         00
    0419664354                           03           04/01/04          0
    0419664354                           O            03/01/19
    0


    9118322          E84/G02             F          380,000.00         ZZ
                                         180        372,939.72          1
                                       5.625          3,130.18         59
                                       5.375          3,130.18
    BROOMFIELD       CO   80020          5            09/08/03         00
    0437523277                           05           11/01/03          0
1


    1101082895                           O            10/01/18
    0


    9118326          E84/G02             F          100,000.00         ZZ
                                         180         98,599.60          1
                                       5.875            837.12         31
                                       5.625            837.12
    MINNEAPOLIS      MN   55410          2            10/20/03         00
    0437523293                           05           12/01/03          0
    69933324                             O            11/01/18
    0


    9122202          E22/G02             F           64,800.00         ZZ
                                         180         64,800.00          1
                                       5.500            529.47         90
                                       5.250            529.47
    KIRBYVILLE       MO   65679          5            02/06/04         01
    0419520952                           05           04/01/04         12
    0419520952                           O            03/01/19
    0


    9122570          E22/G02             F          196,200.00         ZZ
                                         180        196,200.00          1
                                       5.625          1,616.16         90
                                       5.375          1,616.16
    DEARBORN HEIGHT  MI   48127          5            02/11/04         01
    0419811781                           05           04/01/04         25
    0419811781                           O            03/01/19
    0


    9123250          Q87/G02             F           60,000.00         ZZ
                                         180         59,789.34          1
                                       5.755            498.41         57
                                       5.505            498.41
    WHITE PINE       TN   37890          5            02/05/04         00
    0437475130                           05           03/10/04          0
    CAMI01                               O            02/10/19
    0


    9128054          E22/G02             F           65,000.00         TX
                                         180         65,000.00          1
                                       5.625            535.43         50
                                       5.375            535.43
    AUSTIN           TX   78758          5            02/11/04         00
    0419661517                           05           04/01/04          0
    0419661517                           O            03/01/19
    0


1


    9132278          E22/G02             F          179,000.00         TX
                                         180        179,000.00          1
                                       5.375          1,450.73         55
                                       5.125          1,450.73
    HARLINGEN        TX   78552          5            02/12/04         00
    0419738646                           05           04/01/04          0
    0419738646                           O            03/01/19
    0


    9132328          E22/G02             F           71,000.00         ZZ
                                         180         71,000.00          1
                                       6.375            613.62         95
                                       6.125            613.62
    ANNISTON         AL   36207          5            02/12/04         01
    0419761192                           05           04/01/04         30
    0419761192                           O            03/01/19
    0


    9133610          U35/G02             F           55,000.00         ZZ
                                         180         55,000.00          1
                                       5.625            453.05         69
                                       5.375            453.05
    CULVER           IN   46511          5            02/16/04         00
    0437502529                           05           04/01/04          0
    15090660                             O            03/01/19
    0


    9136656          E84/G02             F           55,300.00         ZZ
                                         180         55,300.00          1
                                       5.875            462.93         70
                                       5.625            462.93
    EAST SPARTA      OH   44626          2            02/02/04         00
    0437520786                           05           04/01/04          0
    1101125059                           N            03/01/19
    0


    9136902          E82/G02             F          109,500.00         ZZ
                                         180        109,500.00          1
                                       5.375            887.46         54
                                       5.125            887.46
    LITTLETON        CO   80124          2            02/18/04         00
    0400950747                           05           04/01/04          0
    0400950747                           O            03/01/19
    0


    9137194          E22/G02             F          250,000.00         TX
                                         180        250,000.00          1
                                       5.375          2,026.16         79
                                       5.125          2,026.16
1


    GARLAND          TX   75043          5            02/13/04         00
    0419544671                           05           04/01/04          0
    0419544671                           O            03/01/19
    0


    9143346          E22/G02             F          280,000.00         ZZ
                                         180        280,000.00          1
                                       5.125          2,232.50         79
                                       4.875          2,232.50
    DALLAS           TX   75219          1            02/23/04         00
    0419791736                           06           04/01/04          0
    0419791736                           O            03/01/19
    0


    9143414          E22/G02             F           70,000.00         ZZ
                                         180         70,000.00          1
                                       5.250            562.71         85
                                       5.000            562.71
    SPOKANE          WA   99207          2            02/17/04         04
    0419768197                           05           04/01/04         12
    0419768197                           O            03/01/19
    0


    9143470          E22/G02             F           68,000.00         ZZ
                                         120         68,000.00          1
                                       5.875            750.68         92
                                       5.625            750.68
    SIOUX CITY       IA   51103          5            02/17/04         01
    0419740436                           05           04/01/04         30
    0419740436                           O            03/01/14
    0


    9151328          144/144             F          180,000.00         ZZ
                                         180        180,000.00          1
                                       5.375          1,458.84         51
                                       5.125          1,458.84
    SAUGERTIES       NY   12477          5            02/10/04         00
    160748517                            05           04/01/04          0
    160748517                            O            03/01/19
    0


    9153680          E22/G02             F          168,000.00         ZZ
                                         180        168,000.00          2
                                       6.500          1,463.46         79
                                       6.250          1,463.46
    CHICAGO          IL   60637          5            02/25/04         00
    0419930177                           05           04/01/04          0
    0419930177                           N            03/01/19
    0
1




    9156660          Q87/G02             F           80,000.00         ZZ
                                         180         80,000.00          1
                                       5.875            669.69         72
                                       5.625            669.69
    PALMERSVILLE     TN   38241          2            02/12/04         00
    0437521446                           05           04/01/04          0
    KIDA03                               O            03/01/19
    0


    9158436          E22/G02             F          289,000.00         ZZ
                                         180        289,000.00          1
                                       5.375          2,342.25         85
                                       5.125          2,342.25
    ST PETERSBURG    FL   33702          5            02/23/04         04
    0419864079                           05           04/01/04         20
    0419864079                           O            03/01/19
    0


    9163920          K15/G02             F          162,000.00         ZZ
                                         180        162,000.00          1
                                       5.500          1,323.68         90
                                       5.250          1,323.68
    FRESNO           CA   93705          5            02/12/04         41
    0437528433                           05           04/01/04         12
    019305516625                         O            03/01/19
    0


    9166986          E22/G02             F           52,700.00         T
                                         180         52,700.00          1
                                       5.500            430.60         57
                                       5.250            430.60
    SURFSIDE         TX   77178          2            03/02/04         00
    0419567953                           05           04/01/04          0
    0419567953                           O            03/01/19
    0
1



   TOTAL NUMBER OF LOANS   :        105

   TOTAL ORIGINAL BALANCE  :    15,610,124.00

   TOTAL PRINCIPAL BALANCE :    15,447,703.31

   TOTAL ORIGINAL P+I      :       131,067.50

   TOTAL CURRENT P+I       :       131,067.50


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 07.46.19           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 2004-QS3  FIXED 15 YR NC                  CUTOFF : 03/01/04
  POOL       : 0004830
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  -----------------------------------------------------------------------
      8549290                              .2500
       80,854.85                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8552594                              .2500
      167,392.47                          .0300
            4.8750                         .0000
            4.6250                         .0000
            4.5950                         .0000
            4.5950                         .0000

      8565418                              .2500
       76,018.98                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      8565484                              .2500
       71,940.38                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8565826                              .2500
       40,700.82                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8572988                              .2500
       85,170.37                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8605534                              .2500
      112,985.66                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8606736                              .2500
      101,804.69                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8609180                              .2500
       92,555.93                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8609196                              .2500
       52,268.34                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8609224                              .2500
       81,027.59                          .0300
            4.3750                         .0000
            4.1250                         .0000
            4.0950                         .0000
            4.0950                         .0000

      8640358                              .2500
      119,264.41                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      8640364                              .2500
       68,296.87                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8640412                              .2500
      117,412.86                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8640424                              .2500
       95,898.86                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8640446                              .2500
       62,858.60                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8649478                              .2500
       75,634.67                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8655548                              .2500
       72,675.95                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8656214                              .2500
       66,637.50                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8656226                              .2500
      131,999.66                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8656230                              .2500
      128,987.32                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8656254                              .2500
      199,768.09                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      8663782                              .2500
       70,972.18                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8663822                              .2500
      245,613.04                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8666582                              .2500
       80,020.76                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8668484                              .2500
       80,312.32                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8668662                              .2500
       83,508.46                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8670670                              .2500
       77,524.09                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8670714                              .2500
      105,221.97                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8670730                              .2500
       77,910.96                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000
1



      8670792                              .2500
       56,273.57                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8671298                              .2500
      165,346.98                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8673554                              .2500
       97,889.80                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8673691                              .2500
       69,067.25                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8673950                              .2500
      122,783.60                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8675626                              .2500
       64,900.47                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8675878                              .2500
      106,722.85                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8678772                              .2500
       84,629.22                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8681082                              .2500
       86,455.82                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8684212                              .2500
      242,710.68                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8684934                              .2500
       79,361.81                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8705018                              .2500
      119,300.51                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8706171                              .2500
      171,026.12                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8706205                              .2500
      181,320.43                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8706537                              .2500
      202,231.14                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8706603                              .2500
      154,140.09                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8706633                              .2500
      159,796.96                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8708454                              .2500
       96,262.73                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8710224                              .2500
      144,982.01                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8711794                              .2500
       98,165.19                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8712231                              .2500
      203,023.74                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8714190                              .2500
      175,070.25                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8714370                              .2500
       82,683.20                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8715000                              .2500
       66,127.97                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8715376                              .2500
       79,823.28                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8716568                              .2500
      123,251.52                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8718238                              .2500
      164,391.82                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8718246                              .2500
       75,556.80                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8720784                              .2500
       90,184.57                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8721204                              .2500
       83,342.71                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8722720                              .2500
       88,469.49                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8724088                              .2500
       61,515.84                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8724112                              .2500
      338,150.02                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8726722                              .2500
      181,719.70                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8731132                              .2500
      117,577.68                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8731136                              .2500
       68,673.39                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8733854                              .2500
      165,376.47                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8733962                              .2500
       81,006.50                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8734820                              .2500
       95,227.11                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8737409                              .2500
      173,597.04                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8741340                              .2500
       88,420.68                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8750816                              .2500
      195,397.53                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8755162                              .2500
      246,499.02                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8758370                              .2500
      227,649.03                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8758632                              .2500
       60,900.63                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8758732                              .2500
      130,002.73                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8758934                              .2500
      178,542.80                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8759076                              .2500
       91,615.06                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200
1



      8759404                              .2500
       85,230.37                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8766260                              .2500
       79,797.88                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8766272                              .2500
       80,910.61                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8768360                              .2500
       83,180.50                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8770378                              .2500
      266,994.56                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8776934                              .2500
      143,472.25                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8777362                              .2500
      114,024.97                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8778160                              .2500
       89,929.57                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200
1



      8778518                              .2500
       85,177.37                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8781084                              .2500
      120,138.40                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8784092                              .2500
      108,443.34                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8785652                              .2500
      228,612.87                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8791822                              .2500
       88,206.82                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8801058                              .2500
       93,162.71                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8801454                              .2500
      325,662.23                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8801692                              .2500
      209,820.59                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8802336                              .2500
       50,257.13                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8807098                              .2500
      164,704.60                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8807414                              .2500
       87,956.72                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8807420                              .2500
      147,964.65                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8811540                              .2500
       86,002.35                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8811590                              .2500
      157,688.17                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8812174                              .2500
       83,619.58                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8814406                              .2500
      150,812.18                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      8814558                              .2500
       82,576.54                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8814962                              .2500
       49,307.11                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8817100                              .2500
      133,442.43                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8822500                              .2500
      190,945.19                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8822574                              .2500
       71,744.38                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8822616                              .2500
      141,983.45                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8822700                              .2500
       59,293.08                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8822708                              .2500
      205,920.30                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000
1



      8828544                              .2500
       98,570.06                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8834514                              .2500
      299,825.41                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8836328                              .2500
       51,108.66                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8840028                              .2500
      322,225.92                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8840086                              .2500
       80,732.62                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      8840202                              .2500
       83,459.43                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8840412                              .2500
       84,520.35                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8841050                              .2500
      142,793.93                          .0300
            4.8750                         .0000
            4.6250                         .0000
            4.5950                         .0000
            4.5950                         .0000
1



      8844516                              .2500
      250,302.13                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8847020                              .2500
      145,535.54                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8848162                              .2500
      133,440.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8850014                              .2500
      163,600.99                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8850050                              .2500
      144,951.47                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8850800                              .2500
      138,039.45                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8851412                              .2500
       53,988.13                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8851534                              .2500
      131,058.23                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8851698                              .2500
       79,853.78                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851766                              .2500
      289,838.82                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8851768                              .2500
       59,934.34                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8851770                              .2500
      117,483.88                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8851772                              .2500
      141,897.60                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8851774                              .2500
       53,638.16                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8851804                              .2500
       85,320.95                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8851806                              .2500
       51,764.79                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8851810                              .2500
       66,435.61                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851812                              .2500
       53,589.33                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8851814                              .2500
       47,347.86                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8851838                              .2500
       64,051.75                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8851876                              .2500
       78,925.02                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8851878                              .2500
       39,445.66                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8851894                              .2500
      100,586.14                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8851900                              .2500
       54,754.81                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450
1



      8851902                              .2500
       84,191.47                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851904                              .2500
       40,912.69                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851906                              .2500
       51,264.12                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851908                              .2500
       46,827.79                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851910                              .2500
       93,942.82                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8851912                              .2500
      132,595.44                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8851916                              .2500
      272,134.92                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8851918                              .2500
      101,557.58                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8851924                              .2500
      119,305.52                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8851926                              .2500
       45,212.98                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8851930                              .2500
      256,320.71                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851934                              .2500
      178,851.49                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8851966                              .2500
      138,018.83                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851968                              .2500
      118,319.51                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8851970                              .2500
      110,484.06                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8851972                              .2500
      144,390.61                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8851976                              .2500
       44,560.35                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851978                              .2500
      107,012.14                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8851982                              .2500
      155,651.89                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8851984                              .2500
       82,872.13                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8851986                              .2500
       45,003.97                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851988                              .2500
       81,517.43                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8851990                              .2500
      111,992.42                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851992                              .2500
       56,201.77                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8851994                              .2500
       70,252.22                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8852852                              .2500
      104,204.25                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8853120                              .2500
      147,810.08                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8853138                              .2500
       69,247.44                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8853320                              .2500
       98,208.38                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8853774                              .2500
       79,853.78                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8855616                              .2500
      101,391.78                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8855698                              .2500
      162,207.88                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8855764                              .2500
       57,912.47                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8856886                              .2500
       95,535.84                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8857176                              .2500
      130,364.54                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8858868                              .2500
      135,414.72                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8858877                              .2500
      137,891.76                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      8866090                              .2500
      148,399.31                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8866248                              .2500
      181,736.39                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8867786                              .2500
      109,787.28                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8868112                              .2500
       67,119.08                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8868116                              .2500
       67,317.07                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8868120                              .2500
       61,872.29                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8868126                              .2500
       65,040.17                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8868132                              .2500
       88,601.15                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8868140                              .2500
       66,327.10                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8868716                              .2500
       60,585.36                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8870124                              .2500
       47,509.76                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200
1



      8872230                              .2500
       90,711.65                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8872654                              .2500
      153,792.44                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8872774                              .2500
      150,569.18                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8873690                              .2500
      138,593.95                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8873890                              .2500
      128,102.06                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8873958                              .2500
       92,374.07                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8875522                              .2500
      120,550.53                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8875572                              .2500
       45,145.09                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      8875620                              .2500
       59,202.91                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8876848                              .2500
       64,759.19                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8878196                              .2500
       81,105.20                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8878214                              .2500
      138,331.72                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8878240                              .2500
      132,596.05                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8878448                              .2500
       68,451.83                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8878454                              .2500
       94,994.21                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8878536                              .2500
      133,486.64                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8878926                              .2500
       84,635.43                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8879414                              .2500
      132,090.25                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8879640                              .2500
       51,772.49                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8879852                              .2500
      110,167.72                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8879856                              .2500
      119,075.75                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8879866                              .2500
      102,898.84                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8879872                              .2500
      106,856.49                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8879878                              .2500
       40,966.24                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8879884                              .2500
       86,204.59                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8879890                              .2500
      126,627.73                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8879896                              .2500
      150,489.57                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8879902                              .2500
       56,996.49                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8879908                              .2500
       42,297.33                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8879914                              .2500
       83,129.14                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8879928                              .2500
       55,717.03                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8879936                              .2500
      118,699.28                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      8879950                              .2500
       49,083.15                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8879956                              .2500
      199,269.81                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8880010                              .2500
      138,121.02                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8880014                              .2500
      141,988.25                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8881498                              .2500
      104,889.40                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8881668                              .2500
      113,585.25                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8881688                              .2500
       87,064.78                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8881750                              .2500
       93,700.85                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8889142                              .2500
      175,203.38                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8889372                              .2500
       65,693.67                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8889376                              .2500
      107,302.21                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8889444                              .2500
      104,935.41                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8891548                              .2500
       92,056.03                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8891724                              .2500
      148,756.84                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8891738                              .2500
       98,808.31                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8891739                              .2500
      130,170.78                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      8891802                              .2500
      173,927.93                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8891894                              .2500
      295,736.94                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8892054                              .2500
       90,587.90                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8892700                              .2500
      186,998.88                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8892732                              .2500
      193,967.99                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8892746                              .2500
       84,136.68                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8892750                              .2500
      184,644.97                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8893060                              .2500
       74,675.15                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8893062                              .2500
      102,774.87                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8893140                              .2500
      157,043.24                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8893214                              .2500
       44,354.64                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8893411                              .2500
      140,566.39                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8893837                              .2500
      122,170.80                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8893845                              .2500
      127,855.68                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8894053                              .2500
       98,182.01                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8894693                              .2500
      115,539.26                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8895624                              .2500
      106,586.71                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8895735                              .2500
      128,637.98                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8895829                              .2500
       35,346.48                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8895889                              .2500
      296,823.64                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8896922                              .2500
      100,897.17                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8897074                              .2500
       41,028.25                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8897148                              .2500
      227,757.60                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8897270                              .2500
      123,634.36                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8897301                              .2500
      306,752.06                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8897329                              .2500
       89,115.20                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8897614                              .2500
       34,627.82                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8897698                              .2500
       37,670.64                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8897818                              .2500
       79,635.16                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8897968                              .2500
      238,816.01                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8898195                              .2500
      137,465.52                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8899955                              .2500
      319,211.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8900195                              .2500
       40,915.15                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8900209                              .2500
      146,957.83                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8900231                              .2500
      301,362.85                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8900408                              .2500
       97,432.58                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8900806                              .2500
      175,322.61                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8901174                              .2500
       71,245.63                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8901214                              .2500
       98,930.06                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8901292                              .2500
      105,942.67                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      8901385                              .2500
       88,373.30                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8901561                              .2500
       53,476.96                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8901772                              .2500
       77,380.15                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8901808                              .2500
      164,104.75                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8901814                              .2500
      210,273.59                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8901878                              .2500
      109,799.72                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8901914                              .2500
      153,306.59                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8902130                              .2500
       84,248.30                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950
1



      8902257                              .2500
      124,923.46                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8902366                              .2500
      229,594.76                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8902648                              .2500
       95,795.54                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8903094                              .2500
       83,082.29                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8903946                              .2500
       61,350.43                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8904020                              .2500
       93,766.05                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8904048                              .2500
      123,648.53                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8904268                              .2500
       42,077.69                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700
1



      8904308                              .2500
      128,652.25                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8904344                              .2500
      174,030.95                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8904448                              .2500
       78,135.04                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8904459                              .2500
      113,676.58                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8904598                              .2500
      151,380.05                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8904643                              .2500
       83,439.07                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8904647                              .2500
      186,343.17                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8904649                              .2500
      199,274.90                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8904926                              .2500
      133,842.15                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8905700                              .2500
      306,786.10                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8905740                              .2500
      141,441.61                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8905780                              .2500
      108,759.10                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8905786                              .2500
      103,922.85                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8905810                              .2500
      115,774.16                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8906068                              .2500
      212,474.98                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8906070                              .2500
       57,497.66                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      8906072                              .2500
       97,195.97                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8906246                              .2500
       65,085.37                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8906286                              .2500
      103,892.86                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8907391                              .2500
       84,228.27                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8907492                              .2500
      106,807.73                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8907502                              .2500
      107,611.32                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8907660                              .2500
      133,758.53                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8907704                              .2500
      178,133.89                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      8907730                              .2500
      158,305.93                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8907816                              .2500
      124,853.13                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8908590                              .2500
       82,785.56                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8908636                              .2500
       35,741.28                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8908736                              .2500
       68,669.33                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8908884                              .2500
      152,567.33                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8908910                              .2500
       93,962.11                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8909080                              .2500
      297,018.95                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700
1



      8909714                              .2500
      193,924.79                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8909718                              .2500
      311,664.83                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8909836                              .2500
       87,434.21                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8910157                              .2500
      168,094.79                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8910277                              .2500
      119,483.30                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8910317                              .2500
      119,483.30                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8910341                              .2500
      103,538.91                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8910357                              .2500
      129,500.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      8912542                              .2500
      103,614.53                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8912576                              .2500
       47,491.77                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8913686                              .2500
       98,952.27                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8913838                              .2500
      126,630.46                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8913840                              .2500
      136,362.11                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8913850                              .2500
       79,161.85                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8913852                              .2500
       68,459.61                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8914074                              .2500
      166,659.10                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8914084                              .2500
      257,035.21                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8914118                              .2500
       62,258.48                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8914122                              .2500
      194,108.76                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8914132                              .2500
       84,080.99                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8914230                              .2500
      146,399.85                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8914262                              .2500
       92,015.34                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8914312                              .2500
       53,453.24                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8914488                              .2500
      137,512.77                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      8917664                              .2500
      103,381.90                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8919032                              .2500
      154,924.48                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8919062                              .2500
      141,586.14                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8919230                              .2500
      222,567.31                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8919336                              .2500
      148,444.88                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8919474                              .2500
       41,545.89                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8919504                              .2500
      108,712.39                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8920338                              .2500
       97,537.83                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      8922386                              .2500
       44,552.84                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8922892                              .2500
      289,798.92                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8924018                              .2500
       86,572.90                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8924022                              .2500
       89,057.03                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8924062                              .2500
      281,918.60                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8924296                              .2500
      103,316.61                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8924326                              .2500
       51,851.42                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8924354                              .2500
       34,771.23                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950
1



      8924428                              .2500
       61,937.19                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8924536                              .2500
       95,276.82                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8925514                              .2500
      110,776.38                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8926936                              .2500
      123,690.35                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8928610                              .2500
      268,037.85                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8929104                              .2500
      110,814.16                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8929610                              .2500
       86,519.14                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8929620                              .2500
       86,344.16                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8932240                              .2500
       54,441.73                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8932272                              .2500
       93,617.24                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      8932288                              .2500
      110,753.02                          .0300
            4.6250                         .0000
            4.3750                         .0000
            4.3450                         .0000
            4.3450                         .0000

      8933904                              .2500
       64,080.17                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8934074                              .2500
      108,360.50                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8934400                              .2500
      167,742.77                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8935046                              .2500
       96,500.98                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8935262                              .2500
       95,046.07                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700
1



      8935438                              .2500
      157,727.45                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8935670                              .2500
       94,962.06                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8935772                              .2500
      120,064.42                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8936156                              .2500
      245,825.13                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8936176                              .2500
       61,468.69                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8938818                              .2500
       99,355.70                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8942178                              .2500
       17,164.34                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8942212                              .2500
       91,134.14                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      8942280                              .2500
       64,740.88                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8942308                              .2500
       57,366.33                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8942326                              .2500
      277,965.19                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8942412                              .2500
       18,624.79                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8942484                              .2500
      160,822.72                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8942512                              .2500
       94,796.28                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8942538                              .2500
      148,093.89                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8942546                              .2500
       86,107.52                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950
1



      8942628                              .2500
       51,660.11                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8942648                              .2500
      173,258.22                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8942662                              .2500
      129,103.74                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8942692                              .2500
       62,786.92                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8944116                              .2500
       34,157.19                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8944172                              .2500
       49,448.02                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8944950                              .2500
      109,849.22                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8945732                              .2500
      100,273.68                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8945740                              .2500
      187,583.11                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8945830                              .2500
       83,594.49                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8946768                              .2500
      105,823.63                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            5.0000                        1.5450

      8947152                              .2500
       71,492.99                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8947190                              .2500
      213,453.84                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8947208                              .2500
       66,254.60                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8947370                              .2500
       72,959.98                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8947376                              .2500
       70,471.56                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8947382                              .2500
      181,656.12                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8947442                              .2500
      150,860.73                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8947446                              .2500
       72,959.98                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8947576                              .2500
       39,712.35                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8947712                              .2500
      126,658.93                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8947746                              .2500
      113,597.44                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8949288                              .2500
       52,458.54                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            5.0000                        1.4200

      8951332                              .2500
      134,065.33                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      8951996                              .2500
       61,319.11                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8952454                              .2500
       58,424.78                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8953436                              .2500
       37,123.37                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8953580                              .2500
      217,596.46                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8953802                              .2500
      117,713.17                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8953856                              .2500
       35,480.12                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8955258                              .2500
       59,859.43                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8955270                              .2500
      102,380.96                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8955272                              .2500
       74,968.35                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8955288                              .2500
      111,345.94                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8955578                              .2500
      124,091.61                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8955592                              .2500
       73,626.68                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8955630                              .2500
      228,528.43                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8955646                              .2500
       95,265.77                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8955658                              .2500
       69,506.66                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8955680                              .2500
      116,141.81                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8955700                              .2500
       49,640.43                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8955718                              .2500
       64,225.95                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8955858                              .2500
       88,174.71                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8955888                              .2500
       58,096.67                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8955902                              .2500
      107,164.92                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8955926                              .2500
       51,652.76                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8955968                              .2500
       61,362.94                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8955994                              .2500
      102,885.74                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      8957860                              .2500
       60,601.48                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8958332                              .2500
       76,971.80                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8958344                              .2500
       96,280.21                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8958566                              .2500
       69,258.84                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8959626                              .2500
       61,936.95                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8959956                              .2500
      194,491.18                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8960430                              .2500
      118,144.22                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8960448                              .2500
      119,165.27                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      8960458                              .2500
      168,293.78                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8960688                              .2500
      113,637.80                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8961052                              .2500
       97,901.91                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8961056                              .2500
       94,345.05                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8961072                              .2500
       84,263.30                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8961108                              .2500
      122,400.28                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8961126                              .2500
       98,751.64                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8961190                              .2500
       85,680.18                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700
1



      8961542                              .2500
      123,135.99                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8961812                              .2500
      115,569.64                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8961816                              .2500
      145,511.29                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8961836                              .2500
       62,989.38                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8961842                              .2500
      178,778.96                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8961848                              .2500
      128,594.73                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8961864                              .2500
       87,610.49                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      8961872                              .2500
      181,010.40                          .0300
            4.6250                         .0000
            4.3750                         .0000
            4.3450                         .0000
            4.3450                         .0000
1



      8961880                              .2500
      295,437.57                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8961890                              .2500
       68,297.82                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8961910                              .2500
       93,598.58                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8961916                              .2500
      145,816.77                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8961932                              .2500
      125,662.53                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8961938                              .2500
      108,316.80                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8961950                              .2500
       56,842.83                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8961968                              .2500
      140,929.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      8961974                              .2500
       59,514.22                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8961980                              .2500
       47,631.06                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8961986                              .2500
       91,333.74                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8962006                              .2500
      151,726.87                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      8962014                              .2500
      174,128.07                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8962048                              .2500
      103,459.62                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8962056                              .2500
      106,890.80                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962060                              .2500
       64,297.37                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8962074                              .2500
      146,809.46                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8962078                              .2500
       34,520.07                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            5.0000                        1.4200

      8962088                              .2500
       74,802.71                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8962096                              .2500
      319,318.99                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962100                              .2500
      104,081.10                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8962104                              .2500
      144,041.25                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8962108                              .2500
       52,875.43                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8962110                              .2500
       48,738.63                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      8962120                              .2500
      171,897.02                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8962122                              .2500
       89,772.44                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8962126                              .2500
       56,932.75                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8962134                              .2500
       73,656.27                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8962138                              .2500
      103,093.78                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962148                              .2500
       64,031.19                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8962158                              .2500
       79,176.76                          .0300
            4.8750                         .0000
            4.6250                         .0000
            4.5950                         .0000
            4.5950                         .0000

      8962168                              .2500
      108,700.17                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8962170                              .2500
      108,700.17                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8962180                              .2500
       58,482.86                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8962182                              .2500
       58,485.37                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8962192                              .2500
      129,009.57                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      8962196                              .2500
       81,295.50                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8962214                              .2500
      110,234.36                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962220                              .2500
      117,530.73                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962224                              .2500
      106,980.56                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8962230                              .2500
      106,980.56                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962234                              .2500
       30,060.56                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8962238                              .2500
       57,187.77                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962246                              .2500
       61,947.82                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8962250                              .2500
       67,570.49                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8962256                              .2500
      114,228.94                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8962260                              .2500
       80,154.03                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8962264                              .2500
       71,417.57                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200
1



      8962268                              .2500
       91,656.23                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8962286                              .2500
       53,042.47                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8962290                              .2500
       69,243.16                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8962314                              .2500
      116,295.01                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8962322                              .2500
       76,951.74                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8962332                              .2500
       44,395.78                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8962336                              .2500
       98,657.30                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8962368                              .2500
       44,395.78                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450
1



      8962370                              .2500
      137,133.71                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8962392                              .2500
      285,938.87                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962402                              .2500
       94,641.47                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8962408                              .2500
      129,553.84                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8962412                              .2500
       84,628.39                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8962414                              .2500
      173,466.07                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8962418                              .2500
      164,079.82                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8962424                              .2500
       69,001.77                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      8962426                              .2500
      184,381.25                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962432                              .2500
       61,615.55                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8962434                              .2500
       94,880.78                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8962438                              .2500
       76,157.95                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      8962452                              .2500
       68,904.25                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8962456                              .2500
       58,963.50                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      8962472                              .2500
       74,728.22                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8962480                              .2500
      138,140.05                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700
1



      8962490                              .2500
       89,082.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8962496                              .2500
      353,415.37                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8962506                              .2500
       78,551.77                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8962512                              .2500
       59,869.67                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962516                              .2500
       62,117.75                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8962522                              .2500
      148,515.98                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8962528                              .2500
      273,161.13                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8962534                              .2500
      295,798.84                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8962538                              .2500
      139,960.24                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8964626                              .2500
      228,380.41                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8964672                              .2500
       63,476.63                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8964778                              .2500
       62,588.21                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8964840                              .2500
       53,608.43                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8964932                              .2500
      213,437.55                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8965014                              .2500
      206,519.82                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8965046                              .2500
      116,007.45                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8965196                              .2500
       95,820.47                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8965198                              .2500
       73,803.84                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8965226                              .2500
      156,752.73                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8965254                              .2500
      119,155.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8965266                              .2500
      114,628.42                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8965268                              .2500
       87,957.23                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8965270                              .2500
       67,325.22                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8965272                              .2500
       90,057.97                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8965328                              .2500
       78,343.67                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8968210                              .2500
       88,657.79                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8968232                              .2500
      124,766.09                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8968314                              .2500
      178,705.54                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8968346                              .2500
       41,964.84                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8968348                              .2500
       52,940.25                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8968354                              .2500
       49,328.59                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8968392                              .2500
      148,608.58                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8968480                              .2500
       52,779.66                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8968512                              .2500
       65,932.44                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8968520                              .2500
       29,793.16                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8968534                              .2500
      101,274.14                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8968560                              .2500
      151,911.21                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8968592                              .2500
       46,935.59                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8968608                              .2500
      123,623.31                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8968628                              .2500
      115,120.11                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8968636                              .2500
      291,617.51                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8968692                              .2500
      173,145.82                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8968812                              .2500
      162,820.60                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8969294                              .2500
      293,848.90                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8969372                              .2500
      143,055.62                          .0800
            5.5900                         .0000
            5.3400                         .0000
            5.2600                         .0000
            5.0000                         .2600

      8969386                              .2500
      112,310.85                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8969390                              .2500
       63,870.63                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8969394                              .2500
       97,927.39                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950
1



      8972094                              .2500
       93,820.42                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8972602                              .2500
       60,380.82                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8972618                              .2500
       84,892.02                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8973376                              .2500
      244,212.26                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8973410                              .2500
      151,933.94                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8973658                              .2500
      142,443.08                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8973666                              .2500
      118,063.15                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8974180                              .2500
       39,619.05                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      8974206                              .2500
       77,497.44                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8974220                              .2500
      296,790.15                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8974248                              .2500
      177,023.94                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8974254                              .2500
      141,527.93                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8974292                              .2500
      103,244.21                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8974336                              .2500
      367,692.45                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8974502                              .2500
      253,870.31                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8974546                              .2500
       73,478.92                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      8974550                              .2500
      219,857.35                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8974894                              .2500
      173,728.24                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8974926                              .2500
      190,514.91                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8975096                              .2500
       37,986.28                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8975420                              .2500
      141,921.85                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8975490                              .2500
      180,519.82                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8975492                              .2500
      179,687.68                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8975590                              .2500
      131,137.48                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8975614                              .2500
      134,018.93                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8976232                              .2500
      213,453.84                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8977664                              .2500
       43,200.09                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8977666                              .2500
       74,482.93                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8977668                              .2500
       72,502.02                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8977688                              .2500
       67,327.58                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8977706                              .2500
       75,295.56                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8977714                              .2500
       88,974.65                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8977748                              .2500
      190,582.75                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8977808                              .2500
      123,098.16                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8977932                              .2500
       79,412.14                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8979356                              .2500
      178,094.18                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8979438                              .2500
      109,961.88                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8980854                              .2500
       37,842.85                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8981412                              .2500
      178,709.15                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8982024                              .2500
       99,280.86                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8982030                              .2500
      127,079.49                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8982080                              .2500
      108,820.06                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8982166                              .2500
       40,732.01                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8982174                              .2500
      103,266.61                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8982186                              .2500
       49,673.18                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8982224                              .2500
      119,207.20                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8982272                              .2500
       70,510.50                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8982284                              .2500
      101,104.48                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8982318                              .2500
      109,225.41                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8982524                              .2500
       54,211.45                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8982606                              .2500
      178,705.54                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8983966                              .2500
      212,651.07                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8984108                              .2500
       79,442.60                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8984130                              .2500
      108,299.70                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8984176                              .2500
       55,287.07                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8984264                              .2500
       51,926.41                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8984266                              .2500
       66,473.41                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8984282                              .2500
      300,747.35                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8984284                              .2500
      106,856.49                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8984288                              .2500
      169,808.51                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8984550                              .2500
      111,473.33                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8984686                              .2500
      120,012.16                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8985010                              .2500
       84,916.77                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8985022                              .2500
       34,800.74                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700
1



      8985530                              .2500
      126,658.90                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8985554                              .2500
       51,632.90                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8985630                              .2500
      325,302.38                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8986446                              .2500
       88,412.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8986648                              .2500
       62,376.07                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8986726                              .2500
      119,163.88                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8986902                              .2500
      297,842.55                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8987008                              .2500
       40,112.69                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950
1



      8987052                              .2500
      189,842.85                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8987086                              .2500
       86,430.40                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8987112                              .2500
      309,848.98                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8987156                              .2500
       63,324.12                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8987238                              .2500
      203,262.03                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8987240                              .2500
       52,895.89                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8987334                              .2500
       82,825.01                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      8987370                              .2500
      320,672.53                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8987416                              .2500
       73,456.57                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8987418                              .2500
      147,022.22                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8987422                              .2500
      246,235.17                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8987478                              .2500
      100,941.14                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8987522                              .2500
      158,837.26                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8987596                              .2500
      261,970.25                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8987608                              .2500
      130,792.54                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8987650                              .2500
       44,984.37                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8987750                              .2500
       49,605.36                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8987774                              .2500
       54,604.46                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8987854                              .2500
      102,747.84                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8987878                              .2500
      118,995.81                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8988008                              .2500
      175,677.11                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8988260                              .2500
      173,741.49                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8988272                              .2500
      248,183.20                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8988278                              .2500
       91,338.38                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8988384                              .2500
       72,895.33                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8988500                              .2500
      327,576.61                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8988506                              .2500
      287,979.37                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8988564                              .2500
       64,649.67                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8988612                              .2500
       68,042.58                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8988758                              .2500
       94,372.37                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8988942                              .2500
      116,657.95                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8990056                              .2500
      116,354.78                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      8990062                              .2500
      105,452.17                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8990068                              .2500
      208,536.78                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8990082                              .2500
      113,702.19                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8990092                              .2500
       52,844.75                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      8990696                              .2500
       54,621.66                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8990880                              .2500
       49,673.18                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      8991606                              .2500
      293,848.90                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8991926                              .2500
       88,340.84                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      8992100                              .2500
       96,089.15                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8992142                              .2500
      143,721.14                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8992152                              .2500
      105,045.20                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8992354                              .2500
       87,962.83                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8992598                              .2500
      139,411.34                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8992824                              .2500
       55,307.78                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8992908                              .2500
       99,290.06                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8992970                              .2500
      110,126.22                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000
1



      8993566                              .2500
      297,975.20                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8996290                              .2500
      271,195.57                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8996322                              .2500
      117,906.45                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      8996420                              .2500
      104,159.60                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8996646                              .2500
       91,193.50                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      8996730                              .2500
      138,533.18                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8996960                              .2500
       84,655.99                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8997156                              .2500
       85,897.29                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      8999594                              .2500
      265,139.61                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8999658                              .2500
      101,625.66                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8999698                              .2500
      178,678.15                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8999746                              .2500
      146,945.07                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8999866                              .2500
       28,671.30                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9001382                              .2500
      222,389.40                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9001470                              .2500
       80,151.33                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9001816                              .2500
       86,387.37                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      9002332                              .2500
      115,174.51                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9002366                              .2500
      129,065.11                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9002526                              .2500
       52,008.21                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9002556                              .2500
       75,669.07                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9002616                              .2500
       46,220.45                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9002630                              .2500
      100,288.80                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9002638                              .2500
      246,174.24                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9002912                              .2500
      279,972.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9002926                              .2500
       95,361.57                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9003254                              .2500
      147,022.22                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9003260                              .2500
      159,906.90                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9003458                              .2500
      114,686.69                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9003488                              .2500
      114,686.69                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9003502                              .2500
      235,267.24                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9004474                              .2500
      164,988.59                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9004482                              .2500
       50,041.34                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      9004544                              .2500
       74,664.85                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9004644                              .2500
      195,140.97                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9004698                              .2500
      115,225.39                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9004712                              .2500
      204,518.57                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9004944                              .2500
       87,424.82                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      9004970                              .2500
       62,579.30                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9004976                              .2500
      146,513.74                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9005066                              .2500
       62,579.30                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450
1



      9005528                              .2500
       72,675.05                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9005650                              .2500
      155,859.05                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9005914                              .2500
       46,192.81                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9005948                              .2500
      178,678.15                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9006048                              .2500
      198,650.13                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9006772                              .2500
      137,603.26                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9007186                              .2500
      157,820.13                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9007188                              .2500
      207,313.92                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      9007192                              .2500
      102,282.33                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9007240                              .2500
       69,558.18                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9007966                              .2500
      101,203.21                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9009414                              .2500
      114,172.97                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9009434                              .2500
       65,043.62                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9009448                              .2500
       65,062.62                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9009548                              .2500
       58,902.57                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9009606                              .2500
      258,287.99                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      9009860                              .2500
       77,975.79                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9010346                              .2500
      185,286.01                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9010374                              .2500
      207,654.96                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9010610                              .2500
      174,522.42                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9010736                              .2500
      123,154.12                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9011076                              .2500
       46,633.87                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9011140                              .2500
      266,052.38                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9011338                              .2500
       71,485.45                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      9011342                              .2500
      227,353.16                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9011364                              .2500
       74,471.87                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9011368                              .2500
      150,157.58                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9011450                              .2500
      253,211.37                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9011876                              .2500
       55,129.38                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9011960                              .2500
       60,872.74                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9012334                              .2500
       74,536.11                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9012570                              .2500
       87,406.06                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200
1



      9014012                              .2500
       62,782.46                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9015054                              .2500
       50,861.73                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9015366                              .2500
      127,559.86                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9015750                              .2500
      291,885.71                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9015802                              .2500
      116,147.57                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9015816                              .2500
       51,450.37                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9015902                              .2500
      211,053.28                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9015930                              .2500
      169,112.03                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      9015934                              .2500
      162,806.85                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9016062                              .2500
      139,055.10                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9016434                              .2500
      131,109.09                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9016534                              .2500
      135,091.83                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9017002                              .2500
       61,104.17                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9021454                              .2500
       89,372.90                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9021724                              .2500
       70,739.88                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9021858                              .2500
      163,825.81                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      9021904                              .2500
       74,051.14                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9022062                              .2500
      181,088.28                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9023106                              .2500
       82,644.41                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9023606                              .2500
       54,327.10                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9024408                              .2500
       96,657.17                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9025256                              .2500
      157,869.45                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9025574                              .2500
      141,092.01                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9025634                              .2500
      239,157.02                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      9025714                              .2500
      128,864.65                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9025808                              .2500
       33,638.81                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9025822                              .2500
       86,154.13                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9025966                              .2500
      133,054.46                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9025984                              .2500
       44,696.26                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9026248                              .2500
       42,260.94                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9026412                              .2500
       87,367.16                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9027178                              .2500
      173,444.29                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9027188                              .2500
       60,737.96                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9027210                              .2500
       63,560.79                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9027226                              .2500
       89,244.97                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9027234                              .2500
       91,848.64                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9027236                              .2500
      176,075.48                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9027272                              .2500
      109,820.57                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9027278                              .2500
       72,406.78                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9027308                              .2500
       62,720.59                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      9027314                              .2500
      204,782.26                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9027322                              .2500
       35,752.53                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9027330                              .2500
       70,996.50                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9027342                              .2500
       85,219.67                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9027350                              .2500
      123,083.14                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9027358                              .2500
       60,195.82                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9027394                              .2500
       56,402.79                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9027412                              .2500
       85,999.60                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      9027418                              .2500
       84,664.80                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9027430                              .2500
       87,870.19                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9027456                              .2500
      112,211.87                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9027460                              .2500
       62,951.34                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9027468                              .2500
      186,648.01                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9027476                              .2500
      171,382.95                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9027480                              .2500
       68,299.63                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9027488                              .2500
      177,688.53                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      9027496                              .2500
       76,170.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9027528                              .2500
       98,750.31                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9027540                              .2500
       68,812.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9027548                              .2500
       46,422.26                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9027878                              .2500
       74,747.56                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9028310                              .2500
      124,119.77                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9028760                              .2500
       33,517.30                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9029444                              .2500
      106,923.12                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      9029454                              .2500
      108,314.13                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9029480                              .2500
      165,672.22                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9029482                              .2500
      109,119.45                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9029518                              .2500
      262,333.73                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9029540                              .2500
      191,655.23                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9029548                              .2500
       55,817.49                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      9029656                              .2500
      132,661.52                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9029706                              .2500
       93,961.34                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9029738                              .2500
      209,238.65                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9030306                              .2500
      317,722.80                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9030692                              .2500
       97,951.46                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9031172                              .2500
      157,878.17                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9031868                              .2500
       99,645.02                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9031896                              .2500
      249,093.63                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9031898                              .2500
       68,767.75                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9032034                              .2500
       31,886.41                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      9032056                              .2500
      149,074.54                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9032094                              .2500
      113,591.02                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9032112                              .2500
      131,531.42                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9032210                              .2500
      240,610.88                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9032308                              .2500
      298,889.29                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9033654                              .2500
      104,631.20                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9034046                              .2500
       41,713.51                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9034054                              .2500
      118,404.40                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450
1



      9034086                              .2500
      191,508.79                          .0300
            4.8750                         .0000
            4.6250                         .0000
            4.5950                         .0000
            4.5950                         .0000

      9035832                              .2500
      258,369.29                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9038610                              .2500
      109,775.26                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9039016                              .2500
       87,202.31                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9040896                              .2500
       70,636.27                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9041068                              .2500
      147,491.09                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9041096                              .2500
      135,501.73                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9041176                              .2500
       61,394.87                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450
1



      9041236                              .2500
       94,467.02                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9041246                              .2500
      146,461.43                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9041262                              .2500
      134,530.83                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9041268                              .2500
      134,520.77                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9041462                              .2500
       81,960.77                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      9041574                              .2500
      135,547.12                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9041586                              .2500
      166,104.51                          .0300
            4.8750                         .0000
            4.6250                         .0000
            4.5950                         .0000
            4.5950                         .0000

      9041610                              .2500
       69,756.73                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      9041808                              .2500
      114,561.36                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9041892                              .2500
      127,569.17                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9042492                              .2500
      114,002.41                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9042536                              .2500
      142,497.72                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9042800                              .2500
      221,726.73                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9043206                              .2500
       82,001.63                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9043600                              .2500
       79,058.64                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9044344                              .2500
      109,625.77                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950
1



      9044944                              .2500
       89,683.88                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9044958                              .2500
       98,054.38                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9045078                              .2500
       85,654.90                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9045166                              .2500
      315,874.71                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9045338                              .2500
       59,750.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9046392                              .2500
       69,102.53                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9047574                              .2500
       97,309.91                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9047806                              .2500
       68,320.61                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      9048014                              .2500
       68,812.02                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9048048                              .2500
      179,354.25                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9048562                              .2500
      151,460.43                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9052258                              .2500
      126,041.37                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9052348                              .2500
       44,848.53                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9052414                              .2500
      142,287.70                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9052540                              .2500
      106,616.14                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9052618                              .2500
      100,694.02                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      9052630                              .2500
       51,821.19                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9052740                              .2500
      218,015.05                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9052742                              .2500
      123,227.83                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9053496                              .2500
      135,512.10                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9053812                              .2500
       75,173.56                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9054614                              .2500
      169,383.67                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9054662                              .2500
      149,456.18                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9054676                              .2500
      180,336.86                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000
1



      9054688                              .2500
      125,333.50                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9054702                              .2500
       74,138.67                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9054738                              .2500
       66,774.49                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9054740                              .2500
      137,255.82                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9054766                              .2500
       49,818.73                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9054788                              .2500
       99,168.66                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9054866                              .2500
       79,713.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9054880                              .2500
      255,071.88                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      9054906                              .2500
       96,566.80                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9054936                              .2500
      332,526.90                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9054938                              .2500
       41,352.68                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9054972                              .2500
      192,307.61                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9055032                              .2500
       72,497.17                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9055096                              .2500
      127,550.41                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9055132                              .2500
      142,486.99                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9055540                              .2500
      128,437.57                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9057154                              .2500
      181,600.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9060136                              .2500
       73,748.25                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9060246                              .2500
      184,306.80                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9060442                              .2500
       94,659.19                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9060526                              .2500
       94,148.33                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9060614                              .2500
       73,734.53                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9060872                              .2500
      149,444.64                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9061728                              .2500
       52,844.75                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450
1



      9061746                              .2500
      175,401.23                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9062020                              .2500
      112,081.62                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9062968                              .2500
      129,567.10                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9065336                              .2500
      124,546.82                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9066208                              .2500
       71,733.43                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9066568                              .2500
       94,851.21                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9066646                              .2500
       69,549.60                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9068012                              .2500
       85,202.85                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      9068020                              .2500
       61,613.92                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9068030                              .2500
      196,642.01                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9068090                              .2500
      288,959.63                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9068126                              .2500
       91,673.42                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9068342                              .2500
      147,501.84                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9069198                              .2500
      298,935.05                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9069468                              .2500
      166,381.70                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9069612                              .2500
      162,421.38                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      9069666                              .2500
       61,286.26                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9069684                              .2500
       88,175.76                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9069912                              .2500
       63,772.81                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9071726                              .2500
       95,570.34                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9074328                              .2500
       94,168.07                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9074412                              .2500
       90,666.60                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9074416                              .2500
       49,824.37                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9074744                              .2500
      189,786.36                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000
1



      9075240                              .2500
      111,598.20                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9076372                              .2500
      137,006.36                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9076382                              .2500
       88,700.43                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9076850                              .2500
       66,759.63                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9076892                              .2500
       78,625.79                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9077014                              .2500
       75,730.21                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9077080                              .2500
      176,956.11                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9077274                              .2500
      114,816.38                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450
1



      9077442                              .2500
       76,225.55                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9077472                              .2500
      172,615.25                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9077604                              .2500
      243,124.65                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9077624                              .2500
      128,118.86                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9077808                              .2500
       82,705.36                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9078010                              .2500
      142,872.14                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9078068                              .2500
      209,983.18                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9078250                              .2500
       69,751.52                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      9078564                              .2500
      135,517.22                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9078576                              .2500
       86,370.31                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9078766                              .2500
      145,786.13                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9078808                              .2500
       57,589.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9078866                              .2500
      109,629.75                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9078876                              .2500
      119,564.94                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9078930                              .2500
      134,520.77                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9080054                              .2500
      268,533.17                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9080128                              .2500
      287,009.69                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9080168                              .2500
       78,218.48                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9080250                              .2500
      179,347.41                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9080258                              .2500
       42,853.71                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9080606                              .2500
      167,403.63                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9080646                              .2500
       83,218.95                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9080740                              .2500
      115,783.13                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9080792                              .2500
      143,881.96                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9080802                              .2500
      153,951.55                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9080810                              .2500
      117,581.13                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9080846                              .2500
      169,425.49                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9080850                              .2500
      184,343.28                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9081170                              .2500
       82,720.63                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9081220                              .2500
      103,634.70                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9081290                              .2500
      108,397.19                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9081618                              .2500
      146,461.43                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000
1



      9082634                              .2500
      116,978.82                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9082714                              .2500
       67,192.51                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9082774                              .2500
      219,202.39                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9082830                              .2500
       84,691.83                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9082976                              .2500
       79,716.01                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9083766                              .2500
       49,647.90                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9083768                              .2500
       50,640.88                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9083770                              .2500
       51,832.42                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      9083772                              .2500
       49,647.90                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9083810                              .2500
      179,354.25                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9083908                              .2500
      147,108.50                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9083934                              .2500
      115,579.44                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9083992                              .2500
       90,929.49                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9084170                              .2500
      138,496.05                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9084422                              .2500
      244,102.38                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9084464                              .2500
       97,659.41                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      9084466                              .2500
      260,102.53                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9084490                              .2500
      296,975.31                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9084546                              .2500
      105,623.72                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9084550                              .2500
      109,432.17                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9084708                              .2500
       79,833.27                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9084714                              .2500
       92,676.79                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9084736                              .2500
      121,168.34                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9084846                              .2500
      155,479.75                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450
1



      9086012                              .2500
       73,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9086128                              .2500
       90,218.64                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9086130                              .2500
      113,200.98                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9086132                              .2500
       83,692.24                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9086144                              .2500
      115,500.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9086438                              .2500
      151,448.92                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9086486                              .2500
       82,711.54                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9086510                              .2500
      112,450.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      9086546                              .2500
      137,116.69                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9086676                              .2500
       62,980.36                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9086932                              .2500
       49,824.37                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9087368                              .2500
      131,932.96                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9087380                              .2500
      104,427.98                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9090536                              .2500
       50,817.04                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9090578                              .2500
       71,738.96                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9090620                              .2500
       41,843.10                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      9090660                              .2500
       92,161.10                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9090728                              .2500
      112,590.32                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9090828                              .2500
       84,757.55                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9091030                              .2500
      149,500.50                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9091766                              .2500
      174,365.53                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9093894                              .2500
      140,842.90                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9096052                              .2500
       94,666.32                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9096310                              .2500
      136,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      9096336                              .2500
      161,805.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9096454                              .2500
      129,239.59                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9096498                              .2500
       77,711.21                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9096512                              .2500
      144,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9096592                              .2500
       85,292.91                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9096648                              .2500
       64,759.34                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9096682                              .2500
      176,062.18                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9096886                              .2500
      142,282.29                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      9096896                              .2500
       74,744.84                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9096974                              .2500
      163,850.32                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9097574                              .2500
      309,386.08                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9098898                              .2500
       58,870.01                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9099108                              .2500
      129,581.05                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9099566                              .2500
       91,358.97                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9099576                              .2500
       68,615.07                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9099580                              .2500
      192,891.65                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9099606                              .2500
      110,800.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      9099642                              .2500
      135,170.12                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9099886                              .2500
       62,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9100050                              .2500
      110,800.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            5.0000                        1.2950

      9100054                              .2500
       53,812.33                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9100062                              .2500
       69,759.30                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9100076                              .2500
      103,649.95                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9100320                              .2500
       58,394.61                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      9100656                              .2500
      269,071.59                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9100794                              .2500
      123,744.96                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9100888                              .2500
      197,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9101090                              .2500
      145,470.68                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9101254                              .2500
       59,623.84                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9101376                              .2500
       99,667.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9102214                              .2500
       90,700.00                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9103628                              .2500
      145,077.66                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9103922                              .2500
      159,449.83                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9103974                              .2500
      199,500.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9104064                              .2500
       39,735.73                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9104068                              .2500
      129,528.68                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9104086                              .2500
       95,577.21                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9104238                              .2500
      146,677.47                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9104390                              .2500
       62,753.55                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            5.0000                        1.7950

      9104686                              .2500
      287,900.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      9104834                              .2500
      173,660.35                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      9105020                              .2500
      112,565.74                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9105068                              .2500
      180,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9105098                              .2500
      255,091.25                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9105336                              .2500
       50,697.16                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9105358                              .2500
       48,460.51                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9106174                              .2500
      273,017.02                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9106366                              .2500
      183,325.87                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000
1



      9106486                              .2500
       59,789.25                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9106728                              .2500
       69,654.48                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9106876                              .2500
       72,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            5.0000                        1.4200

      9106908                              .2500
       51,100.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9107332                              .2500
       96,662.90                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9107370                              .2500
      201,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9107372                              .2500
       50,000.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9107380                              .2500
      135,400.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      9107386                              .2500
      104,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9107478                              .2500
      108,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9107488                              .2500
      249,093.63                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9107650                              .2500
       80,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9107684                              .2500
       85,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9107836                              .2500
       85,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9110850                              .2500
      245,800.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9111330                              .2500
       60,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      9111720                              .2500
       53,700.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9111740                              .2500
      117,000.00                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9112330                              .5000
       79,505.18                          .0800
            5.7500                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9112930                              .2500
      125,810.68                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9113246                              .2500
      185,500.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9113254                              .2500
       92,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9115512                              .2500
      230,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9115608                              .2500
      120,400.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      9115952                              .2500
      240,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9116052                              .2500
       90,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9116174                              .2500
      124,551.57                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9116934                              .2500
      125,600.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9117052                              .2500
       57,399.82                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9117060                              .2500
      248,000.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9117072                              .2500
       89,500.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9117074                              .2500
       53,800.00                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950
1



      9117450                              .2500
       63,421.66                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9117492                              .2500
      240,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9117860                              .2500
      103,500.00                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9118096                              .2500
       75,500.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9118330                              .2500
       55,121.18                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9119694                              .2500
      171,643.41                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      9119892                              .2500
      110,826.21                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9121168                              .2500
      139,500.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450
1



      9121170                              .2500
       75,700.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9121716                              .2500
      152,500.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9121798                              .2500
       96,500.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9121816                              .2500
       67,567.92                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9122406                              .2500
      198,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9122458                              .2500
      248,350.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9122522                              .2500
      129,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9122932                              .2500
      209,100.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9123200                              .2500
       74,730.94                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9123308                              .2500
       69,340.81                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9124166                              .2500
      177,500.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9127582                              .2500
      168,412.67                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9127916                              .2500
      240,000.00                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9128070                              .2500
       84,700.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9128512                              .2500
       68,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9128878                              .2500
       73,244.55                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      9129288                              .2500
      100,000.00                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      9129414                              .2500
      118,750.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9129896                              .2500
      148,000.00                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9130458                              .2500
      309,321.25                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9131954                              .2500
       28,702.02                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9131980                              .2500
       79,200.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9131986                              .2500
      142,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9132254                              .2500
      332,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9132362                              .2500
      134,500.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9132668                              .2500
      192,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9132690                              .2500
       57,200.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9133026                              .2500
      193,281.74                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9133130                              .2500
      122,544.61                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9133132                              .2500
      286,955.86                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9133932                              .2500
      158,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9134076                              .2500
      216,600.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000
1



      9134166                              .2500
      103,300.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9134946                              .2500
       93,197.50                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9136368                              .2500
       82,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9136528                              .2500
       79,716.01                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9136898                              .2500
       87,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9136906                              .2500
       87,700.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9137046                              .2500
      105,855.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9137060                              .2500
      144,900.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9137100                              .2500
      156,375.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9137218                              .2500
      121,500.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9137232                              .2500
       35,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            5.0000                        1.4200

      9137370                              .2500
       98,400.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9138512                              .2500
       87,500.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9138688                              .2500
      126,000.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9139904                              .2500
      152,400.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9140356                              .2500
       82,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9140400                              .2500
      186,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9140494                              .2500
      163,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9140878                              .2500
       82,500.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9140932                              .2500
       45,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9140976                              .2500
      110,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9141508                              .2500
       95,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9141530                              .2500
       75,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9142810                              .2500
      142,300.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9143144                              .2500
       63,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9143196                              .2500
       80,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9143252                              .2500
      184,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9143272                              .2500
      133,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9143284                              .2500
      211,745.66                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9143298                              .2500
      120,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9143306                              .2500
       36,750.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9143380                              .2500
      308,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9143434                              .2500
      180,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9143546                              .2500
       47,500.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9143554                              .2500
       66,400.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9143568                              .2500
       84,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9143620                              .2500
      200,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9143624                              .2500
       85,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9143742                              .2500
       56,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450

      9143856                              .2500
      105,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      9143902                              .2500
       39,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9143904                              .2500
       74,133.09                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9145128                              .2500
      114,200.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9145276                              .2500
       47,434.57                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9146158                              .2500
      108,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9146186                              .2500
      117,500.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9146226                              .2500
      165,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9146242                              .2500
       64,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9146332                              .2500
      196,800.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9146470                              .2500
       65,780.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9146474                              .2500
      148,500.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9146850                              .2500
      264,000.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9146912                              .2500
      153,500.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9150250                              .2500
      326,810.84                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9151292                              .2500
       81,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9151336                              .2500
       77,575.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      9151692                              .2500
       75,650.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9151716                              .2500
      140,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9151924                              .2500
      165,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9152034                              .2500
      186,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9152090                              .2500
      122,400.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9152278                              .2500
      102,400.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9152306                              .2500
      132,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9152328                              .2500
       97,500.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000
1



      9152454                              .2500
      102,400.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9152566                              .2500
      100,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9152576                              .2500
       73,600.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9153012                              .2500
       60,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9153062                              .2500
       95,600.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9153138                              .2500
       66,300.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9153210                              .2500
      107,800.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9153722                              .2500
      142,904.90                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9154262                              .2500
      135,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9154366                              .2500
       69,761.85                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9154568                              .2500
      171,951.60                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9155486                              .2500
       95,400.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9155498                              .2500
      165,750.00                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9156606                              .2500
       61,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9156608                              .2500
       79,100.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9156862                              .2500
      165,320.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000
1



      9157216                              .2500
       62,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9157432                              .2500
       99,200.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9157448                              .2500
       45,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9157742                              .2500
       75,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9158022                              .2500
       78,950.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9158160                              .2500
      190,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9158472                              .2500
      200,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9158636                              .2500
       90,800.00                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950
1



      9158812                              .2500
      184,500.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9158830                              .2500
       85,600.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9158836                              .2500
      100,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9159550                              .2500
       55,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9159592                              .2500
      115,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9160078                              .2500
      171,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9162904                              .2500
      117,373.61                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9163846                              .2500
       90,000.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700
1



      9164204                              .2500
       85,400.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9167370                              .2500
       85,500.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9168486                              .2500
      128,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9168492                              .2500
       82,250.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9169202                              .2500
      122,400.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9169570                              .2500
      104,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9170372                              .2500
       72,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9170570                              .2500
       99,900.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      9172522                              .2500
      215,500.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9172762                              .2500
       46,000.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.0000                         .6700

      9172792                              .2500
       67,500.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

  TOTAL NUMBER OF LOANS:     1281
  TOTAL BALANCE........:        153,641,098.25


  RUN ON     : 03/26/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 07.46.19            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2004-QS3 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004830
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        5.6957            4.3750      7.1250
  RFC NET RATE                          5.4456            4.1250      6.8750
  NET MTG RATE(INVSTR RATE)             5.3713            4.0950      6.7950
  POST STRIP RATE                       4.9858            4.0950      5.0000
  SUB SERV FEE                           .2501             .2500       .5000
  MSTR SERV FEE                          .0743             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3855             .0000      1.7950







  TOTAL NUMBER OF LOANS:  1281
  TOTAL BALANCE........:     153,641,098.25


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 07.46.19          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 2004-QS3 FIXED 15 YEAR NC                 CUTOFF : 03/01/04
  POOL       : 0004830
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    8549290          E84/G02             F           85,000.00         ZZ
                                         180         80,854.85          1
                                       6.000            717.28         60
                                       5.750            717.28
    ASHEVILLE        NC   28804          2            06/05/03         00
    0436617518                           05           07/01/03          0
    47111632                             O            06/01/18
    0


    8552594          964/G02             F          172,000.00         ZZ
                                         180        167,392.47          1
                                       4.875          1,348.99         64
                                       4.625          1,348.99
    GLENDALE         AZ   85308          5            07/24/03         00
    0436337877                           03           09/01/03          0
    497074                               O            08/01/18
    0


    8565418          286/286             F           78,400.00         T
                                         180         76,018.98          1
                                       5.000            619.98         87
                                       4.750            619.98
    PAWLEY'S ISLAND  SC   29585          2            06/05/03         12
    2398685                              01           08/01/03         12
    2398685                              O            07/01/18
    0


    8565484          286/286             F           74,400.00         ZZ
                                         180         71,940.38          1
                                       5.500            607.91         60
                                       5.250            607.91
    BREVARD          NC   28712          5            05/23/03         00
    2267463                              05           07/01/03          0
1


    2267463                              O            06/01/18
    0


    8565826          286/286             F           42,000.00         ZZ
                                         180         40,700.82          1
                                       6.250            360.12         77
                                       6.000            360.12
    DOVER            AR   72837          5            05/29/03         00
    1989266                              05           07/01/03          0
    1989266                              O            06/01/18
    0


    8572988          S27/G02             F           87,000.00         ZZ
                                         180         85,170.37          1
                                       5.875            728.30         57
                                       5.625            728.30
    CHICAGO          IL   60623          2            09/15/03         00
    0436621015                           05           11/01/03          0
    1850000197                           O            10/01/18
    0


    8605534          E84/G02             F          116,000.00         ZZ
                                         180        112,985.66          1
                                       5.250            932.50         44
                                       5.000            932.50
    HOFFMAN ESTATES  IL   60195          5            07/03/03         00
    0436757264                           07           09/01/03          0
    1101077631                           N            08/01/18
    0


    8606736          U05/G02             F          104,000.00         TX
                                         180        101,804.69          1
                                       5.875            870.60         80
                                       5.625            870.60
    FRISCO           TX   75034          5            08/18/03         00
    0437038268                           05           10/01/03          0
    3385692                              O            09/01/18
    0


    8609180          286/286             F           95,250.00         ZZ
                                         180         92,555.93          3
                                       5.875            797.36         70
                                       5.625            797.36
    PHOENIX          AZ   85051          2            06/13/03         00
    2493978                              05           08/01/03          0
    2493978                              N            07/01/18
    0


1


    8609196          286/286             F           54,500.00         ZZ
                                         180         52,268.34          1
                                       6.000            459.91         65
                                       5.750            459.91
    GARY             IN   46409          2            04/16/03         00
    2234805                              05           06/01/03          0
    2234805                              N            05/01/18
    0


    8609224          286/286             F           83,700.00         ZZ
                                         180         81,027.59          1
                                       4.375            634.97         57
                                       4.125            634.97
    PROVO            UT   84606          2            06/18/03         00
    2480005                              05           08/01/03          0
    2480005                              N            07/01/18
    0


    8640358          286/286             F          123,000.00         ZZ
                                         180        119,264.41          4
                                       5.000            972.68         60
                                       4.750            972.68
    COLUMBUS         OH   43205          5            06/13/03         00
    2156318                              05           08/01/03          0
    2156318                              N            07/01/18
    0


    8640364          286/286             F           70,100.00         ZZ
                                         180         68,296.87          2
                                       5.375            568.14         50
                                       5.125            568.14
    NEW BRAUNFELS    TX   78130          2            07/25/03         00
    2615544                              05           09/01/03          0
    2615544                              N            08/01/18
    0


    8640412          286/286             F          122,000.00         ZZ
                                         180        117,412.86          1
                                       5.375            988.77         72
                                       5.125            988.77
    CHESAPEAKE BEAC  MD   20732          2            04/17/03         00
    2144600                              05           06/01/03          0
    2144600                              N            05/01/18
    0


    8640424          286/286             F           99,200.00         ZZ
                                         180         95,898.86          1
                                       5.500            810.55         63
                                       5.250            810.55
1


    SAN BERNARDINO   CA   92407          2            05/07/03         00
    2257742                              05           07/01/03          0
    2257742                              N            06/01/18
    0


    8640446          286/286             F           65,150.00         ZZ
                                         180         62,858.60          2
                                       6.000            549.78         90
                                       5.750            549.78
    BALTIMORE        MD   21222          1            04/15/03         14
    2175723                              05           06/01/03         25
    2175723                              N            05/01/18
    0


    8649478          P09/G02             F           77,000.00         ZZ
                                         180         75,634.67          1
                                       5.750            639.42         80
                                       5.500            639.42
    EMMAUS           PA   18049          2            09/05/03         00
    0436583694                           07           11/01/03          0
    211442051                            O            10/01/18
    0


    8655548          286/286             F           75,800.00         ZZ
                                         180         72,675.95          1
                                       5.375            614.34         85
                                       5.125            614.34
    NILES            OH   44446          1            07/24/03         11
    2346125                              01           09/01/03         25
    2346125                              O            08/01/18
    0


    8656214          286/286             F           68,000.00         ZZ
                                         180         66,637.50          2
                                       6.500            592.36         80
                                       6.250            592.36
    SPRINGFIELD      MA   01108          1            08/21/03         00
    2579918                              05           10/01/03          0
    2579918                              N            09/01/18
    0


    8656226          286/286             F          135,000.00         ZZ
                                         180        131,999.66          2
                                       5.250          1,085.24         75
                                       5.000          1,085.24
    GRESHAM          OR   97030          5            08/18/03         00
    2572255                              05           10/01/03          0
    2572255                              N            09/01/18
    0
1




    8656230          286/286             F          131,950.00         ZZ
                                         180        128,987.32          2
                                       5.125          1,052.07         76
                                       4.875          1,052.07
    GRESHAM          OR   97080          2            08/18/03         00
    2572359                              05           10/01/03          0
    2572359                              N            09/01/18
    0


    8656254          286/286             F          210,000.00         ZZ
                                         180        199,768.09          4
                                       6.000          1,772.10         70
                                       5.750          1,772.10
    FRONT ROYAL      VA   22630          1            07/16/03         00
    2582205                              05           09/01/03          0
    2582205                              N            08/01/18
    0


    8663782          E22/G02             F           72,200.00         ZZ
                                         180         70,972.18          1
                                       6.250            619.06         87
                                       6.000            619.06
    DUNDALK          MD   21222          5            09/08/03         01
    0418256665                           07           11/01/03         12
    0418256665                           O            10/01/18
    0


    8663822          E22/G02             F          250,000.00         ZZ
                                         180        245,613.04          2
                                       5.875          2,092.80         72
                                       5.625          2,092.80
    FAIR LAWN        NJ   07410          5            09/08/03         00
    0418282448                           05           11/01/03          0
    0418282448                           O            10/01/18
    0


    8666582          X31/G02             F           81,450.00         ZZ
                                         180         80,020.76          1
                                       5.875            681.83         80
                                       5.625            681.83
    CHINO            CA   91710          1            09/03/03         00
    0436604433                           01           11/01/03          0
    16000264                             O            10/01/18
    0


    8668484          E22/G02             F           82,000.00         TX
                                         180         80,312.32          1
1


                                       5.875            686.44         72
                                       5.625            686.44
    WAKE VILLAGE     TX   75501          5            09/09/03         00
    0418183158                           05           11/01/03          0
    0418183158                           O            10/01/18
    0


    8668662          E22/G02             F           85,000.00         ZZ
                                         180         83,508.46          1
                                       5.875            711.55         76
                                       5.625            711.55
    TULSA            OK   74129          5            09/09/03         00
    0418251963                           05           11/01/03          0
    0418251963                           O            10/01/18
    0


    8670670          286/286             F           80,000.00         ZZ
                                         180         77,524.09          1
                                       5.875            669.70         88
                                       5.625            669.70
    WINTERPORT       ME   04496          5            06/20/03         12
    2568033                              05           08/01/03         12
    2568033                              O            07/01/18
    0


    8670714          286/286             F          108,000.00         ZZ
                                         180        105,221.97          1
                                       5.375            875.31         80
                                       5.125            875.31
    LANCASTER        CA   93535          1            07/14/03         00
    2619980                              05           09/01/03          0
    2619980                              O            08/01/18
    0


    8670730          286/286             F           80,500.00         ZZ
                                         180         77,910.96          1
                                       5.000            636.59         71
                                       4.750            636.59
    LOUISVILLE       KY   40222          2            07/24/03         00
    2647207                              05           09/01/03          0
    2647207                              O            08/01/18
    0


    8670792          286/286             F           57,500.00         ZZ
                                         180         56,273.57          1
                                       5.750            477.49         51
                                       5.500            477.49
    KANSAS CITY      MO   64152          5            08/08/03         00
    2675731                              05           10/01/03          0
1


    2675731                              O            09/01/18
    0


    8671298          286/286             F          170,000.00         ZZ
                                         180        165,346.98          1
                                       5.375          1,377.80         60
                                       5.125          1,377.80
    FT LAUDERDALE    FL   33312          5            07/23/03         00
    2407840                              05           09/01/03          0
    2407840                              O            08/01/18
    0


    8673554          U05/G02             F          100,000.00         TX
                                         180         97,889.80          1
                                       6.125            850.62         73
                                       5.875            850.62
    DEL RIO          TX   78840          5            08/25/03         00
    0436610067                           05           10/01/03          0
    3404025                              N            09/01/18
    0


    8673691          286/286             F           72,000.00         ZZ
                                         180         69,067.25          1
                                       6.500            627.20         90
                                       6.250            627.20
    HUMBLE           TX   77346          1            02/26/03         11
    2038254                              05           04/01/03         25
    2038254                              N            03/01/18
    0


    8673950          E22/G02             F          125,000.00         ZZ
                                         180        122,783.60          1
                                       5.750          1,038.01         56
                                       5.500          1,038.01
    HOFFMAN ESTATES  IL   60195          2            09/11/03         00
    0418471769                           09           11/01/03          0
    0418471769                           O            10/01/18
    0


    8675626          286/286             F           66,300.00         ZZ
                                         180         64,900.47          2
                                       5.875            555.01         70
                                       5.625            555.01
    SPRINGFIELD      MA   01104          2            08/29/03         00
    2667927                              05           10/01/03          0
    2667927                              N            09/01/18
    0


1


    8675878          286/286             F          109,000.00         ZZ
                                         180        106,722.85          2
                                       6.000            919.81         68
                                       5.750            919.81
    CHICAGO          IL   60608          2            08/26/03         00
    2748960                              05           10/01/03          0
    2748960                              O            09/01/18
    0


    8678772          E22/G02             F           86,500.00         ZZ
                                         180         84,629.22          1
                                       5.875            724.11         57
                                       5.625            724.11
    UNIONVILLE       CT   06085          5            09/12/03         00
    0418424214                           05           11/01/03          0
    0418424214                           O            10/01/18
    0


    8681082          E22/G02             F           88,000.00         TX
                                         180         86,455.82          1
                                       5.875            736.66         80
                                       5.625            736.66
    IRVING           TX   75060          5            09/09/03         00
    0418287694                           05           11/01/03          0
    0418287694                           O            10/01/18
    0


    8684212          E82/G02             F          247,000.00         ZZ
                                         180        242,710.68          2
                                       6.000          2,084.33         89
                                       5.750          2,084.33
    MAWAH            NJ   07430          2            09/18/03         04
    0400891529                           05           11/01/03         12
    0400891529                           O            10/01/18
    0


    8684934          E22/G02             F           83,000.00         TX
                                         120         79,361.81          1
                                       6.250            931.92         80
                                       6.000            931.92
    ARLINGTON        TX   76014          5            09/15/03         00
    0418011110                           05           11/01/03          0
    0418011110                           O            10/01/13
    0


    8705018          E82/G02             F          121,500.00         ZZ
                                         180        119,300.51          1
                                       5.500            992.76         79
                                       5.250            992.76
1


    WEST ALLIS       WI   53214          2            09/25/03         00
    0400901609                           05           11/01/03          0
    0400901609                           O            10/01/18
    0


    8706171          736/M32             F          178,000.00         ZZ
                                         180        171,026.12          1
                                       5.875          1,490.08         80
                                       5.625          1,490.08
    HUNTERSVILLE     NC   28078          5            03/27/03         00
    260000828                            03           05/01/03          0
    0081526857                           O            04/01/18
    0


    8706205          736/M32             F          188,000.00         ZZ
                                         180        181,320.43          2
                                       5.875          1,573.79         73
                                       5.625          1,573.79
    PHILADELPHIA     PA   19147          2            04/08/03         00
    260000856                            05           06/01/03          0
    0081540874                           O            05/01/18
    0


    8706537          736/M32             F          210,000.00         ZZ
                                         180        202,231.14          1
                                       5.375          1,701.98         59
                                       5.125          1,701.98
    MASSAPEQUA       NY   11758          5            03/31/03         00
    260001226                            05           06/01/03          0
    0108120171                           O            05/01/18
    0


    8706603          736/M32             F          160,000.00         ZZ
                                         180        154,140.09          1
                                       5.500          1,307.34         64
                                       5.250          1,307.34
    SAN DIEGO        CA   92105          5            04/03/03         00
    260001341                            05           06/01/03          0
    0108181199                           O            05/01/18
    0


    8706633          736/M32             F          166,000.00         ZZ
                                         180        159,796.96          1
                                       5.250          1,334.44         49
                                       5.000          1,334.44
    WESTMINSTER      CO   80234          2            04/08/03         00
    260001384                            03           06/01/03          0
    0108238619                           O            05/01/18
    0
1




    8708454          T79/G02             F          103,200.00         ZZ
                                         180         96,262.73          1
                                       5.500            843.23         80
                                       5.250            843.23
    OVERLAND PARK    KS   66210          1            09/25/03         00
    0436646178                           09           11/01/03          0
    1150309053                           O            10/01/18
    0


    8710224          E22/G02             F          148,000.00         ZZ
                                         180        144,982.01          1
                                       6.500          1,289.24         80
                                       6.250          1,289.24
    CONSHOHOCKEN     PA   19428          5            09/24/03         00
    0418191391                           07           11/01/03          0
    0418191391                           O            10/01/18
    0


    8711794          K15/G02             F           99,900.00         ZZ
                                         180         98,165.19          3
                                       6.000            843.01         90
                                       5.750            843.01
    DEER ISLE        ME   04627          5            09/22/03         27
    0436631147                           05           11/01/03         12
    007005518323                         O            10/01/18
    0


    8712231          E22/G02             F          210,000.00         ZZ
                                         180        203,023.74          1
                                       5.375          1,701.98         32
                                       5.125          1,701.98
    MANHATTAN BEACH  CA   90266          2            05/03/03         00
    0416443018                           05           07/01/03          0
    0416443018                           O            06/01/18
    0


    8714190          E22/G02             F          179,000.00         ZZ
                                         180        175,070.25          1
                                       5.500          1,462.58         45
                                       5.250          1,462.58
    WALLINGFORD      CT   06492          2            09/25/03         00
    0418213690                           05           11/01/03          0
    0418213690                           O            10/01/18
    0


    8714370          E22/G02             F           85,000.00         ZZ
                                         180         82,683.20          1
1


                                       5.750            705.85         66
                                       5.500            705.85
    SIDNEY           ME   04330          5            09/25/03         00
    0418373569                           05           11/01/03          0
    0418373569                           O            10/01/18
    0


    8715000          E22/G02             F           67,350.00         TX
                                         180         66,127.97          1
                                       5.500            550.31         52
                                       5.250            550.31
    RICHARDSON       TX   75081          5            09/24/03         00
    0418569646                           05           11/01/03          0
    0418569646                           O            10/01/18
    0


    8715376          E84/G02             F           81,600.00         T
                                         180         79,823.28          1
                                       5.500            666.75         80
                                       5.250            666.75
    CAROLINA BEACH   NC   28428          2            08/28/03         00
    0437286750                           05           10/01/03          0
    47115087                             O            09/01/18
    0


    8716568          F89/G02             F          125,500.00         ZZ
                                         180        123,251.52          1
                                       5.625          1,033.78         67
                                       5.375          1,033.78
    AZUSA            CA   91702          2            09/24/03         00
    0437038243                           05           11/01/03          0
    17235541                             O            10/01/18
    0


    8718238          E82/G02             F          167,500.00         ZZ
                                         180        164,391.82          1
                                       5.750          1,390.94         80
                                       5.500          1,390.94
    WESTON           FL   33332          2            09/26/03         00
    0400893582                           09           12/01/03          0
    0400893582                           O            11/01/18
    0


    8718246          E82/G02             F           77,000.00         ZZ
                                         180         75,556.80          2
                                       6.125            654.98         60
                                       5.875            654.98
    LAKE WORTH       FL   33460          2            09/26/03         00
    0400891891                           05           11/01/03          0
1


    0400891891                           O            10/01/18
    0


    8720784          N74/G02             F           92,150.00         ZZ
                                         180         90,184.57          1
                                       5.750            765.22         95
                                       5.500            765.22
    SOUTH BOSTON     VA   24592          2            09/24/03         10
    0436650956                           05           10/29/03         30
    0033420010                           O            09/29/18
    0


    8721204          G34/G02             F           84,800.00         TX
                                         180         83,342.71          1
                                       6.125            721.33         80
                                       5.875            721.33
    SONORA           TX   76950          5            09/25/03         00
    0436915920                           05           11/01/03          0
    47009295                             O            10/01/18
    0


    8722720          E22/G02             F           90,000.00         TX
                                         180         88,469.49          2
                                       6.250            771.68         73
                                       6.000            771.68
    AUSTIN           TX   78744          5            09/29/03         00
    0418340402                           05           11/01/03          0
    0418340402                           N            10/01/18
    0


    8724088          313/G02             F           62,650.00         ZZ
                                         180         61,515.84          1
                                       5.500            511.91         42
                                       5.250            511.91
    GILBERT          AZ   85296          2            09/15/03         00
    0437388291                           03           11/01/03          0
    9867201                              O            10/01/18
    0


    8724112          313/G02             F          344,000.00         ZZ
                                         180        338,150.02          2
                                       6.250          2,949.54         80
                                       6.000          2,949.54
    CHICAGO          IL   60622          5            09/04/03         00
    0436664072                           05           11/01/03          0
    9874785                              O            10/01/18
    0


1


    8726722          E22/G02             F          185,000.00         TX
                                         180        181,719.70          1
                                       5.750          1,536.26         65
                                       5.500          1,536.26
    HOUSTON          TX   77056          5            09/29/03         00
    0418031431                           09           11/01/03          0
    0418031431                           O            10/01/18
    0


    8731132          E84/G02             F          121,000.00         ZZ
                                         180        117,577.68          2
                                       5.875          1,012.91         79
                                       5.625          1,012.91
    WILMINGTON       NC   28403          5            06/05/03         00
    0436826317                           05           08/01/03          0
    93002029                             N            07/01/18
    0


    8731136          X67/G02             F           69,900.00         ZZ
                                         180         68,673.39          2
                                       5.875            585.15         40
                                       5.625            585.15
    LAKE ELSINORE    CA   92530          2            09/11/03         00
    0436654941                           05           11/01/03          0
    0000421981                           N            10/01/18
    0


    8733854          286/286             F          171,000.00         ZZ
                                         180        165,376.47          1
                                       5.500          1,397.22         50
                                       5.250          1,397.22
    LOS ANGELES      CA   90006          5            05/01/03         00
    2102629                              05           07/01/03          0
    2102629                              O            06/01/18
    0


    8733962          286/286             F           82,500.00         TX
                                         180         81,006.50          1
                                       5.500            674.10         75
                                       5.250            674.10
    KILGORE          TX   75662          5            09/02/03         00
    2669277                              05           11/01/03          0
    2669277                              O            10/01/18
    0


    8734820          E22/G02             F          100,000.00         ZZ
                                         180         95,227.11          1
                                       5.625            823.73         56
                                       5.375            823.73
1


    SAINT PETERSBUR  FL   33706          5            09/30/03         00
    0418328217                           01           11/01/03          0
    0418328217                           O            10/01/18
    0


    8737409          N74/G02             F          179,500.00         ZZ
                                         180        173,597.04          1
                                       5.500          1,466.66         79
                                       5.250          1,466.66
    OGDEN            UT   84403          2            05/16/03         00
    0435902010                           05           07/01/03          0
    0032419010                           O            06/01/18
    0


    8741340          K15/G02             F           90,000.00         ZZ
                                         180         88,420.68          1
                                       5.875            753.41         47
                                       5.625            753.41
    BRIDGEPORT       CT   06606          5            09/19/03         00
    0436671994                           05           11/01/03          0
    206505513347                         O            10/01/18
    0


    8750816          975/G02             F          199,000.00         ZZ
                                         180        195,397.53          2
                                       5.500          1,626.00         74
                                       5.250          1,626.00
    LOS ANGELES      CA   90062          5            09/01/03         00
    0436741698                           05           11/01/03          0
    2034942                              O            10/01/18
    0


    8755162          E22/G02             F          250,000.00         ZZ
                                         180        246,499.02          2
                                       5.875          2,092.80         70
                                       5.625          2,092.80
    GROSSE POINTE    MI   48236          5            10/08/03         00
    0418652871                           05           12/01/03          0
    0418652871                           O            11/01/18
    0


    8758370          286/286             F          234,000.00         ZZ
                                         180        227,649.03          4
                                       6.375          2,022.35         65
                                       6.125          2,022.35
    ADDISON          IL   60101          1            06/06/03         00
    2465688                              05           08/01/03          0
    2465688                              O            07/01/18
    0
1




    8758632          286/286             F           62,000.00         ZZ
                                         180         60,900.63          1
                                       5.750            514.86         37
                                       5.500            514.86
    BERWYN           IL   60402          5            09/05/03         00
    2671038                              05           11/01/03          0
    2671038                              O            10/01/18
    0


    8758732          286/286             F          132,800.00         ZZ
                                         180        130,002.73          2
                                       6.500          1,156.84         56
                                       6.250          1,156.84
    POWAY            CA   92064          2            09/08/03         00
    2795739                              05           11/01/03          0
    2795739                              O            10/01/18
    0


    8758934          286/286             F          181,800.00         ZZ
                                         180        178,542.80          2
                                       5.625          1,497.54         67
                                       5.375          1,497.54
    LAWRENCE         KS   66049          2            09/16/03         00
    2649326                              05           11/01/03          0
    2649326                              N            10/01/18
    0


    8759076          286/286             F           93,200.00         ZZ
                                         180         91,615.06          1
                                       6.250            799.12         80
                                       6.000            799.12
    CHICAGO          IL   60639          1            09/24/03         00
    2721499                              05           11/01/03          0
    2721499                              N            10/01/18
    0


    8759404          286/286             F           88,000.00         ZZ
                                         180         85,230.37          1
                                       5.375            713.21         77
                                       5.125            713.21
    FALLON           NV   89406          2            09/04/03         00
    2593438                              05           11/01/03          0
    2593438                              O            10/01/18
    0


    8766260          E22/G02             F           81,000.00         ZZ
                                         180         79,797.88          1
1


                                       5.375            656.48         63
                                       5.125            656.48
    FRESNO           CA   93727          2            10/06/03         00
    0418473203                           05           12/01/03          0
    0418473203                           O            11/01/18
    0


    8766272          E22/G02             F           82,000.00         ZZ
                                         180         80,910.61          1
                                       6.500            714.31         85
                                       6.250            714.31
    RICHARDSON       TX   75080          2            10/08/03         04
    0418478301                           01           12/01/03          6
    0418478301                           O            11/01/18
    0


    8768360          E82/G02             F           84,400.00         ZZ
                                         180         83,180.50          1
                                       5.500            689.62         43
                                       5.250            689.62
    OCEAN CITY       MD   21842          2            10/08/03         00
    0400904967                           05           12/01/03          0
    0400904967                           O            11/01/18
    0


    8770378          E84/G02             F          273,000.00         ZZ
                                         180        266,994.56          1
                                       5.375          2,212.57         60
                                       5.125          2,212.57
    PORTLAND         OR   97229          5            08/27/03         00
    0437319387                           05           10/01/03          0
    1101097322                           O            09/01/18
    0


    8776934          X10/G02             F          145,600.00         TX
                                         180        143,472.25          1
                                       5.375          1,180.04         80
                                       5.125          1,180.04
    HOUSTON          TX   77077          5            10/15/03         00
    0436817951                           09           12/01/03          0
    60001515                             O            11/01/18
    0


    8777362          F89/G02             F          116,500.00         ZZ
                                         180        114,024.97          1
                                       5.500            951.90         45
                                       5.250            951.90
    ONTARIO          CA   91761          2            09/25/03         00
    0436769947                           05           11/01/03          0
1


    36226                                O            10/01/18
    0


    8778160          E22/G02             F           91,200.00         ZZ
                                         180         89,929.57          1
                                       6.250            781.97         95
                                       6.000            781.97
    NORTH OLMSTED    OH   44070          5            10/13/03         01
    0418332839                           01           12/01/03         25
    0418332839                           O            11/01/18
    0


    8778518          E82/G02             F           86,400.00         ZZ
                                         180         85,177.37          1
                                       5.750            717.47         64
                                       5.500            717.47
    OKLAHOMA CITY    OK   73142          2            10/16/03         00
    0400905055                           03           12/01/03          0
    0400905055                           O            11/01/18
    0


    8781084          E22/G02             F          122,000.00         ZZ
                                         180        120,138.40          1
                                       5.750          1,013.10         80
                                       5.500          1,013.10
    ALBUQUERQUE      NM   87109          5            10/14/03         00
    0418518643                           07           12/01/03          0
    0418518643                           O            11/01/18
    0


    8784092          A50/G02             F          110,000.00         ZZ
                                         180        108,443.34          1
                                       5.750            913.46         67
                                       5.500            913.46
    LA FAYETTE       GA   30728          5            10/08/03         00
    0436846158                           05           12/01/03          0
    02023703                             O            11/01/18
    0


    8785652          E22/G02             F          232,000.00         ZZ
                                         180        228,612.87          4
                                       5.375          1,880.28         80
                                       5.125          1,880.28
    HOUSTON          TX   77069          2            10/16/03         00
    0418664074                           05           12/01/03          0
    0418664074                           O            11/01/18
    0


1


    8791822          E22/G02             F           89,500.00         ZZ
                                         180         88,206.82          1
                                       5.500            731.29         53
                                       5.250            731.29
    EL PASO          TX   79922          2            10/17/03         00
    0418599726                           05           12/01/03          0
    0418599726                           O            11/01/18
    0


    8801058          G34/G02             F           94,500.00         TX
                                         180         93,162.71          1
                                       5.750            784.74         73
                                       5.500            784.74
    GRAND SALINE     TX   75140          5            10/15/03         00
    0436846125                           05           12/01/03          0
    47010622                             O            11/01/18
    0


    8801454          Y50/G02             F          330,000.00         ZZ
                                         180        325,662.23          1
                                       6.625          2,897.38         60
                                       6.375          2,897.38
    PHOENIX          AZ   85016          1            10/16/03         00
    0436845184                           20           12/01/03          0
    20034354                             N            11/01/18
    0


    8801692          E84/G02             F          213,000.00         ZZ
                                         180        209,820.59          1
                                       5.375          1,726.29         63
                                       5.125          1,726.29
    ASTORIA          NY   11102          5            10/02/03         00
    0436888143                           06           12/01/03          0
    1101086974                           O            11/01/18
    0


    8802336          E22/G02             F           51,000.00         ZZ
                                         180         50,257.13          1
                                       6.000            430.37         92
                                       5.750            430.37
    PENSACOLA        FL   32514          2            10/20/03         04
    0418681227                           09           12/01/03         30
    0418681227                           O            11/01/18
    0


    8807098          E22/G02             F          169,000.00         ZZ
                                         120        164,704.60          2
                                       5.375          1,823.64         45
                                       5.125          1,823.64
1


    CHICAGO          IL   60625          5            10/21/03         00
    0418650651                           05           12/01/03          0
    0418650651                           O            11/01/13
    0


    8807414          E22/G02             F           89,500.00         TX
                                         180         87,956.72          1
                                       6.000            755.25         56
                                       5.750            755.25
    HURST            TX   76054          5            10/15/03         00
    0418520441                           05           12/01/03          0
    0418520441                           O            11/01/18
    0


    8807420          U05/G02             F          150,000.00         ZZ
                                         180        147,964.65          2
                                       6.250          1,286.13         75
                                       6.000          1,286.13
    MELISSA          TX   75454          5            10/06/03         00
    0437095540                           05           12/01/03          0
    3393787                              N            11/01/18
    0


    8811540          E22/G02             F           87,250.00         TX
                                         180         86,002.35          1
                                       5.625            718.71         68
                                       5.375            718.71
    HOUSTON          TX   77041          5            10/22/03         00
    0418678546                           03           12/01/03          0
    0418678546                           O            11/01/18
    0


    8811590          E22/G02             F          160,000.00         ZZ
                                         180        157,688.17          1
                                       5.500          1,307.33         73
                                       5.250          1,307.33
    SANDY            UT   84094          5            10/22/03         00
    0418721759                           09           12/01/03          0
    0418721759                           O            11/01/18
    0


    8812174          W68/G02             F           85,000.00         TX
                                         180         83,619.58          1
                                       6.000            717.28         63
                                       5.750            717.28
    MESQUITE         TX   75181          5            10/21/03         00
    0436848220                           05           12/01/03          0
    3091098                              O            11/01/18
    0
1




    8814406          E22/G02             F          153,000.00         ZZ
                                         180        150,812.18          1
                                       5.625          1,260.31         69
                                       5.375          1,260.31
    SCOTTSDALE       AZ   85258          5            10/23/03         00
    0418548749                           09           12/01/03          0
    0418548749                           N            11/01/18
    0


    8814558          E22/G02             F           83,800.00         ZZ
                                         180         82,576.54          1
                                       5.375            679.17         74
                                       5.125            679.17
    ANNISTON         AL   36207          5            10/24/03         00
    0418729117                           05           12/01/03          0
    0418729117                           O            11/01/18
    0


    8814962          E22/G02             F           50,000.00         ZZ
                                         180         49,307.11          2
                                       6.000            421.93         35
                                       5.750            421.93
    ROUND ROCK       TX   78664          2            10/24/03         00
    0418845244                           05           12/01/03          0
    0418845244                           O            11/01/18
    0


    8817100          E84/G02             F          135,450.00         ZZ
                                         180        133,442.43          1
                                       5.500          1,106.74         50
                                       5.250          1,106.74
    DURANGO          CO   81303          2            10/27/03         00
    0436963797                           05           12/01/03          0
    69933598                             O            11/01/18
    0


    8822500          X84/G02             F          193,600.00         E
                                         180        190,945.19          2
                                       6.125          1,646.81         80
                                       5.875          1,646.81
    BALTIMORE        MD   21211          1            10/28/03         00
    0437037542                           05           12/01/03          0
    1                                    N            11/01/18
    0


    8822574          K15/G02             F           72,700.00         ZZ
                                         180         71,744.38          2
1


                                       6.625            638.30         47
                                       6.375            638.30
    WINDSOR          CT   06095          5            10/09/03         00
    0436882989                           05           12/01/03          0
    037905514034                         O            11/01/18
    0


    8822616          408/G02             F          144,000.00         ZZ
                                         180        141,983.45          2
                                       5.875          1,205.45         90
                                       5.625          1,205.45
    TULSA            OK   74105          1            10/30/03         10
    0436919005                           05           12/01/03         12
    703039349                            O            11/01/18
    0


    8822700          K15/G02             F           60,100.00         ZZ
                                         180         59,293.08          2
                                       6.375            519.41         76
                                       6.125            519.41
    CLEVELAND        OH   44120          5            10/20/03         00
    0436873483                           05           12/01/03          0
    028005513089                         O            11/01/18
    0


    8822708          168/168             F          210,650.00         ZZ
                                         180        205,920.30          1
                                       5.125          1,679.56         68
                                       4.875          1,679.56
    LYSANDER         NY   13027          1            08/22/03         00
    3371731                              05           10/01/03          0
    0339717319                           O            09/01/18
    0


    8828544          E22/G02             F          100,000.00         ZZ
                                         180         98,570.06          4
                                       5.625            823.73         80
                                       5.375            823.73
    LYNCHBURG        VA   24502          1            10/31/03         00
    0418961637                           05           12/01/03          0
    0418961637                           N            11/01/18
    0


    8834514          E82/G02             F          303,000.00         ZZ
                                         180        299,825.41          2
                                       5.875          2,536.47         60
                                       5.625          2,536.47
    BROOKLYN         NY   11214          2            10/30/03         00
    0400901302                           05           01/01/04          0
1


    0400901302                           O            12/01/18
    0


    8836328          313/G02             F           52,000.00         ZZ
                                         180         51,108.66          1
                                       6.250            445.86         80
                                       6.000            445.86
    NORRISTOWN       PA   19401          1            09/22/03         00
    0436891360                           07           11/01/03          0
    9895285                              N            10/01/18
    0


    8840028          E22/G02             F          327,000.00         ZZ
                                         180        322,225.92          2
                                       5.375          2,650.22         70
                                       5.125          2,650.22
    LONG BEACH       NY   11561          5            10/31/03         00
    0418640306                           05           12/01/03          0
    0418640306                           O            11/01/18
    0


    8840086          N67/G02             F           82,000.00         ZZ
                                         180         80,732.62          1
                                       5.000            648.45         22
                                       4.750            648.45
    LAS VEGAS        NV   89123          2            10/16/03         00
    0436941330                           05           12/01/03          0
    1360002472                           O            11/01/18
    0


    8840202          E84/G02             F           85,000.00         ZZ
                                         180         83,459.43          1
                                       5.500            694.52         68
                                       5.250            694.52
    WILMINGTON       NC   28411          5            10/22/03         00
    0436892756                           03           12/01/03          0
    47116441                             O            11/01/18
    0


    8840412          E22/G02             F           87,000.00         TX
                                         180         84,520.35          1
                                       5.875            728.29         80
                                       5.625            728.29
    SAN ANTONIO      TX   78247          5            10/31/03         00
    0418825162                           05           12/01/03          0
    0418825162                           O            11/01/18
    0


1


    8841050          N67/G02             F          145,000.00         ZZ
                                         180        142,793.93          1
                                       4.875          1,137.23         33
                                       4.625          1,137.23
    POUGHKEEPSIE     NY   12603          5            10/08/03         00
    0436945802                           05           12/01/03          0
    1785004804                           O            11/01/18
    0


    8844516          H58/G02             F          257,000.00         ZZ
                                         180        250,302.13          1
                                       5.250          2,065.97         41
                                       5.000          2,065.97
    SAN DIEGO        CA   92117          5            07/01/03         00
    0436890636                           05           09/01/03          0
    170914                               N            08/01/18
    0


    8847020          E84/G02             F          150,000.00         ZZ
                                         180        145,535.54          1
                                       5.250          1,205.82         63
                                       5.000          1,205.82
    DEARBORN HEIGHT  MI   48127          2            06/19/03         00
    0437155443                           05           08/01/03          0
    14501629                             O            07/01/18
    0


    8848162          E84/G02             F          137,000.00         ZZ
                                         180        133,440.00          1
                                       5.250          1,101.31         80
                                       5.000          1,101.31
    SANDY            UT   84094          2            07/15/03         00
    0437265234                           05           09/01/03          0
    1101069616                           O            08/01/18
    0


    8850014          K15/G02             F          165,900.00         ZZ
                                         180        163,600.99          1
                                       6.000          1,399.96         72
                                       5.750          1,399.96
    ARLINGTON        VA   22204          2            10/21/03         00
    0436914105                           07           12/01/03          0
    012205512759                         O            11/01/18
    0


    8850050          K15/G02             F          147,200.00         ZZ
                                         180        144,951.47          1
                                       5.375          1,193.01         95
                                       5.125          1,193.01
1


    JACKSONVILLE     FL   32221          5            10/27/03         41
    0436918700                           03           12/01/03         25
    010405514309                         O            11/01/18
    0


    8850800          X31/G02             F          140,000.00         ZZ
                                         180        138,039.45          1
                                       5.875          1,171.97         68
                                       5.625          1,171.97
    VICTORVILLE      CA   92392          5            10/22/03         00
    0437035744                           05           12/01/03          0
    80002678                             O            11/01/18
    0


    8851412          E22/G02             F           55,000.00         TX
                                         120         53,988.13          1
                                       6.000            610.61         64
                                       5.750            610.61
    DESOTO           TX   75115          5            11/07/03         00
    0418977443                           07           01/01/04          0
    0418977443                           N            12/01/13
    0


    8851534          E84/G02             F          133,000.00         ZZ
                                         180        131,058.23          1
                                       5.375          1,077.92         41
                                       5.125          1,077.92
    UKIAH            CA   95482          2            10/17/03         00
    0437044407                           05           12/01/03          0
    1101102062                           O            11/01/18
    0


    8851698          E84/G02             F           81,000.00         ZZ
                                         180         79,853.78          1
                                       5.750            672.63         90
                                       5.500            672.63
    DUNDALK          MD   21222          1            10/23/03         12
    0437020720                           05           12/01/03         30
    70415865                             O            11/01/18
    0


    8851766          286/286             F          294,000.00         ZZ
                                         180        289,838.82          1
                                       5.875          2,461.13         70
                                       5.625          2,461.13
    SAN DIEGO        CA   92111          5            10/21/03         00
    2880683                              05           12/01/03          0
    2880683                              O            11/01/18
    0
1




    8851768          286/286             F           60,750.00         ZZ
                                         180         59,934.34          2
                                       6.375            525.03         75
                                       6.125            525.03
    CINCINNATI       OH   45205          5            10/30/03         00
    2874194                              05           12/01/03          0
    2874194                              N            11/01/18
    0


    8851770          286/286             F          119,100.00         ZZ
                                         180        117,483.88          1
                                       6.250          1,021.20         80
                                       6.000          1,021.20
    FEEDING HILLS    MA   01030          1            10/30/03         00
    2785887                              05           12/01/03          0
    2785887                              N            11/01/18
    0


    8851772          286/286             F          144,000.00         ZZ
                                         180        141,897.60          1
                                       5.375          1,167.08         45
                                       5.125          1,167.08
    GILBERT          AZ   85234          2            10/20/03         00
    2855056                              05           12/01/03          0
    2855056                              O            11/01/18
    0


    8851774          286/286             F           54,400.00         ZZ
                                         180         53,638.16          1
                                       5.875            455.40         80
                                       5.625            455.40
    CARROLLTON       TX   75006          1            10/28/03         00
    2886367                              05           12/01/03          0
    2886367                              N            11/01/18
    0


    8851804          286/286             F           86,797.00         ZZ
                                         180         85,320.95          2
                                       6.250            744.22         67
                                       6.000            744.22
    DALLAS           TX   75218          2            10/03/03         00
    2822719                              05           11/01/03          0
    2822719                              N            10/01/18
    0


    8851806          286/286             F           52,500.00         ZZ
                                         180         51,764.79          1
1


                                       5.875            439.49         75
                                       5.625            439.49
    ONALASKA         WA   98570          2            10/30/03         00
    2869910                              05           12/01/03          0
    2869910                              N            11/01/18
    0


    8851810          286/286             F           68,000.00         ZZ
                                         180         66,435.61          1
                                       5.750            564.68         56
                                       5.500            564.68
    NEW PLYMOUTH     ID   83655          2            10/10/03         00
    2863836                              05           12/01/03          0
    2863836                              O            11/01/18
    0


    8851812          286/286             F           54,375.00         ZZ
                                         180         53,589.33          1
                                       5.500            444.29         75
                                       5.250            444.29
    SAN ANTONIO      TX   78217          5            10/21/03         00
    2812541                              05           12/01/03          0
    2812541                              N            11/01/18
    0


    8851814          286/286             F           48,000.00         ZZ
                                         180         47,347.86          1
                                       6.625            421.44         45
                                       6.375            421.44
    MARYSVILLE       CA   95901          2            10/09/03         00
    2810472                              05           12/01/03          0
    2810472                              N            11/01/18
    0


    8851838          286/286             F           65,000.00         ZZ
                                         180         64,051.75          2
                                       6.125            552.91         46
                                       5.875            552.91
    FRESNO           CA   93728          5            10/20/03         00
    2778695                              05           12/01/03          0
    2778695                              N            11/01/18
    0


    8851876          286/286             F           80,000.00         ZZ
                                         180         78,925.02          1
                                       6.375            691.41         80
                                       6.125            691.41
    WORCESTER        MA   01605          2            10/27/03         00
    2864544                              01           12/01/03          0
1


    2864544                              O            11/01/18
    0


    8851878          286/286             F           40,000.00         ZZ
                                         180         39,445.66          1
                                       6.000            337.55         46
                                       5.750            337.55
    STOCKTON         CA   95207          1            10/29/03         00
    2859130                              01           12/01/03          0
    2859130                              N            11/01/18
    0


    8851894          286/286             F          102,000.00         ZZ
                                         180        100,586.14          1
                                       6.000            860.74         68
                                       5.750            860.74
    MIAMI            FL   33157          2            10/24/03         00
    2867293                              05           12/01/03          0
    2867293                              O            11/01/18
    0


    8851900          286/286             F           55,500.00         ZZ
                                         180         54,754.81          1
                                       6.375            479.66         72
                                       6.125            479.66
    ROANOKE          VA   24012          5            10/27/03         00
    2773141                              05           12/01/03          0
    2773141                              N            11/01/18
    0


    8851902          286/286             F           85,400.00         ZZ
                                         180         84,191.47          1
                                       5.750            709.18         70
                                       5.500            709.18
    ROCK ISLAND      IL   61201          5            10/28/03         00
    2845703                              05           12/01/03          0
    2845703                              N            11/01/18
    0


    8851904          286/286             F           41,500.00         ZZ
                                         180         40,912.69          1
                                       5.750            344.63         70
                                       5.500            344.63
    ROCK ISLAND      IL   61201          5            10/28/03         00
    2845707                              05           12/01/03          0
    2845707                              N            11/01/18
    0


1


    8851906          286/286             F           52,000.00         ZZ
                                         180         51,264.12          2
                                       5.750            431.82         65
                                       5.500            431.82
    ROCK ISLAND      IL   61201          5            10/28/03         00
    2845709                              05           12/01/03          0
    2845709                              N            11/01/18
    0


    8851908          286/286             F           47,500.00         ZZ
                                         180         46,827.79          1
                                       5.750            394.45         70
                                       5.500            394.45
    ROCK ISLAND      IL   61201          2            10/28/03         00
    2845711                              05           12/01/03          0
    2845711                              N            11/01/18
    0


    8851910          286/286             F           95,310.00         ZZ
                                         180         93,942.82          4
                                       6.500            830.26         90
                                       6.250            830.26
    ALLENTOWN        PA   18102          1            10/30/03         21
    2797762                              05           12/01/03         25
    2797762                              N            11/01/18
    0


    8851912          286/286             F          134,400.00         ZZ
                                         180        132,595.44          2
                                       6.375          1,161.56         70
                                       6.125          1,161.56
     ATLANTIC CITY   NJ   08401          5            10/21/03         00
    2718014                              05           12/01/03          0
    2718014                              N            11/01/18
    0


    8851916          286/286             F          276,000.00         ZZ
                                         180        272,134.92          1
                                       5.875          2,310.45         80
                                       5.625          2,310.45
    LOUISVILLE       KY   40245          5            10/20/03         00
    2804439                              05           12/01/03          0
    2804439                              O            11/01/18
    0


    8851918          286/286             F          103,000.00         ZZ
                                         180        101,557.58          1
                                       5.875            862.24         64
                                       5.625            862.24
1


    RICHMOND         KY   40475          5            10/16/03         00
    2874046                              05           12/01/03          0
    2874046                              O            11/01/18
    0


    8851924          286/286             F          121,000.00         ZZ
                                         180        119,305.52          1
                                       5.875          1,012.92         47
                                       5.625          1,012.92
    PRESTON          MD   21655          2            10/27/03         00
    2791286                              05           12/01/03          0
    2791286                              O            11/01/18
    0


    8851926          286/286             F           45,900.00         ZZ
                                         180         45,212.98          1
                                       5.625            378.10         66
                                       5.375            378.10
    BALTIMORE        MD   21226          1            10/30/03         12
    2821109                              05           12/01/03         25
    2821109                              N            11/01/18
    0


    8851930          286/286             F          260,000.00         ZZ
                                         180        256,320.71          1
                                       5.750          2,159.07         80
                                       5.500          2,159.07
    WALLINGFORD      CT   06492          1            10/28/03         00
    2824722                              05           12/01/03          0
    2824722                              O            11/01/18
    0


    8851934          286/286             F          184,500.00         ZZ
                                         180        178,851.49          4
                                       6.375          1,594.54         90
                                       6.125          1,594.54
    SOUTH MILWAUKEE  WI   53172          1            05/28/03         10
    2430519                              05           07/01/03         30
    2430519                              N            06/01/18
    0


    8851966          286/286             F          140,000.00         ZZ
                                         180        138,018.83          1
                                       5.750          1,162.58         70
                                       5.500          1,162.58
    BIG PINE KEY     FL   33043          5            10/14/03         00
    2838478                              05           12/01/03          0
    2838478                              O            11/01/18
    0
1




    8851968          286/286             F          120,000.00         ZZ
                                         180        118,319.51          1
                                       5.875          1,004.55         19
                                       5.625          1,004.55
    TAVENIER         FL   33070          5            10/15/03         00
    2825834                              05           12/01/03          0
    2825834                              O            11/01/18
    0


    8851970          286/286             F          112,500.00         ZZ
                                         180        110,484.06          1
                                       5.625            926.70         75
                                       5.375            926.70
    CARPENTERSVILLE  IL   60110          2            09/25/03         00
    2840141                              05           11/01/03          0
    2840141                              O            10/01/18
    0


    8851972          286/286             F          147,000.00         ZZ
                                         180        144,390.61          1
                                       5.375          1,191.39         49
                                       5.125          1,191.39
    CELEBRATION      FL   34747          1            10/30/03         00
    2876990                              05           12/01/03          0
    2876990                              N            11/01/18
    0


    8851976          286/286             F           45,200.00         ZZ
                                         180         44,560.35          1
                                       5.750            375.35         40
                                       5.500            375.35
    SUMMERVILLE      SC   29483          1            10/21/03         00
    2807663                              05           12/01/03          0
    2807663                              N            11/01/18
    0


    8851978          286/286             F          108,500.00         ZZ
                                         180        107,012.14          3
                                       6.125            922.93         79
                                       5.875            922.93
    NEW BRITAIN      CT   06051          2            10/24/03         00
    2849306                              05           12/01/03          0
    2849306                              O            11/01/18
    0


    8851982          286/286             F          158,000.00         ZZ
                                         180        155,651.89          1
1


                                       5.500          1,291.00         52
                                       5.250          1,291.00
    HIGHLAND PARK    IL   60035          2            10/23/03         00
    2849305                              05           12/01/03          0
    2849305                              O            11/01/18
    0


    8851984          286/286             F           84,000.00         ZZ
                                         180         82,872.13          1
                                       6.375            725.98         90
                                       6.125            725.98
    ALBUQUERQUE      NM   87121          2            10/24/03         11
    2848246                              05           12/01/03         25
    2848246                              O            11/01/18
    0


    8851986          286/286             F           45,650.00         ZZ
                                         180         45,003.97          1
                                       5.750            379.09         61
                                       5.500            379.09
    SAN ANTONIO      TX   78250          2            10/29/03         00
    2842120                              05           12/01/03          0
    2842120                              N            11/01/18
    0


    8851988          286/286             F           82,700.00         ZZ
                                         180         81,517.43          1
                                       5.625            681.23         80
                                       5.375            681.23
    MIDLOTHIAN       VA   23112          1            10/30/03         00
    2791195                              05           12/01/03          0
    2791195                              N            11/01/18
    0


    8851990          286/286             F          113,600.00         ZZ
                                         180        111,992.42          1
                                       5.750            943.35         80
                                       5.500            943.35
    AUSTIN           TX   78749          1            10/28/03         00
    2871546                              05           12/01/03          0
    2871546                              N            11/01/18
    0


    8851992          286/286             F           57,000.00         ZZ
                                         180         56,201.77          1
                                       5.875            477.16         75
                                       5.625            477.16
    MOSSYROCK        WA   98564          5            10/29/03         00
    2853595                              05           12/01/03          0
1


    2853595                              N            11/01/18
    0


    8851994          286/286             F           71,250.00         ZZ
                                         180         70,252.22          2
                                       5.875            596.45         75
                                       5.625            596.45
    CENTRALIA        WA   98531          5            10/30/03         00
    2853596                              05           12/01/03          0
    2853596                              N            11/01/18
    0


    8852852          E57/G02             F          105,700.00         ZZ
                                         180        104,204.25          1
                                       5.750            877.74         70
                                       5.500            877.74
    SELMA            CA   93622          1            10/24/03         00
    0437009863                           05           12/01/03          0
    24000167                             N            11/01/18
    0


    8853120          E86/G02             F          150,000.00         ZZ
                                         180        147,810.08          2
                                       5.375          1,215.69         75
                                       5.125          1,215.69
    SALEM            OR   97306          5            10/14/03         00
    0437013162                           05           12/01/03          0
    431770                               N            11/01/18
    0


    8853138          E86/G02             F           70,200.00         ZZ
                                         180         69,247.44          2
                                       6.250            601.91         65
                                       6.000            601.91
    WATERBURY        CT   06710          5            10/30/03         00
    0437012651                           05           12/01/03          0
    423733                               N            11/01/18
    0


    8853320          E86/G02             F          100,000.00         ZZ
                                         180         98,208.38          1
                                       5.625            823.73         60
                                       5.375            823.73
    GORDONVILLE      TX   76245          1            09/30/03         00
    0437012909                           05           11/01/03          0
    425413                               O            10/01/18
    0


1


    8853774          E86/G02             F           81,000.00         ZZ
                                         180         79,853.78          1
                                       5.750            672.63         78
                                       5.500            672.63
    FRESNO           CA   93702          5            10/15/03         00
    0437018427                           05           12/01/03          0
    424671                               O            11/01/18
    0


    8855616          E82/G02             F          102,500.00         ZZ
                                         180        101,391.78          1
                                       5.500            837.51         41
                                       5.250            837.51
    COPIAGUE         NY   11726          2            11/06/03         00
    0400914354                           05           01/01/04          0
    0400914354                           O            12/01/18
    0


    8855698          E22/G02             F          165,000.00         ZZ
                                         180        162,207.88          1
                                       5.500          1,348.19         55
                                       5.250          1,348.19
    KEY BISCAYNE     FL   33149          5            10/31/03         00
    0418735155                           06           12/01/03          0
    0418735155                           O            11/01/18
    0


    8855764          E22/G02             F           58,500.00         TX
                                         180         57,912.47          3
                                       6.375            505.59         65
                                       6.125            505.59
    CLEBURNE         TX   76033          5            11/10/03         00
    0418824983                           05           01/01/04          0
    0418824983                           N            12/01/18
    0


    8856886          N74/G02             F           96,850.00         ZZ
                                         180         95,535.84          1
                                       6.250            830.41         95
                                       6.000            830.41
    BALTIMORE        MD   21214          5            10/23/03         10
    0436955629                           05           12/01/03         25
    3300010604                           O            11/01/18
    0


    8857176          E86/G02             F          132,296.00         ZZ
                                         180        130,364.54          1
                                       5.375          1,072.21         80
                                       5.125          1,072.21
1


    MANSFIELD        TX   76063          1            10/03/03         00
    0437017700                           03           12/01/03          0
    425409                               O            11/01/18
    0


    8858868          E86/G02             F          137,400.00         ZZ
                                         180        135,414.72          1
                                       5.500          1,122.67         31
                                       5.250          1,122.67
    CORVALLIS        MT   59828          5            10/08/03         00
    0437013170                           05           12/01/03          0
    411327                               O            11/01/18
    0


    8858877          E23/G02             F          140,000.00         ZZ
                                         180        137,891.76          2
                                       5.000          1,107.11         46
                                       4.750          1,107.11
    SAN DIEGO        CA   92102          5            10/02/03         00
    0436893234                           05           12/01/03          0
    11024075                             O            11/01/18
    0


    8866090          E84/G02             F          152,400.00         ZZ
                                         180        148,399.31          1
                                       5.125          1,215.12         51
                                       4.875          1,215.12
    LAS VEGAS        NV   89129          2            07/18/03         00
    0437044852                           05           09/01/03          0
    1101069271                           O            08/01/18
    0


    8866248          U05/G02             F          183,600.00         ZZ
                                         180        181,736.39          2
                                       6.250          1,574.23         70
                                       6.000          1,574.23
    FAIRVIEW         OR   97024          2            11/03/03         00
    0437158413                           05           01/01/04          0
    3436310                              N            12/01/18
    0


    8867786          E22/G02             F          111,000.00         ZZ
                                         180        109,787.28          1
                                       5.375            899.62         43
                                       5.125            899.62
    ESSEX JUNCTION   VT   05452          5            11/06/03         00
    0418958781                           05           01/01/04          0
    0418958781                           O            12/01/18
    0
1




    8868112          E82/G02             F           67,800.00         ZZ
                                         180         67,119.08          4
                                       6.375            585.96         78
                                       6.125            585.96
    DAYTON           OH   45405          2            11/11/03         00
    0400916201                           05           01/01/04          0
    0400916201                           N            12/01/18
    0


    8868116          E82/G02             F           68,000.00         ZZ
                                         180         67,317.07          4
                                       6.375            587.69         80
                                       6.125            587.69
    DAYTON           OH   45405          2            11/11/03         00
    0400918595                           05           01/01/04          0
    0400918595                           N            12/01/18
    0


    8868120          E82/G02             F           62,500.00         ZZ
                                         180         61,872.29          4
                                       6.375            540.16         72
                                       6.125            540.16
    DAYTON           OH   45405          2            11/11/03         00
    0400918611                           05           01/01/04          0
    0400918611                           N            12/01/18
    0


    8868126          E82/G02             F           65,700.00         ZZ
                                         180         65,040.17          2
                                       6.375            567.81         77
                                       6.125            567.81
    DAYTON           OH   45405          2            11/11/03         00
    0400918603                           05           01/01/04          0
    0400918603                           N            12/01/18
    0


    8868132          E82/G02             F           89,500.00         ZZ
                                         180         88,601.15          4
                                       6.375            773.50         92
                                       6.125            773.50
    DAYTON           OH   45405          2            11/11/03         04
    0400916219                           05           01/01/04         30
    0400916219                           N            12/01/18
    0


    8868140          E82/G02             F           67,000.00         ZZ
                                         180         66,327.10          4
1


                                       6.375            579.05         78
                                       6.125            579.05
    DAYTON           OH   45405          2            11/11/03         00
    0400916227                           05           01/01/04          0
    0400916227                           N            12/01/18
    0


    8868716          P01/G02             F           61,200.00         ZZ
                                         180         60,585.36          3
                                       6.375            528.92         90
                                       6.125            528.92
    TROY             NY   12180          1            11/03/03         10
    0436989610                           05           01/01/04         20
    1                                    N            12/01/18
    0


    8870124          Q87/G02             F           49,000.00         TX
                                         120         47,509.76          1
                                       6.250            550.17         70
                                       6.000            550.17
    MISSION          TX   78574          5            10/22/03         00
    0437039829                           05           11/27/03          0
    MAFE01                               O            10/27/13
    0


    8872230          G75/G02             F           92,000.00         ZZ
                                         180         90,711.65          1
                                       5.875            770.15         64
                                       5.625            770.15
    COPLAY           PA   18037          5            10/06/03         00
    0437003577                           05           12/01/03          0
    5303867                              O            11/01/18
    0


    8872654          E86/G02             F          156,000.00         ZZ
                                         180        153,792.44          1
                                       5.750          1,295.44         80
                                       5.500          1,295.44
    GLENDALE         AZ   85306          2            10/17/03         00
    0437017940                           05           12/01/03          0
    423990                               O            11/01/18
    0


    8872774          E86/G02             F          152,800.00         TX
                                         180        150,569.18          1
                                       5.375          1,238.39         80
                                       5.125          1,238.39
    DENTON           TX   76209          5            10/16/03         00
    0437012693                           05           12/01/03          0
1


    424321                               O            11/01/18
    0


    8873690          E86/G02             F          140,000.00         ZZ
                                         180        138,593.95          1
                                       6.375          1,209.95         70
                                       6.125          1,209.95
    LAUREL           MD   20707          5            11/04/03         00
    0437020233                           09           01/01/04          0
    441375                               N            12/01/18
    0


    8873890          E86/G02             F          130,000.00         ZZ
                                         180        128,102.06          2
                                       5.375          1,053.60         69
                                       5.125          1,053.60
    SALEM            OR   97306          5            10/14/03         00
    0437013204                           05           12/01/03          0
    431751                               N            11/01/18
    0


    8873958          E86/G02             F           93,700.00         ZZ
                                         180         92,374.07          1
                                       5.750            778.09         71
                                       5.500            778.09
    CUMMING          GA   30040          1            10/30/03         00
    0437017601                           09           12/01/03          0
    437977                               N            11/01/18
    0


    8875522          E82/G02             F          121,800.00         ZZ
                                         180        120,550.53          2
                                       6.125          1,036.06         68
                                       5.875          1,036.06
    EUGENE           OR   97405          2            11/17/03         00
    0400908281                           05           01/01/04          0
    0400908281                           N            12/01/18
    0


    8875572          E86/G02             F           45,800.00         ZZ
                                         180         45,145.09          1
                                       5.625            377.27         75
                                       5.375            377.27
    NEWBERG          OR   97132          2            10/03/03         00
    0437022841                           09           12/01/03          0
    423013                               N            11/01/18
    0


1


    8875620          T44/G02             F           60,000.00         ZZ
                                         180         59,202.91          2
                                       6.500            522.66         60
                                       6.250            522.66
    TEHACHAPI        CA   93561          5            11/02/03         00
    0437075591                           05           12/01/03          0
    1095501                              N            11/01/18
    0


    8876848          E86/G02             F           65,650.00         ZZ
                                         180         64,759.19          2
                                       6.250            562.90         61
                                       6.000            562.90
    WATERBURY        CT   06710          5            10/30/03         00
    0437023914                           05           12/01/03          0
    423712                               N            11/01/18
    0


    8878196          H49/G02             F           84,000.00         ZZ
                                         180         81,105.20          1
                                       5.875            703.18         49
                                       5.625            703.18
    CRETE            IL   60417          5            11/03/03         00
    0437028889                           05           01/01/04          0
    534031                               O            12/01/18
    0


    8878214          E22/G02             F          140,000.00         ZZ
                                         180        138,331.72          1
                                       5.875          1,171.97         67
                                       5.625          1,171.97
    BOYNTON BEACH    FL   33437          5            11/11/03         00
    0418894473                           09           01/01/04          0
    0418894473                           O            12/01/18
    0


    8878240          E22/G02             F          134,000.00         TX
                                         180        132,596.05          1
                                       5.875          1,121.74         80
                                       5.625          1,121.74
    TYLER            TX   75707          5            11/10/03         00
    0418904934                           05           01/01/04          0
    0418904934                           O            12/01/18
    0


    8878448          E82/G02             F           69,200.00         ZZ
                                         180         68,451.83          1
                                       5.500            565.42         68
                                       5.250            565.42
1


    DETROIT          MI   48204          2            11/14/03         00
    0400874095                           05           01/01/04          0
    0400874095                           O            12/01/18
    0


    8878454          E82/G02             F           96,000.00         ZZ
                                         180         94,994.21          4
                                       5.875            803.63         64
                                       5.625            803.63
    APOPKA           FL   32712          2            11/14/03         00
    0400911319                           05           01/01/04          0
    0400911319                           N            12/01/18
    0


    8878536          E82/G02             F          134,900.00         ZZ
                                         180        133,486.64          1
                                       5.875          1,129.27         75
                                       5.625          1,129.27
    WINDSOR          CT   06095          2            11/14/03         00
    0400918587                           05           01/01/04          0
    0400918587                           O            12/01/18
    0


    8878926          K15/G02             F           85,800.00         ZZ
                                         180         84,635.43          1
                                       6.250            735.67         85
                                       6.000            735.67
    VEAZIE           ME   04401          5            10/27/03         41
    0437038532                           05           12/01/03          6
    007005523468                         O            11/01/18
    0


    8879414          P09/G02             F          134,500.00         ZZ
                                         180        132,090.25          1
                                       5.625          1,107.92         79
                                       5.375          1,107.92
    WEST NORRISTOWN  PA   19403          2            09/26/03         00
    0437071251                           05           11/01/03          0
    3007020052                           O            10/01/18
    0


    8879640          E47/G02             F           52,500.00         ZZ
                                         180         51,772.49          1
                                       6.000            443.02         75
                                       5.750            443.02
    LOUISVILLE       KY   40206          1            10/23/03         00
    0437049828                           05           12/01/03          0
    7323510408                           O            11/01/18
    0
1




    8879852          286/286             F          111,800.00         ZZ
                                         180        110,167.72          1
                                       5.375            906.11         73
                                       5.125            906.11
    ROUND ROCK       TX   78664          2            10/31/03         00
    2858960                              05           12/01/03          0
    2858960                              O            11/01/18
    0


    8879856          286/286             F          120,350.00         ZZ
                                         180        119,075.75          1
                                       5.750            999.40         80
                                       5.500            999.40
    PHOENIX          AZ   85041          1            11/03/03         00
    2890337                              05           01/01/04          0
    2890337                              N            12/01/18
    0


    8879866          286/286             F          104,000.00         ZZ
                                         180        102,898.84          1
                                       5.750            863.63         80
                                       5.500            863.63
    GARLAND          TX   75040          1            11/07/03         00
    2900470                              05           01/01/04          0
    2900470                              N            12/01/18
    0


    8879872          286/286             F          108,000.00         ZZ
                                         180        106,856.49          4
                                       5.750            896.85         60
                                       5.500            896.85
    PROVIDENCE       RI   02909          5            11/05/03         00
    2892301                              05           01/01/04          0
    2892301                              N            12/01/18
    0


    8879878          286/286             F           41,400.00         ZZ
                                         180         40,966.24          1
                                       5.875            346.57         90
                                       5.625            346.57
    DALLAS           TX   75214          1            11/10/03         12
    2838609                              05           01/01/04         20
    2838609                              N            12/01/18
    0


    8879884          286/286             F           87,500.00         ZZ
                                         180         86,204.59          1
1


                                       5.875            732.48         56
                                       5.625            732.48
    WINCHENDON       MA   01475          5            10/28/03         00
    2838691                              05           12/01/03          0
    2838691                              O            11/01/18
    0


    8879890          286/286             F          128,000.00         ZZ
                                         180        126,627.73          1
                                       5.750          1,062.93         80
                                       5.500          1,062.93
    ROANOKE          VA   24014          1            11/07/03         00
    2874501                              05           01/01/04          0
    2874501                              O            12/01/18
    0


    8879896          286/286             F          152,000.00         ZZ
                                         180        150,489.57          2
                                       6.500          1,324.09         80
                                       6.250          1,324.09
    PRESCOTT VALLEY  AZ   86314          2            11/03/03         00
    2870476                              05           01/01/04          0
    2870476                              N            12/01/18
    0


    8879902          286/286             F           57,600.00         ZZ
                                         180         56,996.49          1
                                       5.875            482.19         90
                                       5.625            482.19
    SAN ANTONIO      TX   78239          1            11/03/03         11
    2864537                              05           01/01/04         25
    2864537                              N            12/01/18
    0


    8879908          286/286             F           42,750.00         T
                                         180         42,297.33          1
                                       5.750            355.01         75
                                       5.500            355.01
    CARRIZOZO        NM   88301          5            11/05/03         00
    2878027                              05           01/01/04          0
    2878027                              O            12/01/18
    0


    8879914          286/286             F           84,000.00         ZZ
                                         180         83,129.14          1
                                       6.000            708.84         60
                                       5.750            708.84
    VANCOUVER        WA   98684          5            10/31/03         00
    2861723                              05           01/01/04          0
1


    2861723                              N            12/01/18
    0


    8879928          286/286             F           56,500.00         ZZ
                                         180         55,717.03          1
                                       6.000            476.78         37
                                       5.750            476.78
    LA QUINTA        CA   92253          2            10/22/03         00
    2832595                              05           12/01/03          0
    2832595                              N            11/01/18
    0


    8879936          286/286             F          120,000.00         ZZ
                                         180        118,699.28          1
                                       5.750            996.50         75
                                       5.500            996.50
    HOUSTON          TX   77095          5            11/05/03         00
    2897742                              05           01/01/04          0
    2897742                              N            12/01/18
    0


    8879950          286/286             F           50,001.00         ZZ
                                         180         49,083.15          1
                                       5.875            418.57         57
                                       5.625            418.57
    BENTON           AR   72015          5            10/31/03         00
    2864668                              05           12/01/03          0
    2864668                              O            11/01/18
    0


    8879956          286/286             F          202,100.00         ZZ
                                         180        199,269.81          1
                                       5.875          1,691.82         57
                                       5.625          1,691.82
    VOLCANO          CA   95689          5            10/23/03         00
    2796235                              05           12/01/03          0
    2796235                              O            11/01/18
    0


    8880010          286/286             F          140,590.00         ZZ
                                         180        138,121.02          1
                                       5.500          1,148.74         79
                                       5.250          1,148.74
    ARLINGTON        TX   76001          2            10/31/03         00
    2873549                              05           12/01/03          0
    2873549                              O            11/01/18
    0


1


    8880014          286/286             F          143,900.00         ZZ
                                         180        141,988.25          1
                                       6.500          1,253.53         60
                                       6.250          1,253.53
    NORTH BRUNSWICK  NJ   08902          5            11/05/03         00
    2834937                              05           12/01/03          0
    2834937                              N            11/01/18
    0


    8881498          G33/G02             F          106,000.00         TX
                                         180        104,889.40          1
                                       5.875            887.35         33
                                       5.625            887.35
    HOUSTON          TX   77021          5            11/07/03         00
    0437037948                           03           01/01/04          0
    803834                               O            12/01/18
    0


    8881668          E22/G02             F          114,750.00         ZZ
                                         180        113,585.25          1
                                       6.250            983.89         85
                                       6.000            983.89
    BAKERSFIELD      CA   93304          5            11/05/03         11
    0418943148                           05           01/01/04          6
    0418943148                           O            12/01/18
    0


    8881688          E22/G02             F           88,000.00         ZZ
                                         180         87,064.78          1
                                       5.750            730.76         79
                                       5.500            730.76
    SAINT PETERSBUR  FL   33709          5            11/13/03         00
    0418965067                           05           01/01/04          0
    0418965067                           O            12/01/18
    0


    8881750          E22/G02             F           94,725.00         ZZ
                                         180         93,700.85          1
                                       5.500            773.98         62
                                       5.250            773.98
    MESQUITE         TX   75181          2            11/13/03         00
    0419013354                           05           01/01/04          0
    0419013354                           O            12/01/18
    0


    8889142          E22/G02             F          177,000.00         ZZ
                                         180        175,203.38          2
                                       6.250          1,517.64         69
                                       6.000          1,517.64
1


    CHICAGO          IL   60632          5            11/14/03         00
    0419061056                           05           01/01/04          0
    0419061056                           O            12/01/18
    0


    8889372          E22/G02             F           66,900.00         ZZ
                                         120         65,693.67          2
                                       6.375            755.39         67
                                       6.125            755.39
    GALENA PARK      TX   77547          2            11/18/03         00
    0418835484                           05           01/01/04          0
    0418835484                           N            12/01/13
    0


    8889376          E22/G02             F          108,500.00         ZZ
                                         180        107,302.21          1
                                       5.250            872.21         43
                                       5.000            872.21
    MIAMI            FL   33182          2            11/14/03         00
    0418842142                           05           01/01/04          0
    0418842142                           O            12/01/18
    0


    8889444          E22/G02             F          106,000.00         ZZ
                                         180        104,935.41          3
                                       6.375            916.11         90
                                       6.125            916.11
    GREENFIELD       IN   46140          2            11/19/03         01
    0418913786                           05           01/01/04         20
    0418913786                           N            12/01/18
    0


    8891548          U28/G02             F           93,000.00         ZZ
                                         180         92,056.03          1
                                       6.250            797.40         89
                                       6.000            797.40
    WHIGHAM          GA   39897          5            11/14/03         14
    0437044639                           05           01/01/04         12
    2000024327                           O            12/01/18
    0


    8891724          642/G02             F          150,400.00         ZZ
                                         180        148,756.84          1
                                       5.375          1,218.94         80
                                       5.125          1,218.94
    CHEYENNE         WY   82009          2            11/07/03         00
    0437055668                           05           01/01/04          0
    09132303                             O            12/01/18
    0
1




    8891738          E86/G02             F           99,800.00         ZZ
                                         180         98,808.31          1
                                       6.500            869.36         80
                                       6.250            869.36
    MCMINNVILLE      OR   97128          1            11/05/03         00
    0437059090                           05           01/01/04          0
    316691                               O            12/01/18
    0


    8891739          E23/G02             F          132,000.00         ZZ
                                         180        130,170.78          1
                                       6.000          1,113.89         55
                                       5.750          1,113.89
    AZUSA            CA   91702          2            10/02/03         00
    0437065832                           05           12/01/03          0
    51036591                             O            11/01/18
    0


    8891802          W68/G02             F          175,750.00         ZZ
                                         180        173,927.93          1
                                       6.000          1,483.08         95
                                       5.750          1,483.08
    PASADENA         MD   21122          5            11/05/03         04
    0437044860                           05           01/01/04         25
    3100650                              O            12/01/18
    0


    8891894          E84/G02             F          300,000.00         ZZ
                                         180        295,736.94          1
                                       5.750          2,491.23         64
                                       5.500          2,491.23
    REDONDO BEACH    CA   90278          5            10/28/03         00
    0437310972                           01           12/01/03          0
    30450226                             O            11/01/18
    0


    8892054          H76/G02             F           91,500.00         ZZ
                                         180         90,587.90          1
                                       6.625            803.37         89
                                       6.375            803.37
    MARKHAM          IL   60426          5            11/18/03         01
    0437035462                           05           01/01/04         25
    2003525669                           O            12/01/18
    0


    8892700          E82/G02             F          189,000.00         ZZ
                                         180        186,998.88          3
1


                                       5.750          1,569.48         45
                                       5.500          1,569.48
    NORTH ARLINGTON  NJ   07031          2            11/18/03         00
    0400903662                           05           01/01/04          0
    0400903662                           O            12/01/18
    0


    8892732          E82/G02             F          196,000.00         T
                                         180        193,967.99          1
                                       6.000          1,653.96         47
                                       5.750          1,653.96
    SOUTHAMPTON      NY   11968          2            11/21/03         00
    0400914321                           01           01/01/04          0
    0400914321                           O            12/01/18
    0


    8892746          E82/G02             F           86,100.00         ZZ
                                         180         84,136.68          2
                                       6.250            738.24         72
                                       6.000            738.24
    STAFFORD         TX   77477          2            11/21/03         00
    0400905196                           05           01/01/04          0
    0400905196                           N            12/01/18
    0


    8892750          E82/G02             F          186,600.00         ZZ
                                         180        184,644.97          1
                                       6.000          1,574.64         58
                                       5.750          1,574.64
    YONKERS          NY   10701          2            11/19/03         00
    0400915153                           05           01/01/04          0
    0400915153                           O            12/01/18
    0


    8893060          K60/G02             F           75,500.00         TX
                                         180         74,675.15          1
                                       5.375            611.90         53
                                       5.125            611.90
    ORANGE           TX   77632          5            11/17/03         00
    0437047715                           05           01/01/04          0
    84795                                O            12/01/18
    0


    8893062          H76/G02             F          104,000.00         ZZ
                                         180        102,774.87          1
                                       5.500            849.77         80
                                       5.250            849.77
    OPA LOCKA        FL   33056          5            11/20/03         00
    0437047947                           05           01/01/04          0
1


    2003526703                           O            12/01/18
    0


    8893140          E84/G02             F          160,000.00         ZZ
                                         180        157,043.24          1
                                       5.250          1,286.20         73
                                       5.000          1,286.20
    TULSA            OK   74137          5            09/09/03         00
    0437311061                           05           11/01/03          0
    1101038765                           O            10/01/18
    0


    8893214          E84/G02             F           45,200.00         ZZ
                                         180         44,354.64          2
                                       6.000            381.42         70
                                       5.750            381.42
    ST. LOUIS        MO   63125          2            10/23/03         00
    0437287030                           05           12/01/03          0
    69933722                             N            11/01/18
    0


    8893411          E23/G02             F          142,500.00         ZZ
                                         180        140,566.39          1
                                       6.250          1,221.83         76
                                       6.000          1,221.83
    SAN BERNARDINO   CA   92407          5            10/28/03         00
    0437044308                           05           12/01/03          0
    51038016                             O            11/01/18
    0


    8893837          E23/G02             F          124,000.00         ZZ
                                         180        122,170.80          1
                                       5.250            996.81         76
                                       5.000            996.81
    COMPTON          CA   90220          5            10/29/03         00
    0437046691                           05           12/01/03          0
    51037870                             O            11/01/18
    0


    8893845          E23/G02             F          129,750.00         ZZ
                                         180        127,855.68          1
                                       5.375          1,051.58         47
                                       5.125          1,051.58
    MONROVIA AREA    CA   91016          5            10/24/03         00
    0437047137                           05           12/01/03          0
    51036872                             O            11/01/18
    0


1


    8894053          E23/G02             F          100,000.00         ZZ
                                         180         98,182.01          1
                                       5.750            830.41         45
                                       5.500            830.41
    YUBA CITY        CA   95993          2            10/24/03         00
    0437064009                           05           12/01/03          0
    62011207                             O            11/01/18
    0


    8894693          X31/G02             F          117,000.00         ZZ
                                         180        115,539.26          1
                                       5.875            979.43         94
                                       5.625            979.43
    LAKE ELSINORE    CA   92530          5            11/19/03         10
    0437057946                           05           01/01/04         30
    1246297                              O            12/01/18
    0


    8895624          U05/G02             F          108,200.00         ZZ
                                         180        106,586.71          1
                                       5.625            891.28         80
                                       5.375            891.28
    TEXARKANA        AR   71854          2            11/12/03         00
    0437072986                           05           01/01/04          0
    3000374984                           O            12/01/18
    0


    8895735          E23/G02             F          130,000.00         ZZ
                                         180        128,637.98          1
                                       5.875          1,088.25         39
                                       5.625          1,088.25
    SAN GABRIEL ARE  CA   91775          2            11/10/03         00
    0437069982                           05           01/01/04          0
    51038393                             O            12/01/18
    0


    8895829          L68/G02             F           36,000.00         ZZ
                                         120         35,346.48          1
                                       6.250            404.21         57
                                       6.000            404.21
    LAS CRUCES       NM   88005          5            11/28/03         00
    0437126998                           05           01/01/04          0
    5330572                              O            12/01/13
    0


    8895889          E23/G02             F          300,000.00         ZZ
                                         180        296,823.64          1
                                       5.750          2,491.23         75
                                       5.500          2,491.23
1


    LONG BEACH       CA   90802          5            11/04/03         00
    0437073430                           01           01/01/04          0
    51036776                             O            12/01/18
    0


    8896922          E22/G02             F          102,000.00         ZZ
                                         180        100,897.17          1
                                       5.500            833.43         80
                                       5.250            833.43
    BELEN            NM   87002          5            11/17/03         00
    0418897641                           05           01/01/04          0
    0418897641                           O            12/01/18
    0


    8897074          E22/G02             F           41,500.00         ZZ
                                         180         41,028.25          1
                                       6.250            355.83         62
                                       6.000            355.83
    MEMPHIS          TN   38141          2            11/21/03         00
    0418731659                           07           01/01/04          0
    0418731659                           N            12/01/18
    0


    8897148          E22/G02             F          230,300.00         ZZ
                                         180        227,757.60          1
                                       5.250          1,851.33         70
                                       5.000          1,851.33
    MUNDELEIN        IL   60060          1            11/21/03         00
    0418857587                           05           01/01/04          0
    0418857587                           O            12/01/18
    0


    8897270          E22/G02             F          125,000.00         TX
                                         180        123,634.36          1
                                       5.375          1,013.08         58
                                       5.125          1,013.08
    GUNTER           TX   75058          5            11/17/03         00
    0419016597                           05           01/01/04          0
    0419016597                           O            12/01/18
    0


    8897301          E23/G02             F          310,000.00         ZZ
                                         180        306,752.06          4
                                       5.875          2,595.07         52
                                       5.625          2,595.07
    LOS ANGELES      CA   90026          1            11/19/03         00
    0437181431                           05           01/01/04          0
    51038353                             N            12/01/18
    0
1




    8897329          W98/G02             F           90,000.00         ZZ
                                         180         89,115.20          1
                                       6.625            790.19         54
                                       6.375            790.19
    UNIONVILLE       VA   22567          5            11/25/03         00
    0437088982                           05           01/01/04          0
    WA030927                             N            12/01/18
    0


    8897614          E84/G02             F           35,000.00         ZZ
                                         180         34,627.82          1
                                       6.000            295.35         68
                                       5.750            295.35
    WESTVILLE        IL   61883          2            11/07/03         00
    0437243165                           05           01/01/04          0
    1101108661                           O            12/01/18
    0


    8897698          E84/G02             F           38,200.00         ZZ
                                         180         37,670.64          4
                                       6.000            322.35         59
                                       5.750            322.35
    SAINT LOUIS      MO   63129          5            10/24/03         00
    0437217672                           05           12/01/03          0
    69933724                             N            11/01/18
    0


    8897818          E84/G02             F           82,000.00         ZZ
                                         180         79,635.16          1
                                       6.000            691.96         69
                                       5.750            691.96
    SAINT GEORGE     UT   84770          2            10/31/03         00
    0437286636                           03           12/01/03          0
    32818954                             N            11/01/18
    0


    8897968          E82/G02             F          241,500.00         ZZ
                                         180        238,816.01          1
                                       6.250          2,070.68         58
                                       6.000          2,070.68
    FARMINGDALE      NY   11735          5            11/19/03         00
    0400921318                           05           01/01/04          0
    0400921318                           O            12/01/18
    0


    8898195          E23/G02             F          139,000.00         ZZ
                                         180        137,465.52          1
1


                                       5.250          1,117.39         70
                                       5.000          1,117.39
    ST GEORGE        UT   84770          2            11/25/03         00
    0437192669                           05           01/01/04          0
    42002732                             O            12/01/18
    0


    8899955          E23/G02             F          322,700.00         ZZ
                                         180        319,211.00          1
                                       5.500          2,636.73         80
                                       5.250          2,636.73
    PLACENTIA        CA   92870          5            11/26/03         00
    0437232119                           05           01/01/04          0
    51039009                             O            12/01/18
    0


    8900195          L68/G02             F           41,200.00         ZZ
                                         180         40,915.15          1
                                       6.250            353.26         30
                                       6.000            353.26
    HARRISON         ME   04040          5            12/17/03         00
    0437232044                           05           02/01/04          0
    5366861                              N            01/01/19
    0


    8900209          E23/G02             F          148,000.00         ZZ
                                         180        146,957.83          1
                                       5.750          1,229.01         73
                                       5.500          1,229.01
    LAKE SHORE       UT   84660          5            12/04/03         00
    0437231665                           05           02/01/04          0
    42002811                             O            01/01/19
    0


    8900231          E23/G02             F          303,500.00         ZZ
                                         180        301,362.85          1
                                       5.750          2,520.29         79
                                       5.500          2,520.29
    TEMECULA         CA   92592          5            12/05/03         00
    0437235781                           05           02/01/04          0
    11025205                             O            01/01/19
    0


    8900408          K15/G02             F           98,400.00         ZZ
                                         180         97,432.58          1
                                       6.625            863.95         84
                                       6.375            863.95
    UNADILLA         NY   13849          5            11/11/03         41
    0437048879                           05           01/01/04          6
1


    030705523632                         O            12/01/18
    0


    8900806          E84/G02             F          180,000.00         ZZ
                                         180        175,322.61          1
                                       5.250          1,446.98         42
                                       5.000          1,446.98
    OLNEY            MD   20832          5            07/24/03         00
    0437234263                           03           09/01/03          0
    1101080283                           O            08/01/18
    0


    8901174          E22/G02             F           72,000.00         ZZ
                                         180         71,245.63          4
                                       6.000            607.58         80
                                       5.750            607.58
    MONTGOMERY       AL   36107          2            11/24/03         00
    0418254959                           05           01/01/04          0
    0418254959                           N            12/01/18
    0


    8901214          E22/G02             F          100,000.00         TX
                                         180         98,930.06          1
                                       5.625            823.73         70
                                       5.375            823.73
    SPICEWOOD        TX   78669          5            11/18/03         00
    0418592341                           05           01/01/04          0
    0418592341                           O            12/01/18
    0


    8901292          E22/G02             F          108,000.00         ZZ
                                         180        105,942.67          1
                                       5.750            896.84         27
                                       5.500            896.84
    STONY BROOK      NY   11790          5            11/18/03         00
    0418988226                           05           01/01/04          0
    0418988226                           O            12/01/18
    0


    8901385          X31/G02             F           89,000.00         ZZ
                                         180         88,373.30          1
                                       5.750            739.06         46
                                       5.500            739.06
    YUBA CITY        CA   95991          5            12/19/03         00
    0437241029                           05           02/01/04          0
    80003135                             O            01/01/19
    0


1


    8901561          B44/G02             F           54,000.00         ZZ
                                         180         53,476.96          1
                                       6.000            455.68         47
                                       5.750            455.68
    SAN BERNARDINO   CA   92407          5            12/17/03         00
    0437258577                           01           02/01/04          0
    8537995                              O            01/01/19
    0


    8901772          E84/G02             F           80,000.00         ZZ
                                         180         77,380.15          1
                                       5.250            643.11         67
                                       5.000            643.11
    RICHLANDS        NC   28574          5            07/25/03         00
    0437067374                           05           09/01/03          0
    47109560                             O            08/01/18
    0


    8901808          E22/G02             F          166,000.00         ZZ
                                         180        164,104.75          1
                                       5.500          1,356.36         60
                                       5.250          1,356.36
    PROSPECT HEIGHT  IL   60070          5            11/18/03         00
    0418895967                           05           01/01/04          0
    0418895967                           O            12/01/18
    0


    8901814          E22/G02             F          212,500.00         ZZ
                                         180        210,273.59          1
                                       5.875          1,778.88         60
                                       5.625          1,778.88
    SAN JOSE         CA   95121          5            11/17/03         00
    0418905923                           01           01/01/04          0
    0418905923                           O            12/01/18
    0


    8901878          E22/G02             F          111,900.00         ZZ
                                         120        109,799.72          1
                                       5.625          1,221.35         80
                                       5.375          1,221.35
    EAST CANTON      OH   44730          5            11/17/03         00
    0418961652                           05           01/01/04          0
    0418961652                           O            12/01/13
    0


    8901914          E22/G02             F          155,000.00         ZZ
                                         180        153,306.59          1
                                       5.375          1,256.22         40
                                       5.125          1,256.22
1


    DURANGO          CO   81303          2            11/18/03         00
    0418977435                           05           01/01/04          0
    0418977435                           O            12/01/18
    0


    8902130          E82/G02             F           85,500.00         ZZ
                                         180         84,248.30          2
                                       6.125            727.28         33
                                       5.875            727.28
    GARDNERVILLE     NV   89410          2            11/25/03         00
    0400916904                           05           01/01/04          0
    0400916904                           N            12/01/18
    0


    8902257          E23/G02             F          125,800.00         ZZ
                                         180        124,923.46          1
                                       5.875          1,053.10         60
                                       5.625          1,053.10
    LAMOILLE         NV   89828          2            12/23/03         00
    0437272461                           05           02/01/04          0
    42002830                             O            01/01/19
    0


    8902366          X89/G02             F          232,000.00         ZZ
                                         180        229,594.76          1
                                       6.000          1,957.75         80
                                       5.750          1,957.75
    DENVER           CO   80231          1            11/21/03         00
    0437058936                           09           01/01/04          0
    2026737                              O            12/01/18
    0


    8902648          N74/G02             F           97,200.00         ZZ
                                         180         95,795.54          1
                                       5.500            794.21         80
                                       5.250            794.21
    GREENSBORO       NC   27405          2            11/13/03         00
    0437051972                           05           12/18/03          0
    2200001493                           O            11/18/18
    0


    8903094          P59/G02             F           84,000.00         ZZ
                                         180         83,082.29          1
                                       5.375            680.79         80
                                       5.125            680.79
    LAMONT           CA   93241          1            11/20/03         00
    0437060874                           05           01/01/04          0
    AT008280                             O            12/01/18
    0
1




    8903946          E22/G02             F           62,000.00         ZZ
                                         180         61,350.43          1
                                       5.875            519.01         88
                                       5.625            519.01
    FORT WORTH       TX   76133          2            11/20/03         01
    0418583183                           09           01/01/04         12
    0418583183                           O            12/01/18
    0


    8904020          E22/G02             F           95,000.00         TX
                                         180         93,766.05          1
                                       5.375            769.94         52
                                       5.125            769.94
    UTOPIA           TX   78884          5            11/18/03         00
    0418797171                           05           01/01/04          0
    0418797171                           O            12/01/18
    0


    8904048          E22/G02             F          125,000.00         TX
                                         180        123,648.53          1
                                       5.500          1,021.35         60
                                       5.250          1,021.35
    AUSTIN           TX   78757          5            11/20/03         00
    0418837209                           05           01/01/04          0
    0418837209                           O            12/01/18
    0


    8904268          E22/G02             F           42,500.00         ZZ
                                         180         42,077.69          1
                                       6.500            370.22         66
                                       6.250            370.22
    BALTIMORE        MD   21215          5            11/25/03         00
    0418926580                           07           01/01/04          0
    0418926580                           N            12/01/18
    0


    8904308          E22/G02             F          130,000.00         TX
                                         180        128,652.25          1
                                       6.000          1,097.01         80
                                       5.750          1,097.01
    CYPRESS          TX   77429          5            11/19/03         00
    0418951422                           03           01/01/04          0
    0418951422                           O            12/01/18
    0


    8904344          E22/G02             F          176,000.00         ZZ
                                         180        174,030.95          1
1


                                       5.500          1,438.07         80
                                       5.250          1,438.07
    SYLACAUGA        AL   35150          5            11/20/03         00
    0418976510                           05           01/01/04          0
    0418976510                           O            12/01/18
    0


    8904448          E22/G02             F           80,000.00         ZZ
                                         180         78,135.04          1
                                       5.500            653.67         50
                                       5.250            653.67
    WIMBERLEY        TX   78676          1            11/24/03         00
    0419035563                           03           01/01/04          0
    0419035563                           O            12/01/18
    0


    8904459          E23/G02             F          114,500.00         ZZ
                                         180        113,676.58          1
                                       5.500            935.56         70
                                       5.250            935.56
    FONTANA AREA     CA   92335          5            12/24/03         00
    0437279219                           05           02/01/04          0
    51039225                             O            01/01/19
    0


    8904598          E22/G02             F          153,000.00         ZZ
                                         180        151,380.05          1
                                       5.750          1,270.53         56
                                       5.500          1,270.53
    NEW BRUNSWICK    NJ   08901          5            11/20/03         00
    0419100474                           05           01/01/04          0
    0419100474                           O            12/01/18
    0


    8904643          E23/G02             F           84,000.00         ZZ
                                         180         83,439.07          1
                                       6.375            725.97         70
                                       6.125            725.97
    PHOENIX          AZ   85008          2            12/29/03         00
    0437308174                           05           02/01/04          0
    41009644                             N            01/01/19
    0


    8904647          E23/G02             F          187,000.00         ZZ
                                         180        186,343.17          1
                                       5.750          1,552.87         75
                                       5.500          1,552.87
    FRESNO           CA   93720          5            01/02/04         00
    0437297351                           05           03/01/04          0
1


    64003395                             O            02/01/19
    0


    8904649          E23/G02             F          200,000.00         ZZ
                                         180        199,274.90          1
                                       5.375          1,620.93         80
                                       5.125          1,620.93
    TEMECULA         CA   92592          1            01/08/04         00
    0437308513                           05           03/01/04          0
    11025627                             O            02/01/19
    0


    8904926          E47/G02             F          135,200.00         ZZ
                                         180        133,842.15          4
                                       6.375          1,168.47         80
                                       6.125          1,168.47
    LOUISVILLE       KY   40214          1            11/14/03         00
    0437057425                           05           01/01/04          0
    7323510407                           N            12/01/18
    0


    8905700          B98/G02             F          310,000.00         ZZ
                                         180        306,786.10          4
                                       6.000          2,615.96         62
                                       5.750          2,615.96
    OAKLAND          CA   94606          5            11/14/03         00
    0437231202                           05           01/01/04          0
    B10030141KN                          O            12/01/18
    0


    8905740          U05/G02             F          143,000.00         ZZ
                                         180        141,441.61          1
                                       5.875          1,197.08         75
                                       5.625          1,197.08
    GRAND BLANC      MI   48439          5            01/14/03         00
    0437051790                           05           01/01/04          0
    3443661                              O            12/01/18
    0


    8905780          N47/G02             F          110,000.00         ZZ
                                         180        108,759.10          1
                                       6.000            928.24         88
                                       5.750            928.24
    NASHVILLE        TN   37211          2            11/19/03         11
    0437070675                           05           01/01/04         12
    30510108                             O            12/01/18
    0


1


    8905786          G33/G02             F          105,000.00         TX
                                         180        103,922.85          1
                                       6.125            893.16         56
                                       5.875            893.16
    SALADO           TX   76571          5            11/20/03         00
    0437073521                           05           01/01/04          0
    816229                               O            12/01/18
    0


    8905810          X89/G02             F          117,000.00         ZZ
                                         180        115,774.16          1
                                       5.875            979.43         90
                                       5.625            979.43
    TULARE           CA   93274          5            11/19/03         04
    0437057987                           05           01/01/04         25
    2025291                              O            12/01/18
    0


    8906068          E82/G02             F          214,000.00         ZZ
                                         180        212,474.98          1
                                       6.000          1,805.85         47
                                       5.750          1,805.85
    BLAIRSTOWN       NJ   07825          5            11/21/03         00
    0400889077                           05           02/01/04          0
    0400889077                           O            01/01/19
    0


    8906070          E82/G02             F           58,100.00         ZZ
                                         180         57,497.66          1
                                       6.000            490.28         33
                                       5.750            490.28
    BONNER SPRINGS   KS   66012          2            11/24/03         00
    0400924080                           05           01/01/04          0
    0400924080                           N            12/01/18
    0


    8906072          E82/G02             F           97,900.00         ZZ
                                         180         97,195.97          1
                                       5.500            799.92         25
                                       5.250            799.92
    MIAMI            FL   33160          2            11/25/03         00
    0400912820                           05           02/01/04          0
    0400912820                           O            01/01/19
    0


    8906246          G34/G02             F           66,000.00         ZZ
                                         180         65,085.37          1
                                       6.000            556.95         75
                                       5.750            556.95
1


    EULESS           TX   76039          2            11/04/03         00
    0437065766                           07           12/01/03          0
    47011621                             N            11/01/18
    0


    8906286          E47/G02             F          105,400.00         ZZ
                                         180        103,892.86          1
                                       5.625            868.21         85
                                       5.375            868.21
    CHARLOTTE        NC   28212          2            10/23/03         10
    0437192552                           05           12/01/03          6
    7350511211                           O            11/01/18
    0


    8907391          X31/G02             F           84,538.00         ZZ
                                         180         84,228.27          1
                                       5.250            679.58         35
                                       5.000            679.58
    ONTARIO          CA   91762          2            01/12/04         00
    0437362239                           05           03/01/04          0
    80003033                             O            02/01/19
    0


    8907492          E22/G02             F          108,000.00         TX
                                         180        106,807.73          1
                                       5.250            868.19         80
                                       5.000            868.19
    HOUSTON          TX   77040          5            11/20/03         00
    0418147724                           03           01/01/04          0
    0418147724                           O            12/01/18
    0


    8907502          E22/G02             F          108,800.00         ZZ
                                         180        107,611.32          1
                                       5.375            881.79         79
                                       5.125            881.79
    MIAMI            FL   33184          5            11/21/03         00
    0418278800                           07           01/01/04          0
    0418278800                           O            12/01/18
    0


    8907660          E22/G02             F          135,200.00         ZZ
                                         180        133,758.53          1
                                       5.750          1,122.71         80
                                       5.500          1,122.71
    ELGIN            OK   73538          2            11/21/03         00
    0418791398                           05           01/01/04          0
    0418791398                           O            12/01/18
    0
1




    8907704          H81/G02             F          180,000.00         ZZ
                                         180        178,133.89          2
                                       6.000          1,518.94         80
                                       5.750          1,518.94
    ST FRANCIS       WI   53235          5            11/21/03         00
    0437064645                           05           01/01/04          0
    WH21773                              O            12/01/18
    0


    8907730          E22/G02             F          160,000.00         ZZ
                                         180        158,305.93          1
                                       5.750          1,328.66         64
                                       5.500          1,328.66
    ROYAL OAK        MI   48073          5            11/25/03         00
    0418844395                           05           01/01/04          0
    0418844395                           O            12/01/18
    0


    8907816          E22/G02             F          126,800.00         ZZ
                                         180        124,853.13          2
                                       5.750          1,052.96         38
                                       5.500          1,052.96
    NORTH PLAINFIEL  NJ   07060          2            11/19/03         00
    0418876132                           05           01/01/04          0
    0418876132                           O            12/01/18
    0


    8908590          E22/G02             F           83,700.00         ZZ
                                         180         82,785.56          1
                                       5.375            678.36         90
                                       5.125            678.36
    PALATINE         IL   60067          1            11/26/03         01
    0419023841                           01           01/01/04         25
    0419023841                           N            12/01/18
    0


    8908636          E22/G02             F           36,100.00         ZZ
                                         180         35,741.28          1
                                       6.500            314.47         95
                                       6.250            314.47
    SAGINAW          MI   48604          5            11/21/03         01
    0419034731                           05           01/01/04         25
    0419034731                           O            12/01/18
    0


    8908736          E22/G02             F           69,600.00         ZZ
                                         180         68,669.33          1
1


                                       5.875            582.63         80
                                       5.625            582.63
    BAKERSFIELD      CA   93308          1            11/20/03         00
    0419054788                           05           01/01/04          0
    0419054788                           N            12/01/18
    0


    8908884          P34/G02             F          154,200.00         ZZ
                                         180        152,567.33          1
                                       5.750          1,280.50         38
                                       5.500          1,280.50
    CRANSTON         RI   02921          5            11/14/03         00
    0437098866                           05           01/01/04          0
    16737                                O            12/01/18
    0


    8908910          E22/G02             F           95,000.00         ZZ
                                         180         93,962.11          1
                                       5.375            769.94         39
                                       5.125            769.94
    CENTEREACH       NY   11720          2            11/21/03         00
    0419091814                           05           01/01/04          0
    0419091814                           O            12/01/18
    0


    8909080          S11/G02             F          300,000.00         ZZ
                                         180        297,018.95          4
                                       6.500          2,613.32         65
                                       6.250          2,613.32
    LONG BEACH       CA   90806          5            11/06/03         00
    0437073463                           05           01/01/04          0
    10301670                             N            12/01/18
    0


    8909714          E22/G02             F          196,000.00         ZZ
                                         180        193,924.79          1
                                       5.750          1,627.60         80
                                       5.500          1,627.60
    OVIEDO           FL   32765          1            11/26/03         00
    0419155452                           03           01/01/04          0
    0419155452                           N            12/01/18
    0


    8909718          E22/G02             F          315,000.00         ZZ
                                         180        311,664.83          3
                                       5.750          2,615.79         68
                                       5.500          2,615.79
    NEWARK           NJ   07105          5            11/21/03         00
    0419156807                           05           01/01/04          0
1


    0419156807                           O            12/01/18
    0


    8909836          E22/G02             F           88,400.00         ZZ
                                         180         87,434.21          1
                                       5.375            716.45         85
                                       5.125            716.45
    HANCEVILLE       AL   35077          5            11/21/03         01
    0419175344                           05           01/01/04         12
    0419175344                           O            12/01/18
    0


    8910157          E23/G02             F          168,700.00         ZZ
                                         180        168,094.79          1
                                       5.500          1,378.42         49
                                       5.250          1,378.42
    MISSION HILLS    CA   91345          5            01/22/04         00
    0437400286                           05           03/01/04          0
    51039540                             O            02/01/19
    0


    8910277          E23/G02             F          119,900.00         ZZ
                                         180        119,483.30          1
                                       5.875          1,003.71         80
                                       5.625          1,003.71
    VICTORVILLE      CA   92392          1            01/21/04         00
    0437442163                           05           03/01/04          0
    51039701                             N            02/01/19
    0


    8910317          E23/G02             F          119,900.00         ZZ
                                         180        119,483.30          1
                                       5.875          1,003.71         80
                                       5.625          1,003.71
    VICTORVILLE      CA   92392          1            01/21/04         00
    0437442130                           05           03/01/04          0
    8730790                              N            02/01/19
    0


    8910341          E23/G02             F          103,900.00         ZZ
                                         180        103,538.91          1
                                       5.875            869.77         80
                                       5.625            869.77
    VICTORVILLE      CA   92392          1            01/21/04         00
    0437402761                           05           03/01/04          0
    51039722                             N            02/01/19
    0


1


    8910357          L68/G02             F          129,500.00         ZZ
                                         180        129,500.00          1
                                       5.750          1,075.38        100
                                       5.500          1,075.38
    ELGIN            SC   29045          1            02/02/04         01
    0437396401                           05           04/01/04         35
    5367096                              O            03/01/19
    0


    8912542          U05/G02             F          104,700.00         ZZ
                                         180        103,614.53          1
                                       6.000            883.52         80
                                       5.750            883.52
    JACKSONVILLE     FL   32218          1            11/21/03         00
    0437354814                           03           01/01/04          0
    3000421291                           N            12/01/18
    0


    8912576          U05/G02             F           48,000.00         ZZ
                                         180         47,491.77          2
                                       5.750            398.60         62
                                       5.500            398.60
    TIFFIN           OH   44883          5            11/19/03         00
    0437068901                           05           01/01/04          0
    3443578                              N            12/01/18
    0


    8913686          X52/G02             F          100,000.00         ZZ
                                         180         98,952.27          1
                                       5.875            837.12         36
                                       5.625            837.12
    KEY LARGO        FL   33037          5            11/21/03         00
    0437066863                           05           01/01/04          0
    13679152                             O            12/01/18
    0


    8913838          E22/G02             F          128,000.00         ZZ
                                         180        126,630.46          1
                                       5.625          1,054.38         80
                                       5.375          1,054.38
    PALMDALE         CA   93550          5            11/24/03         00
    0419094248                           05           01/01/04          0
    0419094248                           O            12/01/18
    0


    8913840          E22/G02             F          138,000.00         ZZ
                                         180        136,362.11          1
                                       5.500          1,127.58         56
                                       5.250          1,127.58
1


    SAN PABLO        CA   94806          2            11/11/03         00
    0419097704                           09           01/01/04          0
    0419097704                           O            12/01/18
    0


    8913850          E22/G02             F           80,000.00         ZZ
                                         180         79,161.85          1
                                       5.875            669.69         80
                                       5.625            669.69
    MEMPHIS          TN   38120          5            12/01/03         00
    0419101928                           05           01/01/04          0
    0419101928                           N            12/01/18
    0


    8913852          E22/G02             F           69,200.00         ZZ
                                         180         68,459.61          1
                                       5.625            570.02         80
                                       5.375            570.02
    RAINBOW CITY     AL   35906          5            11/24/03         00
    0419103619                           05           01/01/04          0
    0419103619                           O            12/01/18
    0


    8914074          E22/G02             F          168,500.00         ZZ
                                         180        166,659.10          1
                                       5.375          1,365.63         74
                                       5.125          1,365.63
    VANCOUVER        WA   98686          2            11/22/03         00
    0418714093                           05           01/01/04          0
    0418714093                           O            12/01/18
    0


    8914084          E22/G02             F          260,000.00         ZZ
                                         180        257,035.21          1
                                       5.375          2,107.21         80
                                       5.125          2,107.21
    HERNDON          VA   20171          5            11/24/03         00
    0418735650                           09           01/01/04          0
    0418735650                           O            12/01/18
    0


    8914118          E82/G02             F           62,700.00         ZZ
                                         180         62,258.48          1
                                       5.750            520.67         44
                                       5.500            520.67
    TOWN OF KEARNY   NJ   07032          2            11/24/03         00
    0400925384                           05           02/01/04          0
    0400925384                           O            01/01/19
    0
1




    8914122          E82/G02             F          195,500.00         ZZ
                                         180        194,108.76          1
                                       5.625          1,610.40         50
                                       5.375          1,610.40
    ANAHEIM          CA   92806          2            11/24/03         00
    0400900114                           05           02/01/04          0
    0400900114                           O            01/01/19
    0


    8914132          E22/G02             F           85,000.00         TX
                                         180         84,080.99          1
                                       5.500            694.52         76
                                       5.250            694.52
    WYLIE            TX   75098          5            11/25/03         00
    0418826178                           05           01/01/04          0
    0418826178                           O            12/01/18
    0


    8914230          E22/G02             F          148,000.00         ZZ
                                         180        146,399.85          1
                                       5.500          1,209.28         70
                                       5.250          1,209.28
    MIAMI            FL   33174          2            11/25/03         00
    0418959243                           03           01/01/04          0
    0418959243                           O            12/01/18
    0


    8914262          E22/G02             F           93,000.00         ZZ
                                         180         92,015.34          1
                                       5.750            772.28         41
                                       5.500            772.28
    BETHESDA         MD   20816          5            11/24/03         00
    0419006051                           01           01/01/04          0
    0419006051                           O            12/01/18
    0


    8914312          E22/G02             F           54,680.00         ZZ
                                         120         53,453.24          1
                                       5.625            596.81         80
                                       5.375            596.81
    COLORADO SPRING  CO   80910          5            11/25/03         00
    0419042114                           05           01/01/04          0
    0419042114                           O            12/01/13
    0


    8914488          H49/G02             F          139,000.00         ZZ
                                         180        137,512.77          1
1


                                       5.625          1,144.99         85
                                       5.375          1,144.99
    CHICAGO          IL   60623          5            11/06/03         11
    0437075252                           05           01/01/04          6
    53440963                             O            12/01/18
    0


    8917664          W40/G02             F          104,500.00         ZZ
                                         180        103,381.90          1
                                       5.625            860.80         95
                                       5.375            860.80
    CHARLOTTE        MI   48813          5            11/18/03         01
    0437058670                           05           01/01/04         25
    1020031360                           O            12/01/18
    0


    8919032          E82/G02             F          156,000.00         ZZ
                                         180        154,924.48          1
                                       6.000          1,316.42         40
                                       5.750          1,316.42
    MIAMI BEACH      FL   33141          2            11/26/03         00
    0400928248                           06           02/01/04          0
    0400928248                           O            01/01/19
    0


    8919062          E22/G02             F          142,600.00         ZZ
                                         180        141,586.14          1
                                       5.875          1,193.73         77
                                       5.625          1,193.73
    SPRINGFIELD      MO   65803          5            11/26/03         00
    0417057056                           05           02/01/04          0
    0417057056                           O            01/01/19
    0


    8919230          E22/G02             F          225,000.00         TX
                                         180        222,567.31          1
                                       5.500          1,838.44         70
                                       5.250          1,838.44
    DALLAS           TX   75240          5            11/26/03         00
    0418910832                           05           01/01/04          0
    0418910832                           O            12/01/18
    0


    8919336          E22/G02             F          150,000.00         ZZ
                                         180        148,444.88          1
                                       6.000          1,265.79         66
                                       5.750          1,265.79
    SOUTH BOUND BRO  NJ   08880          2            12/02/03         00
    0419001425                           05           01/01/04          0
1


    0419001425                           N            12/01/18
    0


    8919474          E22/G02             F           42,000.00         ZZ
                                         180         41,545.89          1
                                       5.500            343.18         50
                                       5.250            343.18
    HOUSTON          TX   77076          5            11/25/03         00
    0419155692                           05           01/01/04          0
    0419155692                           O            12/01/18
    0


    8919504          E22/G02             F          120,000.00         ZZ
                                         180        108,712.39          1
                                       5.625            988.48         20
                                       5.375            988.48
    LEMONT           IL   60439          5            11/26/03         00
    0419184668                           05           01/01/04          0
    0419184668                           O            12/01/18
    0


    8920338          P34/G02             F          100,000.00         ZZ
                                         180         97,537.83          1
                                       5.750            830.42         75
                                       5.500            830.42
    WARWICK          RI   02886          5            11/14/03         00
    0437117575                           05           01/01/04          0
    16749                                N            12/01/18
    0


    8922386          E84/G02             F           45,000.00         ZZ
                                         180         44,552.84          1
                                       6.500            392.00         75
                                       6.250            392.00
    HUNTSVILLE       AL   35801          5            11/19/03         00
    0437237886                           05           01/01/04          0
    93005546                             N            12/01/18
    0


    8922892          E84/G02             F          293,000.00         ZZ
                                         180        289,798.92          1
                                       5.375          2,374.66         53
                                       5.125          2,374.66
    SLEEPY HOLLOW    IL   60118          2            11/03/03         00
    0437217623                           05           01/01/04          0
    1101093251                           O            12/01/18
    0


1


    8924018          U85/G02             F           87,200.00         ZZ
                                         180         86,572.90          1
                                       5.500            712.50         80
                                       5.250            712.50
    CEDAR RAPIDS     IA   52402          2            12/01/03         00
    0437077043                           05           02/01/04          0
    TQSFIRST1ST                          O            01/01/19
    0


    8924022          642/G02             F           90,000.00         ZZ
                                         180         89,057.03          1
                                       5.875            753.41         35
                                       5.625            753.41
    SPRING VALLEY    CA   91977          5            11/25/03         00
    0437193436                           05           01/01/04          0
    11165603                             N            12/01/18
    0


    8924062          H58/G02             F          285,000.00         ZZ
                                         180        281,918.60          1
                                       5.500          2,328.69         50
                                       5.250          2,328.69
    WOODLAND         CA   95695          1            11/18/03         00
    0437102353                           05           01/01/04          0
    0000194380                           O            12/01/18
    0


    8924296          K15/G02             F          104,500.00         ZZ
                                         180        103,316.61          1
                                       6.000            881.83         90
                                       5.750            881.83
    SAINT ROSE       LA   70087          5            10/31/03         41
    0437107329                           05           01/01/04         12
    000405522982                         O            12/01/18
    0


    8924326          E22/G02             F           52,200.00         ZZ
                                         180         51,851.42          1
                                       6.375            451.14         90
                                       6.125            451.14
    WHARTON          TX   77488          2            12/03/03         01
    0418968517                           05           02/01/04         20
    0418968517                           N            01/01/19
    0


    8924354          E22/G02             F           35,000.00         ZZ
                                         180         34,771.23          1
                                       6.625            307.30         70
                                       6.375            307.30
1


    GUTHRIE          OK   73044          5            12/03/03         00
    0419007349                           05           02/01/04          0
    0419007349                           N            01/01/19
    0


    8924428          E22/G02             F           62,600.00         ZZ
                                         180         61,937.19          1
                                       5.750            519.84         86
                                       5.500            519.84
    COLUMBIA         SC   29203          2            12/03/03         04
    0419072111                           05           01/01/04          6
    0419072111                           N            12/01/18
    0


    8924536          E22/G02             F           96,500.00         ZZ
                                         180         95,276.82          1
                                       5.750            801.35         77
                                       5.500            801.35
    BELMONT          NC   28012          2            12/03/03         00
    0419167945                           05           01/01/04          0
    0419167945                           N            12/01/18
    0


    8925514          W40/G02             F          112,000.00         ZZ
                                         180        110,776.38          1
                                       5.375            907.72         80
                                       5.125            907.72
    HOLLAND          MI   49424          5            11/21/03         00
    0437072895                           05           01/01/04          0
    1020030937                           O            12/01/18
    0


    8926936          E57/G02             F          125,000.00         ZZ
                                         180        123,690.35          1
                                       5.875          1,046.40         35
                                       5.625          1,046.40
    WHITTIER         CA   92603          1            11/12/03         00
    0437092935                           05           01/01/04          0
    06019449                             N            12/01/18
    0


    8928610          E22/G02             F          270,000.00         ZZ
                                         180        268,037.85          2
                                       5.375          2,188.26         39
                                       5.125          2,188.26
    SAN FRANCISCO    CA   94121          5            11/24/03         00
    0419038583                           05           02/01/04          0
    0419038583                           O            01/01/19
    0
1




    8929104          W30/G02             F          112,000.00         ZZ
                                         180        110,814.16          1
                                       5.750            930.06         80
                                       5.500            930.06
    PLAINFIELD       CT   06374          2            11/21/03         00
    0437223845                           05           01/01/04          0
    124212701                            O            12/01/18
    0


    8929610          F44/G02             F           88,000.00         ZZ
                                         180         86,519.14          1
                                       6.375            760.54         70
                                       6.125            760.54
    FALLS CHURCH     VA   22044          5            09/18/03         00
    0437160369                           08           11/01/03          0
    53002447                             N            10/01/18
    0


    8929620          E82/G02             F           86,950.00         ZZ
                                         180         86,344.16          1
                                       5.875            727.87         52
                                       5.625            727.87
    EL PASO          TX   79936          2            11/26/03         00
    0400916094                           05           02/01/04          0
    0400916094                           O            01/01/19
    0


    8932240          N67/G02             F           55,000.00         ZZ
                                         180         54,441.73          1
                                       6.250            471.58         25
                                       6.000            471.58
    MIAMI            FL   33196          5            11/17/03         00
    0437139587                           05           01/01/04          0
    3254008700                           O            12/01/18
    0


    8932272          N67/G02             F           96,000.00         ZZ
                                         180         93,617.24          1
                                       4.750            746.72         55
                                       4.500            746.72
    MERIDEN          CT   06450          2            10/21/03         00
    0437139686                           05           12/01/03          0
    1785004851                           O            11/01/18
    0


    8932288          N67/G02             F          112,500.00         ZZ
                                         180        110,753.02          1
1


                                       4.625            867.82         46
                                       4.375            867.82
    CUMBERLAND       RI   02864          2            10/23/03         00
    0437139728                           05           12/01/03          0
    1785004857                           O            11/01/18
    0


    8933904          N67/G02             F           65,000.00         ZZ
                                         180         64,080.17          1
                                       5.750            539.77         33
                                       5.500            539.77
    PHILADELPHIA     PA   19145          2            10/31/03         00
    0437142664                           05           12/01/03          0
    3264002868                           O            11/01/18
    0


    8934074          N67/G02             F          110,000.00         ZZ
                                         180        108,360.50          1
                                       5.125            877.05         38
                                       4.875            877.05
    HARWINTON        CT   06791          5            10/29/03         00
    0437143308                           05           12/01/03          0
    3274013612                           O            11/01/18
    0


    8934400          N67/G02             F          172,800.00         ZZ
                                         180        167,742.77          1
                                       5.750          1,434.95         80
                                       5.500          1,434.95
    COOPERSVILLE     MI   49404          5            10/29/03         00
    0437144405                           05           12/01/03          0
    3265005040                           O            11/01/18
    0


    8935046          E22/G02             F           97,200.00         ZZ
                                         180         96,500.98          1
                                       5.500            794.21         80
                                       5.250            794.21
    RICHMOND         VA   23233          1            12/05/03         00
    0419258363                           09           02/01/04          0
    0419258363                           O            01/01/19
    0


    8935262          E22/G02             F           96,000.00         ZZ
                                         180         95,046.07          1
                                       6.500            836.26         80
                                       6.250            836.26
    SELLERSBURG      IN   47172          5            12/05/03         00
    0418758637                           05           01/01/04          0
1


    0418758637                           N            12/01/18
    0


    8935438          E22/G02             F          159,500.00         ZZ
                                         180        157,727.45          1
                                       5.625          1,313.85         89
                                       5.375          1,313.85
    YORK             PA   17402          2            12/01/03         01
    0418909503                           05           01/01/04         25
    0418909503                           O            12/01/18
    0


    8935670          E22/G02             F           96,000.00         TX
                                         180         94,962.06          1
                                       5.500            784.40         80
                                       5.250            784.40
    ROUND ROCK       TX   78681          5            12/01/03         00
    0419047287                           05           01/01/04          0
    0419047287                           O            12/01/18
    0


    8935772          E22/G02             F          122,000.00         ZZ
                                         180        120,064.42          1
                                       5.375            988.77         74
                                       5.125            988.77
    HOUSTON          TX   77077          5            11/26/03         00
    0419067046                           03           01/01/04          0
    0419067046                           O            12/01/18
    0


    8936156          E82/G02             F          247,550.00         ZZ
                                         180        245,825.13          2
                                       5.875          2,072.29         79
                                       5.625          2,072.29
    BRONX            NY   10462          2            12/04/03         00
    0400915906                           05           02/01/04          0
    0400915906                           O            01/01/19
    0


    8936176          E82/G02             F           61,900.00         ZZ
                                         180         61,468.69          1
                                       5.875            518.18         23
                                       5.625            518.18
    RICHMOND         RI   02875          2            12/04/03         00
    0400912341                           05           02/01/04          0
    0400912341                           O            01/01/19
    0


1


    8938818          U05/G02             F          100,800.00         TX
                                         180         99,355.70          1
                                       6.000            850.61         80
                                       5.750            850.61
    HOUSTON          TX   77095          5            11/24/03         00
    0437112469                           03           01/01/04          0
    3000428356                           O            12/01/18
    0


    8942178          E22/G02             F           17,290.00         ZZ
                                         180         17,164.34          1
                                       5.375            140.13         95
                                       5.125            140.13
    TARRANT          AL   35217          1            12/08/03         10
    0419192067                           05           02/01/04         30
    0419192067                           O            01/01/19
    0


    8942212          E22/G02             F           93,000.00         ZZ
                                         120         91,134.14          3
                                       5.750          1,020.85         38
                                       5.500          1,020.85
    NEWMAN           CA   95360          2            11/03/03         00
    0417515111                           05           01/01/04          0
    0417515111                           O            12/01/13
    0


    8942280          E22/G02             F           65,200.00         TX
                                         180         64,740.88          1
                                       5.750            541.43         80
                                       5.500            541.43
    MESQUITE         TX   75180          5            12/03/03         00
    0418852521                           05           02/01/04          0
    0418852521                           O            01/01/19
    0


    8942308          E22/G02             F           58,000.00         ZZ
                                         180         57,366.33          1
                                       5.375            470.07         52
                                       5.125            470.07
    TALBOT           TN   37877          2            12/08/03         00
    0418911921                           05           01/01/04          0
    0418911921                           N            12/01/18
    0


    8942326          E22/G02             F          280,000.00         ZZ
                                         180        277,965.19          1
                                       5.375          2,269.30         80
                                       5.125          2,269.30
1


    UNION            NJ   07083          2            12/08/03         00
    0418939526                           05           02/01/04          0
    0418939526                           N            01/01/19
    0


    8942412          E22/G02             F           18,750.00         ZZ
                                         180         18,624.79          1
                                       6.375            162.05         75
                                       6.125            162.05
    LAWTON           OK   73507          1            12/08/03         00
    0419008560                           05           02/01/04          0
    0419008560                           N            01/01/19
    0


    8942484          E22/G02             F          162,000.00         ZZ
                                         180        160,822.72          1
                                       5.375          1,312.95         71
                                       5.125          1,312.95
    MASTIC           NY   11950          5            12/03/03         00
    0419093661                           05           02/01/04          0
    0419093661                           O            01/01/19
    0


    8942512          E22/G02             F           95,800.00         ZZ
                                         180         94,796.28          1
                                       5.875            801.96         80
                                       5.625            801.96
    HOUSTON          TX   77072          2            11/26/03         00
    0419111208                           03           01/01/04          0
    0419111208                           O            12/01/18
    0


    8942538          E22/G02             F          150,000.00         ZZ
                                         180        148,093.89          1
                                       5.250          1,205.82         77
                                       5.000          1,205.82
    TROY             TX   76579          2            12/03/03         00
    0419121207                           05           02/01/04          0
    0419121207                           O            01/01/19
    0


    8942546          K15/G02             F           87,000.00         ZZ
                                         180         86,107.52          1
                                       6.125            740.04         73
                                       5.875            740.04
    CANTERBURY       NH   03224          5            11/11/03         00
    0437091622                           05           01/01/04          0
    033105523433                         O            12/01/18
    0
1




    8942628          E22/G02             F           52,000.00         ZZ
                                         180         51,660.11          1
                                       6.625            456.56         80
                                       6.375            456.56
    COLORADO SPRING  CO   80903          5            12/08/03         00
    0419240601                           05           02/01/04          0
    0419240601                           N            01/01/19
    0


    8942648          E22/G02             F          174,500.00         ZZ
                                         180        173,258.22          1
                                       5.625          1,437.41         79
                                       5.375          1,437.41
    NORMAN           OK   73072          2            12/02/03         00
    0419270137                           05           02/01/04          0
    0419270137                           O            01/01/19
    0


    8942662          E22/G02             F          130,000.00         TX
                                         180        129,103.74          1
                                       6.000          1,097.01         73
                                       5.750          1,097.01
    KEMAH            TX   77565          5            12/03/03         00
    0419148564                           03           02/01/04          0
    0419148564                           O            01/01/19
    0


    8942692          E22/G02             F           63,200.00         ZZ
                                         180         62,786.92          1
                                       6.625            554.89         80
                                       6.375            554.89
    WEST PALM BEACH  FL   33409          1            12/08/03         00
    0419167010                           08           02/01/04          0
    0419167010                           N            01/01/19
    0


    8944116          E84/G02             F           34,500.00         ZZ
                                         180         34,157.19          1
                                       6.500            300.53         75
                                       6.250            300.53
    HUNTSVILLE       AL   35811          5            11/19/03         00
    0437200033                           05           01/01/04          0
    93005547                             N            12/01/18
    0


    8944172          N74/G02             F           50,000.00         ZZ
                                         180         49,448.02          1
1


                                       5.250            401.94         55
                                       5.000            401.94
    MONTICELLO       AR   71655          5            11/25/03         00
    0437111032                           05           01/01/04          0
    0033771010                           O            12/01/18
    0


    8944950          758/G02             F          111,000.00         TX
                                         180        109,849.22          1
                                       6.000            936.68         75
                                       5.750            936.68
    MAGNOLIA         TX   77355          5            12/11/03         00
    0437210222                           03           01/01/04          0
    331405                               O            12/01/18
    0


    8945732          E82/G02             F          101,000.00         ZZ
                                         180        100,273.68          1
                                       5.500            825.25         94
                                       5.250            825.25
    UNION GAP        WA   98903          2            12/04/03         04
    0400922696                           05           02/01/04         25
    0400922696                           O            01/01/19
    0


    8945740          E82/G02             F          189,000.00         T
                                         180        187,583.11          1
                                       5.875          1,582.15         54
                                       5.625          1,582.15
    GULF SHORES      AL   36542          2            12/05/03         00
    0400922506                           03           02/01/04          0
    0400922506                           O            01/01/19
    0


    8945830          E82/G02             F           84,200.00         ZZ
                                         180         83,594.49          1
                                       5.500            687.98         53
                                       5.250            687.98
    WEST CHESTER     PA   19382          2            12/03/03         00
    0400926127                           05           02/01/04          0
    0400926127                           O            01/01/19
    0


    8946768          F44/G02             F          106,900.00         ZZ
                                         180        105,823.63          1
                                       6.875            953.39         36
                                       6.625            953.39
    MIAMI BEACH      FL   33139          5            11/26/03         00
    0437209299                           06           01/01/04          0
1


    53007899                             O            12/01/18
    0


    8947152          E22/G02             F           72,000.00         TX
                                         180         71,492.99          1
                                       5.750            597.90         80
                                       5.500            597.90
    OZONA            TX   76943          5            12/04/03         00
    0419044698                           05           02/01/04          0
    0419044698                           O            01/01/19
    0


    8947190          E22/G02             F          215,000.00         ZZ
                                         180        213,453.84          2
                                       5.500          1,756.73         55
                                       5.250          1,756.73
    LOS ANGELES      CA   90026          2            12/01/03         00
    0419135272                           05           02/01/04          0
    0419135272                           O            01/01/19
    0


    8947208          E22/G02             F           66,700.00         ZZ
                                         180         66,254.60          1
                                       6.375            576.45         75
                                       6.125            576.45
    ADDISON          MI   49220          5            12/09/03         00
    0419159751                           05           02/01/04          0
    0419159751                           N            01/01/19
    0


    8947370          E22/G02             F           73,440.00         ZZ
                                         180         72,959.98          2
                                       6.625            644.80         90
                                       6.375            644.80
    TAMPA            FL   33617          1            12/09/03         04
    0419180310                           05           02/01/04         25
    0419180310                           N            01/01/19
    0


    8947376          E22/G02             F           71,250.00         ZZ
                                         180         70,471.56          1
                                       5.375            577.46         95
                                       5.125            577.46
    LORAIN           OH   44052          5            12/04/03         01
    0419184817                           05           01/01/04         25
    0419184817                           O            12/01/18
    0


1


    8947382          E22/G02             F          183,000.00         ZZ
                                         180        181,656.12          1
                                       5.250          1,471.10         39
                                       5.000          1,471.10
    SAN FRANCISCO    CA   94124          2            12/01/03         00
    0419196639                           05           02/01/04          0
    0419196639                           O            01/01/19
    0


    8947442          E22/G02             F          152,000.00         ZZ
                                         180        150,860.73          1
                                       5.375          1,231.91         74
                                       5.125          1,231.91
    SALT LAKE CITY   UT   84106          2            12/03/03         00
    0419230974                           05           02/01/04          0
    0419230974                           O            01/01/19
    0


    8947446          E22/G02             F           73,440.00         ZZ
                                         180         72,959.98          2
                                       6.625            644.80         90
                                       6.375            644.80
    TAMPA            FL   33617          1            12/09/03         04
    0419233606                           05           02/01/04         25
    0419233606                           N            01/01/19
    0


    8947576          883/G02             F           40,000.00         ZZ
                                         180         39,712.35          1
                                       5.500            326.83         62
                                       5.250            326.83
    LEESBURG         GA   31763          5            12/02/03         00
    0437090491                           05           02/01/04          0
    05023869                             N            01/01/19
    0


    8947712          477/G02             F          128,000.00         ZZ
                                         180        126,658.93          1
                                       5.875          1,071.51         80
                                       5.625          1,071.51
    HANFORD          CA   93230          5            11/03/03         00
    0437129166                           05           01/01/04          0
    264380                               O            12/01/18
    0


    8947746          883/G02             F          115,250.00         ZZ
                                         180        113,597.44          1
                                       6.000            972.54         69
                                       5.750            972.54
1


    PETERSBURG       VA   23805          2            11/07/03         00
    0437277833                           05           12/01/03          0
    96000090                             O            11/01/18
    0


    8949288          Y72/G02             F           53,000.00         ZZ
                                         180         52,458.54          1
                                       6.750            469.00         90
                                       6.500            469.00
    CLEARFIELD       PA   16830          5            11/22/03         14
    0437208838                           05           01/01/04         12
    10012949                             O            12/01/18
    0


    8951332          E84/G02             F          135,500.00         ZZ
                                         180        134,065.33          1
                                       5.750          1,125.21         80
                                       5.500          1,125.21
    PORTLAND         OR   97211          5            11/21/03         00
    0437217573                           05           01/01/04          0
    1101117014                           O            12/01/18
    0


    8951996          N16/G02             F           62,500.00         ZZ
                                         120         61,319.11          1
                                       5.500            678.29         70
                                       5.250            678.29
    SPRING HILL      FL   34608          5            11/26/03         00
    0437115397                           05           01/05/04          0
    006342909                            O            12/05/13
    0


    8952454          G52/G02             F           59,050.00         ZZ
                                         180         58,424.78          1
                                       5.750            490.36         54
                                       5.500            490.36
    AUSTIN           TX   78745          2            11/21/03         00
    0437124605                           05           01/01/04          0
    7405014665                           N            12/01/18
    0


    8953436          196/G02             F           37,500.00         ZZ
                                         180         37,123.37          1
                                       6.375            324.10         75
                                       6.125            324.10
    ATMORE           AL   36502          5            11/05/03         00
    0437199557                           05           01/01/04          0
    1719160                              N            12/01/18
    0
1




    8953580          E47/G02             F          220,000.00         ZZ
                                         180        217,596.46          1
                                       5.375          1,783.02         80
                                       5.125          1,783.02
    CORONA           CA   92883          5            11/20/03         00
    0437134281                           03           01/01/04          0
    7331015938                           O            12/01/18
    0


    8953802          N67/G02             F          119,000.00         ZZ
                                         180        117,713.17          2
                                       5.500            972.33         67
                                       5.250            972.33
    FITCHBURG        MA   01420          2            11/06/03         00
    0437145220                           05           01/01/04          0
    1785004974                           O            12/01/18
    0


    8953856          N74/G02             F           36,100.00         ZZ
                                         180         35,480.12          1
                                       5.750            299.78         73
                                       5.500            299.78
    PINE BLUFF       AR   71601          5            11/24/03         00
    0437110851                           05           01/01/04          0
    0033778010                           O            12/01/18
    0


    8955258          G52/G02             F           60,500.00         ZZ
                                         180         59,859.43          1
                                       5.750            502.40         55
                                       5.500            502.40
    AUSTIN           TX   78745          2            11/21/03         00
    0437124340                           05           01/01/04          0
    7405014662                           N            12/01/18
    0


    8955270          T29/G02             F          103,500.00         ZZ
                                         180        102,380.96          1
                                       5.500            845.68         75
                                       5.250            845.68
    MESA             AZ   85201          2            11/26/03         00
    0437116189                           05           01/01/04          0
    1594758                              O            12/01/18
    0


    8955272          T29/G02             F           75,500.00         ZZ
                                         180         74,968.35          1
1


                                       5.750            626.96         78
                                       5.500            626.96
    EAGAR            AZ   85925          2            12/03/03         00
    0437108806                           05           02/01/04          0
    1594891                              O            01/01/19
    0


    8955288          N74/G02             F          112,500.00         ZZ
                                         180        111,345.94          1
                                       6.125            956.95         75
                                       5.875            956.95
    WINSTON SALEM    NC   27127          5            11/24/03         00
    0437098981                           05           01/01/04          0
    0033795011                           O            12/01/18
    0


    8955578          E22/G02             F          125,000.00         ZZ
                                         180        124,091.61          1
                                       5.375          1,013.08         70
                                       5.125          1,013.08
    LACEY TWP.       NJ   08731          2            12/05/03         00
    0418870333                           05           02/01/04          0
    0418870333                           O            01/01/19
    0


    8955592          E22/G02             F           74,160.00         ZZ
                                         180         73,626.68          1
                                       5.500            605.95         80
                                       5.250            605.95
    HIALEAH          FL   33014          1            12/10/03         00
    0418915732                           01           02/01/04          0
    0418915732                           N            01/01/19
    0


    8955630          E22/G02             F          231,000.00         ZZ
                                         180        228,528.43          1
                                       5.625          1,902.82         49
                                       5.375          1,902.82
    IRVINE           CA   92612          2            10/31/03         00
    0418991162                           03           01/01/04          0
    0418991162                           O            12/01/18
    0


    8955646          E22/G02             F           96,000.00         TX
                                         180         95,265.77          1
                                       6.500            836.26         79
                                       6.250            836.26
    ARLINGTON        TX   76017          5            12/05/03         00
    0419004478                           05           02/01/04          0
1


    0419004478                           O            01/01/19
    0


    8955658          E22/G02             F           70,000.00         ZZ
                                         180         69,506.66          1
                                       5.875            585.98         45
                                       5.625            585.98
    FRESNO           CA   93726          5            12/01/03         00
    0419024203                           05           02/01/04          0
    0419024203                           O            01/01/19
    0


    8955680          E22/G02             F          117,500.00         ZZ
                                         180        116,141.81          1
                                       5.500            960.07         78
                                       5.250            960.07
    RICE LAKE        WI   54868          2            12/05/03         00
    0419051545                           05           02/01/04          0
    0419051545                           O            01/01/19
    0


    8955700          E22/G02             F           50,000.00         ZZ
                                         180         49,640.43          1
                                       5.500            408.54         77
                                       5.250            408.54
    POND CREEK       OK   73766          5            12/05/03         00
    0419067038                           05           02/01/04          0
    0419067038                           O            01/01/19
    0


    8955718          E22/G02             F           65,000.00         ZZ
                                         120         64,225.95          1
                                       6.500            738.06         75
                                       6.250            738.06
    GREENVILLE       SC   29605          5            12/04/03         00
    0419098587                           05           02/01/04          0
    0419098587                           O            01/01/14
    0


    8955858          E22/G02             F           88,800.00         ZZ
                                         180         88,174.71          1
                                       5.750            737.40         80
                                       5.500            737.40
    OKLAHOMA CITY    OK   73135          2            12/10/03         00
    0419201389                           05           02/01/04          0
    0419201389                           N            01/01/19
    0


1


    8955888          E22/G02             F           58,500.00         ZZ
                                         180         58,096.67          1
                                       6.000            493.66         90
                                       5.750            493.66
    SOUTHAVEN        MS   38671          5            12/05/03         10
    0419208822                           05           02/01/04         12
    0419208822                           O            01/01/19
    0


    8955902          E22/G02             F          108,000.00         ZZ
                                         180        107,164.92          1
                                       5.375            875.30         80
                                       5.125            875.30
    COLORADO SPRING  CO   80916          5            12/05/03         00
    0419221205                           05           02/01/04          0
    0419221205                           O            01/01/19
    0


    8955926          H81/G02             F           52,000.00         ZZ
                                         180         51,652.76          2
                                       6.375            449.41         80
                                       6.125            449.41
    MILWAUKEE        WI   53208          5            12/09/03         00
    0437103732                           05           02/01/04          0
    WH21865                              N            01/01/19
    0


    8955968          E22/G02             F           62,000.00         ZZ
                                         180         61,362.94          1
                                       5.750            514.85         69
                                       5.500            514.85
    DEPORT           TX   75435          5            12/05/03         00
    0419273487                           05           02/01/04          0
    0419273487                           O            01/01/19
    0


    8955994          E22/G02             F          103,600.00         ZZ
                                         180        102,885.74          1
                                       6.000            874.24         67
                                       5.750            874.24
    VANCOUVER        WA   98662          2            12/04/03         00
    0419297064                           05           02/01/04          0
    0419297064                           N            01/01/19
    0


    8957860          G52/G02             F           61,250.00         ZZ
                                         180         60,601.48          1
                                       5.750            508.63         60
                                       5.500            508.63
1


    AUSTIN           TX   78754          2            11/21/03         00
    0437125388                           05           01/01/04          0
    7405014658                           N            12/01/18
    0


    8958332          G33/G02             F           78,150.00         TX
                                         180         76,971.80          1
                                       5.375            633.38         70
                                       5.125            633.38
    TYLER            TX   75707          5            10/14/03         00
    0437274129                           03           12/01/03          0
    815644                               O            11/01/18
    0


    8958344          F62/F62             F           97,000.00         ZZ
                                         180         96,280.21          1
                                       5.125            773.40         59
                                       4.875            773.40
    MIAMI            FL   33174          5            12/04/03         00
    38436                                29           02/01/04          0
    38436                                O            01/01/19
    0


    8958566          E84/G02             F           70,000.00         ZZ
                                         180         69,258.84          1
                                       5.750            581.29         67
                                       5.500            581.29
    HUBERT           NC   28539          2            11/18/03         00
    0437498231                           05           01/01/04          0
    47115998                             N            12/01/18
    0


    8959626          F89/G02             F           62,400.00         ZZ
                                         180         61,936.95          2
                                       5.125            497.53         80
                                       4.875            497.53
    PORTERVILLE      CA   93257          1            12/02/03         00
    0437129489                           05           02/01/04          0
    14337224                             N            01/01/19
    0


    8959956          S27/G02             F          195,900.00         ZZ
                                         180        194,491.18          1
                                       5.500          1,600.67         80
                                       5.250          1,600.67
    KNOXVILLE        TN   37922          1            12/05/03         00
    0437311152                           05           02/01/04          0
    1900007732                           O            01/01/19
    0
1




    8960430          E82/G02             F          119,000.00         ZZ
                                         180        118,144.22          1
                                       5.500            972.33         74
                                       5.250            972.33
    FRESNO           CA   93705          2            12/03/03         00
    0400921474                           05           02/01/04          0
    0400921474                           O            01/01/19
    0


    8960448          E82/G02             F          120,000.00         ZZ
                                         180        119,165.27          2
                                       6.000          1,012.63         30
                                       5.750          1,012.63
    SAN DIEGO        CA   92105          2            12/05/03         00
    0400925970                           05           02/01/04          0
    0400925970                           N            01/01/19
    0


    8960458          E82/G02             F          169,500.00         ZZ
                                         180        168,293.78          1
                                       5.625          1,396.23         71
                                       5.375          1,396.23
    MINDEN           NV   89423          2            12/08/03         00
    0400926119                           05           02/01/04          0
    0400926119                           O            01/01/19
    0


    8960688          B98/G02             F          115,000.00         ZZ
                                         180        113,637.80          1
                                       5.875            962.69         61
                                       5.625            962.69
    GLENDALE         CA   91205          2            11/20/03         00
    0437126089                           05           01/01/04          0
    B10030022VP                          N            12/01/18
    0


    8961052          E22/G02             F           99,000.00         ZZ
                                         180         97,901.91          1
                                       5.750            822.11         23
                                       5.500            822.11
    ARLINGTON        WA   98223          2            12/02/03         00
    0418929113                           05           02/01/04          0
    0418929113                           O            01/01/19
    0


    8961056          E22/G02             F           95,000.00         T
                                         180         94,345.05          1
1


                                       6.000            801.66         48
                                       5.750            801.66
    LAHAINA          HI   96761          2            11/24/03         00
    0418943817                           20           02/01/04          0
    0418943817                           O            01/01/19
    0


    8961072          E22/G02             F           85,000.00         ZZ
                                         180         84,263.30          1
                                       6.375            734.61         44
                                       6.125            734.61
    CHICO            CA   95928          5            12/05/03         00
    0419023015                           05           02/01/04          0
    0419023015                           N            01/01/19
    0


    8961108          E22/G02             F          123,250.00         ZZ
                                         180        122,400.28          1
                                       6.000          1,040.05         85
                                       5.750          1,040.05
    KING GEORGE      VA   22485          5            12/05/03         10
    0418683710                           05           02/01/04          6
    0418683710                           O            01/01/19
    0


    8961126          E22/G02             F          100,000.00         ZZ
                                         120         98,751.64          1
                                       5.625          1,091.47         77
                                       5.375          1,091.47
    RAYNE            LA   70578          5            12/12/03         00
    0418784617                           05           02/01/04          0
    0418784617                           O            01/01/14
    0


    8961190          E22/G02             F           86,250.00         ZZ
                                         180         85,680.18          1
                                       6.500            751.33         74
                                       6.250            751.33
    HOUSTON          TX   77072          5            12/08/03         00
    0419164561                           03           02/01/04          0
    0419164561                           N            01/01/19
    0


    8961542          B23/G02             F          124,000.00         ZZ
                                         180        123,135.99          1
                                       5.875          1,038.03         32
                                       5.625          1,038.03
    ORANGE           CA   92869          2            12/02/03         00
    0437118649                           05           02/01/04          0
1


    80003813                             N            01/01/19
    0


    8961812          286/286             F          117,300.00         ZZ
                                         180        115,569.64          1
                                       5.250            942.95         63
                                       5.000            942.95
    LONGWOOD         FL   32750          5            10/22/03         00
    2842618                              05           12/01/03          0
    2842618                              N            11/01/18
    0


    8961816          286/286             F          147,600.00         ZZ
                                         180        145,511.29          1
                                       5.750          1,225.69         80
                                       5.500          1,225.69
    NAPERVILLE       IL   60564          1            10/14/03         00
    2838834                              01           12/01/03          0
    2838834                              N            11/01/18
    0


    8961836          286/286             F           65,000.00         ZZ
                                         180         62,989.38          1
                                       6.250            557.33         72
                                       6.000            557.33
    HOBBS            NM   88240          5            05/15/03         00
    2349488                              05           07/01/03          0
    2349488                              N            06/01/18
    0


    8961842          286/286             F          181,400.00         ZZ
                                         180        178,778.96          1
                                       5.500          1,482.19         73
                                       5.250          1,482.19
    SHALIMAR         FL   32579          2            10/10/03         00
    2825790                              05           12/01/03          0
    2825790                              N            11/01/18
    0


    8961848          286/286             F          130,500.00         ZZ
                                         180        128,594.73          1
                                       5.375          1,057.66         75
                                       5.125          1,057.66
    BOWLING GREEN    KY   42103          2            10/27/03         00
    2893122                              05           12/01/03          0
    2893122                              N            11/01/18
    0


1


    8961864          286/286             F           88,950.00         ZZ
                                         180         87,610.49          1
                                       5.000            703.42         78
                                       4.750            703.42
    WEST CHESTER     PA   19380          2            10/06/03         00
    2535330                              01           12/01/03          0
    2535330                              N            11/01/18
    0


    8961872          286/286             F          186,000.00         ZZ
                                         180        181,010.40          1
                                       4.625          1,434.80         62
                                       4.375          1,434.80
    ANNAPOLIS        MD   21403          2            08/28/03         00
    2505466                              05           10/01/03          0
    2505466                              N            09/01/18
    0


    8961880          286/286             F          301,000.00         ZZ
                                         180        295,437.57          2
                                       5.250          2,419.67         70
                                       5.000          2,419.67
    WATCHUNG         NJ   07061          2            08/05/03         00
    2694527                              05           11/01/03          0
    2694527                              N            10/01/18
    0


    8961890          286/286             F           69,100.00         ZZ
                                         180         68,297.82          1
                                       6.250            592.48         53
                                       6.000            592.48
    NORFOLK          VA   23503          2            11/07/03         00
    2657654                              01           01/01/04          0
    2657654                              N            12/01/18
    0


    8961910          286/286             F           95,000.00         ZZ
                                         180         93,598.58          4
                                       5.250            763.69         50
                                       5.000            763.69
    AUSTIN           TX   78758          2            10/14/03         00
    2845830                              05           12/01/03          0
    2845830                              N            11/01/18
    0


    8961916          286/286             F          148,000.00         ZZ
                                         180        145,816.77          4
                                       5.250          1,189.74         66
                                       5.000          1,189.74
1


    AUSTIN           TX   78745          2            10/14/03         00
    2845833                              05           12/01/03          0
    2845833                              N            11/01/18
    0


    8961932          286/286             F          128,000.00         ZZ
                                         180        125,662.53          1
                                       5.500          1,045.87         76
                                       5.250          1,045.87
    EASTON           MD   21601          5            09/09/03         00
    2703405                              05           11/01/03          0
    2703405                              N            10/01/18
    0


    8961938          286/286             F          112,000.00         ZZ
                                         180        108,316.80          1
                                       5.500            915.14         70
                                       5.250            915.14
    DALLAS           TX   75244          5            05/22/03         00
    2325051                              05           07/01/03          0
    2325051                              N            06/01/18
    0


    8961950          286/286             F           57,600.00         ZZ
                                         180         56,842.83          1
                                       6.625            505.73         80
                                       6.375            505.73
    PEORIA HEIGHTS   IL   61616          1            10/02/03         00
    2801738                              05           12/01/03          0
    2801738                              N            11/01/18
    0


    8961968          286/286             F          143,500.00         ZZ
                                         180        140,929.00          1
                                       5.625          1,182.06         70
                                       5.375          1,182.06
    EDISON           NJ   08820          2            10/03/03         00
    2657172                              01           11/01/03          0
    2657172                              N            10/01/18
    0


    8961974          286/286             F           60,600.00         ZZ
                                         180         59,514.22          1
                                       5.625            499.19         41
                                       5.375            499.19
    WOODBRIDGE       NJ   07095          2            10/03/03         00
    2657175                              01           11/01/03          0
    2657175                              N            10/01/18
    0
1




    8961980          286/286             F           48,500.00         ZZ
                                         180         47,631.06          1
                                       5.625            399.51         35
                                       5.375            399.51
    EDISON           NJ   08837          2            10/03/03         00
    2657176                              01           11/01/03          0
    2657176                              N            10/01/18
    0


    8961986          286/286             F           93,000.00         ZZ
                                         180         91,333.74          1
                                       5.625            766.08         67
                                       5.375            766.08
    ZEELAND          MI   49464          2            10/01/03         00
    2706778                              05           11/01/03          0
    2706778                              N            10/01/18
    0


    8962006          286/286             F          158,000.00         ZZ
                                         180        151,726.87          1
                                       5.000          1,249.46         78
                                       4.750          1,249.46
    SUWANEE          GA   30024          2            06/16/03         00
    2437665                              05           08/01/03          0
    2437665                              N            07/01/18
    0


    8962014          286/286             F          176,500.00         ZZ
                                         180        174,128.07          1
                                       6.375          1,525.41         50
                                       6.125          1,525.41
    KING OF PRUSSIA  PA   19406          2            10/08/03         00
    2736300                              03           12/01/03          0
    2736300                              N            11/01/18
    0


    8962048          286/286             F          105,000.00         ZZ
                                         180        103,459.62          1
                                       6.125            893.16         70
                                       5.875            893.16
    SISTERS          OR   97759          5            10/16/03         00
    2788505                              05           12/01/03          0
    2788505                              N            11/01/18
    0


    8962056          286/286             F          108,800.00         ZZ
                                         180        106,890.80          1
1


                                       5.875            910.79         80
                                       5.625            910.79
    HARRISON         OH   45030          1            10/01/03         00
    2813873                              05           11/01/03          0
    2813873                              N            10/01/18
    0


    8962060          286/286             F           65,250.00         ZZ
                                         180         64,297.37          1
                                       5.375            528.83         75
                                       5.125            528.83
    LAWRENCEVILLE    GA   30045          5            10/08/03         00
    2723937                              01           12/01/03          0
    2723937                              N            11/01/18
    0


    8962074          286/286             F          150,150.00         ZZ
                                         180        146,809.46          1
                                       6.125          1,277.22         81
                                       5.875          1,277.22
    HOUSTON          TX   77006          2            10/08/03         14
    2796252                              01           12/01/03         12
    2796252                              N            11/01/18
    0


    8962078          286/286             F           35,000.00         ZZ
                                         180         34,520.07          1
                                       6.750            309.72         78
                                       6.500            309.72
    WAYNESBURG       PA   15370          1            10/06/03         00
    2784967                              05           12/01/03          0
    2784967                              N            11/01/18
    0


    8962088          286/286             F           78,900.00         ZZ
                                         180         74,802.71          1
                                       6.125            671.15         79
                                       5.875            671.15
    COLLEGE STATION  TX   77840          2            10/17/03         00
    2797639                              05           12/01/03          0
    2797639                              N            11/01/18
    0


    8962096          286/286             F          322,700.00         ZZ
                                         180        319,318.99          1
                                       5.875          2,701.39         65
                                       5.625          2,701.39
    NAPLES           FL   34119          1            11/10/03         00
    2861059                              05           01/01/04          0
1


    2861059                              N            12/01/18
    0


    8962100          286/286             F          106,000.00         ZZ
                                         180        104,081.10          1
                                       5.500            866.11         74
                                       5.250            866.11
    ORLANDO          FL   32818          2            09/30/03         00
    2574581                              05           11/01/03          0
    2574581                              N            10/01/18
    0


    8962104          286/286             F          146,400.00         ZZ
                                         180        144,041.25          1
                                       5.750          1,215.73         80
                                       5.500          1,215.73
    ROYAL OAK        MI   48073          1            10/01/03         00
    2763757                              05           12/01/03          0
    2763757                              N            11/01/18
    0


    8962108          286/286             F           53,800.00         ZZ
                                         180         52,875.43          1
                                       6.125            457.64         76
                                       5.875            457.64
    WARNER ROBINS    GA   31088          1            10/01/03         00
    2767778                              05           11/01/03          0
    2767778                              N            10/01/18
    0


    8962110          286/286             F           49,600.00         ZZ
                                         180         48,738.63          2
                                       6.000            418.56         80
                                       5.750            418.56
    MC KEES ROCKS    PA   15136          1            10/01/03         00
    2616260                              05           11/01/03          0
    2616260                              N            10/01/18
    0


    8962120          286/286             F          175,000.00         ZZ
                                         180        171,897.02          1
                                       5.750          1,453.22         61
                                       5.500          1,453.22
    FAIRFAX          VA   22033          5            10/03/03         00
    2759868                              05           11/01/03          0
    2759868                              N            10/01/18
    0


1


    8962122          286/286             F           91,100.00         ZZ
                                         180         89,772.44          1
                                       5.750            756.51         80
                                       5.500            756.51
    TUCKERTON        NJ   08087          1            10/14/03         00
    2817784                              03           12/01/03          0
    2817784                              N            11/01/18
    0


    8962126          286/286             F           57,750.00         ZZ
                                         180         56,932.75          1
                                       5.750            479.57         58
                                       5.500            479.57
    ASHLAND          OH   44805          5            10/14/03         00
    2714959                              05           12/01/03          0
    2714959                              N            11/01/18
    0


    8962134          286/286             F           75,000.00         ZZ
                                         180         73,656.27          1
                                       5.625            617.80         61
                                       5.375            617.80
    FREDERICK        MD   21702          2            09/12/03         00
    2730073                              05           11/01/03          0
    2730073                              N            10/01/18
    0


    8962138          286/286             F          105,000.00         ZZ
                                         180        103,093.78          1
                                       5.875            878.98         47
                                       5.625            878.98
    BETHESDA         MD   20814          5            09/23/03         00
    2756710                              01           11/01/03          0
    2756710                              N            10/01/18
    0


    8962148          286/286             F           65,000.00         ZZ
                                         180         64,031.19          1
                                       5.125            518.26         44
                                       4.875            518.26
    WASHINGTON       DC   20024          2            10/03/03         00
    2550658                              01           12/01/03          0
    2550658                              N            11/01/18
    0


    8962158          286/286             F           80,400.00         ZZ
                                         180         79,176.76          1
                                       4.875            630.58         64
                                       4.625            630.58
1


    BLACKSBURG       VA   24060          2            10/21/03         00
    2826425                              03           12/01/03          0
    2826425                              N            11/01/18
    0


    8962168          286/286             F          112,000.00         ZZ
                                         180        108,700.17          1
                                       5.375            907.72         80
                                       5.125            907.72
    SUGAR LAND       TX   77478          5            06/30/03         00
    2512239                              05           08/01/03          0
    2512239                              N            07/01/18
    0


    8962170          286/286             F          112,000.00         ZZ
                                         180        108,700.17          1
                                       5.375            907.72         80
                                       5.125            907.72
    SUGAR LAND       TX   77478          5            06/30/03         00
    2512257                              05           08/01/03          0
    2512257                              N            07/01/18
    0


    8962180          286/286             F           59,300.00         ZZ
                                         180         58,482.86          1
                                       6.500            516.57         71
                                       6.250            516.57
    HUTCHINSON       KS   67502          2            10/14/03         00
    2286325                              05           12/01/03          0
    2286325                              N            11/01/18
    0


    8962182          286/286             F           59,300.00         ZZ
                                         180         58,485.37          1
                                       6.500            516.57         72
                                       6.250            516.57
    HUTCHINSON       KS   67502          2            10/14/03         00
    2286327                              05           12/01/03          0
    2286327                              N            11/01/18
    0


    8962192          286/286             F          131,542.00         ZZ
                                         180        129,009.57          2
                                       4.750          1,023.18         25
                                       4.500          1,023.18
    SURF CITY        NJ   08008          2            10/01/03         00
    2656958                              05           11/01/03          0
    2656958                              N            10/01/18
    0
1




    8962196          286/286             F           82,500.00         ZZ
                                         180         81,295.50          1
                                       5.375            668.64         66
                                       5.125            668.64
    FOREST           VA   24551          2            10/01/03         00
    2691616                              05           12/01/03          0
    2691616                              N            11/01/18
    0


    8962214          286/286             F          111,800.00         ZZ
                                         180        110,234.36          2
                                       5.875            935.90         70
                                       5.625            935.90
    GRAIN VALLEY     MO   64029          2            10/09/03         00
    2754561                              05           12/01/03          0
    2754561                              N            11/01/18
    0


    8962220          286/286             F          119,200.00         ZZ
                                         180        117,530.73          2
                                       5.875            997.85         80
                                       5.625            997.85
    GRAIN VALLEY MO  MO   64029          2            10/09/03         00
    2754568                              05           12/01/03          0
    2754568                              N            11/01/18
    0


    8962224          286/286             F          108,500.00         ZZ
                                         180        106,980.56          2
                                       5.875            908.28         73
                                       5.625            908.28
    GRAIN VALLEY     MO   64029          2            10/09/03         00
    2754574                              05           12/01/03          0
    2754574                              N            11/01/18
    0


    8962230          286/286             F          108,500.00         ZZ
                                         180        106,980.56          2
                                       5.875            908.28         68
                                       5.625            908.28
    GRAIN VALLEY     MO   64029          2            10/09/03         00
    2719395                              05           12/01/03          0
    2719395                              N            11/01/18
    0


    8962234          286/286             F           32,400.00         ZZ
                                         180         30,060.56          1
1


                                       6.000            273.41         90
                                       5.750            273.41
    SPRINGHILL       FL   34609          1            07/28/03         11
    2620980                              05           09/01/03         25
    2620980                              N            08/01/18
    0


    8962238          286/286             F           58,000.00         ZZ
                                         180         57,187.77          1
                                       5.875            485.53         80
                                       5.625            485.53
    MONROE           LA   71203          2            10/21/03         00
    2820130                              05           12/01/03          0
    2820130                              N            11/01/18
    0


    8962246          286/286             F           62,800.00         ZZ
                                         180         61,947.82          1
                                       6.250            538.47         47
                                       6.000            538.47
    PORTLAND         OR   97213          2            10/23/03         00
    2695009                              05           12/01/03          0
    2695009                              N            11/01/18
    0


    8962250          286/286             F           68,500.00         ZZ
                                         180         67,570.49          1
                                       6.250            587.34         46
                                       6.000            587.34
    PORTLAND         OR   97215          2            10/23/03         00
    2696131                              05           12/01/03          0
    2696131                              N            11/01/18
    0


    8962256          286/286             F          116,500.00         ZZ
                                         180        114,228.94          1
                                       5.625            959.65         60
                                       5.375            959.65
    SALT LAKE CITY   UT   84121          2            10/30/03         00
    2846510                              05           12/01/03          0
    2846510                              N            11/01/18
    0


    8962260          286/286             F           81,500.00         ZZ
                                         156         80,154.03          2
                                       6.500            775.23         70
                                       6.250            775.23
    HESPERIA         CA   92345          5            10/23/03         00
    2819280                              05           12/01/03          0
1


    2819280                              N            11/01/16
    0


    8962264          286/286             F           72,400.00         ZZ
                                         180         71,417.57          3
                                       6.250            620.78         39
                                       6.000            620.78
    METAIRIE         LA   70005          2            10/10/03         00
    2803802                              05           12/01/03          0
    2803802                              N            11/01/18
    0


    8962268          286/286             F           93,000.00         ZZ
                                         180         91,656.23          1
                                       5.500            759.89         58
                                       5.250            759.89
    FRESNO           CA   93722          2            10/07/03         00
    2852091                              05           12/01/03          0
    2852091                              N            11/01/18
    0


    8962286          286/286             F           54,000.00         ZZ
                                         180         53,042.47          1
                                       5.750            448.43         84
                                       5.500            448.43
    EL PASO          TX   79936          5            09/25/03         25
    2712838                              05           11/01/03         12
    2712838                              N            10/01/18
    0


    8962290          286/286             F           70,000.00         ZZ
                                         180         69,243.16          1
                                       5.500            571.96         24
                                       5.250            571.96
    SUSANVILLE       CA   96130          1            11/04/03         00
    2872901                              05           01/01/04          0
    2872901                              N            12/01/18
    0


    8962314          286/286             F          118,000.00         ZZ
                                         180        116,295.01          1
                                       5.500            964.16         80
                                       5.250            964.16
    PALM HARBOR      FL   34683          1            10/30/03         00
    2842310                              05           12/01/03          0
    2842310                              N            11/01/18
    0


1


    8962322          286/286             F           78,000.00         ZZ
                                         180         76,951.74          1
                                       6.375            674.12         51
                                       6.125            674.12
    LEOMINSTER       MA   01453          2            10/06/03         00
    2763912                              01           12/01/03          0
    2763912                              N            11/01/18
    0


    8962332          286/286             F           45,000.00         ZZ
                                         180         44,395.78          1
                                       6.375            388.92         17
                                       6.125            388.92
    ESCONDIDO        CA   92026          5            10/29/03         00
    2841501                              01           12/01/03          0
    2841501                              N            11/01/18
    0


    8962336          286/286             F          100,000.00         ZZ
                                         180         98,657.30          1
                                       6.375            864.26         29
                                       6.125            864.26
    ESCONDIDO        CA   92026          5            10/29/03         00
    2841587                              05           12/01/03          0
    2841587                              N            11/01/18
    0


    8962368          286/286             F           45,000.00         ZZ
                                         180         44,395.78          1
                                       6.375            388.92         15
                                       6.125            388.92
    ESCONDIDO        CA   92026          5            10/29/03         00
    2841590                              01           12/01/03          0
    2841590                              N            11/01/18
    0


    8962370          286/286             F          139,000.00         ZZ
                                         180        137,133.71          1
                                       6.375          1,201.31         34
                                       6.125          1,201.31
    ESCONDIDO        CA   92026          5            10/29/03         00
    2841624                              05           12/01/03          0
    2841624                              N            11/01/18
    0


    8962392          286/286             F          290,000.00         ZZ
                                         180        285,938.87          4
                                       5.875          2,427.65         37
                                       5.625          2,427.65
1


    CARDIFF BY THE   CA   92007          5            10/16/03         00
    2861340                              05           12/01/03          0
    2861340                              N            11/01/18
    0


    8962402          286/286             F           96,000.00         ZZ
                                         180         94,641.47          1
                                       5.750            797.20         58
                                       5.500            797.20
    HEMET            CA   92544          5            10/27/03         00
    2845543                              05           12/01/03          0
    2845543                              N            11/01/18
    0


    8962408          286/286             F          131,000.00         ZZ
                                         180        129,553.84          1
                                       5.250          1,053.08         65
                                       5.000          1,053.08
    RIO LINDA        CA   95673          2            11/06/03         00
    2863478                              05           01/01/04          0
    2863478                              N            12/01/18
    0


    8962412          286/286             F           85,500.00         ZZ
                                         180         84,628.39          2
                                       6.250            733.10         47
                                       6.000            733.10
    SPRINGVILLE      UT   84663          1            11/06/03         00
    2827233                              05           01/01/04          0
    2827233                              N            12/01/18
    0


    8962414          286/286             F          176,000.00         ZZ
                                         180        173,466.07          1
                                       6.125          1,497.10         55
                                       5.875          1,497.10
    ESPANOLA         NM   87532          5            10/29/03         00
    2830435                              05           12/01/03          0
    2830435                              N            11/01/18
    0


    8962418          286/286             F          167,000.00         ZZ
                                         180        164,079.82          1
                                       6.250          1,431.90         46
                                       6.000          1,431.90
    HAYWARD          CA   94545          5            09/17/03         00
    2680536                              05           11/01/03          0
    2680536                              N            10/01/18
    0
1




    8962424          286/286             F           70,000.00         ZZ
                                         180         69,001.77          1
                                       6.000            590.70         43
                                       5.750            590.70
    ATWATER          CA   95301          1            10/07/03         00
    2788003                              05           12/01/03          0
    2788003                              N            11/01/18
    0


    8962426          286/286             F          187,000.00         ZZ
                                         180        184,381.25          2
                                       5.875          1,565.42         58
                                       5.625          1,565.42
    LOS ANGELES      CA   90042          5            09/30/03         00
    2488168                              05           12/01/03          0
    2488168                              N            11/01/18
    0


    8962432          286/286             F           62,500.00         ZZ
                                         180         61,615.55          1
                                       5.750            519.01         47
                                       5.500            519.01
    VIRGINIA BEACH   VA   23454          1            10/06/03         00
    2830568                              05           12/01/03          0
    2830568                              N            11/01/18
    0


    8962434          286/286             F           96,200.00         ZZ
                                         180         94,880.78          1
                                       6.125            818.31         61
                                       5.875            818.31
    FORT WORTH       TX   76109          5            10/22/03         00
    2829180                              05           12/01/03          0
    2829180                              N            11/01/18
    0


    8962438          286/286             F           77,400.00         ZZ
                                         180         76,157.95          1
                                       5.000            612.08         45
                                       4.750            612.08
    CITRUS HEIGHTS   CA   95621          2            10/22/03         00
    2850208                              05           12/01/03          0
    2850208                              N            11/01/18
    0


    8962452          286/286             F           70,500.00         ZZ
                                         180         68,904.25          1
1


                                       6.000            594.92         45
                                       5.750            594.92
    MADERA           CA   93638          2            10/28/03         00
    2736479                              05           12/01/03          0
    2736479                              N            11/01/18
    0


    8962456          286/286             F           60,000.00         ZZ
                                         180         58,963.50          1
                                       5.000            474.48         53
                                       4.750            474.48
    HOUSTON          TX   77095          2            10/28/03         00
    2570120                              03           12/01/03          0
    2570120                              N            11/01/18
    0


    8962472          286/286             F           76,000.00         ZZ
                                         180         74,728.22          2
                                       5.250            610.95         80
                                       5.000            610.95
    WINNEMUCCA       NV   89445          2            10/15/03         00
    2699978                              05           12/01/03          0
    2699978                              N            11/01/18
    0


    8962480          286/286             F          140,000.00         ZZ
                                         180        138,140.05          2
                                       6.500          1,219.56         61
                                       6.250          1,219.56
    RENO             NV   89509          5            10/16/03         00
    2859815                              05           12/01/03          0
    2859815                              N            11/01/18
    0


    8962490          286/286             F           91,000.00         ZZ
                                         180         89,082.00          1
                                       5.375            737.53         59
                                       5.125            737.53
    NEWARK           DE   19711          2            10/08/03         00
    2802829                              05           12/01/03          0
    2802829                              N            11/01/18
    0


    8962496          286/286             F          360,000.00         ZZ
                                         180        353,415.37          2
                                       5.375          2,917.68         75
                                       5.125          2,917.68
    MOUNT PLEASANT   NY   10591          2            09/08/03         00
    2742674                              05           11/01/03          0
1


    2742674                              N            10/01/18
    0


    8962506          286/286             F           80,000.00         ZZ
                                         180         78,551.77          1
                                       5.500            653.67         29
                                       5.250            653.67
    RICHMOND         CA   94804          5            09/27/03         00
    2800550                              05           11/01/03          0
    2800550                              N            10/01/18
    0


    8962512          286/286             F           60,720.00         ZZ
                                         180         59,869.67          1
                                       5.875            508.30         80
                                       5.625            508.30
    CHAMBERSBURG     PA   17201          1            10/27/03         00
    2734081                              05           12/01/03          0
    2734081                              N            11/01/18
    0


    8962516          286/286             F           63,000.00         ZZ
                                         180         62,117.75          1
                                       5.875            527.39         39
                                       5.625            527.39
    STOCKTON         CA   95210          2            10/20/03         00
    2724761                              05           12/01/03          0
    2724761                              N            11/01/18
    0


    8962522          286/286             F          150,750.00         ZZ
                                         180        148,515.98          1
                                       5.375          1,221.78         75
                                       5.125          1,221.78
    KAMIAH           ID   83536          2            10/03/03         00
    2696044                              05           12/01/03          0
    2696044                              N            11/01/18
    0


    8962528          286/286             F          277,000.00         ZZ
                                         180        273,161.13          2
                                       6.000          2,337.49         37
                                       5.750          2,337.49
    OAKLAND          CA   94618          2            09/29/03         00
    2784430                              05           12/01/03          0
    2784430                              N            11/01/18
    0


1


    8962534          286/286             F          300,000.00         ZZ
                                         180        295,798.84          1
                                       5.875          2,511.36         55
                                       5.625          2,511.36
    BURLINGAME       CA   94010          2            10/09/03         00
    2831165                              01           12/01/03          0
    2831165                              N            11/01/18
    0


    8962538          286/286             F          142,000.00         ZZ
                                         180        139,960.24          2
                                       5.750          1,179.19         65
                                       5.500          1,179.19
    MINNEAPOLIS      MN   55411          2            10/06/03         00
    2837729                              05           12/01/03          0
    2837729                              N            11/01/18
    0


    8964626          E22/G02             F          230,000.00         ZZ
                                         180        228,380.41          1
                                       5.750          1,909.94         67
                                       5.500          1,909.94
    CORONA           CA   92882          5            12/04/03         00
    0418950473                           05           02/01/04          0
    0418950473                           N            01/01/19
    0


    8964672          E22/G02             F           64,000.00         TX
                                         180         63,476.63          1
                                       6.500            557.51         80
                                       6.250            557.51
    SAN ANTONIO      TX   78228          5            12/11/03         00
    0419029707                           05           02/01/04          0
    0419029707                           N            01/01/19
    0


    8964778          E22/G02             F           63,000.00         ZZ
                                         180         62,588.21          1
                                       6.625            553.14         70
                                       6.375            553.14
    IDAHO FALLS      ID   83404          5            12/09/03         00
    0419097647                           05           02/01/04          0
    0419097647                           N            01/01/19
    0


    8964840          E22/G02             F           54,300.00         ZZ
                                         120         53,608.43          1
                                       5.250            582.59         64
                                       5.000            582.59
1


    ROLLING FORK     MS   39159          2            12/08/03         00
    0419155189                           05           02/01/04          0
    0419155189                           O            01/01/14
    0


    8964932          E22/G02             F          215,000.00         ZZ
                                         180        213,437.55          1
                                       5.375          1,742.50         41
                                       5.125          1,742.50
    SAN FRANCISCO    CA   94134          2            11/26/03         00
    0419203559                           05           02/01/04          0
    0419203559                           O            01/01/19
    0


    8965014          E22/G02             F          208,000.00         ZZ
                                         180        206,519.82          1
                                       5.625          1,713.36         80
                                       5.375          1,713.36
    TUM TUM          WA   99034          5            12/08/03         00
    0419236963                           05           02/01/04          0
    0419236963                           O            01/01/19
    0


    8965046          E22/G02             F          116,850.00         ZZ
                                         180        116,007.45          1
                                       5.875            978.17         95
                                       5.625            978.17
    RALEIGH          NC   27610          5            12/08/03         01
    0419252788                           05           02/01/04         25
    0419252788                           O            01/01/19
    0


    8965196          E82/G02             F           96,500.00         ZZ
                                         180         95,820.47          1
                                       5.750            801.35         79
                                       5.500            801.35
    GALLOWAY         NJ   08205          2            12/09/03         00
    0400929527                           05           02/01/04          0
    0400929527                           O            01/01/19
    0


    8965198          E82/G02             F           74,300.00         ZZ
                                         180         73,803.84          4
                                       6.375            642.14         68
                                       6.125            642.14
    DAYTON           OH   45403          2            12/10/03         00
    0400922308                           05           02/01/04          0
    0400922308                           N            01/01/19
    0
1




    8965226          E82/G02             F          159,900.00         ZZ
                                         180        156,752.73          2
                                       5.625          1,317.15         49
                                       5.375          1,317.15
    YONKERS          NY   10705          2            12/11/03         00
    0400908737                           05           02/01/04          0
    0400908737                           O            01/01/19
    0


    8965254          E82/G02             F          120,000.00         ZZ
                                         180        119,155.00          1
                                       5.750            996.49         33
                                       5.500            996.49
    LONG VALLEY      NJ   07853          5            12/08/03         00
    0400925210                           05           02/01/04          0
    0400925210                           O            01/01/19
    0


    8965266          E82/G02             F          115,450.00         ZZ
                                         180        114,628.42          1
                                       5.625            951.00         64
                                       5.375            951.00
    ARLINGTON        TX   76001          2            12/08/03         00
    0400899340                           03           02/01/04          0
    0400899340                           O            01/01/19
    0


    8965268          K60/G02             F           88,581.00         TX
                                         180         87,957.23          1
                                       5.750            735.59         70
                                       5.500            735.59
    CARROLLTON       TX   75006          5            12/05/03         00
    0437192743                           03           02/01/04          0
    1070119                              O            01/01/19
    0


    8965270          E82/G02             F           68,000.00         ZZ
                                         180         67,325.22          1
                                       5.875            569.24         80
                                       5.625            569.24
    DANVILLE         IL   61832          2            12/09/03         00
    0400928446                           05           02/01/04          0
    0400928446                           O            01/01/19
    0


    8965272          Y21/G02             F           92,000.00         ZZ
                                         180         90,057.97          1
1


                                       5.875            770.15         80
                                       5.625            770.15
    ALESA            OR   97324          5            08/15/03         00
    0437211329                           05           10/01/03          0
    203642961                            O            09/01/18
    0


    8965328          253/253             F           79,200.00         ZZ
                                         180         78,343.67          1
                                       5.500            647.14         90
                                       5.250            647.14
    FORT WORTH       TX   76123          1            11/21/03         14
    495690                               05           01/01/04         12
    495690                               O            12/01/18
    0


    8968210          E22/G02             F           89,300.00         ZZ
                                         180         88,657.79          1
                                       5.500            729.66         95
                                       5.250            729.66
    HOUSTON          TX   77099          2            12/09/03         01
    0418524492                           03           02/01/04         30
    0418524492                           O            01/01/19
    0


    8968232          E22/G02             F          130,000.00         ZZ
                                         180        124,766.09          1
                                       5.750          1,079.53         46
                                       5.500          1,079.53
    ARCADIA          CA   91007          2            12/08/03         00
    0418697611                           01           02/01/04          0
    0418697611                           N            01/01/19
    0


    8968314          E22/G02             F          180,000.00         TX
                                         180        178,705.54          1
                                       5.500          1,470.75         77
                                       5.250          1,470.75
    GAINESVILLE      TX   76240          5            12/09/03         00
    0418947123                           05           02/01/04          0
    0418947123                           O            01/01/19
    0


    8968346          E22/G02             F           42,250.00         ZZ
                                         180         41,964.84          3
                                       6.250            362.26         65
                                       6.000            362.26
    FRANKFORT        IN   46041          5            12/15/03         00
    0419006796                           05           02/01/04          0
1


    0419006796                           N            01/01/19
    0


    8968348          E22/G02             F           53,300.00         ZZ
                                         180         52,940.25          3
                                       6.250            457.01         62
                                       6.000            457.01
    FRANKFORT        IN   46041          2            12/15/03         00
    0419009097                           05           02/01/04          0
    0419009097                           N            01/01/19
    0


    8968354          E22/G02             F           50,000.00         ZZ
                                         120         49,328.59          1
                                       5.750            548.85         35
                                       5.500            548.85
    DALLAS           TX   75224          5            12/09/03         00
    0419028758                           05           02/01/04          0
    0419028758                           O            01/01/14
    0


    8968392          E22/G02             F          150,000.00         ZZ
                                         180        148,608.58          1
                                       5.375          1,215.70         55
                                       5.125          1,215.70
    LAKE WORTH       FL   33467          1            12/15/03         00
    0419057021                           03           02/01/04          0
    0419057021                           O            01/01/19
    0


    8968480          S27/G02             F           53,150.00         ZZ
                                         180         52,779.66          1
                                       5.875            444.93         70
                                       5.625            444.93
    FORT MYERS       FL   33901          2            12/11/03         00
    0437182520                           05           02/01/04          0
    1010033365                           N            01/01/19
    0


    8968512          E22/G02             F           66,400.00         TX
                                         180         65,932.44          1
                                       5.750            551.39         80
                                       5.500            551.39
    HOUSTON          TX   77023          5            12/10/03         00
    0419132048                           05           02/01/04          0
    0419132048                           O            01/01/19
    0


1


    8968520          E22/G02             F           30,000.00         ZZ
                                         180         29,793.16          1
                                       6.000            253.16         49
                                       5.750            253.16
    OKLAHOMA CITY    OK   73118          5            12/10/03         00
    0419139118                           05           02/01/04          0
    0419139118                           O            01/01/19
    0


    8968534          E22/G02             F          102,000.00         ZZ
                                         180        101,274.14          1
                                       5.625            840.21         80
                                       5.375            840.21
    WINDSOR          CT   06095          1            12/15/03         00
    0419144712                           05           02/01/04          0
    0419144712                           N            01/01/19
    0


    8968560          E82/G02             F          153,000.00         ZZ
                                         180        151,911.21          1
                                       5.625          1,260.31         90
                                       5.375          1,260.31
    ST JOHN          IN   46373          2            12/12/03         10
    0400930335                           05           02/01/04         12
    0400930335                           O            01/01/19
    0


    8968592          E82/G02             F           52,300.00         ZZ
                                         180         46,935.59          1
                                       5.875            437.81         40
                                       5.625            437.81
    GILBERT          AZ   85233          2            12/12/03         00
    0400927505                           03           02/01/04          0
    0400927505                           O            01/01/19
    0


    8968608          E82/G02             F          124,500.00         ZZ
                                         180        123,623.31          1
                                       5.750          1,033.86         40
                                       5.500          1,033.86
    LUTHERVILLE      MD   21093          5            12/10/03         00
    0400915393                           05           02/01/04          0
    0400915393                           O            01/01/19
    0


    8968628          E22/G02             F          116,000.00         ZZ
                                         180        115,120.11          1
                                       5.500            947.82         80
                                       5.250            947.82
1


    SPRING HILL      FL   34608          5            12/09/03         00
    0419180336                           05           02/01/04          0
    0419180336                           O            01/01/19
    0


    8968636          E22/G02             F          294,000.00         ZZ
                                         180        291,617.51          1
                                       5.125          2,344.12         70
                                       4.875          2,344.12
    FAIR OAKS        CA   95628          5            11/21/03         00
    0419183843                           05           02/01/04          0
    0419183843                           O            01/01/19
    0


    8968692          E22/G02             F          174,400.00         ZZ
                                         180        173,145.82          1
                                       5.500          1,424.99         80
                                       5.250          1,424.99
    HOUSTON          TX   77082          1            12/15/03         00
    0419210935                           03           02/01/04          0
    0419210935                           N            01/01/19
    0


    8968812          E22/G02             F          164,000.00         ZZ
                                         180        162,820.60          1
                                       5.500          1,340.02         80
                                       5.250          1,340.02
    SANDY            UT   84094          1            12/10/03         00
    0419257027                           05           02/01/04          0
    0419257027                           N            01/01/19
    0


    8969294          975/G02             F          296,000.00         ZZ
                                         180        293,848.90          1
                                       5.375          2,398.98         79
                                       5.125          2,398.98
    SANTA ANA        CA   92704          5            12/01/03         00
    0437181613                           05           02/01/04          0
    2036342                              O            01/01/19
    0


    8969372          W08/G02             F          144,400.00         ZZ
                                         180        143,055.62          1
                                       5.590          1,186.78         91
                                       5.340          1,186.78
    MIAMI GARDENS    FL   33015          2            12/10/03         10
    0437213655                           01           02/01/04         30
    034219MG                             O            01/01/19
    0
1




    8969386          E84/G02             F          113,500.00         ZZ
                                         180        112,310.85          1
                                       5.875            950.13         55
                                       5.625            950.13
    COLLEGE PARK     MD   20740          5            11/21/03         00
    0437220569                           05           01/01/04          0
    1101119471                           O            12/01/18
    0


    8969390          E82/G02             F           64,300.00         ZZ
                                         180         63,870.63          1
                                       6.375            555.71         61
                                       6.125            555.71
    ROWLETT          TX   75088          2            12/04/03         00
    0400920930                           05           02/01/04          0
    0400920930                           N            01/01/19
    0


    8969394          E82/G02             F           98,600.00         ZZ
                                         180         97,927.39          1
                                       6.125            838.72         74
                                       5.875            838.72
    CHANDLER         AZ   85224          2            12/05/03         00
    0400923256                           09           02/01/04          0
    0400923256                           N            01/01/19
    0


    8972094          E22/G02             F           94,500.00         ZZ
                                         180         93,820.42          1
                                       5.500            772.14         98
                                       5.250            772.14
    PUEBLO           CO   81001          2            12/11/03         01
    0419042353                           05           02/01/04         35
    0419042353                           O            01/01/19
    0


    8972602          N74/G02             F           61,000.00         ZZ
                                         180         60,380.82          1
                                       6.250            523.03         92
                                       6.000            523.03
    LENOIR           NC   28645          5            12/02/03         10
    0437213630                           05           01/08/04         25
    2200001533                           O            12/08/18
    0


    8972618          N74/G02             F           86,000.00         ZZ
                                         180         84,892.02          1
1


                                       5.750            714.15         70
                                       5.500            714.15
    CATONSVILLE      MD   21228          5            12/05/03         00
    0437214695                           05           02/01/04          0
    0033853010                           O            01/01/19
    0


    8973376          X89/G02             F          246,000.00         ZZ
                                         180        244,212.26          1
                                       5.375          1,993.75         59
                                       5.125          1,993.75
    ELLICOTT CITY    MD   21043          5            12/04/03         00
    0437223886                           03           02/01/04          0
    2024870                              O            01/01/19
    0


    8973410          E82/G02             F          153,000.00         ZZ
                                         180        151,933.94          2
                                       5.875          1,280.79         43
                                       5.625          1,280.79
    SPRINGFIELD GAR  NY   11434          2            12/10/03         00
    0400910931                           05           02/01/04          0
    0400910931                           N            01/01/19
    0


    8973658          W93/G02             F          144,000.00         ZZ
                                         180        142,443.08          1
                                       5.500          1,176.60         80
                                       5.250          1,176.60
    SAN JACINTO      CA   92582          5            11/19/03         00
    0437218621                           05           01/01/04          0
    67509711                             O            12/01/18
    0


    8973666          W93/G02             F          119,300.00         ZZ
                                         180        118,063.15          1
                                       6.000          1,006.73         50
                                       5.750          1,006.73
    ARVADA           CO   80005          2            11/21/03         00
    0437219561                           05           01/01/04          0
    78506429                             O            12/01/18
    0


    8974180          M12/G02             F           39,900.00         ZZ
                                         180         39,619.05          1
                                       5.750            331.33         62
                                       5.500            331.33
    TUCSON           AZ   85713          2            12/16/03         00
    0437208994                           05           02/01/04          0
1


    01000700027                          N            01/01/19
    0


    8974206          144/144             F           79,000.00         ZZ
                                         120         77,497.44          1
                                       5.375            852.47         34
                                       5.125            852.47
    KINGSTON         NY   12401          5            12/01/03         00
    160745737000000                      05           01/01/04          0
    160745737                            O            12/01/13
    0


    8974220          144/144             F          300,000.00         ZZ
                                         180        296,790.15          1
                                       5.625          2,471.20         54
                                       5.375          2,471.20
    HAMPTON BAYS     NY   11946          5            11/25/03         00
    160704833000000                      05           01/01/04          0
    160704833                            O            12/01/18
    0


    8974248          E47/G02             F          179,000.00         ZZ
                                         180        177,023.94          1
                                       5.250          1,438.94         52
                                       5.000          1,438.94
    SANTA ANA        CA   92703          5            11/18/03         00
    0437193725                           05           01/01/04          0
    7331015970                           O            12/01/18
    0


    8974254          P27/G02             F          142,500.00         ZZ
                                         180        141,527.93          1
                                       6.125          1,212.14         65
                                       5.875          1,212.14
    LAKESIDE         OR   97449          2            12/11/03         00
    0437208762                           05           02/01/04          0
    2106499275                           O            01/01/19
    0


    8974292          W40/G02             F          104,000.00         ZZ
                                         180        103,244.21          1
                                       5.375            842.88         80
                                       5.125            842.88
    GRAND RAPIDS     MI   49546          1            12/08/03         00
    0437210339                           05           02/01/04          0
    1020030974                           O            01/01/19
    0


1


    8974336          E22/G02             F          370,300.00         ZZ
                                         180        367,692.45          3
                                       5.750          3,075.01         70
                                       5.500          3,075.01
    CHICAGO          IL   60645          5            12/12/03         00
    0418950861                           05           02/01/04          0
    0418950861                           O            01/01/19
    0


    8974502          E22/G02             F          256,000.00         ZZ
                                         180        253,870.31          1
                                       5.375          2,074.79         80
                                       5.125          2,074.79
    SILT             CO   81652          5            12/12/03         00
    0419107685                           05           02/01/04          0
    0419107685                           O            01/01/19
    0


    8974546          E82/G02             F           74,000.00         ZZ
                                         180         73,478.92          1
                                       5.750            614.50         80
                                       5.500            614.50
    OWENTON          KY   40359          5            12/15/03         00
    0400929972                           05           02/01/04          0
    0400929972                           O            01/01/19
    0


    8974550          E82/G02             F          221,400.00         ZZ
                                         180        219,857.35          1
                                       5.875          1,853.38         47
                                       5.625          1,853.38
    TARZANA          CA   91356          2            12/15/03         00
    0400923603                           05           02/01/04          0
    0400923603                           N            01/01/19
    0


    8974894          E22/G02             F          175,000.00         ZZ
                                         180        173,728.24          1
                                       5.375          1,418.31         68
                                       5.125          1,418.31
    ROLLING MEADOWS  IL   60008          5            12/12/03         00
    0419253182                           05           02/01/04          0
    0419253182                           O            01/01/19
    0


    8974926          E22/G02             F          192,000.00         ZZ
                                         180        190,514.91          1
                                       5.500          1,568.80         77
                                       5.250          1,568.80
1


    ASHEVILLE        NC   28804          2            12/11/03         00
    0419263801                           05           02/01/04          0
    0419263801                           O            01/01/19
    0


    8975096          U42/G02             F           38,250.00         ZZ
                                         180         37,986.28          1
                                       6.000            322.78         75
                                       5.750            322.78
    CROSSETT         AR   71635          5            12/11/03         00
    0437310295                           05           02/01/04          0
    35300751                             N            01/01/19
    0


    8975420          U05/G02             F          144,950.00         TX
                                         180        141,921.85          1
                                       6.000          1,223.17         64
                                       5.750          1,223.17
    ABILENE          TX   79602          2            12/04/03         00
    0437214828                           05           02/01/04          0
    3444798                              O            01/01/19
    0


    8975490          Q31/G02             F          181,800.00         ZZ
                                         180        180,519.82          4
                                       5.750          1,509.69         35
                                       5.500          1,509.69
    NATIONAL CITY    CA   91950          2            12/17/03         00
    0437213218                           05           02/01/04          0
    HS887300                             N            01/01/19
    0


    8975492          S11/G02             F          181,600.00         ZZ
                                         180        179,687.68          1
                                       5.875          1,520.21         79
                                       5.625          1,520.21
    FERNLEY          NV   89408          2            11/21/03         00
    0437213473                           05           01/01/04          0
    11500203                             O            12/01/18
    0


    8975590          G34/G02             F          133,000.00         ZZ
                                         180        131,137.48          1
                                       5.875          1,113.37         30
                                       5.625          1,113.37
    ISSAQUAH         WA   98029          2            10/08/03         00
    0437245137                           05           12/01/03          0
    48001349                             O            11/01/18
    0
1




    8975614          M27/G02             F          135,000.00         ZZ
                                         180        134,018.93          1
                                       5.375          1,094.13         57
                                       5.125          1,094.13
    FORT MILL        SC   29715          1            12/12/03         00
    0437215254                           05           02/01/04          0
    0100083420                           O            01/01/19
    0


    8976232          U05/G02             F          215,000.00         ZZ
                                         180        213,453.84          1
                                       5.500          1,756.73         68
                                       5.250          1,756.73
    RIVERBANK        CA   95367          2            12/12/03         00
    0437234404                           05           02/01/04          0
    3446951                              O            01/01/19
    0


    8977664          E82/G02             F           43,500.00         ZZ
                                         180         43,200.09          1
                                       6.000            367.08         55
                                       5.750            367.08
    SPRINGFIELD      OH   45503          2            12/17/03         00
    0400905477                           05           02/01/04          0
    0400905477                           O            01/01/19
    0


    8977666          E82/G02             F           75,000.00         ZZ
                                         180         74,482.93          2
                                       6.000            632.89         40
                                       5.750            632.89
    INDEPENDENCE     NJ   07840          2            12/16/03         00
    0400907309                           05           02/01/04          0
    0400907309                           N            01/01/19
    0


    8977668          E82/G02             F           73,000.00         ZZ
                                         180         72,502.02          3
                                       6.125            620.96         35
                                       5.875            620.96
    JEFFERSON TOWNS  NJ   07849          2            12/16/03         00
    0400907358                           05           02/01/04          0
    0400907358                           N            01/01/19
    0


    8977688          E82/G02             F           67,800.00         ZZ
                                         180         67,327.58          1
1


                                       5.875            567.57         68
                                       5.625            567.57
    GROVEPORT        OH   43125          2            12/17/03         00
    0400927448                           05           02/01/04          0
    0400927448                           O            01/01/19
    0


    8977706          E82/G02             F           76,100.00         ZZ
                                         180         75,295.56          1
                                       5.750            631.94         74
                                       5.500            631.94
    RACINE           WI   53402          2            12/17/03         00
    0400930210                           05           02/01/04          0
    0400930210                           O            01/01/19
    0


    8977714          742/G02             F           89,600.00         ZZ
                                         180         88,974.65          1
                                       5.875            750.06         80
                                       5.625            750.06
    CHITTENANGO      NY   13037          1            12/08/03         00
    0437214349                           05           02/01/04          0
    10089829                             O            01/01/19
    0


    8977748          U05/G02             F          191,920.00         ZZ
                                         180        190,582.75          1
                                       5.875          1,606.60         80
                                       5.625          1,606.60
    LAS VEGAS        NV   89119          1            12/05/03         00
    0437224926                           05           02/01/04          0
    3449740                              O            01/01/19
    0


    8977808          742/G02             F          124,000.00         ZZ
                                         180        123,098.16          1
                                       5.375          1,004.98         80
                                       5.125          1,004.98
    ALBANY           NY   12205          1            12/10/03         00
    0437214331                           05           02/01/04          0
    10100170                             O            01/01/19
    0


    8977932          E22/G02             F           80,000.00         ZZ
                                         180         79,412.14          1
                                       5.875            669.69         80
                                       5.625            669.69
    LEWISVILLE       TX   75067          1            12/18/03         00
    0419388731                           05           02/01/04          0
1


    0419388731                           N            01/01/19
    0


    8979356          U05/G02             F          180,000.00         ZZ
                                         180        178,094.18          1
                                       5.750          1,494.74         80
                                       5.500          1,494.74
    ONTARIO          CA   91764          5            11/28/03         00
    0437213614                           05           01/01/04          0
    3447764                              O            12/01/18
    0


    8979438          U05/G02             F          110,750.00         ZZ
                                         180        109,961.88          1
                                       5.625            912.28         66
                                       5.375            912.28
    HOUSTON          TX   77095          2            12/09/03         00
    0437225709                           05           02/01/04          0
    3000430495                           O            01/01/19
    0


    8980854          Q73/G02             F           38,100.00         ZZ
                                         180         37,842.85          1
                                       6.250            326.68         70
                                       6.000            326.68
    GULFPORT         MS   39503          2            12/12/03         00
    0437212525                           05           02/01/04          0
    STARNES3090604                       N            01/01/19
    0


    8981412          E57/G02             F          179,990.00         ZZ
                                         180        178,709.15          1
                                       5.625          1,482.63         65
                                       5.375          1,482.63
    FONTANA          CA   92336          1            12/02/03         00
    0437348980                           05           02/01/04          0
    06020224                             O            01/01/19
    0


    8982024          E22/G02             F          100,000.00         ZZ
                                         180         99,280.86          1
                                       5.500            817.08         80
                                       5.250            817.08
    ALVARADO         TX   76009          5            12/15/03         00
    0419232046                           05           02/01/04          0
    0419232046                           O            01/01/19
    0


1


    8982030          E22/G02             F          128,000.00         T
                                         180        127,079.49          1
                                       5.500          1,045.87         80
                                       5.250          1,045.87
    GAINESVILLE,     FL   32605          1            12/19/03         00
    0419240312                           05           02/01/04          0
    0419240312                           O            01/01/19
    0


    8982080          E22/G02             F          109,600.00         ZZ
                                         180        108,820.06          1
                                       5.625            902.81         80
                                       5.375            902.81
    DEPTFORD TWP     NJ   08051          2            12/15/03         00
    0419295837                           05           02/01/04          0
    0419295837                           O            01/01/19
    0


    8982166          E22/G02             F           41,000.00         ZZ
                                         180         40,732.01          1
                                       6.625            359.98         74
                                       6.375            359.98
    MIDWEST CITY     OK   73110          5            12/19/03         00
    0419351390                           07           02/01/04          0
    0419351390                           N            01/01/19
    0


    8982174          E22/G02             F          104,000.00         ZZ
                                         180        103,266.61          2
                                       6.250            891.72         80
                                       6.000            891.72
    BAKERSFIELD      CA   93308          5            12/12/03         00
    0419352323                           05           02/01/04          0
    0419352323                           O            01/01/19
    0


    8982186          E22/G02             F           50,000.00         ZZ
                                         180         49,673.18          1
                                       6.625            439.00         80
                                       6.375            439.00
    WEST PALM BEACH  FL   33407          1            12/19/03         00
    0419412333                           01           02/01/04          0
    0419412333                           N            01/01/19
    0


    8982224          E22/G02             F          120,000.00         ZZ
                                         180        119,207.20          1
                                       6.500          1,045.33         80
                                       6.250          1,045.33
1


    OMAHA            NE   68132          5            12/19/03         00
    0418668091                           05           02/01/04          0
    0418668091                           N            01/01/19
    0


    8982272          E22/G02             F           71,000.00         ZZ
                                         180         70,510.50          1
                                       6.000            599.14         65
                                       5.750            599.14
    EDWARDSVILLE     IL   62025          5            12/15/03         00
    0419050208                           05           02/01/04          0
    0419050208                           O            01/01/19
    0


    8982284          E22/G02             F          102,400.00         ZZ
                                         120        101,104.48          1
                                       5.375          1,104.98         80
                                       5.125          1,104.98
    HIXSON           TN   37343          5            12/15/03         00
    0419117148                           05           02/01/04          0
    0419117148                           O            01/01/14
    0


    8982318          E22/G02             F          110,000.00         ZZ
                                         180        109,225.41          1
                                       5.750            913.45         79
                                       5.500            913.45
    SPARKS           NV   89431          5            12/09/03         00
    0419153358                           05           02/01/04          0
    0419153358                           O            01/01/19
    0


    8982524          E22/G02             F           54,600.00         ZZ
                                         180         54,211.45          1
                                       5.625            449.76         60
                                       5.375            449.76
    FOREST HILL      TX   76119          1            12/19/03         00
    0419406020                           05           02/01/04          0
    0419406020                           O            01/01/19
    0


    8982606          975/G02             F          180,000.00         ZZ
                                         180        178,705.54          1
                                       5.500          1,470.75         80
                                       5.250          1,470.75
    FONTANA          CA   92337          5            12/01/03         00
    0437224199                           05           02/01/04          0
    8679805                              O            01/01/19
    0
1




    8983966          K15/G02             F          215,000.00         ZZ
                                         180        212,651.07          2
                                       5.375          1,742.50         48
                                       5.125          1,742.50
    BOSTON           MA   02124          5            12/20/03         00
    0437216674                           05           01/01/04          0
    024605523086                         O            12/01/18
    0


    8984108          H49/G02             F           80,000.00         ZZ
                                         180         79,442.60          1
                                       5.875            669.69         80
                                       5.625            669.69
    GRAIN VALLEY     MO   64029          5            12/05/03         00
    0437212889                           05           02/01/04          0
    536036301                            O            01/01/19
    0


    8984130          T44/G02             F          110,000.00         ZZ
                                         180        108,299.70          1
                                       6.250            943.17         31
                                       6.000            943.17
    APTOS            CA   95003          1            12/04/03         00
    0437216070                           01           02/01/04          0
    1092882                              N            01/01/19
    0


    8984176          H49/G02             F           55,675.00         ZZ
                                         180         55,287.07          1
                                       5.875            466.07         85
                                       5.625            466.07
    WICHITA          KS   67212          5            12/08/03         11
    0437229784                           05           02/01/04          6
    534278                               O            01/01/19
    0


    8984264          313/G02             F           52,500.00         ZZ
                                         180         51,926.41          1
                                       5.375            425.50         62
                                       5.125            425.50
    NORRISTOWN       PA   19401          2            11/17/03         00
    0437244353                           07           01/01/04          0
    9957457                              N            12/01/18
    0


    8984266          313/G02             F           67,200.00         ZZ
                                         180         66,473.41          2
1


                                       5.500            549.09         80
                                       5.250            549.09
    NORRISTOWN       PA   19401          2            11/17/03         00
    0437225584                           05           01/01/04          0
    9953308                              N            12/01/18
    0


    8984282          313/G02             F          304,000.00         ZZ
                                         180        300,747.35          1
                                       5.625          2,504.15         80
                                       5.375          2,504.15
    ARLINGTON        VA   22203          1            11/24/03         00
    0437219991                           05           01/01/04          0
    9975459                              O            12/01/18
    0


    8984284          313/G02             F          108,000.00         ZZ
                                         180        106,856.49          1
                                       5.750            896.85         80
                                       5.500            896.85
    CHARLOTTESVILLE  VA   22902          1            11/25/03         00
    0437224637                           05           01/01/04          0
    9977729                              N            12/01/18
    0


    8984288          313/G02             F          171,000.00         ZZ
                                         180        169,808.51          2
                                       5.875          1,431.48         95
                                       5.625          1,431.48
    CHICAGO          IL   60608          2            11/24/03         01
    0437226566                           05           02/01/04         25
    9927930                              O            01/01/19
    0


    8984550          X89/G02             F          112,250.00         ZZ
                                         180        111,473.33          1
                                       6.000            947.23         57
                                       5.750            947.23
    RIVERSIDE        CA   92509          5            12/17/03         00
    0437235120                           05           02/01/04          0
    8713416                              O            01/01/19
    0


    8984686          N74/G02             F          120,900.00         ZZ
                                         180        120,012.16          1
                                       5.250            971.89         45
                                       5.000            971.89
    RESTON           VA   20191          2            12/15/03         00
    0437219793                           09           02/01/04          0
1


    8677873                              O            01/01/19
    0


    8985010          N74/G02             F           85,500.00         ZZ
                                         180         84,916.77          1
                                       6.125            727.28         89
                                       5.875            727.28
    TOOELE           UT   84074          5            12/12/03         01
    0437226038                           05           02/01/04         12
    0033883010                           O            01/01/19
    0


    8985022          N74/G02             F           35,150.00         ZZ
                                         180         34,800.74          1
                                       6.500            306.19         95
                                       6.250            306.19
    PINE BLUFF       AR   71603          5            12/15/03         10
    0437226277                           05           01/19/04         25
    0033890010                           O            12/19/18
    0


    8985530          168/168             F          128,000.00         ZZ
                                         180        126,658.90          1
                                       5.875          1,071.52         80
                                       5.625          1,071.52
    MOREAU           NY   12828          2            11/05/03         00
    3779873                              05           01/01/04          0
    0379798735                           O            12/01/18
    0


    8985554          H49/G02             F           52,000.00         ZZ
                                         180         51,632.90          1
                                       6.000            438.81         80
                                       5.750            438.81
    BLUE ISLAND      IL   60406          1            12/09/03         00
    0437229776                           05           02/01/04          0
    53929399                             N            01/01/19
    0


    8985630          601/G02             F          330,000.00         ZZ
                                         180        325,302.38          1
                                       5.750          2,740.36         46
                                       5.500          2,740.36
    BOXBOROUGH       MA   01719          2            10/03/03         00
    0437224694                           05           12/01/03          0
    6358096                              O            11/01/18
    0


1


    8986446          M07/G02             F           89,000.00         ZZ
                                         180         88,412.00          1
                                       6.500            775.29         38
                                       6.250            775.29
    CHINO            CA   91710          5            12/09/03         00
    0437233067                           05           02/01/04          0
    02312015                             O            01/01/19
    0


    8986648          Q14/G02             F           63,000.00         ZZ
                                         180         62,376.07          1
                                       5.500            514.76         68
                                       5.250            514.76
    CEDAR RAPIDS     IA   52405          5            12/18/03         00
    0437216112                           05           02/01/04          0
    0000317139                           O            01/01/19
    0


    8986726          Q14/G02             F          120,000.00         ZZ
                                         180        119,163.88          1
                                       5.875          1,004.54         72
                                       5.625          1,004.54
    BELLE PLAINE     IA   52208          5            12/19/03         00
    0437215874                           05           02/01/04          0
    0000316892                           O            01/01/19
    0


    8986902          X89/G02             F          300,000.00         T
                                         180        297,842.55          1
                                       5.500          2,451.26         56
                                       5.250          2,451.26
    GRASONVILLE      MD   21638          2            12/10/03         00
    0437255268                           01           02/01/04          0
    2026322                              O            01/01/19
    0


    8987008          168/168             F           42,250.00         ZZ
                                         180         40,112.69          1
                                       6.125            359.39         65
                                       5.875            359.39
    PHILADELPHIA     PA   19111          5            03/12/03         00
    3175858                              05           05/01/03          0
    0319758583                           N            04/01/18
    0


    8987052          Q73/G02             F          191,500.00         ZZ
                                         180        189,842.85          1
                                       5.500          1,564.71         71
                                       5.250          1,564.71
1


    BIRMINGHAM       AL   35242          1            12/15/03         00
    0437252133                           05           02/01/04          0
    3151723                              O            01/01/19
    0


    8987086          168/168             F           95,200.00         ZZ
                                         180         86,430.40          1
                                       5.625            784.19         42
                                       5.375            784.19
    PARAMOUNT        CA   90723          2            03/26/03         00
    0957838                              05           05/01/03          0
    0099578387                           O            04/01/18
    0


    8987112          U05/G02             F          312,000.00         ZZ
                                         180        309,848.98          1
                                       6.000          2,632.83         80
                                       5.750          2,632.83
    CARMICHAEL       CA   95608          5            12/09/03         00
    0437226681                           05           02/01/04          0
    3446198                              O            01/01/19
    0


    8987156          E22/G02             F           63,900.00         ZZ
                                         180         63,324.12          1
                                       5.625            526.36         80
                                       5.375            526.36
    TOPEKA           KS   66605          2            12/18/03         00
    0418952495                           05           02/01/04          0
    0418952495                           O            01/01/19
    0


    8987238          E22/G02             F          204,750.00         ZZ
                                         180        203,262.03          1
                                       5.375          1,659.43         90
                                       5.125          1,659.43
    CINCINNATI       OH   45230          1            12/23/03         01
    0419092754                           05           02/01/04         12
    0419092754                           O            01/01/19
    0


    8987240          E22/G02             F           53,275.00         T
                                         180         52,895.89          1
                                       5.625            438.84         68
                                       5.375            438.84
    HOUSTON          TX   77023          2            12/22/03         00
    0419094172                           05           02/01/04          0
    0419094172                           O            01/01/19
    0
1




    8987334          E82/G02             F           83,400.00         ZZ
                                         180         82,825.01          1
                                       6.000            703.78         54
                                       5.750            703.78
    ZEPHYRHILLS      FL   33541          2            12/18/03         00
    0400927760                           05           02/01/04          0
    0400927760                           O            01/01/19
    0


    8987370          E22/G02             F          323,020.00         TX
                                         180        320,672.53          1
                                       5.375          2,617.97         80
                                       5.125          2,617.97
    ENNIS            TX   75119          5            12/18/03         00
    0419199856                           05           02/01/04          0
    0419199856                           O            01/01/19
    0


    8987416          E22/G02             F           74,000.00         ZZ
                                         180         73,456.57          1
                                       5.250            594.87         74
                                       5.000            594.87
    RICE LAKE        WI   54868          5            12/18/03         00
    0419225354                           05           02/01/04          0
    0419225354                           O            01/01/19
    0


    8987418          E22/G02             F          148,000.00         ZZ
                                         180        147,022.22          1
                                       6.500          1,289.24         80
                                       6.250          1,289.24
    WEST DES MOINES  IA   50265          5            12/23/03         00
    0419225768                           05           02/01/04          0
    0419225768                           N            01/01/19
    0


    8987422          E22/G02             F          248,000.00         ZZ
                                         180        246,235.17          1
                                       5.625          2,042.85         69
                                       5.375          2,042.85
    RICHARDSON       TX   75082          5            12/16/03         00
    0419226758                           03           02/01/04          0
    0419226758                           O            01/01/19
    0


    8987478          E22/G02             F          101,700.00         ZZ
                                         180        100,941.14          1
1


                                       5.875            851.35         93
                                       5.625            851.35
    HUNTSVILLE       AL   35803          5            12/18/03         11
    0419267265                           05           02/01/04         25
    0419267265                           O            01/01/19
    0


    8987522          E22/G02             F          160,000.00         ZZ
                                         180        158,837.26          1
                                       5.375          1,296.74         80
                                       5.125          1,296.74
    WESTMINSTER      CO   80030          2            12/18/03         00
    0419290325                           05           02/01/04          0
    0419290325                           O            01/01/19
    0


    8987596          E22/G02             F          264,000.00         ZZ
                                         180        261,970.25          1
                                       5.625          2,174.65         80
                                       5.375          2,174.65
    CANTON           GA   30114          1            12/22/03         00
    0419002068                           03           02/01/04          0
    0419002068                           O            01/01/19
    0


    8987608          E22/G02             F          131,750.00         ZZ
                                         180        130,792.54          1
                                       5.375          1,067.79         85
                                       5.125          1,067.79
    CLAYTON          WA   99110          2            12/16/03         04
    0419321146                           05           02/01/04          6
    0419321146                           O            01/01/19
    0


    8987650          E22/G02             F           45,300.00         ZZ
                                         180         44,984.37          1
                                       5.875            379.21         74
                                       5.625            379.21
    DECHERD          TN   37324          5            12/18/03         00
    0419331459                           05           02/01/04          0
    0419331459                           O            01/01/19
    0


    8987750          E22/G02             F           49,950.00         ZZ
                                         180         49,605.36          1
                                       6.125            424.89         90
                                       5.875            424.89
    LUVERNE          AL   36049          5            12/17/03         04
    0419112503                           05           02/01/04         25
1


    0419112503                           O            01/01/19
    0


    8987774          E22/G02             F           55,000.00         ZZ
                                         180         54,604.46          2
                                       5.500            449.40         48
                                       5.250            449.40
    NORTH PRAIRIE    WI   53153          5            12/17/03         00
    0419119862                           05           02/01/04          0
    0419119862                           O            01/01/19
    0


    8987854          E22/G02             F          103,500.00         ZZ
                                         180        102,747.84          1
                                       5.375            838.83         90
                                       5.125            838.83
    TROUTDALE        OR   97060          1            12/18/03         10
    0419375555                           05           02/01/04         20
    0419375555                           N            01/01/19
    0


    8987878          E22/G02             F          120,000.00         ZZ
                                         180        118,995.81          1
                                       5.250            964.65         90
                                       5.000            964.65
    HOUSTON          TX   77084          2            12/18/03         01
    0419396643                           03           02/01/04         25
    0419396643                           O            01/01/19
    0


    8988008          E22/G02             F          177,000.00         ZZ
                                         180        175,677.11          1
                                       5.500          1,446.24         79
                                       5.250          1,446.24
    ALBUQUERQUE      NM   87113          2            12/22/03         00
    0419230461                           05           02/01/04          0
    0419230461                           N            01/01/19
    0


    8988260          E22/G02             F          175,000.00         ZZ
                                         180        173,741.49          1
                                       5.500          1,429.90         76
                                       5.250          1,429.90
    ROLLING MEADOWS  IL   60008          2            12/17/03         00
    0418564076                           05           02/01/04          0
    0418564076                           O            01/01/19
    0


1


    8988272          E22/G02             F          250,000.00         ZZ
                                         180        248,183.20          1
                                       5.375          2,026.16         20
                                       5.125          2,026.16
    BETHESDA         MD   20816          2            12/12/03         00
    0418709945                           05           02/01/04          0
    0418709945                           O            01/01/19
    0


    8988278          E22/G02             F           92,000.00         ZZ
                                         180         91,338.38          1
                                       5.500            751.72         80
                                       5.250            751.72
    WEBSTER          TX   77598          5            12/16/03         00
    0418768552                           03           02/01/04          0
    0418768552                           O            01/01/19
    0


    8988384          E22/G02             F           73,500.00         ZZ
                                         180         72,895.33          1
                                       5.750            610.35         21
                                       5.500            610.35
    HAYWARD          CA   94541          2            12/10/03         00
    0419375423                           05           02/01/04          0
    0419375423                           N            01/01/19
    0


    8988500          E22/G02             F          330,000.00         ZZ
                                         180        327,576.61          1
                                       5.250          2,652.80         69
                                       5.000          2,652.80
    AUSTIN           TX   78727          1            12/22/03         00
    0419205125                           05           02/01/04          0
    0419205125                           O            01/01/19
    0


    8988506          E22/G02             F          290,000.00         ZZ
                                         180        287,979.37          1
                                       5.875          2,427.64         45
                                       5.625          2,427.64
    SAN MATEO        CA   94401          2            12/08/03         00
    0419205901                           05           02/01/04          0
    0419205901                           O            01/01/19
    0


    8988564          E22/G02             F           65,075.00         ZZ
                                         180         64,649.67          1
                                       6.625            571.35         95
                                       6.375            571.35
1


    SILOAM SPRINGS   AR   72761          5            12/17/03         04
    0419277868                           05           02/01/04         30
    0419277868                           O            01/01/19
    0


    8988612          E22/G02             F           68,500.00         ZZ
                                         180         68,042.58          1
                                       6.375            592.01         86
                                       6.125            592.01
    HOUSTON          TX   77033          2            12/16/03         04
    0419289954                           05           02/01/04         12
    0419289954                           O            01/01/19
    0


    8988758          E22/G02             F           95,000.00         ZZ
                                         180         94,372.37          1
                                       6.500            827.55         95
                                       6.250            827.55
    PIEDMONT         SC   29673          5            12/17/03         10
    0419299128                           05           02/01/04         30
    0419299128                           O            01/01/19
    0


    8988942          E22/G02             F          118,000.00         ZZ
                                         180        116,657.95          1
                                       5.625            972.00         43
                                       5.375            972.00
    ROHNERT PARK     CA   94928          5            12/12/03         00
    0419356084                           09           02/01/04          0
    0419356084                           O            01/01/19
    0


    8990056          E82/G02             F          117,200.00         ZZ
                                         180        116,354.78          1
                                       5.500            957.62         52
                                       5.250            957.62
    FRANKLIN         WI   53132          2            12/22/03         00
    0400930459                           05           02/01/04          0
    0400930459                           O            01/01/19
    0


    8990062          E82/G02             F          106,200.00         ZZ
                                         180        105,452.17          1
                                       5.750            881.90         66
                                       5.500            881.90
    SPARKS           NV   89436          2            12/22/03         00
    0400935185                           03           02/01/04          0
    0400935185                           O            01/01/19
    0
1




    8990068          E82/G02             F          210,000.00         ZZ
                                         180        208,536.78          1
                                       5.875          1,757.95         62
                                       5.625          1,757.95
    ANNAPOLIS        MD   21401          5            12/19/03         00
    0400929683                           05           02/01/04          0
    0400929683                           O            01/01/19
    0


    8990082          E82/G02             F          114,500.00         ZZ
                                         180        113,702.19          1
                                       5.875            958.50         62
                                       5.625            958.50
    PALM DESERT      CA   92260          2            12/19/03         00
    0400917506                           03           02/01/04          0
    0400917506                           O            01/01/19
    0


    8990092          E82/G02             F           53,200.00         ZZ
                                         180         52,844.75          3
                                       6.375            459.78         89
                                       6.125            459.78
    ROCK ISLAND      IL   61201          2            12/23/03         10
    0400928339                           05           02/01/04         12
    0400928339                           O            01/01/19
    0


    8990696          Q87/G02             F           55,200.00         ZZ
                                         180         54,621.66          1
                                       5.875            462.09         85
                                       5.625            462.09
    POTTS CAMP       MS   38659          5            12/05/03         10
    0437256456                           05           01/10/04          6
    MIBI02                               O            12/10/18
    0


    8990880          H81/G02             F           50,000.00         ZZ
                                         180         49,673.18          2
                                       6.625            439.00         50
                                       6.375            439.00
    WEST ALLIS       WI   53214          1            12/15/03         00
    0437227200                           05           02/01/04          0
    WH22992                              N            01/01/19
    0


    8991606          Y62/G02             F          296,000.00         ZZ
                                         180        293,848.90          1
1


                                       5.375          2,398.98         80
                                       5.125          2,398.98
    FULLERTON        CA   92833          2            12/12/03         00
    0437232804                           01           02/01/04          0
    8908312000                           O            01/01/19
    0


    8991926          E22/G02             F           89,100.00         ZZ
                                         180         88,340.84          1
                                       5.750            739.90         67
                                       5.500            739.90
    CORVALLIS        OR   97333          2            12/18/03         00
    0419052725                           05           02/01/04          0
    0419052725                           O            01/01/19
    0


    8992100          E22/G02             F           96,800.00         TX
                                         180         96,089.15          1
                                       5.250            778.15         73
                                       5.000            778.15
    DESOTO           TX   75115          5            12/19/03         00
    0419196407                           05           02/01/04          0
    0419196407                           O            01/01/19
    0


    8992142          E22/G02             F          144,800.00         ZZ
                                         180        143,721.14          1
                                       5.375          1,173.55         80
                                       5.125          1,173.55
    GULFPORT         MS   39503          5            12/19/03         00
    0419227608                           05           02/01/04          0
    0419227608                           O            01/01/19
    0


    8992152          E22/G02             F          106,000.00         ZZ
                                         180        105,045.20          1
                                       5.625            873.16         85
                                       5.375            873.16
    HOUSTON          TX   77036          2            12/19/03         01
    0419232152                           03           02/01/04         12
    0419232152                           O            01/01/19
    0


    8992354          E22/G02             F           88,600.00         TX
                                         180         87,962.83          1
                                       5.500            723.94         80
                                       5.250            723.94
    HOUSTON          TX   77015          5            12/17/03         00
    0419295852                           05           02/01/04          0
1


    0419295852                           O            01/01/19
    0


    8992598          E22/G02             F          140,400.00         TX
                                         180        139,411.34          1
                                       5.750          1,165.90         67
                                       5.500          1,165.90
    HOUSTON          TX   77077          5            12/19/03         00
    0419371513                           03           02/01/04          0
    0419371513                           O            01/01/19
    0


    8992824          E22/G02             F           55,700.00         ZZ
                                         180         55,307.78          1
                                       5.750            462.54         89
                                       5.500            462.54
    NEW ORLEANS      LA   70126          5            12/17/03         01
    0419395769                           05           02/01/04         12
    0419395769                           O            01/01/19
    0


    8992908          E22/G02             F          100,000.00         ZZ
                                         180         99,290.06          2
                                       6.500            871.11         67
                                       6.250            871.11
    LAKE WORTH       FL   33461          5            12/23/03         00
    0419411285                           05           02/01/04          0
    0419411285                           N            01/01/19
    0


    8992970          E22/G02             F          111,000.00         ZZ
                                         180        110,126.22          1
                                       5.250            892.30         79
                                       5.000            892.30
    COLORADO SPRING  CO   80906          2            12/24/03         00
    0419424742                           01           02/01/04          0
    0419424742                           N            01/01/19
    0


    8993566          X82/G02             F          300,000.00         ZZ
                                         180        297,975.20          1
                                       6.250          2,572.27         47
                                       6.000          2,572.27
    OWINGS           MD   20736          1            12/15/03         00
    0437224579                           05           02/01/04          0
    874425                               O            01/01/19
    0


1


    8996290          E22/G02             F          273,160.00         ZZ
                                         180        271,195.57          1
                                       5.500          2,231.95         80
                                       5.250          2,231.95
    LIVINGSTON       CA   95334          1            12/22/03         00
    0419321906                           05           02/01/04          0
    0419321906                           O            01/01/19
    0


    8996322          E22/G02             F          118,800.00         ZZ
                                         180        117,906.45          1
                                       6.250          1,018.62         90
                                       6.000          1,018.62
    HICKORY CREEK    TX   75065          1            12/26/03         04
    0419447636                           05           02/01/04         30
    0419447636                           N            01/01/19
    0


    8996420          E22/G02             F          104,875.00         ZZ
                                         180        104,159.60          4
                                       6.125            892.09         75
                                       5.875            892.09
    SPRINGFIELD      MO   65806          2            12/26/03         00
    0419261250                           05           02/01/04          0
    0419261250                           N            01/01/19
    0


    8996646          168/168             F           91,800.00         ZZ
                                         180         91,193.50          4
                                       6.500            799.68         88
                                       6.250            799.68
    CICERO           NY   13039          1            12/15/03         14
    3787344                              05           02/01/04         12
    0379873443                           N            01/01/19
    0


    8996730          168/168             F          140,000.00         ZZ
                                         180        138,533.18          1
                                       5.875          1,171.97         77
                                       5.625          1,171.97
    MIAMI            FL   33178          2            11/26/03         00
    3777387                              01           01/01/04          0
    0379773872                           N            12/01/18
    0


    8996960          S27/G02             F           85,250.00         ZZ
                                         180         84,655.99          1
                                       5.875            713.65         75
                                       5.625            713.65
1


    JACKSONVILLE     FL   32205          5            12/22/03         00
    0437242472                           03           02/01/04          0
    1010034524                           N            01/01/19
    0


    8997156          S27/G02             F           86,500.00         ZZ
                                         180         85,897.29          1
                                       5.875            724.11         75
                                       5.625            724.11
    JACKSONVILLE     FL   32205          5            12/22/03         00
    0437228505                           05           02/01/04          0
    1010034525                           N            01/01/19
    0


    8999594          E22/G02             F          267,000.00         TX
                                         180        265,139.61          1
                                       5.875          2,235.11         71
                                       5.625          2,235.11
    SUGAR LAND       TX   77478          5            12/22/03         00
    0419164215                           03           02/01/04          0
    0419164215                           O            01/01/19
    0


    8999658          E22/G02             F          102,400.00         ZZ
                                         180        101,625.66          1
                                       5.375            829.92         80
                                       5.125            829.92
    VANCOUVER        WA   98661          2            11/25/03         00
    0419160890                           05           02/01/04          0
    0419160890                           O            01/01/19
    0


    8999698          E22/G02             F          180,000.00         ZZ
                                         180        178,678.15          1
                                       5.250          1,446.98         80
                                       5.000          1,446.98
    PROVO            UT   84604          5            12/22/03         00
    0419146352                           05           02/01/04          0
    0419146352                           O            01/01/19
    0


    8999746          E22/G02             F          148,000.00         ZZ
                                         180        146,945.07          1
                                       5.625          1,219.12         80
                                       5.375          1,219.12
    DESERT HOT SPRI  CA   92241          5            12/12/03         00
    0419101480                           05           02/01/04          0
    0419101480                           O            01/01/19
    0
1




    8999866          E22/G02             F           30,000.00         ZZ
                                         120         28,671.30          1
                                       6.250            336.84         39
                                       6.000            336.84
    NEW IBERIA       LA   70560          5            12/22/03         00
    0419377932                           05           02/01/04          0
    0419377932                           O            01/01/14
    0


    9001382          Y21/G02             F          224,000.00         ZZ
                                         180        222,389.40          1
                                       5.875          1,875.15         80
                                       5.625          1,875.15
    TUALATIN         OR   97062          1            11/25/03         00
    0437236276                           05           02/01/04          0
    203918738                            O            01/01/19
    0


    9001470          Y21/G02             F           81,000.00         ZZ
                                         180         80,151.33          1
                                       5.875            678.07         60
                                       5.625            678.07
    GUSTINE          CA   95322          2            11/20/03         00
    0437236078                           05           01/01/04          0
    203807260                            N            12/01/18
    0


    9001816          K15/G02             F           87,000.00         ZZ
                                         180         86,387.37          2
                                       5.750            722.46         51
                                       5.500            722.46
    PROVIDENCE       RI   02909          5            12/08/03         00
    0437273824                           05           02/01/04          0
    029705514718                         O            01/01/19
    0


    9002332          E22/G02             F          116,000.00         TX
                                         180        115,174.51          1
                                       5.625            955.53         80
                                       5.375            955.53
    HOUSTON          TX   77014          5            12/24/03         00
    0419333232                           03           02/01/04          0
    0419333232                           O            01/01/19
    0


    9002366          E22/G02             F          130,000.00         ZZ
                                         180        129,065.11          1
1


                                       5.500          1,062.21         52
                                       5.250          1,062.21
    ST.ROBERT        MO   65584          5            12/23/03         00
    0419293998                           05           02/01/04          0
    0419293998                           O            01/01/19
    0


    9002526          E22/G02             F           52,500.00         ZZ
                                         180         52,008.21          1
                                       6.375            453.73         70
                                       6.125            453.73
    SPOKANE VALLEY   WA   99212          5            12/09/03         00
    0419157615                           05           02/01/04          0
    0419157615                           N            01/01/19
    0


    9002556          E22/G02             F           76,200.00         ZZ
                                         180         75,669.07          2
                                       5.875            637.88         63
                                       5.625            637.88
    GRAND RAPIDS     MI   49503          2            12/24/03         00
    0419197488                           05           02/01/04          0
    0419197488                           O            01/01/19
    0


    9002616          E22/G02             F           46,575.00         ZZ
                                         180         46,220.45          1
                                       6.250            399.34         75
                                       6.000            399.34
    VIRGNIA BEACH    VA   23452          1            12/30/03         00
    0418355681                           07           02/01/04          0
    0418355681                           N            01/01/19
    0


    9002630          E22/G02             F          101,000.00         ZZ
                                         180        100,288.80          1
                                       5.750            838.71         75
                                       5.500            838.71
    BURLESON         TX   76028          5            12/24/03         00
    0418903225                           05           02/01/04          0
    0418903225                           O            01/01/19
    0


    9002638          E22/G02             F          250,000.00         ZZ
                                         180        246,174.24          1
                                       5.375          2,026.16         66
                                       5.125          2,026.16
    SALVISA          KY   40372          2            12/24/03         00
    0418955407                           05           02/01/04          0
1


    0418955407                           O            01/01/19
    0


    9002912          P09/G02             F          282,000.00         ZZ
                                         180        279,972.00          1
                                       5.500          2,304.18         79
                                       5.250          2,304.18
    ESSEX            MD   21221          1            12/17/03         00
    0437239775                           05           02/01/04          0
    3009090056                           O            01/01/19
    0


    9002926          168/168             F           97,750.00         ZZ
                                         180         95,361.57          1
                                       6.000            824.87         85
                                       5.750            824.87
    WHITESTOWN       NY   13492          2            10/28/03         14
    3739764                              05           01/01/04          6
    0379397641                           O            12/01/18
    0


    9003254          A46/G02             F          148,000.00         T
                                         180        147,022.22          1
                                       6.500          1,289.24         80
                                       6.250          1,289.24
    CORPUS CHRISTI   TX   78373          1            12/19/03         00
    0437233273                           06           02/01/04          0
    8678847                              O            01/01/19
    0


    9003260          W68/G02             F          161,600.00         ZZ
                                         180        159,906.90          1
                                       5.875          1,352.78         80
                                       5.625          1,352.78
    HOUSTON          TX   77043          5            11/24/03         00
    0437244197                           03           01/01/04          0
    3110206                              O            12/01/18
    0


    9003458          E57/G02             F          115,500.00         ZZ
                                         180        114,686.69          1
                                       5.750            959.12         75
                                       5.500            959.12
    SELMA            CA   93662          1            12/08/03         00
    0437235930                           05           02/01/04          0
    24000169                             N            01/01/19
    0


1


    9003488          E57/G02             F          115,500.00         ZZ
                                         180        114,686.69          1
                                       5.750            959.12         75
                                       5.500            959.12
    SELMA            CA   93662          1            12/09/03         00
    0437255961                           05           02/01/04          0
    24000162                             N            01/01/19
    0


    9003502          738/G02             F          239,000.00         ZZ
                                         180        235,267.24          1
                                       5.750          1,984.69         48
                                       5.500          1,984.69
    HOLLYWOOD        FL   33020          5            12/18/03         00
    0437238819                           05           02/01/04          0
    41575129                             O            01/01/19
    0


    9004474          E22/G02             F          166,250.00         ZZ
                                         180        164,988.59          1
                                       5.875          1,391.71         95
                                       5.625          1,391.71
    LANCASTER        CA   93535          2            12/17/03         01
    0419298203                           05           02/01/04         25
    0419298203                           O            01/01/19
    0


    9004482          E22/G02             F           50,400.00         ZZ
                                         180         50,041.34          1
                                       5.625            415.16         72
                                       5.375            415.16
    FAYETTEVILLE     NC   28303          1            12/31/03         00
    0419241070                           05           02/01/04          0
    0419241070                           O            01/01/19
    0


    9004544          E22/G02             F           75,200.00         ZZ
                                         180         74,664.85          1
                                       5.625            619.45         80
                                       5.375            619.45
    OGDEN            UT   84408          1            12/24/03         00
    0419176771                           05           02/01/04          0
    0419176771                           N            01/01/19
    0


    9004644          E22/G02             F          196,700.00         ZZ
                                         180        195,140.97          1
                                       5.125          1,568.33         70
                                       4.875          1,568.33
1


    URBANDALE        IA   50322          5            12/26/03         00
    0418904652                           05           02/01/04          0
    0418904652                           O            01/01/19
    0


    9004698          E22/G02             F          116,000.00         ZZ
                                         180        115,225.39          1
                                       6.375          1,002.53         80
                                       6.125          1,002.53
    OMAHA            NE   68132          5            12/31/03         00
    0419045364                           05           02/01/04          0
    0419045364                           N            01/01/19
    0


    9004712          E22/G02             F          206,000.00         ZZ
                                         180        204,518.57          1
                                       5.500          1,683.19         71
                                       5.250          1,683.19
    RICHMOND         CA   94806          5            12/19/03         00
    0418684684                           01           02/01/04          0
    0418684684                           O            01/01/19
    0


    9004944          E22/G02             F           88,000.00         ZZ
                                         180         87,424.82          1
                                       6.625            772.63         86
                                       6.375            772.63
    HUNTSVILLE       TX   77340          2            12/30/03         01
    0419419213                           05           02/01/04         20
    0419419213                           N            01/01/19
    0


    9004970          E22/G02             F           63,000.00         ZZ
                                         180         62,579.30          1
                                       6.375            544.48         67
                                       6.125            544.48
    PINSON           AL   35126          5            12/31/03         00
    0419385141                           05           02/01/04          0
    0419385141                           N            01/01/19
    0


    9004976          E22/G02             F          148,000.00         ZZ
                                         180        146,513.74          1
                                       5.875          1,238.94         36
                                       5.625          1,238.94
    SAN DIEGO        CA   92109          2            12/23/03         00
    0419386511                           01           02/01/04          0
    0419386511                           N            01/01/19
    0
1




    9005066          E22/G02             F           63,000.00         ZZ
                                         180         62,579.30          1
                                       6.375            544.48         70
                                       6.125            544.48
    PINSON           AL   35126          5            12/31/03         00
    0419373394                           05           02/01/04          0
    0419373394                           N            01/01/19
    0


    9005528          N74/G02             F           73,600.00         ZZ
                                         120         72,675.05          1
                                       5.500            798.75         80
                                       5.250            798.75
    DRAKES BRANCH    VA   23937          5            12/19/03         00
    0437242852                           05           02/01/04          0
    8699860                              O            01/01/14
    0


    9005650          E47/G02             F          157,000.00         ZZ
                                         180        155,859.05          1
                                       5.375          1,272.43         53
                                       5.125          1,272.43
    SACRAMENTO       CA   95825          2            12/19/03         00
    0437245160                           09           02/01/04          0
    7359517415                           N            01/01/19
    0


    9005914          H81/G02             F           46,500.00         ZZ
                                         180         46,192.81          2
                                       6.500            405.06         75
                                       6.250            405.06
    MILWAUKEE        WI   53210          5            12/31/03         00
    0437236839                           05           02/01/04          0
    WH23197                              N            01/01/19
    0


    9005948          U05/G02             F          180,000.00         ZZ
                                         180        178,678.15          1
                                       5.250          1,446.98         75
                                       5.000          1,446.98
    BLOOMINGTON      CA   92316          5            12/17/03         00
    0437246697                           05           02/01/04          0
    3449935                              O            01/01/19
    0


    9006048          T17/G02             F          200,000.00         ZZ
                                         180        198,650.13          1
1


                                       6.250          1,714.85         64
                                       6.000          1,714.85
    ALEXANDRIA       VA   22314          5            12/23/03         00
    0437273170                           07           02/01/04          0
    0308210004                           N            01/01/19
    0


    9006772          X91/G02             F          138,600.00         ZZ
                                         180        137,603.26          1
                                       5.500          1,132.48         70
                                       5.250          1,132.48
    KANEOHE          HI   96744          1            12/23/03         00
    0437377708                           01           02/01/04          0
    810926                               N            01/01/19
    0


    9007186          E22/G02             F          159,000.00         ZZ
                                         180        157,820.13          1
                                       5.125          1,267.74         43
                                       4.875          1,267.74
    COVINA           CA   91723          2            12/19/03         00
    0419276951                           05           02/01/04          0
    0419276951                           O            01/01/19
    0


    9007188          E22/G02             F          209,000.00         ZZ
                                         180        207,313.92          1
                                       5.750          1,735.56         95
                                       5.500          1,735.56
    ASHVILLE         AL   35953          5            12/23/03         10
    0419277264                           05           02/01/04         30
    0419277264                           O            01/01/19
    0


    9007192          E22/G02             F          103,000.00         ZZ
                                         180        102,282.33          1
                                       5.875            862.23         46
                                       5.625            862.23
    DRAPER           UT   84020          5            12/24/03         00
    0419301098                           03           02/01/04          0
    0419301098                           N            01/01/19
    0


    9007240          E22/G02             F           70,000.00         ZZ
                                         120         69,558.18          1
                                       5.375            755.36         39
                                       5.125            755.36
    FORT COLLINS     CO   80526          5            01/02/04         00
    0419496112                           05           03/01/04          0
1


    0419496112                           N            02/01/14
    0


    9007966          W40/G02             F          102,500.00         ZZ
                                         120        101,203.21          1
                                       5.375          1,106.06         75
                                       5.125          1,106.06
    PHOENIX          AZ   85042          5            12/19/03         00
    0437258056                           05           02/01/04          0
    1009000960                           O            01/01/14
    0


    9009414          E82/G02             F          115,000.00         ZZ
                                         180        114,172.97          1
                                       5.500            939.65         22
                                       5.250            939.65
    MIAMI            FL   33140          2            12/16/03         00
    0400922688                           05           02/01/04          0
    0400922688                           O            01/01/19
    0


    9009434          E82/G02             F           65,500.00         ZZ
                                         180         65,043.62          1
                                       5.875            548.31         58
                                       5.625            548.31
    PORT ST. LUCIE   FL   34952          2            12/17/03         00
    0400930947                           05           02/01/04          0
    0400930947                           O            01/01/19
    0


    9009448          E82/G02             F           65,500.00         ZZ
                                         180         65,062.62          1
                                       6.375            566.08         25
                                       6.125            566.08
    CARLSBAD         CA   92009          2            12/18/03         00
    0400923645                           01           02/01/04          0
    0400923645                           N            01/01/19
    0


    9009548          168/168             F           60,000.00         ZZ
                                         180         58,902.57          1
                                       5.375            486.28         18
                                       5.125            486.28
    BAYSHORE         NY   11706          5            09/22/03         00
    3552418                              05           11/01/03          0
    0359524184                           O            10/01/18
    0


1


    9009606          168/168             F          263,000.00         ZZ
                                         180        258,287.99          1
                                       5.625          2,166.42         80
                                       5.375          2,166.42
    SCOTTSDALE       AZ   85254          2            09/26/03         00
    3741494                              05           11/01/03          0
    0379414945                           O            10/01/18
    0


    9009860          H81/G02             F           78,500.00         ZZ
                                         180         77,975.79          2
                                       6.375            678.44         57
                                       6.125            678.44
    WEST ALLIS       WI   53214          1            12/29/03         00
    0437248982                           05           02/01/04          0
    8710895                              N            01/01/19
    0


    9010346          X67/G02             F          186,600.00         ZZ
                                         180        185,286.01          1
                                       5.750          1,549.55         70
                                       5.500          1,549.55
    RANCHO CUCAMONG  CA   91730          5            12/11/03         00
    0437243934                           05           02/01/04          0
    0000432622                           O            01/01/19
    0


    9010374          U05/G02             F          209,600.00         TX
                                         180        207,654.96          1
                                       6.000          1,768.72         80
                                       5.750          1,768.72
    PEARLAND         TX   77584          5            12/22/03         00
    0437264807                           03           02/01/04          0
    3000453986                           O            01/01/19
    0


    9010610          N47/G02             F          175,800.00         ZZ
                                         180        174,522.42          1
                                       5.375          1,424.80         69
                                       5.125          1,424.80
    TAMPA            FL   33647          5            12/19/03         00
    0437254279                           05           02/01/04          0
    70500040                             O            01/01/19
    0


    9010736          G34/G02             F          124,000.00         ZZ
                                         180        123,154.12          1
                                       6.125          1,054.78         80
                                       5.875          1,054.78
1


    LAS VEGAS        NV   89128          2            12/29/03         00
    0437260532                           05           02/01/04          0
    77308281                             N            01/01/19
    0


    9011076          E22/G02             F           46,800.00         ZZ
                                         180         46,633.87          1
                                       5.625            385.51         80
                                       5.375            385.51
    BIRMINGHAM       AL   35205          1            01/05/04         00
    0419498167                           01           03/01/04          0
    0419498167                           O            02/01/19
    0


    9011140          E22/G02             F          268,000.00         ZZ
                                         180        266,052.38          1
                                       5.375          2,172.05         45
                                       5.125          2,172.05
    SAN FRANCISCO    CA   94124          2            12/23/03         00
    0419437330                           05           02/01/04          0
    0419437330                           N            01/01/19
    0


    9011338          E22/G02             F           72,000.00         ZZ
                                         180         71,485.45          1
                                       5.625            593.09         79
                                       5.375            593.09
    BATON ROUGE      LA   70811          5            12/30/03         00
    0419389812                           05           02/01/04          0
    0419389812                           O            01/01/19
    0


    9011342          E22/G02             F          229,000.00         TX
                                         180        227,353.16          1
                                       5.500          1,871.12         79
                                       5.250          1,871.12
    MANSFIELD        TX   76063          5            12/30/03         00
    0419390323                           05           02/01/04          0
    0419390323                           O            01/01/19
    0


    9011364          E22/G02             F           75,000.00         ZZ
                                         180         74,471.87          1
                                       5.750            622.81         95
                                       5.500            622.81
    AMBER            OK   73004          5            12/29/03         01
    0419342092                           05           02/01/04         25
    0419342092                           O            01/01/19
    0
1




    9011368          E22/G02             F          151,200.00         ZZ
                                         180        150,157.58          1
                                       6.000          1,275.91         90
                                       5.750          1,275.91
    GAINESVILLE      FL   32607          1            01/05/04         01
    0419345939                           05           02/01/04         25
    0419345939                           N            01/01/19
    0


    9011450          E22/G02             F          256,500.00         TX
                                         120        253,211.37          1
                                       5.125          2,736.28         62
                                       4.875          2,736.28
    SPRING           TX   77380          5            12/30/03         00
    0419299706                           05           02/01/04          0
    0419299706                           O            01/01/14
    0


    9011876          E22/G02             F           55,500.00         ZZ
                                         180         55,129.38          1
                                       6.375            479.66         74
                                       6.125            479.66
    EL PASO          TX   79936          2            01/02/04         00
    0418781241                           05           02/01/04          0
    0418781241                           N            01/01/19
    0


    9011960          E22/G02             F           62,500.00         ZZ
                                         180         60,872.74          1
                                       5.250            502.42         59
                                       5.000            502.42
    IDAHO FALLS      ID   83402          2            12/19/03         00
    0419075353                           05           02/01/04          0
    0419075353                           O            01/01/19
    0


    9012334          L76/G02             F           75,000.00         ZZ
                                         120         74,536.11          1
                                       5.750            823.27         40
                                       5.500            823.27
    DALTON           MN   56324          5            01/16/04         00
    0437355001                           05           03/01/04          0
    9508123000                           O            02/01/14
    0


    9012570          U05/G02             F           88,000.00         TX
                                         180         87,406.06          1
1


                                       6.250            754.53         80
                                       6.000            754.53
    HOUSTON          TX   77083          5            12/19/03         00
    0437262579                           03           02/01/04          0
    3000478171                           O            01/01/19
    0


    9014012          B43/G02             F           63,200.00         ZZ
                                         180         62,782.46          1
                                       6.500            550.54         79
                                       6.250            550.54
    LA PLACE         LA   70068          5            12/18/03         00
    0437254618                           05           02/01/04          0
    41952                                O            01/01/19
    0


    9015054          U35/G02             F           51,200.00         ZZ
                                         180         50,861.73          1
                                       6.500            446.01         70
                                       6.250            446.01
    MILWAUKEE        WI   53215          5            12/26/03         00
    0437287386                           05           02/01/04          0
    8693042                              N            01/01/19
    0


    9015366          X89/G02             F          128,000.00         ZZ
                                         180        127,559.86          1
                                       6.000          1,080.14         78
                                       5.750          1,080.14
    TISHOMINGO       OK   73460          5            01/02/04         00
    0437329410                           05           03/01/04          0
    2025970                              O            02/01/19
    0


    9015750          E22/G02             F          294,000.00         ZZ
                                         180        291,885.71          1
                                       5.500          2,402.23         79
                                       5.250          2,402.23
    WIXOM            MI   48393          2            12/31/03         00
    0419167291                           05           02/01/04          0
    0419167291                           O            01/01/19
    0


    9015802          E22/G02             F          117,000.00         ZZ
                                         180        116,147.57          1
                                       5.750            971.58         42
                                       5.500            971.58
    GLENDALE         CA   91203          2            12/22/03         00
    0419250170                           01           02/01/04          0
1


    0419250170                           N            01/01/19
    0


    9015816          H49/G02             F           51,800.00         ZZ
                                         180         51,450.37          1
                                       6.250            444.15         69
                                       6.000            444.15
    WICHITA          KS   67212          5            12/09/03         00
    0437277031                           05           02/01/04          0
    534327301                            N            01/01/19
    0


    9015902          E22/G02             F          212,550.00         ZZ
                                         180        211,053.28          2
                                       5.750          1,765.04         65
                                       5.500          1,765.04
    FILLMORE         CA   93015          5            12/26/03         00
    0419467758                           05           02/01/04          0
    0419467758                           N            01/01/19
    0


    9015930          E22/G02             F          170,350.00         ZZ
                                         180        169,112.03          1
                                       5.375          1,380.63         75
                                       5.125          1,380.63
    AVA              MO   65608          2            12/31/03         00
    0419492897                           05           02/01/04          0
    0419492897                           O            01/01/19
    0


    9015934          E22/G02             F          164,000.00         TX
                                         180        162,806.85          1
                                       5.750          1,361.87         80
                                       5.500          1,361.87
    LEAGUE CITY      TX   77573          5            12/30/03         00
    0417822327                           03           02/01/04          0
    0417822327                           O            01/01/19
    0


    9016062          E22/G02             F          140,000.00         ZZ
                                         180        139,055.10          1
                                       6.250          1,200.39         70
                                       6.000          1,200.39
    PLANTATION       FL   33317          5            01/06/04         00
    0419327598                           05           02/01/04          0
    0419327598                           N            01/01/19
    0


1


    9016434          168/168             F          132,000.00         ZZ
                                         180        131,109.09          1
                                       6.250          1,131.80         55
                                       6.000          1,131.80
    SPRING VALLEY    NY   10977          2            12/19/03         00
    CD2063                               05           02/01/04          0
    CD2063                               N            01/01/19
    0


    9016534          G33/G02             F          136,000.00         ZZ
                                         180        135,091.83          1
                                       6.375          1,175.38         80
                                       6.125          1,175.38
    HOUSTON          TX   77004          1            12/29/03         00
    0437260110                           05           02/01/04          0
    804173                               N            01/01/19
    0


    9017002          U05/G02             F           62,000.00         TX
                                         180         61,104.17          1
                                       5.500            506.59         54
                                       5.250            506.59
    SHERMAN          TX   75092          2            10/07/03         00
    0437290000                           05           12/01/03          0
    3410687                              O            11/01/18
    0


    9021454          738/G02             F           90,000.00         ZZ
                                         180         89,372.90          1
                                       5.875            753.41         60
                                       5.625            753.41
    MIAMI            FL   33175          5            12/31/03         00
    0437258742                           05           02/01/04          0
    41632240                             N            01/01/19
    0


    9021724          E22/G02             F           71,000.00         ZZ
                                         180         70,739.88          1
                                       5.250            570.75         79
                                       5.000            570.75
    DANVILLE         VA   24541          5            01/02/04         00
    0419236492                           05           03/01/04          0
    0419236492                           O            02/01/19
    0


    9021858          E22/G02             F          165,000.00         ZZ
                                         180        163,825.81          1
                                       5.625          1,359.16         75
                                       5.375          1,359.16
1


    FRESNO           CA   93720          1            12/26/03         00
    0419414941                           05           02/01/04          0
    0419414941                           N            01/01/19
    0


    9021904          E22/G02             F           75,000.00         ZZ
                                         120         74,051.14          1
                                       5.375            809.31         54
                                       5.125            809.31
    PELHAM           AL   35124          2            01/02/04         00
    0419450887                           05           02/01/04          0
    0419450887                           O            01/01/14
    0


    9022062          E22/G02             F          182,400.00         ZZ
                                         180        181,088.28          1
                                       5.500          1,490.36         80
                                       5.250          1,490.36
    MIAMI            FL   33173          5            01/02/04         00
    0418593141                           03           02/01/04          0
    0418593141                           O            01/01/19
    0


    9023106          U05/G02             F           83,200.00         TX
                                         180         82,644.41          1
                                       6.375            719.06         80
                                       6.125            719.06
    HOUSTON          TX   77099          5            12/18/03         00
    0437277023                           03           02/01/04          0
    3000449614                           O            01/01/19
    0


    9023606          P09/G02             F           55,000.00         ZZ
                                         120         54,327.10          1
                                       6.000            610.61         43
                                       5.750            610.61
    BOWIE            MD   20721          2            12/31/03         00
    0437268105                           09           02/01/04          0
    GAINES                               N            01/01/14
    0


    9024408          E82/G02             F           97,300.00         ZZ
                                         180         96,657.17          3
                                       6.500            847.59         70
                                       6.250            847.59
    TORRINGTON       CT   06790          5            12/10/03         00
    0400923389                           05           02/01/04          0
    0400923389                           N            01/01/19
    0
1




    9025256          Q01/G02             F          159,700.00         ZZ
                                         180        157,869.45          1
                                       5.750          1,326.16         90
                                       5.500          1,326.16
    OROVILLE         CA   95966          5            12/22/03         12
    0437276777                           05           02/01/04         12
    182071                               O            01/01/19
    0


    9025574          E22/G02             F          141,600.00         ZZ
                                         180        141,092.01          4
                                       5.500          1,156.99         80
                                       5.250          1,156.99
    AUSTIN           TX   78748          1            01/08/04         00
    0419427422                           05           03/01/04          0
    0419427422                           N            02/01/19
    0


    9025634          E22/G02             F          240,000.00         ZZ
                                         180        239,157.02          1
                                       5.750          1,992.98         80
                                       5.500          1,992.98
    RESEDA           CA   91335          5            01/03/04         00
    0418219903                           01           03/01/04          0
    0418219903                           O            02/01/19
    0


    9025714          E22/G02             F          130,000.00         ZZ
                                         180        128,864.65          1
                                       5.500          1,062.21         80
                                       5.250          1,062.21
    TULARE           CA   93274          2            12/19/03         00
    0419278965                           05           02/01/04          0
    0419278965                           O            01/01/19
    0


    9025808          E22/G02             F           33,750.00         ZZ
                                         180         33,638.81          1
                                       6.500            294.00         75
                                       6.250            294.00
    BIRMINGHAM       AL   35207          5            01/08/04         00
    0419476338                           05           03/01/04          0
    0419476338                           N            02/01/19
    0


    9025822          E22/G02             F           86,500.00         ZZ
                                         180         86,154.13          1
1


                                       5.500            706.78         90
                                       5.250            706.78
    CLEBURNE         TX   76033          1            01/08/04         01
    0419499454                           05           03/01/04         12
    0419499454                           O            02/01/19
    0


    9025966          W58/G02             F          135,000.00         ZZ
                                         180        133,054.46          1
                                       5.875          1,130.11         57
                                       5.625          1,130.11
    SACRAMENTO       CA   95842          5            12/31/03         00
    0437279409                           05           02/15/04          0
    C03C007                              O            01/15/19
    0


    9025984          X21/G02             F           45,000.00         ZZ
                                         180         44,696.26          1
                                       6.250            385.85         77
                                       6.000            385.85
    MARTINSVILLE     VA   24112          5            12/26/03         00
    0437294341                           05           02/01/04          0
    711364                               O            01/01/19
    0


    9026248          N74/G02             F           42,750.00         ZZ
                                         180         42,260.94          1
                                       6.500            372.40         95
                                       6.250            372.40
    MINERAL SPRINGS  AR   71851          5            12/31/03         01
    0437273758                           05           02/06/04         30
    0033985010                           O            01/06/19
    0


    9026412          U05/G02             F           88,000.00         ZZ
                                         180         87,367.16          1
                                       5.500            719.03         80
                                       5.250            719.03
    ARROYO CITY      TX   78583          1            12/15/03         00
    0437267859                           05           02/01/04          0
    3000479443                           O            01/01/19
    0


    9027178          286/286             F          180,000.00         ZZ
                                         180        173,444.29          1
                                       5.500          1,470.76         51
                                       5.250          1,470.76
    MILLEDGEVILLE    GA   31061          2            11/25/03         00
    2945753                              05           01/01/04          0
1


    2945753                              O            12/01/18
    0


    9027188          286/286             F           61,165.00         ZZ
                                         180         60,737.96          1
                                       5.875            512.03         25
                                       5.625            512.03
    MIDDLETOWN       CA   95461          2            12/08/03         00
    2923995                              05           02/01/04          0
    2923995                              N            01/01/19
    0


    9027210          286/286             F           64,000.00         ZZ
                                         180         63,560.79          1
                                       6.125            544.40         80
                                       5.875            544.40
    FARMERS BRANCH   TX   75234          1            12/08/03         00
    2969538                              05           02/01/04          0
    2969538                              N            01/01/19
    0


    9027226          286/286             F           90,200.00         ZZ
                                         180         89,244.97          1
                                       5.750            749.03         50
                                       5.500            749.03
    RICHMOND         VA   23235          2            11/21/03         00
    2929998                              05           01/01/04          0
    2929998                              O            12/01/18
    0


    9027234          286/286             F           92,500.00         ZZ
                                         180         91,848.64          3
                                       5.750            768.13         48
                                       5.500            768.13
    SAVOY            IL   61874          5            12/04/03         00
    2924607                              05           02/01/04          0
    2924607                              N            01/01/19
    0


    9027236          286/286             F          178,000.00         ZZ
                                         180        176,075.48          1
                                       5.500          1,454.41         80
                                       5.250          1,454.41
    SACRAMENTO       CA   95832          5            11/21/03         00
    2921087                              05           01/01/04          0
    2921087                              O            12/01/18
    0


1


    9027272          286/286             F          111,000.00         ZZ
                                         180        109,820.57          1
                                       5.750            921.76         63
                                       5.500            921.76
    SAUK RAPIDS      MN   56379          2            11/21/03         00
    2859555                              05           01/01/04          0
    2859555                              O            12/01/18
    0


    9027278          286/286             F           73,000.00         ZZ
                                         180         72,406.78          1
                                       6.250            625.92         59
                                       6.000            625.92
    KAHULUI          HI   96732          5            12/02/03         00
    2928614                              01           02/01/04          0
    2928614                              N            01/01/19
    0


    9027308          286/286             F           64,000.00         ZZ
                                         180         62,720.59          1
                                       5.750            531.47         80
                                       5.500            531.47
    MESQUITE         TX   75150          1            11/25/03         00
    2899061                              05           01/01/04          0
    2899061                              N            12/01/18
    0


    9027314          286/286             F          206,250.00         ZZ
                                         180        204,782.26          1
                                       5.625          1,698.95         78
                                       5.375          1,698.95
    DECATUR          TX   76234          2            12/09/03         00
    2952121                              05           02/01/04          0
    2952121                              O            01/01/19
    0


    9027322          286/286             F           36,000.00         ZZ
                                         180         35,752.53          2
                                       6.250            308.68         75
                                       6.000            308.68
    FORT WAYNE       IN   46808          5            12/02/03         00
    2935523                              05           02/01/04          0
    2935523                              N            01/01/19
    0


    9027330          286/286             F           71,500.00         ZZ
                                         180         70,996.50          1
                                       5.750            593.75         24
                                       5.500            593.75
1


    ANTELOPE         CA   95843          1            11/25/03         00
    2847133                              05           02/01/04          0
    2847133                              N            01/01/19
    0


    9027342          286/286             F           88,500.00         ZZ
                                         180         85,219.67          1
                                       5.875            740.85         74
                                       5.625            740.85
    HONOLULU         HI   96822          2            11/10/03         00
    2871301                              01           01/01/04          0
    2871301                              N            12/01/18
    0


    9027350          286/286             F          124,000.00         ZZ
                                         180        123,083.14          1
                                       5.500          1,013.19         80
                                       5.250          1,013.19
    PORT ORCHARD     WA   98366          1            12/08/03         00
    2907628                              05           02/01/04          0
    2907628                              N            01/01/19
    0


    9027358          286/286             F           60,800.00         ZZ
                                         180         60,195.82          1
                                       6.500            529.64         80
                                       6.250            529.64
    BLOOMINGTON      IN   47403          5            11/25/03         00
    2906485                              05           01/01/04          0
    2906485                              N            12/01/18
    0


    9027394          286/286             F           57,000.00         ZZ
                                         180         56,402.79          1
                                       5.875            477.16         54
                                       5.625            477.16
    NORWALK          CT   06850          1            11/25/03         00
    2918567                              01           01/01/04          0
    2918567                              O            12/01/18
    0


    9027412          286/286             F           86,616.00         ZZ
                                         180         85,999.60          1
                                       5.625            713.49         80
                                       5.375            713.49
    ARLINGTON        TX   76001          1            12/12/03         00
    2949592                              05           02/01/04          0
    2949592                              N            01/01/19
    0
1




    9027418          286/286             F           85,600.00         ZZ
                                         180         84,664.80          1
                                       5.375            693.76         80
                                       5.125            693.76
    PHOENIX          AZ   85051          1            11/24/03         00
    2878851                              05           01/01/04          0
    2878851                              N            12/01/18
    0


    9027430          286/286             F           88,500.00         ZZ
                                         180         87,870.19          1
                                       5.625            729.01         89
                                       5.375            729.01
    SAN ANTONIO      TX   78230          2            12/08/03         14
    2915631                              05           02/01/04         25
    2915631                              O            01/01/19
    0


    9027456          286/286             F          113,400.00         ZZ
                                         180        112,211.87          3
                                       5.875            949.30         70
                                       5.625            949.30
    APOPKA           FL   32703          2            11/20/03         00
    2799005                              05           01/01/04          0
    2799005                              N            12/01/18
    0


    9027460          286/286             F           63,625.00         ZZ
                                         180         62,951.34          1
                                       5.750            528.35         71
                                       5.500            528.35
    APOPKA           FL   32712          2            11/20/03         00
    2799036                              05           01/01/04          0
    2799036                              N            12/01/18
    0


    9027468          286/286             F          188,000.00         ZZ
                                         180        186,648.01          1
                                       5.500          1,536.12         80
                                       5.250          1,536.12
    BEAVERCREEK      OH   45434          1            12/05/03         00
    2949943                              05           02/01/04          0
    2949943                              O            01/01/19
    0


    9027476          T29/G02             F          172,000.00         ZZ
                                         180        171,382.95          1
1


                                       5.500          1,405.38         80
                                       5.250          1,405.38
    FOUNTAIN HILLS   AZ   85268          1            01/06/04         00
    0437274525                           05           03/01/04          0
    1596307                              O            02/01/19
    0


    9027480          286/286             F           69,000.00         ZZ
                                         180         68,299.63          1
                                       6.250            591.62         75
                                       6.000            591.62
    HEPHZIBAH        GA   30815          2            11/06/03         00
    2872568                              05           01/01/04          0
    2872568                              N            12/01/18
    0


    9027488          286/286             F          179,550.00         ZZ
                                         180        177,688.53          1
                                       6.000          1,515.14         85
                                       5.750          1,515.14
    NORTH AUGUSTA    SC   29841          5            11/18/03         21
    2872535                              05           01/01/04         10
    2872535                              O            12/01/18
    0


    9027496          286/286             F           76,800.00         ZZ
                                         180         76,170.00          1
                                       6.000            648.09         80
                                       5.750            648.09
    GENEVA           IN   46740          1            12/05/03         00
    2899388                              05           02/01/04          0
    2899388                              O            01/01/19
    0


    9027528          286/286             F          100,000.00         ZZ
                                         180         98,750.31          1
                                       5.875            837.12         42
                                       5.625            837.12
    MIAMI            FL   33165          1            12/04/03         00
    2930235                              05           01/01/04          0
    2930235                              O            12/01/18
    0


    9027540          286/286             F           69,300.00         ZZ
                                         180         68,812.00          1
                                       5.750            575.48         90
                                       5.500            575.48
    SAN ANTONIO      TX   78244          1            12/05/03         11
    2949466                              05           02/01/04         25
1


    2949466                              N            01/01/19
    0


    9027548          286/286             F           47,000.00         ZZ
                                         180         46,422.26          1
                                       6.000            396.62         32
                                       5.750            396.62
    SANDUSKY         OH   44870          1            11/13/03         00
    2880034                              05           01/01/04          0
    2880034                              O            12/01/18
    0


    9027878          K15/G02             F           75,000.00         TX
                                         180         74,747.56          1
                                       6.250            643.07         35
                                       6.000            643.07
    ALVARADO         TX   76009          5            01/02/04         00
    0437277767                           05           03/01/04          0
    001420005526073                      O            02/01/19
    0


    9028310          253/253             F          125,000.00         ZZ
                                         180        124,119.77          1
                                       5.750          1,038.02         72
                                       5.500          1,038.02
    HAMILTON         OH   45011          1            12/31/03         00
    335101                               09           02/01/04          0
    335101                               O            01/01/19
    0


    9028760          A50/G02             F           33,750.00         ZZ
                                         180         33,517.30          1
                                       6.000            284.81         75
                                       5.750            284.81
    BRUNSWICK        GA   31520          1            12/08/03         00
    0437277619                           05           02/01/04          0
    02046787                             N            01/01/19
    0


    9029444          E22/G02             F          107,300.00         ZZ
                                         180        106,923.12          1
                                       5.750            891.03         76
                                       5.500            891.03
    SAN ANTONIO      TX   78239          5            01/05/04         00
    0419407085                           03           03/01/04          0
    0419407085                           O            02/01/19
    0


1


    9029454          E82/G02             F          108,700.00         ZZ
                                         180        108,314.13          1
                                       5.625            895.40         70
                                       5.375            895.40
    ANTIOCH          TN   37013          2            01/08/04         00
    0400937140                           03           03/01/04          0
    0400937140                           O            02/01/19
    0


    9029480          E22/G02             F          166,250.00         ZZ
                                         180        165,672.22          1
                                       5.875          1,391.71         95
                                       5.625          1,391.71
    LITHONIA         GA   30058          5            01/05/04         10
    0419419080                           05           03/01/04         25
    0419419080                           O            02/01/19
    0


    9029482          E82/G02             F          109,500.00         ZZ
                                         180        109,119.45          1
                                       5.875            916.64         36
                                       5.625            916.64
    SANGER           CA   93657          2            01/05/04         00
    0400929147                           05           03/01/04          0
    0400929147                           O            02/01/19
    0


    9029518          E22/G02             F          264,000.00         ZZ
                                         120        262,333.73          1
                                       5.375          2,848.77         80
                                       5.125          2,848.77
    POULSBO          WA   98370          5            12/31/03         00
    0419383229                           05           03/01/04          0
    0419383229                           O            02/01/14
    0


    9029540          F36/G02             F          193,000.00         ZZ
                                         180        191,655.23          1
                                       5.875          1,615.64         52
                                       5.625          1,615.64
    OLYMPIA          WA   98502          5            12/19/03         00
    0437273667                           05           02/01/04          0
    06507124                             O            01/01/19
    0


    9029548          E22/G02             F           56,000.00         ZZ
                                         180         55,817.49          1
                                       6.625            491.68         80
                                       6.375            491.68
1


    DALLAS           TX   75231          5            01/05/04         00
    0419404835                           01           03/01/04          0
    0419404835                           O            02/01/19
    0


    9029656          E22/G02             F          133,100.00         ZZ
                                         180        132,661.52          4
                                       6.500          1,159.44         54
                                       6.250          1,159.44
    SHELBYVILLE      KY   40065          5            01/08/04         00
    0419213020                           05           03/01/04          0
    0419213020                           N            02/01/19
    0


    9029706          E22/G02             F           94,400.00         TX
                                         180         93,961.34          1
                                       5.500            771.33         80
                                       5.250            771.33
    FORT WORTH       TX   76118          5            01/05/04         00
    0419070206                           05           03/01/04          0
    0419070206                           O            02/01/19
    0


    9029738          E22/G02             F          210,000.00         TX
                                         180        209,238.65          1
                                       5.375          1,701.98         75
                                       5.125          1,701.98
    HOUSTON          TX   77079          5            01/05/04         00
    0417774452                           03           03/01/04          0
    0417774452                           O            02/01/19
    0


    9030306          U05/G02             F          320,000.00         ZZ
                                         180        317,722.80          1
                                       5.625          2,635.94         80
                                       5.375          2,635.94
    TRACY            CA   95377          2            12/09/03         00
    0437291818                           05           02/01/04          0
    344943                               O            01/01/19
    0


    9030692          K15/G02             F           98,500.00         ZZ
                                         180         97,951.46          1
                                       5.500            804.83         70
                                       5.250            804.83
    WARROAD          MN   56763          5            01/02/04         00
    0437289358                           05           03/01/04          0
    014005526211                         O            02/01/19
    0
1




    9031172          B43/G02             F          158,400.00         ZZ
                                         180        157,878.17          1
                                       6.500          1,379.83         90
                                       6.250          1,379.83
    PEN ARGYL        PA   18072          5            01/07/04         01
    0437289796                           05           03/01/04         25
    41406                                O            02/01/19
    0


    9031868          E22/G02             F          100,000.00         TX
                                         180         99,645.02          1
                                       5.625            823.73         76
                                       5.375            823.73
    HOUSTON          TX   77084          5            01/06/04         00
    0419497573                           03           03/01/04          0
    0419497573                           O            02/01/19
    0


    9031896          E22/G02             F          250,000.00         ZZ
                                         180        249,093.63          1
                                       5.375          2,026.16         56
                                       5.125          2,026.16
    SAN LEANDRO      CA   94579          2            01/05/04         00
    0419512611                           05           03/01/04          0
    0419512611                           O            02/01/19
    0


    9031898          E22/G02             F           69,000.00         ZZ
                                         180         68,767.75          1
                                       6.250            591.62         75
                                       6.000            591.62
    AUSTELL          GA   30106          5            01/12/04         00
    0419513411                           05           03/01/04          0
    0419513411                           N            02/01/19
    0


    9032034          E22/G02             F           32,000.00         ZZ
                                         180         31,886.41          1
                                       5.625            263.59         62
                                       5.375            263.59
    OWASSO           OK   74055          5            01/07/04         00
    0419420815                           05           03/01/04          0
    0419420815                           O            02/01/19
    0


    9032056          E22/G02             F          149,600.00         ZZ
                                         180        149,074.54          1
1


                                       5.750          1,242.29         80
                                       5.500          1,242.29
    PLANO            TX   75075          5            01/06/04         00
    0419429642                           05           03/01/04          0
    0419429642                           O            02/01/19
    0


    9032094          E22/G02             F          114,000.00         ZZ
                                         180        113,591.02          1
                                       5.500            931.48         80
                                       5.250            931.48
    OKLAHOMA CITY    OK   73120          5            01/06/04         00
    0419392832                           05           03/01/04          0
    0419392832                           O            02/01/19
    0


    9032112          E22/G02             F          132,000.00         ZZ
                                         180        131,531.42          1
                                       5.625          1,087.33         90
                                       5.375          1,087.33
    GRAND JUNCTION   CO   81504          5            01/07/04         01
    0419405113                           05           03/01/04         12
    0419405113                           O            02/01/19
    0


    9032210          E82/G02             F          241,450.00         ZZ
                                         180        240,610.88          1
                                       5.875          2,021.22         54
                                       5.625          2,021.22
    VISTA            CA   92084          2            01/06/04         00
    0400926390                           05           03/01/04          0
    0400926390                           O            02/01/19
    0


    9032308          E22/G02             F          300,000.00         TX
                                         180        298,889.29          1
                                       5.125          2,391.96         67
                                       4.875          2,391.96
    POTTSBORO        TX   75076          5            01/07/04         00
    0419303227                           05           03/01/04          0
    0419303227                           O            02/01/19
    0


    9033654          U85/G02             F          105,000.00         ZZ
                                         180        104,631.20          1
                                       5.750            871.93         75
                                       5.500            871.93
    PLYMOUTH         WI   53073          2            01/07/04         00
    0437292626                           05           03/01/04          0
1


    90102523                             O            02/01/19
    0


    9034046          E84/G02             F           42,000.00         ZZ
                                         180         41,713.51          1
                                       6.125            357.26         23
                                       5.875            357.26
    ASHEVILLE        NC   28805          1            12/09/03         00
    0437351166                           01           02/01/04          0
    47117121                             N            01/01/19
    0


    9034054          N74/G02             F          118,800.00         ZZ
                                         180        118,404.40          1
                                       6.375          1,026.73         90
                                       6.125          1,026.73
    SYRACUSE         UT   84075          5            01/06/04         10
    0437345077                           05           03/01/04         12
    0034001010                           O            02/01/19
    0


    9034086          U05/G02             F          196,000.00         TX
                                         180        191,508.79          1
                                       4.875          1,537.22         80
                                       4.625          1,537.22
    HASLET           TX   76052          5            08/07/03         00
    0437302615                           05           10/01/03          0
    3396747                              O            09/01/18
    0


    9035832          E22/G02             F          259,280.00         ZZ
                                         180        258,369.29          1
                                       5.750          2,153.09         79
                                       5.500          2,153.09
    SPRINGFIELD      MO   65802          2            01/08/04         00
    0419224449                           05           03/01/04          0
    0419224449                           O            02/01/19
    0


    9038610          A52/G02             F          110,150.00         T
                                         180        109,775.26          1
                                       6.125            936.96         78
                                       5.875            936.96
    DULUTH           GA   30096          1            01/05/04         00
    0437332281                           09           03/01/04          0
    28374                                O            02/01/19
    0


1


    9039016          A52/G02             F           87,500.00         ZZ
                                         180         87,202.31          2
                                       6.125            744.30         70
                                       5.875            744.30
    DECATUR          GA   30035          1            01/09/04         00
    0437290653                           05           03/01/04          0
    28424                                N            02/01/19
    0


    9040896          E22/G02             F           70,880.00         ZZ
                                         180         70,636.27          2
                                       6.000            598.13         80
                                       5.750            598.13
    AUSTELL          GA   30168          1            01/14/04         00
    0419513130                           05           03/01/04          0
    0419513130                           N            02/01/19
    0


    9041068          E22/G02             F          148,000.00         ZZ
                                         180        147,491.09          1
                                       6.000          1,248.91         80
                                       5.750          1,248.91
    SCOTCH PLAINS    NJ   07076          1            01/14/04         00
    0419369517                           05           03/01/04          0
    0419369517                           N            02/01/19
    0


    9041096          E22/G02             F          136,000.00         ZZ
                                         180        135,501.73          1
                                       5.250          1,093.27         80
                                       5.000          1,093.27
    EDMOND           OK   73034          2            01/09/04         00
    0419305479                           03           03/01/04          0
    0419305479                           O            02/01/19
    0


    9041176          E22/G02             F           61,600.00         ZZ
                                         180         61,394.87          1
                                       6.375            532.38         80
                                       6.125            532.38
    LAS VEGAS        NV   89110          5            01/07/04         00
    0419264353                           01           03/01/04          0
    0419264353                           N            02/01/19
    0


    9041236          E82/G02             F           94,800.00         ZZ
                                         180         94,467.02          1
                                       5.750            787.23         60
                                       5.500            787.23
1


    SUMNER           WA   98390          2            01/12/04         00
    0400931580                           05           03/01/04          0
    0400931580                           O            02/01/19
    0


    9041246          E82/G02             F          147,000.00         ZZ
                                         180        146,461.43          1
                                       5.250          1,181.70         16
                                       5.000          1,181.70
    MENLOPARK        CA   94025          2            01/09/04         00
    0400931069                           05           03/01/04          0
    0400931069                           O            02/01/19
    0


    9041262          E82/G02             F          135,000.00         ZZ
                                         180        134,530.83          1
                                       5.875          1,130.11         66
                                       5.625          1,130.11
    MONSEY           NY   10952          2            01/12/04         00
    0400928388                           05           03/01/04          0
    0400928388                           O            02/01/19
    0


    9041268          E82/G02             F          135,000.00         ZZ
                                         180        134,520.77          1
                                       5.625          1,112.04         60
                                       5.375          1,112.04
    SAVANNAH         GA   31405          1            01/14/04         00
    0400935557                           05           03/01/04          0
    0400935557                           O            02/01/19
    0


    9041462          758/G02             F           82,500.00         T
                                         180         81,960.77          1
                                       6.625            724.34         75
                                       6.375            724.34
    FREEPORT         TX   77541          5            12/24/03         00
    0437310956                           05           02/01/04          0
    331383                               O            01/01/19
    0


    9041574          U05/G02             F          136,000.00         TX
                                         180        135,547.12          1
                                       6.375          1,175.38         80
                                       6.125          1,175.38
    FRISCO           TX   75034          5            01/05/04         00
    0437312648                           05           03/01/04          0
    3000434110                           O            02/01/19
    0
1




    9041586          U05/G02             F          170,000.00         TX
                                         180        166,104.51          1
                                       4.875          1,333.31         74
                                       4.625          1,333.31
    WEATHERFORD      TX   76087          5            08/05/03         00
    0437303811                           05           10/01/03          0
    3390706                              O            09/01/18
    0


    9041610          A52/G02             F           70,000.00         ZZ
                                         180         69,756.73          1
                                       5.875            585.98         70
                                       5.625            585.98
    DECATUR          GA   30035          1            01/09/04         00
    0437290620                           05           03/01/04          0
    28425                                N            02/01/19
    0


    9041808          144/144             F          115,400.00         ZZ
                                         180        114,561.36          1
                                       5.375            935.28         58
                                       5.125            935.28
    LUMBERLAND       NY   12737          2            12/26/03         00
    160746917000000                      05           02/01/04          0
    1                                    O            01/01/19
    0


    9041892          U05/G02             F          128,000.00         TX
                                         180        127,569.17          1
                                       6.250          1,097.50         80
                                       6.000          1,097.50
    FLORENCE         TX   76527          5            01/07/04         00
    0437353667                           05           03/01/04          0
    3000468209                           O            02/01/19
    0


    9042492          S27/G02             F          114,400.00         ZZ
                                         180        114,002.41          1
                                       5.875            957.67         80
                                       5.625            957.67
    PORT SAINT LUCI  FL   34983          5            01/09/04         00
    0437317977                           05           03/01/04          0
    1090001231                           O            02/01/19
    0


    9042536          Q57/G02             F          143,000.00         ZZ
                                         180        142,497.72          1
1


                                       5.750          1,187.49         69
                                       5.500          1,187.49
    LANCASTER        CA   93535          5            12/31/03         00
    0437376627                           05           03/01/04          0
    52700458                             O            02/01/19
    0


    9042800          E82/G02             F          222,500.00         ZZ
                                         180        221,726.73          2
                                       5.875          1,862.59         52
                                       5.625          1,862.59
    LYNDHURST        NJ   07071          2            01/05/04         00
    0400922241                           05           03/01/04          0
    0400922241                           O            02/01/19
    0


    9043206          K15/G02             F           82,300.00         TX
                                         180         82,001.63          1
                                       5.375            667.01         80
                                       5.125            667.01
    EL PASO          TX   79924          5            01/13/04         00
    0437354590                           05           03/01/04          0
    017805515388                         O            02/01/19
    0


    9043600          N74/G02             F           79,720.00         ZZ
                                         180         79,058.64          1
                                       5.750            662.00         84
                                       5.500            662.00
    BRANSON          MO   65616          5            12/31/03         10
    0437355415                           03           02/06/04         12
    0033986010                           O            01/06/19
    0


    9044344          758/G02             F          110,000.00         TX
                                         180        109,625.77          1
                                       6.125            935.69         78
                                       5.875            935.69
    WILLIS           TX   77378          5            01/05/04         00
    0437347123                           05           03/01/04          0
    1                                    O            02/01/19
    0


    9044944          E22/G02             F           90,000.00         ZZ
                                         180         89,683.88          1
                                       5.750            747.37         75
                                       5.500            747.37
    CORDOVA          TN   38016          5            01/15/04         00
    0419434733                           05           03/01/04          0
1


    0419434733                           N            02/01/19
    0


    9044958          E82/G02             F           98,400.00         T
                                         180         98,054.38          1
                                       5.750            817.12         53
                                       5.500            817.12
    SACRAMENTO       CA   95841          2            01/13/04         00
    0400931036                           03           03/01/04          0
    0400931036                           O            02/01/19
    0


    9045078          E22/G02             F           86,000.00         ZZ
                                         180         85,654.90          1
                                       5.500            702.69         73
                                       5.250            702.69
    TEMPLE           GA   30179          2            01/15/04         00
    0419410964                           05           03/01/04          0
    0419410964                           N            02/01/19
    0


    9045166          E22/G02             F          317,000.00         ZZ
                                         180        315,874.71          1
                                       5.625          2,611.23         88
                                       5.375          2,611.23
    CORONA           CA   92881          5            01/08/04         11
    0419311543                           05           03/01/04         12
    0419311543                           O            02/01/19
    0


    9045338          Q14/G02             F           60,000.00         ZZ
                                         180         59,750.00          1
                                       6.000            506.31         60
                                       5.750            506.31
    TIPTON           IA   52772          1            01/15/04         00
    0437315203                           05           03/01/04          0
    0000317517                           O            02/01/19
    0


    9046392          N74/G02             F           70,000.00         ZZ
                                         120         69,102.53          1
                                       5.125            746.74         50
                                       4.875            746.74
    MCALESTER        OK   74501          5            01/12/04         00
    0437323314                           05           02/16/04          0
    0034012010                           O            01/16/14
    0


1


    9047574          F36/G02             F           98,000.00         ZZ
                                         180         97,309.91          2
                                       5.750            813.80         70
                                       5.500            813.80
    OLYMPIA          WA   98501          5            12/29/03         00
    0437374994                           05           02/01/04          0
    06407764                             N            01/01/19
    0


    9047806          Q87/G02             F           68,800.00         ZZ
                                         180         68,320.61          1
                                       5.875            575.94         50
                                       5.625            575.94
    COTTONDALE       AL   35453          5            12/23/03         00
    0437315310                           05           02/01/04          0
    JOFL02                               O            01/01/19
    0


    9048014          F36/G02             F           69,300.00         ZZ
                                         180         68,812.02          1
                                       5.750            575.47         70
                                       5.500            575.47
    RAYMOND          WA   98577          5            12/29/03         00
    0437324528                           05           02/01/04          0
    06407763                             N            01/01/19
    0


    9048048          U05/G02             F          180,000.00         ZZ
                                         180        179,354.25          1
                                       5.500          1,470.75         79
                                       5.250          1,470.75
    RIALTO           CA   92376          5            01/06/04         00
    0437348006                           05           03/01/04          0
    3454249                              O            02/01/19
    0


    9048562          N74/G02             F          152,000.00         ZZ
                                         180        151,460.43          1
                                       5.625          1,252.07         90
                                       5.375          1,252.07
    GLADYS           VA   24554          5            01/14/04         10
    0437329451                           05           03/01/04         12
    0034017010                           O            02/01/19
    0


    9052258          E22/G02             F          126,500.00         ZZ
                                         180        126,041.37          1
                                       5.375          1,025.24         77
                                       5.125          1,025.24
1


    SPRINGVILLE      UT   84663          2            01/09/04         00
    0419520119                           05           03/01/04          0
    0419520119                           O            02/01/19
    0


    9052348          E22/G02             F           45,000.00         TX
                                         180         44,848.53          1
                                       6.250            385.84         65
                                       6.000            385.84
    MESQUITE         TX   75149          5            01/12/04         00
    0419501671                           05           03/01/04          0
    0419501671                           O            02/01/19
    0


    9052414          E82/G02             F          142,800.00         ZZ
                                         180        142,287.70          1
                                       5.500          1,166.80         47
                                       5.250          1,166.80
    MIDLOTHIAN       IL   60445          2            01/15/04         00
    0400937058                           05           03/01/04          0
    0400937058                           O            02/01/19
    0


    9052540          E22/G02             F          107,000.00         ZZ
                                         180        106,616.14          1
                                       5.500            874.28         67
                                       5.250            874.28
    HAYDEN           AL   35079          5            01/12/04         00
    0419423777                           05           03/01/04          0
    0419423777                           O            02/01/19
    0


    9052618          E84/G02             F          102,400.00         ZZ
                                         180        100,694.02          1
                                       6.000            864.11         80
                                       5.750            864.11
    WATERFORD        MI   48328          1            12/11/03         00
    0437375314                           01           02/01/04          0
    30440434                             O            01/01/19
    0


    9052630          E22/G02             F           52,000.00         ZZ
                                         180         51,821.19          1
                                       6.000            438.81         80
                                       5.750            438.81
    KATY             TX   77449          1            01/16/04         00
    0419395819                           03           03/01/04          0
    0419395819                           N            02/01/19
    0
1




    9052740          975/G02             F          218,800.00         ZZ
                                         180        218,015.05          1
                                       5.500          1,787.78         79
                                       5.250          1,787.78
    TEMPLE CITY      CA   91780          1            01/05/04         00
    0437329378                           05           03/01/04          0
    2036925                              O            02/01/19
    0


    9052742          E22/G02             F          124,000.00         TX
                                         120        123,227.83          1
                                       5.625          1,353.42         80
                                       5.375          1,353.42
    SAN ANTONIO      TX   78217          5            01/07/04         00
    0419170915                           05           03/01/04          0
    0419170915                           O            02/01/14
    0


    9053496          K60/G02             F          136,000.00         TX
                                         180        135,512.10          1
                                       5.500          1,111.23         80
                                       5.250          1,111.23
    CEDAR HILL       TX   75104          5            01/09/04         00
    0437368079                           05           03/01/04          0
    0001073999                           O            02/01/19
    0


    9053812          K60/G02             F           75,450.00         ZZ
                                         180         75,173.56          1
                                       5.250            606.53         83
                                       5.000            606.53
    PALESTINE        TX   75801          2            01/08/04         04
    0437370547                           05           03/01/04         30
    0001072388                           O            02/01/19
    0


    9054614          E22/G02             F          170,000.00         ZZ
                                         180        169,383.67          1
                                       5.375          1,377.79         27
                                       5.125          1,377.79
    SOUTH SAN FRANC  CA   94080          5            01/09/04         00
    0419562038                           09           03/01/04          0
    0419562038                           O            02/01/19
    0


    9054662          E22/G02             F          150,000.00         ZZ
                                         180        149,456.18          1
1


                                       5.375          1,215.70         79
                                       5.125          1,215.70
    ALBUQUERQUE      NM   87123          2            01/14/04         00
    0419529995                           03           03/01/04          0
    0419529995                           O            02/01/19
    0


    9054676          E22/G02             F          181,000.00         ZZ
                                         180        180,336.86          1
                                       5.250          1,455.02         74
                                       5.000          1,455.02
    MESA             AZ   85212          2            01/09/04         00
    0419491022                           03           03/01/04          0
    0419491022                           O            02/01/19
    0


    9054688          E22/G02             F          125,780.00         ZZ
                                         180        125,333.50          1
                                       5.625          1,036.09         80
                                       5.375          1,036.09
    HUMBLE           TX   77339          1            01/20/04         00
    0419496344                           03           03/01/04          0
    0419496344                           O            02/01/19
    0


    9054702          E22/G02             F           74,400.00         ZZ
                                         180         74,138.67          1
                                       5.750            617.83         80
                                       5.500            617.83
    COLUMBUS         OH   43227          5            01/20/04         00
    0419499439                           05           03/01/04          0
    0419499439                           N            02/01/19
    0


    9054738          E22/G02             F           67,000.00         ZZ
                                         180         66,774.49          1
                                       6.250            574.47         66
                                       6.000            574.47
    GLEN BURNIE      MD   21060          2            01/20/04         00
    0419476577                           01           03/01/04          0
    0419476577                           N            02/01/19
    0


    9054740          E22/G02             F          137,750.00         ZZ
                                         180        137,255.82          1
                                       5.500          1,125.53         95
                                       5.250          1,125.53
    HAMPTON          VA   23669          5            01/13/04         04
    0419478763                           05           03/01/04         30
1


    0419478763                           O            02/01/19
    0


    9054766          E22/G02             F           50,000.00         ZZ
                                         180         49,818.73          1
                                       5.375            405.23         27
                                       5.125            405.23
    ORLANDO          FL   32818          5            01/13/04         00
    0419483706                           03           03/01/04          0
    0419483706                           O            02/01/19
    0


    9054788          E82/G02             F           99,500.00         ZZ
                                         180         99,168.66          4
                                       6.375            859.93         64
                                       6.125            859.93
    CENTRAL FALLS    RI   02863          2            01/20/04         00
    0400940409                           05           03/01/04          0
    0400940409                           N            02/01/19
    0


    9054866          E22/G02             F           80,000.00         TX
                                         180         79,713.00          1
                                       5.500            653.67         70
                                       5.250            653.67
    PLANO            TX   75074          5            01/14/04         00
    0419466248                           05           03/01/04          0
    0419466248                           O            02/01/19
    0


    9054880          E22/G02             F          256,000.00         ZZ
                                         180        255,071.88          1
                                       5.375          2,074.79         59
                                       5.125          2,074.79
    CALDWELL         NJ   07006          2            01/13/04         00
    0419405576                           05           03/01/04          0
    0419405576                           O            02/01/19
    0


    9054906          E22/G02             F           96,900.00         ZZ
                                         180         96,566.80          1
                                       6.000            817.70         95
                                       5.750            817.70
    JOHNS ISLAND     SC   29455          5            01/14/04         01
    0419423306                           05           03/01/04         25
    0419423306                           O            02/01/19
    0


1


    9054936          E22/G02             F          333,699.00         TX
                                         180        332,526.90          1
                                       5.750          2,771.07         63
                                       5.500          2,771.07
    FT. WORTH        TX   76109          5            01/14/04         00
    0419382007                           05           03/01/04          0
    0419382007                           O            02/01/19
    0


    9054938          E22/G02             F           41,500.00         ZZ
                                         180         41,352.68          1
                                       5.625            341.85         67
                                       5.375            341.85
    OKLAHOMA CITY    OK   73119          2            01/14/04         00
    0419383385                           05           03/01/04          0
    0419383385                           O            02/01/19
    0


    9054972          E22/G02             F          193,000.00         ZZ
                                         180        192,307.61          1
                                       5.500          1,576.97         66
                                       5.250          1,576.97
    WORCESTER        MA   01605          2            01/13/04         00
    0419397542                           05           03/01/04          0
    0419397542                           O            02/01/19
    0


    9055032          E22/G02             F           72,750.00         ZZ
                                         180         72,497.17          1
                                       5.875            609.00         64
                                       5.625            609.00
    LOUISVILLE       KY   40220          2            01/20/04         00
    0419245873                           05           03/01/04          0
    0419245873                           N            02/01/19
    0


    9055096          E22/G02             F          128,000.00         TX
                                         180        127,550.41          1
                                       5.750          1,062.92         80
                                       5.500          1,062.92
    FRISCO           TX   75035          5            01/14/04         00
    0419177654                           05           03/01/04          0
    0419177654                           O            02/01/19
    0


    9055132          E22/G02             F          143,000.00         ZZ
                                         180        142,486.99          1
                                       5.500          1,168.43         36
                                       5.250          1,168.43
1


    ARLINGTON        VA   22204          2            01/14/04         00
    0418969705                           05           03/01/04          0
    0418969705                           O            02/01/19
    0


    9055540          K15/G02             F          128,900.00         ZZ
                                         180        128,437.57          1
                                       5.500          1,053.22         66
                                       5.250          1,053.22
    ANN ARBOR        MI   48103          2            01/08/04         00
    0437354780                           05           03/01/04          0
    014905526078                         O            02/01/19
    0


    9057154          K15/G02             F          181,600.00         TX
                                         180        181,600.00          1
                                       5.375          1,471.81         75
                                       5.125          1,471.81
    HOUSTON          TX   77095          2            01/30/04         00
    0437417017                           03           04/01/04          0
    019705515442                         O            03/01/19
    0


    9060136          E82/G02             F           74,000.00         T
                                         180         73,748.25          1
                                       6.125            629.46         22
                                       5.875            629.46
    DRESDEN          NY   12841          2            01/22/04         00
    0400926242                           05           03/01/04          0
    0400926242                           O            02/01/19
    0


    9060246          T44/G02             F          185,600.00         ZZ
                                         180        184,306.80          1
                                       5.875          1,553.69         80
                                       5.625          1,553.69
    WEST BRANCH      MI   48661          5            12/31/03         00
    0437384464                           05           02/01/04          0
    1099195                              O            01/01/19
    0


    9060442          E22/G02             F           95,000.00         ZZ
                                         180         94,659.19          1
                                       5.500            776.23         38
                                       5.250            776.23
    SAN ANTONIO      TX   78216          5            01/15/04         00
    0419499983                           03           03/01/04          0
    0419499983                           O            02/01/19
    0
1




    9060526          E22/G02             F           97,000.00         ZZ
                                         180         94,148.33          1
                                       5.375            786.15         49
                                       5.125            786.15
    RALEIGH          NC   27615          5            01/15/04         00
    0419472139                           03           03/01/04          0
    0419472139                           O            02/01/19
    0


    9060614          E22/G02             F           74,000.00         ZZ
                                         180         73,734.53          1
                                       5.500            604.64         88
                                       5.250            604.64
    RIVERVIEW        FL   33569          2            01/15/04         10
    0419358957                           05           03/01/04         12
    0419358957                           O            02/01/19
    0


    9060872          E22/G02             F          150,000.00         ZZ
                                         180        149,444.64          1
                                       5.125          1,195.98         69
                                       4.875          1,195.98
    RANCHO CORDOVA   CA   95670          5            01/13/04         00
    0419112032                           05           03/01/04          0
    0419112032                           O            02/01/19
    0


    9061728          E84/G02             F           53,200.00         ZZ
                                         180         52,844.75          1
                                       6.375            459.78         70
                                       6.125            459.78
    COLUMBIA         SC   29201          5            12/12/03         00
    0437423650                           05           02/01/04          0
    93005841                             N            01/01/19
    0


    9061746          E82/G02             F          176,000.00         ZZ
                                         180        175,401.23          1
                                       6.125          1,497.10         85
                                       5.875          1,497.10
    MUSTANG          OK   73064          5            01/13/04         04
    0400939088                           05           03/01/04         12
    0400939088                           O            02/01/19
    0


    9062020          K15/G02             F          112,900.00         ZZ
                                         120        112,081.62          1
1


                                       5.250          1,211.32         51
                                       5.000          1,211.32
    PEMBROKE         FL   33028          5            01/16/04         00
    0437365463                           03           03/01/04          0
    008605526263                         O            02/01/14
    0


    9062968          253/253             F          130,000.00         ZZ
                                         180        129,567.10          4
                                       6.375          1,123.53         90
                                       6.125          1,123.53
    DAYTON           OH   45419          2            01/15/04         14
    335529                               05           03/01/04         25
    335529                               N            02/01/19
    0


    9065336          E22/G02             F          125,000.00         ZZ
                                         180        124,546.82          1
                                       5.375          1,013.08         68
                                       5.125          1,013.08
    DENVER           CO   80239          5            01/16/04         00
    0419558697                           05           03/01/04          0
    0419558697                           O            02/01/19
    0


    9066208          E22/G02             F           72,000.00         ZZ
                                         180         71,733.43          1
                                       5.125            574.07         80
                                       4.875            574.07
    ALBUQUERQUE      NM   87112          2            01/16/04         00
    0419453808                           05           03/01/04          0
    0419453808                           O            02/01/19
    0


    9066568          K15/G02             F           95,200.00         ZZ
                                         180         94,851.21          1
                                       5.250            765.29         75
                                       5.000            765.29
    BRADENTON        FL   34207          5            01/14/04         00
    0437368772                           05           03/01/04          0
    033805526577                         O            02/01/19
    0


    9066646          E22/G02             F           69,800.00         ZZ
                                         180         69,549.60          1
                                       5.500            570.32         74
                                       5.250            570.32
    BURLESON         TX   76028          2            01/22/04         00
    0419477971                           05           03/01/04          0
1


    0419477971                           N            02/01/19
    0


    9068012          E22/G02             F           85,500.00         ZZ
                                         180         85,202.85          1
                                       5.875            715.74         95
                                       5.625            715.74
    THEODORE         AL   36582          2            01/16/04         10
    0419405410                           05           03/01/04         30
    0419405410                           O            02/01/19
    0


    9068020          E22/G02             F           62,000.00         ZZ
                                         120         61,613.92          1
                                       5.625            676.71         54
                                       5.375            676.71
    TACOMA           WA   98404          5            01/16/04         00
    0419419122                           05           03/01/04          0
    0419419122                           O            02/01/14
    0


    9068030          E22/G02             F          197,350.00         ZZ
                                         180        196,642.01          1
                                       5.500          1,612.51         76
                                       5.250          1,612.51
    MISSOURI CITY    TX   77459          5            01/16/04         00
    0419430616                           03           03/01/04          0
    0419430616                           O            02/01/19
    0


    9068090          E22/G02             F          290,000.00         ZZ
                                         180        288,959.63          1
                                       5.500          2,369.54         71
                                       5.250          2,369.54
    ELIOT            ME   03903          5            01/16/04         00
    0419284120                           05           03/01/04          0
    0419284120                           O            02/01/19
    0


    9068126          E22/G02             F           92,000.00         ZZ
                                         180         91,673.42          1
                                       5.625            757.83        100
                                       5.375            757.83
    GROVETOWN        GA   30813          2            01/16/04         10
    0419198882                           05           03/01/04         35
    0419198882                           O            02/01/19
    0


1


    9068342          U05/G02             F          148,000.00         TX
                                         180        147,501.84          1
                                       6.250          1,268.99         80
                                       6.000          1,268.99
    CARROLLTON       TX   75007          2            01/15/04         00
    0437375066                           05           03/01/04          0
    3000472328                           O            02/01/19
    0


    9069198          E82/G02             F          300,000.00         ZZ
                                         180        298,935.05          1
                                       5.625          2,471.20         84
                                       5.375          2,471.20
    LAUREL           MD   20708          5            01/20/04         04
    0400937090                           03           03/01/04          6
    0400937090                           O            02/01/19
    0


    9069468          E22/G02             F          167,000.00         ZZ
                                         180        166,381.70          1
                                       5.125          1,331.53         61
                                       4.875          1,331.53
    ONTARIO          CA   91761          5            01/15/04         00
    0419601265                           05           03/01/04          0
    0419601265                           O            02/01/19
    0


    9069612          E22/G02             F          163,000.00         ZZ
                                         180        162,421.38          1
                                       5.625          1,342.68         62
                                       5.375          1,342.68
    WEST MELBOURNE   FL   32904          1            01/23/04         00
    0419492681                           03           03/01/04          0
    0419492681                           O            02/01/19
    0


    9069666          E22/G02             F           61,500.00         ZZ
                                         180         61,286.26          1
                                       5.875            514.83         95
                                       5.625            514.83
    NOBLE            OK   73068          5            01/19/04         01
    0419520051                           05           03/01/04         25
    0419520051                           O            02/01/19
    0


    9069684          E22/G02             F           88,500.00         ZZ
                                         180         88,175.76          1
                                       5.250            711.43         48
                                       5.000            711.43
1


    COMPTON          CA   90221          5            12/31/03         00
    0419449228                           05           03/01/04          0
    0419449228                           N            02/01/19
    0


    9069912          E22/G02             F           64,000.00         ZZ
                                         180         63,772.81          1
                                       5.625            527.19         52
                                       5.375            527.19
    TACOMA           WA   98407          5            01/12/04         00
    0419200050                           05           03/01/04          0
    0419200050                           N            02/01/19
    0


    9071726          Q14/G02             F           96,000.00         ZZ
                                         180         95,570.34          1
                                       5.750            797.19         79
                                       5.500            797.19
    GARRISON         IA   52229          5            01/21/04         00
    0437374168                           05           03/01/04          0
    0000317675                           O            02/01/19
    0


    9074328          E22/G02             F           94,500.00         ZZ
                                         180         94,168.07          1
                                       5.750            784.74         90
                                       5.500            784.74
    MADISON          AL   35758          5            01/21/04         04
    0419623145                           05           03/01/04         25
    0419623145                           O            02/01/19
    0


    9074412          E22/G02             F           91,000.00         ZZ
                                         180         90,666.60          3
                                       5.250            731.53         28
                                       5.000            731.53
    ISSAQUAH         WA   98027          2            01/21/04         00
    0419537485                           05           03/01/04          0
    0419537485                           N            02/01/19
    0


    9074416          X81/G02             F           50,000.00         ZZ
                                         180         49,824.37          1
                                       5.750            415.21         36
                                       5.500            415.21
    NORTH BRANCH     MN   55056          5            01/16/04         00
    0437373459                           05           03/01/04          0
    9541891713                           O            02/01/19
    0
1




    9074744          E22/G02             F          191,000.00         ZZ
                                         120        189,786.36          1
                                       5.250          2,049.27         66
                                       5.000          2,049.27
    VALPARAISO       IN   46383          2            01/21/04         00
    0419374483                           05           03/01/04          0
    0419374483                           O            02/01/14
    0


    9075240          K15/G02             F          112,000.00         ZZ
                                         180        111,598.20          1
                                       5.500            915.13         70
                                       5.250            915.13
    CORRYTON         TN   37721          2            01/15/04         00
    0437375637                           05           03/01/04          0
    033805526587                         O            02/01/19
    0


    9076372          E82/G02             F          137,600.00         ZZ
                                         180        137,006.36          1
                                       5.500          1,124.31         80
                                       5.250          1,124.31
    CROWN POINT      IN   46307          2            01/23/04         00
    0400942116                           05           03/01/04          0
    0400942116                           O            02/01/19
    0


    9076382          E82/G02             F           89,000.00         ZZ
                                         180         88,700.43          4
                                       6.250            763.11         85
                                       6.000            763.11
    BEECH GROVE      IN   46107          2            01/23/04         04
    0400939294                           05           03/01/04          6
    0400939294                           N            02/01/19
    0


    9076850          P01/G02             F           67,000.00         ZZ
                                         180         66,759.63          1
                                       5.500            547.45         79
                                       5.250            547.45
    WYNANTSKILL      NY   12198          2            01/23/04         00
    0437380744                           05           03/01/04          0
    03010748                             O            02/01/19
    0


    9076892          U05/G02             F           78,900.00         ZZ
                                         180         78,625.79          1
1


                                       5.875            660.49         41
                                       5.625            660.49
    PORTLAND         OR   97211          2            01/16/04         00
    0437375108                           05           03/01/04          0
    3452188                              N            02/01/19
    0


    9077014          U05/G02             F           76,000.00         TX
                                         180         75,730.21          1
                                       5.625            626.04         80
                                       5.375            626.04
    HOUSTON          TX   77099          5            01/15/04         00
    0437381635                           03           03/01/04          0
    3000430773                           O            02/01/19
    0


    9077080          E22/G02             F          177,600.00         ZZ
                                         180        176,956.11          1
                                       5.375          1,439.39         80
                                       5.125          1,439.39
    EUGENE           OR   97404          2            01/15/04         00
    0419506787                           05           03/01/04          0
    0419506787                           O            02/01/19
    0


    9077274          E22/G02             F          115,200.00         ZZ
                                         180        114,816.38          1
                                       6.375            995.62         90
                                       6.125            995.62
    SCOTTSBORO       AL   35768          5            01/21/04         10
    0419130216                           05           03/01/04         12
    0419130216                           O            02/01/19
    0


    9077442          E22/G02             F           76,500.00         ZZ
                                         180         76,225.55          1
                                       5.500            625.07         93
                                       5.250            625.07
    SOUTH HUTCHINSO  KS   67505          2            01/21/04         01
    0419482419                           05           03/01/04         25
    0419482419                           O            02/01/19
    0


    9077472          E22/G02             F          173,250.00         ZZ
                                         180        172,615.25          1
                                       5.250          1,392.72         75
                                       5.000          1,392.72
    HIALEAH          FL   33013          5            01/22/04         00
    0419493812                           05           03/01/04          0
1


    0419493812                           O            02/01/19
    0


    9077604          E22/G02             F          244,000.00         ZZ
                                         180        243,124.65          1
                                       5.500          1,993.68         80
                                       5.250          1,993.68
    SPICEWOOD        TX   78669          5            01/22/04         00
    0419395959                           05           03/01/04          0
    0419395959                           O            02/01/19
    0


    9077624          E22/G02             F          128,700.00         TX
                                         180        128,118.86          1
                                       5.750          1,068.74         77
                                       5.500          1,068.74
    HOUSTON          TX   77092          5            01/22/04         00
    0419156047                           05           03/01/04          0
    0419156047                           O            02/01/19
    0


    9077808          E84/G02             F           83,000.00         ZZ
                                         180         82,705.36          1
                                       5.625            683.70         69
                                       5.375            683.70
    RALEIGH          NC   27603          5            01/07/04         00
    0437411762                           05           03/01/04          0
    1101127291                           O            02/01/19
    0


    9078010          A52/G02             F          143,392.00         T
                                         180        142,872.14          1
                                       5.375          1,162.14         70
                                       5.125          1,162.14
    OCALA            FL   34476          1            01/27/04         00
    0437376304                           03           03/01/04          0
    28542                                O            02/01/19
    0


    9078068          E82/G02             F          210,700.00         ZZ
                                         180        209,983.18          4
                                       6.125          1,792.27         46
                                       5.875          1,792.27
    NORWALK          CA   90650          2            01/22/04         00
    0400932752                           05           03/01/04          0
    0400932752                           N            02/01/19
    0


1


    9078250          X67/G02             F           70,000.00         ZZ
                                         180         69,751.52          1
                                       5.625            576.61         54
                                       5.375            576.61
    LOS ANGELES      CA   90001          2            01/07/04         00
    0437409436                           05           03/01/04          0
    0000428154                           O            02/01/19
    0


    9078564          E22/G02             F          136,000.00         ZZ
                                         180        135,517.22          1
                                       5.625          1,120.28         80
                                       5.375          1,120.28
    HUMBLE           TX   77339          2            01/22/04         00
    0419479944                           03           03/01/04          0
    0419479944                           O            02/01/19
    0


    9078576          E22/G02             F           86,678.00         TX
                                         180         86,370.31          1
                                       5.625            713.99         75
                                       5.375            713.99
    NEW BRAUNFELS    TX   78130          5            01/23/04         00
    0419381801                           05           03/01/04          0
    0419381801                           O            02/01/19
    0


    9078766          E22/G02             F          146,300.00         ZZ
                                         180        145,786.13          1
                                       5.750          1,214.89         95
                                       5.500          1,214.89
    ROCK SPRINGS     WY   82901          5            01/22/04         04
    0419537022                           05           03/01/04         30
    0419537022                           O            02/01/19
    0


    9078808          E22/G02             F           57,800.00         ZZ
                                         180         57,589.00          1
                                       6.000            487.75         52
                                       5.750            487.75
    JAY              FL   32565          2            01/23/04         00
    0419309299                           05           03/01/04          0
    0419309299                           O            02/01/19
    0


    9078866          E22/G02             F          110,000.00         T
                                         180        109,629.75          1
                                       6.250            943.17         55
                                       6.000            943.17
1


    CHANDLER         AZ   85225          5            01/16/04         00
    0419494471                           05           03/01/04          0
    0419494471                           O            02/01/19
    0


    9078876          E22/G02             F          120,000.00         ZZ
                                         180        119,564.94          1
                                       5.375            972.56         79
                                       5.125            972.56
    LEXINGTON        SC   29073          5            01/20/04         00
    0419503206                           05           03/01/04          0
    0419503206                           O            02/01/19
    0


    9078930          E22/G02             F          135,000.00         ZZ
                                         180        134,520.77          2
                                       5.625          1,112.04         53
                                       5.375          1,112.04
    CHICAGO          IL   60647          5            01/23/04         00
    0419648902                           05           03/01/04          0
    0419648902                           O            02/01/19
    0


    9080054          Y21/G02             F          269,500.00         ZZ
                                         180        268,533.17          1
                                       5.500          2,202.04         80
                                       5.250          2,202.04
    TUCSON           AZ   85704          5            01/09/04         00
    0437380033                           05           03/01/04          0
    223036081                            O            02/01/19
    0


    9080128          Y21/G02             F          288,000.00         ZZ
                                         180        287,009.69          3
                                       6.000          2,430.31         89
                                       5.750          2,430.31
    PATERSON         NJ   07501          1            01/08/04         04
    0437376601                           05           03/01/04         20
    223040614                            N            02/01/19
    0


    9080168          Y21/G02             F           78,750.00         ZZ
                                         180         78,218.48          1
                                       6.250            675.23         75
                                       6.000            675.23
    BOYTON BEACH     FL   33436          5            01/05/04         00
    0437377823                           09           02/01/04          0
    203943091                            N            01/01/19
    0
1




    9080250          Y21/G02             F          180,000.00         ZZ
                                         180        179,347.41          1
                                       5.375          1,458.84         80
                                       5.125          1,458.84
    CROFTON          MD   21114          5            01/08/04         00
    0437378458                           09           03/01/04          0
    223040274                            O            02/01/19
    0


    9080258          E11/G02             F           43,000.00         ZZ
                                         180         42,853.71          1
                                       6.125            365.77        100
                                       5.875            365.77
    ARIZONA CITY     AZ   85223          1            12/30/03         14
    0437376734                           05           03/01/04         35
    0006001066840                        O            02/01/19
    0


    9080606          Y21/G02             F          168,000.00         ZZ
                                         180        167,403.63          1
                                       5.625          1,383.87         75
                                       5.375          1,383.87
    GALVESTON        TX   77550          2            01/15/04         00
    0437379639                           05           03/01/04          0
    223001961                            O            02/01/19
    0


    9080646          Y21/G02             F           83,500.00         ZZ
                                         180         83,218.95          1
                                       6.250            715.95         60
                                       6.000            715.95
    RIALTO           CA   92376          2            01/02/04         00
    0437379399                           03           03/01/04          0
    203808975                            O            02/01/19
    0


    9080740          E82/G02             F          116,200.00         ZZ
                                         180        115,783.13          1
                                       5.500            949.45         83
                                       5.250            949.45
    BALTIMORE        MD   21228          2            01/23/04         04
    0400937579                           05           03/01/04          6
    0400937579                           O            02/01/19
    0


    9080792          E82/G02             F          144,400.00         ZZ
                                         180        143,881.96          1
1


                                       5.500          1,179.87         76
                                       5.250          1,179.87
    SANTA FE         NM   87505          2            01/23/04         00
    0400936175                           05           03/01/04          0
    0400936175                           O            02/01/19
    0


    9080802          E82/G02             F          154,500.00         ZZ
                                         180        153,951.55          1
                                       5.625          1,272.67         59
                                       5.375          1,272.67
    BOTHELL          WA   98011          2            01/26/04         00
    0400943155                           05           03/01/04          0
    0400943155                           N            02/01/19
    0


    9080810          E82/G02             F          118,000.00         ZZ
                                         180        117,581.13          1
                                       5.625            972.00         70
                                       5.375            972.00
    AURORA           IL   60504          2            01/26/04         00
    0400946224                           05           03/01/04          0
    0400946224                           O            02/01/19
    0


    9080846          Y21/G02             F          171,000.00         ZZ
                                         180        169,425.49          1
                                       5.500          1,397.22         78
                                       5.250          1,397.22
    BRENTWOOD        MD   20722          5            12/29/03         00
    0437380264                           05           02/01/04          0
    223024325                            O            01/01/19
    0


    9080850          Y21/G02             F          185,000.00         ZZ
                                         180        184,343.28          1
                                       5.625          1,523.91         62
                                       5.375          1,523.91
    OAKLAND PARK     FL   33309          5            01/09/04         00
    0437379852                           05           03/01/04          0
    223031925                            O            02/01/19
    0


    9081170          E22/G02             F           83,000.00         ZZ
                                         180         82,720.63          1
                                       6.250            711.66         80
                                       6.000            711.66
    KATY             TX   77449          2            01/29/04         00
    0419732227                           03           03/01/04          0
1


    0419732227                           N            02/01/19
    0


    9081220          E22/G02             F          104,000.00         ZZ
                                         180        103,634.70          1
                                       5.750            863.63         80
                                       5.500            863.63
    SPOKANE VALLEY   WA   99216          1            01/20/04         00
    0419301478                           05           03/01/04          0
    0419301478                           N            02/01/19
    0


    9081290          E22/G02             F          108,800.00         ZZ
                                         180        108,397.19          2
                                       5.125            867.48         80
                                       4.875            867.48
    ENGLEWOOD        FL   34224          1            01/29/04         00
    0419658760                           05           03/01/04          0
    0419658760                           N            02/01/19
    0


    9081618          K15/G02             F          147,000.00         TX
                                         180        146,461.43          1
                                       5.250          1,181.70         79
                                       5.000          1,181.70
    KATY             TX   77449          5            01/23/04         00
    0437400047                           03           03/01/04          0
    017805515567                         O            02/01/19
    0


    9082634          P27/G02             F          117,400.00         ZZ
                                         180        116,978.82          1
                                       5.500            959.26         84
                                       5.250            959.26
    MESA             AZ   85208          5            01/19/04         01
    0437393234                           05           03/01/04         25
    2107950616                           O            02/01/19
    0


    9082714          N74/G02             F           67,437.00         ZZ
                                         180         67,192.51          1
                                       5.375            546.55         75
                                       5.125            546.55
    CLAREMONT        NC   28610          2            01/27/04         00
    0437388226                           05           03/02/04          0
    0034044010                           O            02/02/19
    0


1


    9082774          Y21/G02             F          220,000.00         ZZ
                                         180        219,202.39          1
                                       5.375          1,783.03         44
                                       5.125          1,783.03
    COSTA MESA       CA   92626          5            01/09/04         00
    0437377914                           05           03/01/04          0
    204006007                            O            02/01/19
    0


    9082830          Y21/G02             F           85,000.00         ZZ
                                         180         84,691.83          1
                                       5.375            688.90         19
                                       5.125            688.90
    TUCSON           AZ   85749          2            01/02/04         00
    0437378318                           05           03/01/04          0
    223001058                            O            02/01/19
    0


    9082976          A50/G02             F           80,000.00         ZZ
                                         180         79,716.01          1
                                       5.625            658.99         49
                                       5.375            658.99
    ROME             GA   30161          5            01/22/04         00
    0437397953                           05           03/01/04          0
    02048544                             O            02/01/19
    0


    9083766          313/G02             F           50,000.00         ZZ
                                         180         49,647.90          1
                                       5.750            415.21         59
                                       5.500            415.21
    NORRISTOWN       PA   19401          2            12/19/03         00
    0437392020                           07           02/01/04          0
    9996778                              N            01/01/19
    0


    9083768          313/G02             F           51,000.00         ZZ
                                         180         50,640.88          1
                                       5.750            423.51         60
                                       5.500            423.51
    NORRISTOWN       PA   19401          2            12/19/03         00
    0437391345                           07           02/01/04          0
    9996471                              N            01/01/19
    0


    9083770          313/G02             F           52,200.00         ZZ
                                         180         51,832.42          1
                                       5.750            433.48         62
                                       5.500            433.48
1


    NORRISTOWN       PA   19401          2            12/19/03         00
    0437391220                           05           02/01/04          0
    9996505                              N            01/01/19
    0


    9083772          313/G02             F           50,000.00         ZZ
                                         180         49,647.90          1
                                       5.750            415.21         59
                                       5.500            415.21
    NORRISTOWN       PA   19401          2            12/19/03         00
    0437392079                           07           02/01/04          0
    9996489                              N            01/01/19
    0


    9083810          E22/G02             F          180,000.00         ZZ
                                         180        179,354.25          1
                                       5.500          1,470.75         80
                                       5.250          1,470.75
    MANVEL           TX   77578          5            01/26/04         00
    0419538897                           05           03/01/04          0
    0419538897                           O            02/01/19
    0


    9083908          E22/G02             F          147,600.00         ZZ
                                         180        147,108.50          1
                                       6.375          1,275.63         90
                                       6.125          1,275.63
    MONROE           NC   28112          2            01/23/04         10
    0419497490                           05           03/01/04         12
    0419497490                           O            02/01/19
    0


    9083934          E22/G02             F          116,000.00         ZZ
                                         180        115,579.44          1
                                       5.375            940.14         75
                                       5.125            940.14
    RIVERSIDE        CA   92509          5            01/26/04         00
    0419602123                           05           03/01/04          0
    0419602123                           O            02/01/19
    0


    9083992          E22/G02             F           91,250.00         ZZ
                                         180         90,929.49          1
                                       5.750            757.75         70
                                       5.500            757.75
    TULSA            OK   74133          5            01/26/04         00
    0419530324                           05           03/01/04          0
    0419530324                           O            02/01/19
    0
1




    9084170          E22/G02             F          139,000.00         ZZ
                                         180        138,496.05          1
                                       5.375          1,126.55         76
                                       5.125          1,126.55
    GRAND LEDGE      MI   48837          2            01/26/04         00
    0419146907                           05           03/01/04          0
    0419146907                           O            02/01/19
    0


    9084422          E22/G02             F          245,000.00         ZZ
                                         180        244,102.38          1
                                       5.250          1,969.50         77
                                       5.000          1,969.50
    FRESNO           CA   93720          5            01/22/04         00
    0419566161                           05           03/01/04          0
    0419566161                           O            02/01/19
    0


    9084464          E22/G02             F           98,000.00         ZZ
                                         180         97,659.41          1
                                       5.875            820.38         70
                                       5.625            820.38
    POULSBO          WA   98370          5            01/27/04         00
    0419580345                           03           03/01/04          0
    0419580345                           N            02/01/19
    0


    9084466          U36/G02             F          261,000.00         ZZ
                                         180        260,102.53          1
                                       6.000          2,202.47         90
                                       5.750          2,202.47
    SUWANEE          GA   30024          1            01/23/04         01
    0437401771                           03           03/01/04         30
    100682004                            O            02/01/19
    0


    9084490          144/144             F          298,000.00         ZZ
                                         180        296,975.31          1
                                       6.000          2,514.69         67
                                       5.750          2,514.69
    MT. KISCO        NY   10549          5            01/21/04         00
    160747881000000                      09           03/01/04          0
    160747881                            N            02/01/19
    0


    9084546          T44/G02             F          106,000.00         ZZ
                                         180        105,623.72          1
1


                                       5.625            873.16         50
                                       5.375            873.16
    BAKERSFIELD      CA   93306          5            01/27/04         00
    0437387905                           05           03/01/04          0
    1102504                              N            02/01/19
    0


    9084550          F62/F62             F          110,200.00         ZZ
                                         180        109,432.17          1
                                       5.875            922.50         80
                                       5.625            922.50
    NORTH MIAMI      FL   33161          2            12/29/03         00
    39180                                05           02/01/04          0
    39180                                O            01/01/19
    0


    9084708          H81/G02             F           80,100.00         ZZ
                                         180         79,833.27          2
                                       6.375            692.26         90
                                       6.125            692.26
    MILWAUKEE        WI   53204          1            01/30/04         04
    0437426406                           05           03/01/04         20
    WH23302                              N            02/01/19
    0


    9084714          E22/G02             F           93,000.00         ZZ
                                         180         92,676.79          1
                                       5.875            778.52         60
                                       5.625            778.52
    POULSBO          WA   98370          5            01/27/04         00
    0419699897                           05           03/01/04          0
    0419699897                           N            02/01/19
    0


    9084736          E22/G02             F          121,600.00         ZZ
                                         180        121,168.34          1
                                       5.625          1,001.66         80
                                       5.375          1,001.66
    HOUSTON          TX   77066          1            01/28/04         00
    0419709209                           03           03/01/04          0
    0419709209                           N            02/01/19
    0


    9084846          E22/G02             F          156,000.00         ZZ
                                         180        155,479.75          4
                                       6.375          1,348.23         80
                                       6.125          1,348.23
    FARGO            ND   58102          2            01/30/04         00
    0419251749                           05           03/01/04          0
1


    0419251749                           N            02/01/19
    0


    9086012          E82/G02             F           73,000.00         ZZ
                                         180         73,000.00          1
                                       5.625            601.32         48
                                       5.375            601.32
    MADISON          MS   39110          2            01/30/04         00
    0400945275                           05           04/01/04          0
    0400945275                           O            03/01/19
    0


    9086128          E22/G02             F           92,200.00         ZZ
                                         180         90,218.64          1
                                       5.375            747.25         77
                                       5.125            747.25
    CALDWELL         TX   77836          2            01/28/04         00
    0419269923                           05           03/01/04          0
    0419269923                           O            02/01/19
    0


    9086130          E22/G02             F          113,600.00         ZZ
                                         180        113,200.98          1
                                       5.750            943.35         80
                                       5.500            943.35
    FREDERICK        MD   21701          1            02/02/04         00
    0419306410                           09           03/01/04          0
    0419306410                           N            02/01/19
    0


    9086132          E22/G02             F           84,000.00         ZZ
                                         180         83,692.24          1
                                       5.250            675.26         80
                                       5.000            675.26
    PORTERDALE       GA   30070          5            01/28/04         00
    0419311584                           05           03/01/04          0
    0419311584                           O            02/01/19
    0


    9086144          E22/G02             F          115,500.00         ZZ
                                         180        115,500.00          1
                                       5.250            928.48         80
                                       5.000            928.48
    COMMERCE CITY    CO   80022          5            01/27/04         00
    0419323217                           05           04/01/04          0
    0419323217                           O            03/01/19
    0


1


    9086438          E22/G02             F          152,000.00         TX
                                         180        151,448.92          1
                                       5.375          1,231.91         80
                                       5.125          1,231.91
    NORTH RICHLAND   TX   76180          5            01/28/04         00
    0419573555                           03           03/01/04          0
    0419573555                           O            02/01/19
    0


    9086486          E22/G02             F           83,000.00         ZZ
                                         180         82,711.54          1
                                       5.875            694.81         88
                                       5.625            694.81
    MOORE            OK   73160          2            01/28/04         01
    0419599824                           05           03/01/04         25
    0419599824                           O            02/01/19
    0


    9086510          E22/G02             F          112,450.00         ZZ
                                         180        112,450.00          1
                                       5.375            911.37         65
                                       5.125            911.37
    ECKERT           CO   81418          5            01/28/04         00
    0419343157                           05           04/01/04          0
    0419343157                           O            03/01/19
    0


    9086546          E22/G02             F          137,600.00         ZZ
                                         180        137,116.69          1
                                       5.750          1,142.64         80
                                       5.500          1,142.64
    GLENVIEW         IL   60025          5            01/27/04         00
    0419429816                           01           03/01/04          0
    0419429816                           O            02/01/19
    0


    9086676          E22/G02             F           63,200.00         ZZ
                                         180         62,980.36          2
                                       5.875            529.06         80
                                       5.625            529.06
    SAN ANTONIO      TX   78210          1            02/02/04         00
    0419658257                           05           03/01/04          0
    0419658257                           N            02/01/19
    0


    9086932          K60/G02             F           50,000.00         TX
                                         180         49,824.37          1
                                       5.750            415.21         80
                                       5.500            415.21
1


    FREEPORT         TX   77541          5            01/26/04         00
    0437411267                           05           03/01/04          0
    0001067335                           O            02/01/19
    0


    9087368          U45/G02             F          132,398.00         ZZ
                                         180        131,932.96          1
                                       5.750          1,099.45         86
                                       5.500          1,099.45
    FORT WORTH       TX   76179          2            01/06/04         11
    0437398092                           03           03/01/04         25
    40600007                             O            02/01/19
    0


    9087380          U05/G02             F          104,800.00         TX
                                         180        104,427.98          1
                                       5.625            863.27         80
                                       5.375            863.27
    DALLAS           TX   75243          5            01/26/04         00
    0437399215                           05           03/01/04          0
    3000554184                           O            02/01/19
    0


    9090536          E22/G02             F           51,000.00         ZZ
                                         180         50,817.04          1
                                       5.500            416.71         64
                                       5.250            416.71
    GRAND JUNCTION   CO   81501          5            01/29/04         00
    0419365416                           05           03/01/04          0
    0419365416                           O            02/01/19
    0


    9090578          E22/G02             F           72,000.00         ZZ
                                         180         71,738.96          1
                                       5.375            583.54         77
                                       5.125            583.54
    IRMO             SC   29063          2            02/03/04         00
    0419440342                           05           03/01/04          0
    0419440342                           N            02/01/19
    0


    9090620          E22/G02             F           42,100.00         TX
                                         120         41,843.10          1
                                       6.000            467.40         45
                                       5.750            467.40
    PARADISE         TX   76073          5            01/28/04         00
    0419494794                           05           03/01/04          0
    0419494794                           O            02/01/14
    0
1




    9090660          E22/G02             F           92,500.00         ZZ
                                         180         92,161.10          1
                                       5.250            743.59         50
                                       5.000            743.59
    DENVER           CO   80239          2            01/29/04         00
    0419608575                           05           03/01/04          0
    0419608575                           O            02/01/19
    0


    9090728          E22/G02             F          113,000.00         ZZ
                                         180        112,590.32          1
                                       5.375            915.83         87
                                       5.125            915.83
    KEIZER           OR   97303          2            01/27/04         04
    0419676788                           05           03/01/04         12
    0419676788                           O            02/01/19
    0


    9090828          F89/G02             F           85,050.00         ZZ
                                         180         84,757.55          3
                                       6.000            717.70         40
                                       5.750            717.70
    LANCASTER        CA   93534          2            01/26/04         00
    0437394125                           05           03/01/04          0
    39248                                N            02/01/19
    0


    9091030          E40/G02             F          150,000.00         ZZ
                                         180        149,500.50          1
                                       6.375          1,296.38         78
                                       6.125          1,296.38
    WEST ROXBURY     MA   02467          1            01/29/04         00
    0437412448                           01           03/01/04          0
    54500307                             N            02/01/19
    0


    9091766          601/G02             F          175,000.00         ZZ
                                         180        174,365.53          1
                                       5.375          1,418.32         68
                                       5.125          1,418.32
    BOWDON           GA   30108          2            01/22/04         00
    0437474844                           05           03/01/04          0
    63820468                             O            02/01/19
    0


    9093894          N47/G02             F          141,350.00         T
                                         180        140,842.90          1
1


                                       5.500          1,154.95         33
                                       5.250          1,154.95
    SANTEE           CA   92071          2            01/23/04         00
    0437399009                           05           03/01/04          0
    30510439                             O            02/01/19
    0


    9096052          T44/G02             F           95,000.00         ZZ
                                         180         94,666.32          1
                                       5.750            788.89         67
                                       5.500            788.89
    VANCOUVER        WA   98686          5            01/15/04         00
    0437390263                           05           03/01/04          0
    1099780                              N            02/01/19
    0


    9096310          E22/G02             F          136,000.00         ZZ
                                         180        136,000.00          1
                                       5.375          1,102.23         80
                                       5.125          1,102.23
    MERIDIAN         MS   39305          1            02/04/04         00
    0419707211                           05           04/01/04          0
    0419707211                           O            03/01/19
    0


    9096336          E22/G02             F          162,400.00         ZZ
                                         180        161,805.00          1
                                       5.250          1,305.50         80
                                       5.000          1,305.50
    FRIDLEY          MN   55432          5            01/30/04         00
    0419722152                           05           03/01/04          0
    0419722152                           O            02/01/19
    0


    9096454          E22/G02             F          129,700.00         ZZ
                                         180        129,239.59          1
                                       5.625          1,068.38         95
                                       5.375          1,068.38
    CANDLER          NC   28715          5            01/30/04         01
    0419586813                           05           03/01/04         25
    0419586813                           O            02/01/19
    0


    9096498          E22/G02             F           78,000.00         ZZ
                                         180         77,711.21          1
                                       5.125            621.91         62
                                       4.875            621.91
    WINSLOW          ME   04901          5            01/30/04         00
    0419613302                           05           03/01/04          0
1


    0419613302                           O            02/01/19
    0


    9096512          E22/G02             F          144,000.00         ZZ
                                         180        144,000.00          1
                                       5.750          1,195.79         78
                                       5.500          1,195.79
    AUSTIN           TX   78704          2            01/30/04         00
    0419560644                           05           04/01/04          0
    0419560644                           O            03/01/19
    0


    9096592          E22/G02             F           85,600.00         ZZ
                                         180         85,292.91          1
                                       5.500            699.42         80
                                       5.250            699.42
    CHICKASHA        OK   73018          5            01/30/04         00
    0419548292                           05           03/01/04          0
    0419548292                           O            02/01/19
    0


    9096648          E22/G02             F           65,000.00         ZZ
                                         180         64,759.34          1
                                       5.125            518.26         40
                                       4.875            518.26
    OKEMOS           MI   48864          2            01/30/04         00
    0419513494                           05           03/01/04          0
    0419513494                           O            02/01/19
    0


    9096682          E22/G02             F          177,050.00         ZZ
                                         180        176,062.18          1
                                       5.250          1,423.27         78
                                       5.000          1,423.27
    SALADO           TX   76571          2            01/30/04         00
    0419407002                           05           03/01/04          0
    0419407002                           O            02/01/19
    0


    9096886          K15/G02             F          142,800.00         ZZ
                                         180        142,282.29          1
                                       5.375          1,157.34         66
                                       5.125          1,157.34
    FREDERICKSBURG   VA   22406          5            01/27/04         00
    0437398936                           05           03/01/04          0
    034405527158                         O            02/01/19
    0


1


    9096896          B39/G02             F           75,000.00         ZZ
                                         180         74,744.84          1
                                       6.125            637.97         28
                                       5.875            637.97
    MAPLEWOOD        MN   55117          5            02/02/04         00
    0437398035                           05           03/01/04          0
    04800067F                            N            02/01/19
    0


    9096974          601/G02             F          165,000.00         ZZ
                                         180        163,850.32          2
                                       5.875          1,381.25         53
                                       5.625          1,381.25
    NEW ORLEANS      LA   70119          5            12/04/03         00
    0437473838                           05           02/01/04          0
    63757207                             N            01/01/19
    0


    9097574          X91/G02             F          310,500.00         ZZ
                                         180        309,386.08          1
                                       5.500          2,537.04         69
                                       5.250          2,537.04
    HONOLULU         HI   96814          2            01/15/04         00
    0437422868                           06           03/01/04          0
    810458                               N            02/01/19
    0


    9098898          601/G02             F           59,500.00         ZZ
                                         180         58,870.01          1
                                       5.750            494.09         55
                                       5.500            494.09
    FAYETTEVILLE     NC   28303          5            11/25/03         00
    0437401201                           05           01/01/04          0
    63800775                             N            12/01/18
    0


    9099108          601/G02             F          130,500.00         ZZ
                                         180        129,581.05          1
                                       5.750          1,083.69         90
                                       5.500          1,083.69
    ORANGE PARK      FL   32073          1            12/12/03         10
    0437399538                           05           02/01/04         20
    63804165                             N            01/01/19
    0


    9099566          601/G02             F           92,000.00         ZZ
                                         180         91,358.97          1
                                       5.875            770.15         80
                                       5.625            770.15
1


    OGDEN            UT   84404          1            12/17/03         00
    0437489263                           05           02/01/04          0
    63837405                             N            01/01/19
    0


    9099576          601/G02             F           69,600.00         ZZ
                                         180         68,615.07          1
                                       5.750            577.97         80
                                       5.500            577.97
    WINTER SPRINGS   FL   32708          1            11/06/03         00
    0437405434                           09           12/01/03          0
    63666994                             N            11/01/18
    0


    9099580          601/G02             F          195,000.00         ZZ
                                         180        192,891.65          1
                                       5.500          1,593.32         60
                                       5.250          1,593.32
    GAINESVILLE      FL   32653          2            11/20/03         00
    0437404080                           05           01/01/04          0
    63797096                             O            12/01/18
    0


    9099606          E22/G02             F          110,800.00         ZZ
                                         180        110,800.00          4
                                       6.625            972.82         80
                                       6.375            972.82
    YAKIMA           WA   98902          2            02/02/04         00
    0419783337                           05           04/01/04          0
    0419783337                           N            03/01/19
    0


    9099642          E22/G02             F          136,000.00         ZZ
                                         120        135,170.12          2
                                       6.000          1,509.88         40
                                       5.750          1,509.88
    CARMICHAEL       CA   95608          5            01/28/04         00
    0419695440                           05           03/01/04          0
    0419695440                           N            02/01/14
    0


    9099886          E22/G02             F           62,000.00         ZZ
                                         180         62,000.00          1
                                       5.375            502.49         46
                                       5.125            502.49
    FRESNO           CA   93702          2            02/02/04         00
    0419602842                           05           04/01/04          0
    0419602842                           N            03/01/19
    0
1




    9100050          E22/G02             F          110,800.00         ZZ
                                         180        110,800.00          4
                                       6.625            972.82         80
                                       6.375            972.82
    YAKIMA           WA   98902          2            02/02/04         00
    0419420146                           05           04/01/04          0
    0419420146                           N            03/01/19
    0


    9100054          E22/G02             F           54,000.00         ZZ
                                         180         53,812.33          1
                                       5.875            452.04         52
                                       5.625            452.04
    HENDERSONVILLE   NC   28739          2            02/05/04         00
    0419429758                           05           03/01/04          0
    0419429758                           N            02/01/19
    0


    9100062          E22/G02             F           70,000.00         ZZ
                                         180         69,759.30          1
                                       6.000            590.70         64
                                       5.750            590.70
    HENDERSONVILLE   NC   28791          2            02/05/04         00
    0419459375                           05           03/01/04          0
    0419459375                           N            02/01/19
    0


    9100076          T44/G02             F          104,000.00         ZZ
                                         180        103,649.95          1
                                       6.250            891.72         80
                                       6.000            891.72
    VANCOUVER        WA   98682          1            01/29/04         00
    0437400799                           05           03/01/04          0
    1100699                              N            02/01/19
    0


    9100320          Q87/G02             F           58,800.00         TX
                                         180         58,394.61          1
                                       6.000            496.19         78
                                       5.750            496.19
    HOUSTON          TX   77017          5            12/29/03         00
    0437453897                           05           02/05/04          0
    HAJ001                               O            01/05/19
    0


    9100656          G51/G02             F          270,000.00         ZZ
                                         180        269,071.59          1
1


                                       6.000          2,278.41         90
                                       5.750          2,278.41
    BEVERLY HILLS    FL   34465          5            01/29/04         04
    0437409717                           03           03/01/04         25
    25004499                             O            02/01/19
    0


    9100794          K15/G02             F          124,200.00         ZZ
                                         180        123,744.96          1
                                       5.250            998.42         72
                                       5.000            998.42
    TALLAHASSEE      FL   32308          5            01/27/04         00
    0437418965                           03           03/01/04          0
    008605527390                         O            02/01/19
    0


    9100888          P09/G02             F          197,000.00         ZZ
                                         180        197,000.00          1
                                       5.250          1,583.64         83
                                       5.000          1,583.64
    ODENTON          MD   21113          5            02/04/04         10
    0437406028                           05           04/01/04          6
    BL0401130005                         O            03/01/19
    0


    9101090          K15/G02             F          146,000.00         ZZ
                                         180        145,470.68          1
                                       5.375          1,183.28         35
                                       5.125          1,183.28
    LAGUNA NIGUEL    CA   92677          5            01/27/04         00
    0437416340                           01           03/01/04          0
    018705515443                         O            02/01/19
    0


    9101254          K15/G02             F           60,000.00         ZZ
                                         120         59,623.84          1
                                       5.500            651.16         12
                                       5.250            651.16
    COSTA MESA       CA   92626          2            01/27/04         00
    0437415979                           05           03/01/04          0
    017805515752                         O            02/01/14
    0


    9101376          E84/G02             F          100,000.00         ZZ
                                         180         99,667.00          1
                                       6.375            864.25         80
                                       6.125            864.25
    SAVANNAH         GA   31406          5            01/16/04         00
    0437470354                           05           03/01/04          0
1


    93006047                             N            02/01/19
    0


    9102214          E82/G02             F           90,700.00         ZZ
                                         180         90,700.00          1
                                       6.250            777.68         89
                                       6.000            777.68
    MAULDIN          SC   29662          2            02/02/04         04
    0400935169                           03           04/01/04         12
    0400935169                           O            03/01/19
    0


    9103628          N67/G02             F          145,600.00         T
                                         180        145,077.66          1
                                       5.500          1,189.67         76
                                       5.250          1,189.67
    SCOTTSDALE       AZ   85260          1            01/20/04         00
    0437460496                           01           03/01/04          0
    1760004425                           O            02/01/19
    0


    9103922          N67/G02             F          160,000.00         ZZ
                                         180        159,449.83          1
                                       6.000          1,350.17         80
                                       5.750          1,350.17
    SCHILLER PARK    IL   60176          5            01/12/04         00
    0437461668                           05           03/01/04          0
    1165003699                           O            02/01/19
    0


    9103974          E22/G02             F          199,500.00         TX
                                         180        199,500.00          1
                                       5.500          1,630.08         56
                                       5.250          1,630.08
    MONTGOMERY       TX   77316          5            02/02/04         00
    0419613310                           05           04/01/04          0
    0419613310                           O            03/01/19
    0


    9104064          N67/G02             F           40,000.00         ZZ
                                         180         39,735.73          1
                                       6.500            348.44         23
                                       6.250            348.44
    CAPE CORAL       FL   33914          1            12/15/03         00
    0437462104                           05           02/01/04          0
    1165003460                           O            01/01/19
    0


1


    9104068          N67/G02             F          130,000.00         ZZ
                                         180        129,528.68          1
                                       5.375          1,053.61         66
                                       5.125          1,053.61
    CORDOVA          TN   38016          5            01/16/04         00
    0437462120                           05           03/01/04          0
    3254010644                           O            02/01/19
    0


    9104086          N67/G02             F           95,900.00         ZZ
                                         180         95,577.21          1
                                       6.250            822.27         70
                                       6.000            822.27
    TEMPE            AZ   85284          1            01/08/04         00
    0437462187                           03           03/01/04          0
    1785005820                           O            02/01/19
    0


    9104238          E22/G02             F          147,200.00         TX
                                         180        146,677.47          1
                                       5.625          1,212.53         80
                                       5.375          1,212.53
    HOUSTON          TX   77023          5            02/02/04         00
    0419575956                           05           03/01/04          0
    0419575956                           O            02/01/19
    0


    9104390          N67/G02             F           62,950.00         ZZ
                                         180         62,753.55          1
                                       7.125            570.22         42
                                       6.875            570.22
    WHITESTOWN       IN   46075          1            01/29/04         00
    0437463284                           03           03/01/04          0
    3262008135                           O            02/01/19
    0


    9104686          K15/G02             F          287,900.00         TX
                                         180        287,900.00          1
                                       5.375          2,333.33         80
                                       5.125          2,333.33
    MISSOURI CITY    TX   77459          5            02/03/04         00
    0437439250                           03           04/01/04          0
    018705515614                         O            03/01/19
    0


    9104834          N67/G02             F          175,000.00         ZZ
                                         180        173,660.35          1
                                       4.750          1,361.21         20
                                       4.500          1,361.21
1


    MILTON           MA   02186          5            12/19/03         00
    0437464431                           05           02/01/04          0
    1785005065                           O            01/01/19
    0


    9105020          E22/G02             F          112,950.00         ZZ
                                         180        112,565.74          1
                                       6.125            960.78         90
                                       5.875            960.78
    BAKERSFIELD      CA   93307          5            01/30/04         10
    0419250709                           05           03/01/04         12
    0419250709                           O            02/01/19
    0


    9105068          E22/G02             F          180,000.00         ZZ
                                         180        180,000.00          1
                                       5.625          1,482.72         80
                                       5.375          1,482.72
    EL PASO          TX   79925          5            02/02/04         00
    0419309802                           05           04/01/04          0
    0419309802                           O            03/01/19
    0


    9105098          K15/G02             F          256,000.00         ZZ
                                         180        255,091.25          1
                                       5.625          2,108.75         80
                                       5.375          2,108.75
    EXCELSIOR        MN   55331          5            01/20/04         00
    0437430663                           05           03/01/04          0
    14805516792                          O            02/01/19
    0


    9105336          T23/G02             F           51,000.00         ZZ
                                         120         50,697.16          1
                                       6.500            579.09         75
                                       6.250            579.09
    ZANESVILLE       OH   43701          5            02/09/04         00
    0437468903                           05           03/09/04          0
    7234                                 N            02/09/14
    0


    9105358          T23/G02             F           48,750.00         ZZ
                                         120         48,460.51          1
                                       6.500            553.55         75
                                       6.250            553.55
    ZANESVILLE       OH   43701          5            02/09/04         00
    0437455413                           05           03/09/04          0
    7235                                 N            02/09/14
    0
1




    9106174          H04/G02             F          274,000.00         ZZ
                                         180        273,017.02          1
                                       5.500          2,238.81         66
                                       5.250          2,238.81
    TUOLUMNE         CA   95379          2            01/27/04         00
    0437474133                           05           03/01/04          0
    451507                               O            02/01/19
    0


    9106366          F36/G02             F          184,000.00         T
                                         180        183,325.87          1
                                       5.250          1,479.13         80
                                       5.000          1,479.13
    WESTPORT         WA   98595          1            01/15/04         00
    0437436280                           01           03/01/04          0
    06507100                             O            02/01/19
    0


    9106486          742/G02             F           60,000.00         ZZ
                                         180         59,789.25          1
                                       5.750            498.25         37
                                       5.500            498.25
    CONCORD          NY   14055          5            01/22/04         00
    0437430564                           05           03/01/04          0
    10132736                             O            02/01/19
    0


    9106728          E84/G02             F           69,900.00         ZZ
                                         180         69,654.48          1
                                       5.750            580.46         49
                                       5.500            580.46
    WICHITA          KS   67209          5            01/15/04         00
    0437468390                           05           03/01/04          0
    69940415                             O            02/01/19
    0


    9106876          E22/G02             F           72,000.00         ZZ
                                         120         72,000.00          2
                                       6.750            826.73         26
                                       6.500            826.73
    MIAMI            FL   33165          5            02/09/04         00
    0419658505                           05           04/01/04          0
    0419658505                           N            03/01/14
    0


    9106908          E22/G02             F           51,100.00         ZZ
                                         180         51,100.00          1
1


                                       5.750            424.34         77
                                       5.500            424.34
    CHOCTAW          OK   73020          2            02/06/04         00
    0419674197                           05           04/01/04          0
    0419674197                           N            03/01/19
    0


    9107332          E22/G02             F           97,000.00         ZZ
                                         180         96,662.90          2
                                       5.875            812.00         78
                                       5.625            812.00
    KENNEWICK        WA   99337          5            01/27/04         00
    0419372636                           05           03/01/04          0
    0419372636                           N            02/01/19
    0


    9107370          K15/G02             F          201,000.00         TX
                                         180        201,000.00          1
                                       5.750          1,669.12         77
                                       5.500          1,669.12
    SANTA FE         TX   77510          2            01/30/04         00
    0437428709                           05           04/01/04          0
    018305515840                         O            03/01/19
    0


    9107372          E22/G02             F           50,000.00         ZZ
                                         180         50,000.00          1
                                       6.000            421.93         91
                                       5.750            421.93
    CHICKASAW        AL   36611          5            02/03/04         04
    0419468665                           05           04/01/04         30
    0419468665                           O            03/01/19
    0


    9107380          E22/G02             F          135,400.00         ZZ
                                         180        135,400.00          1
                                       5.375          1,097.37         70
                                       5.125          1,097.37
    SUGARLAND        TX   77478          2            02/04/04         00
    0419482252                           03           04/01/04          0
    0419482252                           O            03/01/19
    0


    9107386          E22/G02             F          104,000.00         TX
                                         180        104,000.00          1
                                       5.500            849.77         77
                                       5.250            849.77
    AUSTIN           TX   78723          5            02/04/04         00
    0419486303                           05           04/01/04          0
1


    0419486303                           O            03/01/19
    0


    9107478          E22/G02             F          108,000.00         ZZ
                                         180        108,000.00          1
                                       5.375            875.30         88
                                       5.125            875.30
    ALBUQUERQUE      NM   87105          2            02/04/04         01
    0419552567                           05           04/01/04         12
    0419552567                           O            03/01/19
    0


    9107488          K15/G02             F          250,000.00         ZZ
                                         180        249,093.63          1
                                       5.375          2,026.16         85
                                       5.125          2,026.16
    FREDERICK        MD   21703          2            01/24/04         41
    0437439847                           03           03/01/04          6
    034405527317                         O            02/01/19
    0


    9107650          E22/G02             F           80,000.00         ZZ
                                         180         80,000.00          1
                                       5.750            664.33         50
                                       5.500            664.33
    RICHMOND         VA   23229          5            02/04/04         00
    0419619440                           05           04/01/04          0
    0419619440                           O            03/01/19
    0


    9107684          E22/G02             F           85,000.00         ZZ
                                         180         85,000.00          1
                                       5.375            688.90         78
                                       5.125            688.90
    FARMERSVILLE     CA   93223          5            02/03/04         00
    0419623970                           05           04/01/04          0
    0419623970                           O            03/01/19
    0


    9107836          K15/G02             F           85,000.00         TX
                                         180         85,000.00          1
                                       5.125            677.72         56
                                       4.875            677.72
    PANTEGO          TX   76013          2            01/30/04         00
    0437430804                           05           04/01/04          0
    019705515666                         O            03/01/19
    0


1


    9110850          E82/G02             F          245,800.00         ZZ
                                         180        245,800.00          2
                                       5.500          2,008.39         80
                                       5.250          2,008.39
    EAST NEWARK      NJ   07029          2            02/05/04         00
    0400945523                           05           04/01/04          0
    0400945523                           O            03/01/19
    0


    9111330          E22/G02             F           60,000.00         ZZ
                                         180         60,000.00          1
                                       5.375            486.28         33
                                       5.125            486.28
    HOUSTON          TX   77018          2            02/04/04         00
    0419671086                           05           04/01/04          0
    0419671086                           O            03/01/19
    0


    9111720          E22/G02             F           53,700.00         ZZ
                                         180         53,700.00          1
                                       5.750            445.93         64
                                       5.500            445.93
    ROMA             TX   78584          2            02/05/04         00
    0419507454                           05           04/01/04          0
    0419507454                           O            03/01/19
    0


    9111740          E22/G02             F          117,000.00         ZZ
                                         180        117,000.00          1
                                       6.125            995.23         90
                                       5.875            995.23
    OVERLAND         MO   63114          5            02/05/04         04
    0419151717                           05           04/01/04         25
    0419151717                           O            03/01/19
    0


    9112330          Q87/G02             F           80,000.00         TX
                                         120         79,505.18          1
                                       5.750            878.15         72
                                       5.250            878.15
    HENDERSON        TX   75652          5            01/30/04         00
    0437444136                           05           03/04/04          0
    INRU01                               O            02/04/14
    0


    9112930          K15/G02             F          125,810.68         ZZ
                                         180        125,810.68          1
                                       5.375          1,019.65         78
                                       5.125          1,019.65
1


    BAYTOWN          TX   77520          2            02/04/04         00
    0437426331                           05           04/01/04          0
    018705515092                         O            03/01/19
    0


    9113246          U05/G02             F          185,500.00         TX
                                         180        185,500.00          1
                                       5.375          1,503.41         80
                                       5.125          1,503.41
    DALLAS           TX   75244          5            02/04/04         00
    0437451990                           05           04/01/04          0
    3000551781                           O            03/01/19
    0


    9113254          U05/G02             F           92,000.00         TX
                                         180         92,000.00          1
                                       5.375            745.63         80
                                       5.125            745.63
    HOUSTON          TX   77099          5            02/04/04         00
    0437443674                           03           04/01/04          0
    3000559838                           O            03/01/19
    0


    9115512          E22/G02             F          230,000.00         ZZ
                                         180        230,000.00          1
                                       5.500          1,879.29         77
                                       5.250          1,879.29
    ELK              WA   99009          2            02/06/04         00
    0419741855                           05           04/01/04          0
    0419741855                           O            03/01/19
    0


    9115608          E22/G02             F          120,400.00         TX
                                         180        120,400.00          1
                                       5.625            991.77         70
                                       5.375            991.77
    PASADENA         TX   77505          5            02/06/04         00
    0419417811                           05           04/01/04          0
    0419417811                           O            03/01/19
    0


    9115952          E22/G02             F          240,000.00         ZZ
                                         180        240,000.00          1
                                       5.500          1,961.00         78
                                       5.250          1,961.00
    COLLIERVILLE     TN   38017          5            02/06/04         00
    0419576707                           05           04/01/04          0
    0419576707                           O            03/01/19
    0
1




    9116052          E22/G02             F           90,000.00         ZZ
                                         180         90,000.00          1
                                       5.250            723.49         39
                                       5.000            723.49
    AURORA           OR   97002          5            02/05/04         00
    0419666060                           05           04/01/04          0
    0419666060                           O            03/01/19
    0


    9116174          883/G02             F          125,000.00         ZZ
                                         180        124,551.57          1
                                       5.500          1,021.35         36
                                       5.250          1,021.35
    FAIRFAX          VA   22030          2            01/29/04         00
    0437443658                           07           03/01/04          0
    12002309                             O            02/01/19
    0


    9116934          B57/G02             F          125,600.00         ZZ
                                         180        125,600.00          1
                                       5.875          1,051.42         76
                                       5.625          1,051.42
    FLOWER MOUND     TX   75028          2            02/06/04         00
    0437439268                           05           04/01/04          0
    21009830                             O            03/01/19
    0


    9117052          X91/G02             F           57,600.00         ZZ
                                         180         57,399.82          1
                                       5.875            482.18         80
                                       5.625            482.18
    WAIANAE          HI   96792          1            01/27/04         00
    0437490337                           06           03/01/04          0
    1422                                 N            02/01/19
    0


    9117060          E82/G02             F          248,000.00         ZZ
                                         180        248,000.00          1
                                       6.000          2,092.76         80
                                       5.750          2,092.76
    VISALIA          CA   93291          5            02/06/04         00
    0400931929                           05           04/01/04          0
    0400931929                           O            03/01/19
    0


    9117072          E82/G02             F           89,500.00         ZZ
                                         180         89,500.00          1
1


                                       5.875            749.22         24
                                       5.625            749.22
    PINOLE           CA   94564          2            02/06/04         00
    0400944898                           05           04/01/04          0
    0400944898                           N            03/01/19
    0


    9117074          E82/G02             F           53,800.00         ZZ
                                         180         53,800.00          1
                                       6.125            457.64         95
                                       5.875            457.64
    PHILADELPHIA     PA   19151          2            02/06/04         10
    0400938973                           05           04/01/04         25
    0400938973                           O            03/01/19
    0


    9117450          N74/G02             F           63,650.00         ZZ
                                         180         63,421.66          1
                                       5.500            520.07         95
                                       5.250            520.07
    KINGSTON         AR   72742          5            01/30/04         10
    0437465305                           05           03/06/04         30
    0034082010                           O            02/06/19
    0


    9117492          X89/G02             F          240,000.00         ZZ
                                         180        240,000.00          1
                                       5.500          1,961.01         80
                                       5.250          1,961.01
    WEST PALM BEACH  FL   33412          5            02/07/04         00
    0437498504                           05           04/01/04          0
    2032511                              O            03/01/19
    0


    9117860          E22/G02             F          103,500.00         ZZ
                                         180        103,500.00          1
                                       6.250            887.43         90
                                       6.000            887.43
    SOMERSET         KY   42501          5            02/06/04         01
    0419666946                           05           04/01/04         12
    0419666946                           O            03/01/19
    0


    9118096          K15/G02             F           75,500.00         ZZ
                                         180         75,500.00          1
                                       5.125            601.98         65
                                       4.875            601.98
    MT JACKSON       VA   22842          5            02/07/04         00
    0437512205                           03           04/01/04          0
1


    007905526323                         O            03/01/19
    0


    9118330          E84/G02             F           57,400.00         ZZ
                                         180         55,121.18          1
                                       6.250            492.16         70
                                       6.000            492.16
    CAYCE            SC   29033          5            09/11/03         00
    0437524440                           05           11/01/03          0
    93004583                             N            10/01/18
    0


    9119694          Y69/G02             F          173,600.00         ZZ
                                         180        171,643.41          1
                                       5.000          1,372.82         80
                                       4.750          1,372.82
    BLAIRSVILLE      GA   30512          5            11/20/03         00
    0437457997                           05           01/01/04          0
    6034969                              O            12/01/18
    0


    9119892          Y69/G02             F          112,000.00         ZZ
                                         180        110,826.21          1
                                       5.875            937.57         68
                                       5.625            937.57
    MESA             AZ   85203          5            11/24/03         00
    0437459993                           05           01/01/04          0
    6035589                              N            12/01/18
    0


    9121168          E82/G02             F          139,500.00         ZZ
                                         180        139,500.00          2
                                       6.375          1,205.63         81
                                       6.125          1,205.63
    BEAVERTON        OR   97005          2            02/10/04         10
    0400946414                           05           04/01/04          6
    0400946414                           N            03/01/19
    0


    9121170          E82/G02             F           75,700.00         ZZ
                                         180         75,700.00          1
                                       5.750            628.62         36
                                       5.500            628.62
    GREENEVILLE      TN   37743          2            02/11/04         00
    0400943981                           05           04/01/04          0
    0400943981                           O            03/01/19
    0


1


    9121716          E22/G02             F          152,500.00         ZZ
                                         180        152,500.00          1
                                       5.250          1,225.91         88
                                       5.000          1,225.91
    DENHAM SPRINGS   LA   70706          5            02/09/04         01
    0419579495                           05           04/01/04         12
    0419579495                           O            03/01/19
    0


    9121798          K15/G02             F           96,500.00         ZZ
                                         180         96,500.00          1
                                       5.125            769.41         48
                                       4.875            769.41
    VIRGINIA BEACH   VA   23451          2            02/05/04         00
    0437471253                           01           04/01/04          0
    033805527727                         O            03/01/19
    0


    9121816          K15/G02             F           68,000.00         ZZ
                                         120         67,567.92          1
                                       5.250            729.58         85
                                       5.000            729.58
    NASHVILLE        GA   31639          5            01/26/04         41
    0437473069                           05           03/01/04          6
    007905527881                         O            02/01/14
    0


    9122406          E22/G02             F          198,000.00         ZZ
                                         180        198,000.00          1
                                       5.500          1,617.83         71
                                       5.250          1,617.83
    PICO RIVERA      CA   90660          2            02/06/04         00
    0419630371                           05           04/01/04          0
    0419630371                           O            03/01/19
    0


    9122458          K60/G02             F          248,350.00         ZZ
                                         180        248,350.00          1
                                       5.250          1,996.43         89
                                       5.000          1,996.43
    CUMMING          GA   30041          2            02/09/04         04
    0437467871                           03           04/01/04         30
    0001076619                           O            03/01/19
    0


    9122522          E22/G02             F          129,000.00         ZZ
                                         180        129,000.00          1
                                       5.750          1,071.23         90
                                       5.500          1,071.23
1


    COLUMBUS         OH   43232          5            02/09/04         01
    0419779095                           05           04/01/04         25
    0419779095                           O            03/01/19
    0


    9122932          L76/G02             F          209,100.00         ZZ
                                         180        209,100.00          1
                                       5.500          1,708.52         85
                                       5.250          1,708.52
    FARIBAULT        MN   55021          5            02/11/04         11
    0437482078                           05           04/01/04         12
    9508187000                           O            03/01/19
    0


    9123200          Q87/G02             F           75,000.00         ZZ
                                         180         74,730.94          1
                                       5.500            612.81         69
                                       5.250            612.81
    CLEVELAND        TN   37323          5            01/26/04         00
    0437474240                           05           03/01/04          0
    VOGA01                               O            02/01/19
    0


    9123308          Q87/G02             F           69,570.00         ZZ
                                         180         69,340.81          1
                                       6.500            606.03         90
                                       6.250            606.03
    GROVE HILL       AL   36451          5            01/27/04         10
    0437473978                           05           03/01/04         12
    NEST01                               O            02/01/19
    0


    9124166          E82/G02             F          177,500.00         ZZ
                                         180        177,500.00          1
                                       5.250          1,426.88         79
                                       5.000          1,426.88
    HAGERSTOWN       MD   21740          2            02/11/04         00
    0400947370                           05           04/01/04          0
    0400947370                           O            03/01/19
    0


    9127582          N74/G02             F          169,000.00         ZZ
                                         180        168,412.67          1
                                       5.875          1,414.73         53
                                       5.625          1,414.73
    HARRISONBURG     VA   22802          5            02/12/04         00
    0437502206                           05           03/18/04          0
    0034140010                           O            02/18/19
    0
1




    9127916          E82/G02             F          240,000.00         ZZ
                                         180        240,000.00          1
                                       6.125          2,041.50         80
                                       5.875          2,041.50
    ZIMMERMAN        MN   55398          5            02/13/04         00
    0400942736                           05           04/01/04          0
    0400942736                           O            03/01/19
    0


    9128070          E22/G02             F           84,700.00         ZZ
                                         120         84,700.00          1
                                       5.750            929.75         62
                                       5.500            929.75
    ANDERSON         SC   29625          2            02/16/04         00
    0419865571                           05           04/01/04          0
    0419865571                           N            03/01/14
    0


    9128512          E22/G02             F           68,000.00         ZZ
                                         180         68,000.00          1
                                       5.875            569.24         65
                                       5.625            569.24
    ZION             IL   60099          2            02/17/04         00
    0419549886                           05           04/01/04          0
    0419549886                           N            03/01/19
    0


    9128878          196/G02             F           73,500.00         ZZ
                                         180         73,244.55          1
                                       5.875            615.29         69
                                       5.625            615.29
    DECATUR          AL   35603          2            01/26/04         00
    0437477920                           05           03/01/04          0
    1732597                              O            02/01/19
    0


    9129288          Y69/G02             F          100,000.00         ZZ
                                         180        100,000.00          2
                                       5.000            790.79         68
                                       4.750            790.79
    NEW ORLEANS      LA   70119          5            02/04/04         00
    0437477680                           05           04/01/04          0
    3020001015                           N            03/01/19
    0


    9129414          642/G02             F          118,750.00         ZZ
                                         180        118,750.00          1
1


                                       5.500            970.29         95
                                       5.250            970.29
    WINTER GARDEN    FL   34787          5            02/12/04         10
    0437518103                           03           04/01/04         30
    01105304                             O            03/01/19
    0


    9129896          H49/G02             F          148,000.00         ZZ
                                         180        148,000.00          1
                                       6.125          1,258.93         87
                                       5.875          1,258.93
    HANOVER PARK     IL   60133          5            01/30/04         11
    0437525546                           01           04/01/04         12
    551030                               O            03/01/19
    0


    9130458          E84/G02             F          310,400.00         ZZ
                                         180        309,321.25          1
                                       5.875          2,598.42         80
                                       5.625          2,598.42
    BRIGHTON         CO   80603          5            01/12/04         00
    0437497910                           05           03/01/04          0
    38219504                             O            02/01/19
    0


    9131954          N74/G02             F           28,800.00         ZZ
                                         180         28,702.02          1
                                       6.125            244.98         90
                                       5.875            244.98
    WINSTON SALEM    NC   27105          5            02/13/04         10
    0437503477                           05           03/19/04         12
    0034163010                           O            02/19/19
    0


    9131980          E22/G02             F           79,200.00         ZZ
                                         180         79,200.00          1
                                       5.750            657.68         60
                                       5.500            657.68
    BOCA RATON       FL   33487          1            02/18/04         00
    0419893102                           01           04/01/04          0
    0419893102                           O            03/01/19
    0


    9131986          E22/G02             F          142,000.00         ZZ
                                         180        142,000.00          1
                                       5.375          1,150.86         46
                                       5.125          1,150.86
    ROSEVILLE        CA   95661          5            02/09/04         00
    0419897582                           05           04/01/04          0
1


    0419897582                           O            03/01/19
    0


    9132254          E22/G02             F          332,000.00         ZZ
                                         180        332,000.00          1
                                       5.500          2,712.72         53
                                       5.250          2,712.72
    SAN PEDRO        CA   90732          5            02/04/04         00
    0419727011                           05           04/01/04          0
    0419727011                           O            03/01/19
    0


    9132362          E22/G02             F          134,500.00         ZZ
                                         180        134,500.00          1
                                       5.125          1,072.40         28
                                       4.875          1,072.40
    SAUGUS           MA   01906          5            02/12/04         00
    0419688270                           05           04/01/04          0
    0419688270                           O            03/01/19
    0


    9132668          E22/G02             F          192,000.00         ZZ
                                         180        192,000.00          1
                                       5.125          1,530.86         80
                                       4.875          1,530.86
    PEMBROKE PINES   FL   33025          5            02/12/04         00
    0419598081                           03           04/01/04          0
    0419598081                           O            03/01/19
    0


    9132690          E22/G02             F           57,200.00         ZZ
                                         180         57,200.00          1
                                       5.625            471.17         80
                                       5.375            471.17
    MONTGOMERY       AL   36117          1            02/18/04         00
    0419172911                           05           04/01/04          0
    0419172911                           N            03/01/19
    0


    9133026          K15/G02             F          194,000.00         ZZ
                                         180        193,281.74          1
                                       5.125          1,546.80         77
                                       4.875          1,546.80
    NEW MARKET       MD   21774          2            01/27/04         00
    0437500457                           05           03/01/04          0
    033805527454                         O            02/01/19
    0


1


    9133130          K15/G02             F          123,000.00         ZZ
                                         180        122,544.61          1
                                       5.125            980.70         77
                                       4.875            980.70
    EAST WAKEFIELD   NH   03830          5            01/23/04         00
    0437499007                           05           03/01/04          0
    033805527459                         O            02/01/19
    0


    9133132          K15/G02             F          288,000.00         ZZ
                                         180        286,955.86          1
                                       5.375          2,334.14         90
                                       5.125          2,334.14
    ROCKLIN          CA   95677          2            01/27/04         41
    0437500028                           05           03/01/04         12
    017805516220                         O            02/01/19
    0


    9133932          F89/G02             F          158,000.00         ZZ
                                         180        158,000.00          1
                                       5.375          1,280.54         51
                                       5.125          1,280.54
    MIRA LOMA        CA   91752          2            02/06/04         00
    0437496862                           05           04/01/04          0
    13739754                             O            03/01/19
    0


    9134076          U28/G02             F          216,600.00         ZZ
                                         180        216,600.00          4
                                       5.125          1,727.00         80
                                       4.875          1,727.00
    RALEIGH          NC   27604          1            02/06/04         00
    0437502396                           05           04/01/04          0
    2000026627                           N            03/01/19
    0


    9134166          K15/G02             F          103,300.00         ZZ
                                         180        103,300.00          1
                                       5.500            844.05         80
                                       5.250            844.05
    RIDGECREST       CA   93555          2            02/07/04         00
    0437504293                           05           04/01/04          0
    001870005516096                      O            03/01/19
    0


    9134946          K15/G02             F           93,526.00         ZZ
                                         180         93,197.50          1
                                       5.750            776.65         95
                                       5.500            776.65
1


    HOUSTON          TX   77064          2            01/27/04         26
    0437504533                           05           03/01/04         25
    017805516044                         O            02/01/19
    0


    9136368          P27/G02             F           82,000.00         ZZ
                                         180         82,000.00          1
                                       5.625            675.46         94
                                       5.375            675.46
    MARY ESTHER      FL   32569          2            02/06/04         01
    0437500085                           05           04/01/04         30
    2108417405                           O            03/01/19
    0


    9136528          W34/G02             F           80,000.00         ZZ
                                         180         79,716.01          2
                                       5.625            658.99         54
                                       5.375            658.99
    PORT ORCHARD     WA   98366          5            01/26/04         00
    0437509813                           05           03/01/04          0
    8785067                              O            02/01/19
    0


    9136898          E82/G02             F           87,000.00         ZZ
                                         180         87,000.00          1
                                       5.375            705.10         46
                                       5.125            705.10
    ATTLEBORO        MA   02703          2            02/17/04         00
    0400950481                           05           04/01/04          0
    0400950481                           O            03/01/19
    0


    9136906          E82/G02             F           87,700.00         ZZ
                                         180         87,700.00          1
                                       5.375            710.78         40
                                       5.125            710.78
    MELBOURNE        FL   32934          2            02/18/04         00
    0400950150                           05           04/01/04          0
    0400950150                           O            03/01/19
    0


    9137046          E22/G02             F          105,855.00         ZZ
                                         180        105,855.00          1
                                       5.250            850.94         71
                                       5.000            850.94
    CHARLESTON       SC   29406          1            02/17/04         00
    0419697107                           03           04/01/04          0
    0419697107                           O            03/01/19
    0
1




    9137060          E22/G02             F          144,900.00         ZZ
                                         180        144,900.00          1
                                       5.500          1,183.95         90
                                       5.250          1,183.95
    BOYNTON BEACH    FL   33426          1            02/19/04         11
    0419704911                           05           04/01/04         20
    0419704911                           N            03/01/19
    0


    9137100          E22/G02             F          156,375.00         ZZ
                                         120        156,375.00          4
                                       5.375          1,687.41         75
                                       5.125          1,687.41
    WYOMING          MI   49509          1            02/19/04         00
    0419763750                           05           04/01/04          0
    0419763750                           N            03/01/14
    0


    9137218          E22/G02             F          121,500.00         ZZ
                                         180        121,500.00          1
                                       5.375            984.72         74
                                       5.125            984.72
    BIXBY            OK   74008          5            02/13/04         00
    0419590856                           05           04/01/04          0
    0419590856                           O            03/01/19
    0


    9137232          L20/G02             F           35,000.00         ZZ
                                         180         35,000.00          1
                                       6.750            309.72         22
                                       6.500            309.72
    CARSON CITY      NV   89705          5            02/17/04         00
    0437496854                           05           04/01/04          0
    1141090303                           N            03/01/19
    0


    9137370          E22/G02             F           98,400.00         ZZ
                                         180         98,400.00          1
                                       5.625            810.55         80
                                       5.375            810.55
    BOISE            ID   83705          5            02/16/04         00
    0419660220                           05           04/01/04          0
    0419660220                           N            03/01/19
    0


    9138512          H93/G02             F           87,500.00         ZZ
                                         180         87,500.00          3
1


                                       5.875            732.48         59
                                       5.625            732.48
    KANSAS CITY      MO   64111          5            02/18/04         00
    0437504020                           05           04/01/04          0
    2003001561                           N            03/01/19
    0


    9138688          742/G02             F          126,000.00         ZZ
                                         180        126,000.00          3
                                       6.000          1,063.26         90
                                       5.750          1,063.26
    ROCHESTER        NY   14609          1            02/12/04         11
    0437502156                           05           04/01/04         25
    10173227                             N            03/01/19
    0


    9139904          E82/G02             F          152,400.00         ZZ
                                         180        152,400.00          1
                                       5.875          1,275.77         50
                                       5.625          1,275.77
    BOULDER          CO   80301          2            02/19/04         00
    0400950887                           03           04/01/04          0
    0400950887                           N            03/01/19
    0


    9140356          E22/G02             F           82,000.00         ZZ
                                         180         82,000.00          1
                                       5.500            670.01         49
                                       5.250            670.01
    MIAMI            FL   33147          5            02/16/04         00
    0419468541                           05           04/01/04          0
    0419468541                           O            03/01/19
    0


    9140400          E22/G02             F          186,000.00         ZZ
                                         180        186,000.00          1
                                       5.500          1,519.78         80
                                       5.250          1,519.78
    CURRIE           NC   28435          2            02/16/04         00
    0419754056                           05           04/01/04          0
    0419754056                           O            03/01/19
    0


    9140494          E22/G02             F          163,000.00         ZZ
                                         180        163,000.00          1
                                       5.375          1,321.06         51
                                       5.125          1,321.06
    COVINA           CA   91723          2            02/10/04         00
    0419631726                           05           04/01/04          0
1


    0419631726                           N            03/01/19
    0


    9140878          E84/G02             F           82,500.00         ZZ
                                         180         82,500.00          1
                                       6.375            713.01         75
                                       6.125            713.01
    SAVANNAH         GA   31406          5            02/03/04         00
    0437518798                           05           04/01/04          0
    93006238                             N            03/01/19
    0


    9140932          A50/G02             F           45,000.00         ZZ
                                         180         45,000.00          2
                                       6.500            392.00         75
                                       6.250            392.00
    BRUNSWICK        GA   31520          1            02/18/04         00
    0437505944                           05           04/01/04          0
    02063386                             N            03/01/19
    0


    9140976          P27/G02             F          110,000.00         ZZ
                                         180        110,000.00          1
                                       5.125            877.05         48
                                       4.875            877.05
    DE LEON SPRINGS  FL   32130          5            02/12/04         00
    0437506611                           05           04/01/04          0
    IA75790                              O            03/01/19
    0


    9141508          H93/G02             F           95,000.00         ZZ
                                         180         95,000.00          2
                                       5.875            795.26         68
                                       5.625            795.26
    KANSAS CITY      MO   64131          5            02/18/04         00
    0437505522                           05           04/01/04          0
    2003001539                           N            03/01/19
    0


    9141530          H93/G02             F           75,000.00         ZZ
                                         180         75,000.00          3
                                       5.875            627.84         60
                                       5.625            627.84
    KANSAS CITY      MO   64111          2            02/18/04         00
    0437505431                           05           04/01/04          0
    2003001563                           N            03/01/19
    0


1


    9142810          E82/G02             F          142,300.00         ZZ
                                         180        142,300.00          1
                                       5.500          1,162.71         73
                                       5.250          1,162.71
    LITTLETON        CO   80124          2            02/20/04         00
    0400950697                           05           04/01/04          0
    0400950697                           N            03/01/19
    0


    9143144          E22/G02             F           63,000.00         ZZ
                                         180         63,000.00          1
                                       5.625            518.95         90
                                       5.375            518.95
    CEDAR HILL       TX   75104          1            02/23/04         10
    0419840558                           05           04/01/04         12
    0419840558                           N            03/01/19
    0


    9143196          E22/G02             F           80,000.00         ZZ
                                         180         80,000.00          1
                                       5.125            637.86         67
                                       4.875            637.86
    SPRUCE PINE      AL   35585          5            02/17/04         00
    0419863725                           05           04/01/04          0
    0419863725                           O            03/01/19
    0


    9143252          E22/G02             F          184,000.00         ZZ
                                         180        184,000.00          1
                                       5.375          1,491.26         47
                                       5.125          1,491.26
    THOUSAND OAKS    CA   91360          2            02/16/04         00
    0419707815                           05           04/01/04          0
    0419707815                           O            03/01/19
    0


    9143272          E22/G02             F          133,000.00         ZZ
                                         180        133,000.00          1
                                       5.250          1,069.16         67
                                       5.000          1,069.16
    LEE              NH   03824          5            02/18/04         00
    0419719166                           05           04/01/04          0
    0419719166                           O            03/01/19
    0


    9143284          K15/G02             F          212,500.00         ZZ
                                         180        211,745.66          1
                                       5.625          1,750.43         88
                                       5.375          1,750.43
1


    EPPING           NH   03042          5            01/27/04         41
    0437515448                           05           03/01/04         12
    007905527660                         O            02/01/19
    0


    9143298          E22/G02             F          120,000.00         ZZ
                                         180        120,000.00          1
                                       5.625            988.48         71
                                       5.375            988.48
    HOUSTON          TX   77041          2            02/18/04         00
    0419820394                           03           04/01/04          0
    0419820394                           O            03/01/19
    0


    9143306          K60/G02             F           36,750.00         ZZ
                                         180         36,750.00          1
                                       6.375            317.61         75
                                       6.125            317.61
    FORT WORTH       TX   76134          1            02/12/04         00
    0437502917                           05           04/01/04          0
    89068                                N            03/01/19
    0


    9143380          E22/G02             F          308,000.00         ZZ
                                         180        308,000.00          1
                                       5.500          2,516.62         70
                                       5.250          2,516.62
    PLANO            TX   75093          5            02/18/04         00
    0419804794                           03           04/01/04          0
    0419804794                           O            03/01/19
    0


    9143434          E22/G02             F          180,000.00         ZZ
                                         180        180,000.00          1
                                       5.375          1,458.84         80
                                       5.125          1,458.84
    HOLLAND          MI   49424          5            02/17/04         00
    0419781679                           05           04/01/04          0
    0419781679                           O            03/01/19
    0


    9143546          E22/G02             F           47,500.00         ZZ
                                         180         47,500.00          1
                                       5.750            394.44         66
                                       5.500            394.44
    HIGHLANDS        TX   77178          2            02/23/04         00
    0419675384                           05           04/01/04          0
    0419675384                           N            03/01/19
    0
1




    9143554          E22/G02             F           66,400.00         ZZ
                                         180         66,400.00          1
                                       5.625            546.96         80
                                       5.375            546.96
    WINDER           GA   30680          5            02/18/04         00
    0419681127                           05           04/01/04          0
    0419681127                           O            03/01/19
    0


    9143568          E22/G02             F           84,000.00         ZZ
                                         180         84,000.00          1
                                       5.250            675.26         80
                                       5.000            675.26
    CLEARWATER       FL   33763          5            02/17/04         00
    0419649421                           09           04/01/04          0
    0419649421                           O            03/01/19
    0


    9143620          E22/G02             F          200,000.00         ZZ
                                         180        200,000.00          1
                                       5.125          1,594.64         45
                                       4.875          1,594.64
    PITTSBURG        CA   94565          5            02/09/04         00
    0419576103                           05           04/01/04          0
    0419576103                           O            03/01/19
    0


    9143624          E22/G02             F           85,000.00         TX
                                         180         85,000.00          1
                                       5.625            700.17         60
                                       5.375            700.17
    UVALDE           TX   78801          5            02/17/04         00
    0419576798                           05           04/01/04          0
    0419576798                           O            03/01/19
    0


    9143742          E84/G02             F           56,000.00         ZZ
                                         180         56,000.00          1
                                       6.375            483.98         80
                                       6.125            483.98
    FORT WAYNE       IN   46816          2            02/11/04         00
    0437520778                           05           04/01/04          0
    69940741                             N            03/01/19
    0


    9143856          H93/G02             F          105,000.00         ZZ
                                         180        105,000.00          2
1


                                       5.875            878.97         70
                                       5.625            878.97
    KANSAS CITY      MO   64111          5            02/18/04         00
    0437515257                           05           04/01/04          0
    2003001562                           N            03/01/19
    0


    9143902          F89/G02             F           39,000.00         ZZ
                                         180         39,000.00          1
                                       5.125            310.95         50
                                       4.875            310.95
    PORTERVILLE      CA   93257          1            02/03/04         00
    0437512429                           05           04/01/04          0
    39435                                N            03/01/19
    0


    9143904          N74/G02             F           74,400.00         ZZ
                                         180         74,133.09          1
                                       5.500            607.91         80
                                       5.250            607.91
    PORTSMOUTH       VA   23701          5            02/19/04         00
    0437515844                           05           03/24/04          0
    0034179010                           O            02/24/19
    0


    9145128          K15/G02             F          114,200.00         ZZ
                                         180        114,200.00          1
                                       5.125            910.54         79
                                       4.875            910.54
    PRINCETON        IL   61356          5            02/09/04         00
    0437513591                           05           04/01/04          0
    015505517665                         O            03/01/19
    0


    9145276          X67/G02             F           47,600.00         ZZ
                                         180         47,434.57          1
                                       5.875            398.47         50
                                       5.625            398.47
    PHOENIX          AZ   85033          2            01/05/04         00
    0437517907                           05           03/01/04          0
    0000434347                           O            02/01/19
    0


    9146158          E22/G02             F          108,000.00         ZZ
                                         180        108,000.00          1
                                       5.625            889.63         80
                                       5.375            889.63
    WEWAHITCHKA      FL   32465          5            02/17/04         00
    0419477443                           05           04/01/04          0
1


    0419477443                           O            03/01/19
    0


    9146186          E22/G02             F          117,500.00         ZZ
                                         180        117,500.00          1
                                       5.375            952.30         49
                                       5.125            952.30
    HIALEAH          FL   33018          2            02/19/04         00
    0419579131                           05           04/01/04          0
    0419579131                           O            03/01/19
    0


    9146226          E22/G02             F          165,000.00         ZZ
                                         180        165,000.00          1
                                       5.375          1,337.27         37
                                       5.125          1,337.27
    BENICIA          CA   94510          2            02/18/04         00
    0419727359                           05           04/01/04          0
    0419727359                           N            03/01/19
    0


    9146242          E22/G02             F           64,000.00         ZZ
                                         180         64,000.00          1
                                       5.500            522.93         74
                                       5.250            522.93
    TULSA            OK   74112          5            02/19/04         00
    0419780861                           05           04/01/04          0
    0419780861                           O            03/01/19
    0


    9146332          E22/G02             F          196,800.00         TX
                                         180        196,800.00          1
                                       5.500          1,608.02         80
                                       5.250          1,608.02
    PORT ARTHUR      TX   77642          5            02/06/04         00
    0419622345                           05           04/01/04          0
    0419622345                           O            03/01/19
    0


    9146470          E22/G02             F           65,780.00         ZZ
                                         120         65,780.00          1
                                       5.500            713.89         66
                                       5.250            713.89
    HOUSTON          TX   77095          2            02/12/04         00
    0419866702                           03           04/01/04          0
    0419866702                           O            03/01/14
    0


1


    9146474          E22/G02             F          148,500.00         ZZ
                                         180        148,500.00          1
                                       6.000          1,253.13         90
                                       5.750          1,253.13
    DEWITT           MI   48820          1            02/24/04         04
    0419869821                           05           04/01/04         20
    0419869821                           N            03/01/19
    0


    9146850          N34/G02             F          264,000.00         ZZ
                                         180        264,000.00          4
                                       6.000          2,227.78         60
                                       5.750          2,227.78
    CHICAGO          IL   60622          5            02/20/04         00
    0437516107                           05           04/01/04          0
    125865101                            O            03/01/19
    0


    9146912          E82/G02             F          153,500.00         ZZ
                                         180        153,500.00          1
                                       5.375          1,244.06         68
                                       5.125          1,244.06
    STRAFFORD        MO   65757          2            02/19/04         00
    0400940417                           05           04/01/04          0
    0400940417                           O            03/01/19
    0


    9150250          X05/G02             F          328,000.00         ZZ
                                         180        326,810.84          1
                                       5.375          2,658.33         80
                                       5.125          2,658.33
    SANTA CLARA      CA   95054          1            01/26/04         00
    0437515513                           05           03/01/04          0
    0740108003                           O            02/01/19
    0


    9151292          B39/G02             F           81,000.00         ZZ
                                         180         81,000.00          1
                                       5.750            672.63         61
                                       5.500            672.63
    AUSTIN           MN   55912          5            02/19/04         00
    0437510613                           05           04/01/04          0
    04800034F                            O            03/01/19
    0


    9151336          144/144             F           77,575.00         ZZ
                                         180         77,575.00          1
                                       5.375            628.72         44
                                       5.125            628.72
1


    OLIVEBRIDGE      NY   12461          5            02/19/04         00
    160699777                            05           04/01/04          0
    160699777                            O            03/01/19
    0


    9151692          E82/G02             F           75,650.00         ZZ
                                         180         75,650.00          1
                                       5.875            633.28         62
                                       5.625            633.28
    CARROLLTON       TX   75006          2            02/18/04         00
    0400949046                           05           04/01/04          0
    0400949046                           N            03/01/19
    0


    9151716          E82/G02             F          140,000.00         ZZ
                                         180        140,000.00          1
                                       5.375          1,134.65         52
                                       5.125          1,134.65
    NORWALK          CA   90650          5            02/20/04         00
    0400952438                           05           04/01/04          0
    0400952438                           O            03/01/19
    0


    9151924          E22/G02             F          165,000.00         ZZ
                                         180        165,000.00          1
                                       5.375          1,337.27         63
                                       5.125          1,337.27
    TULSA            OK   74136          2            02/20/04         00
    0419852900                           05           04/01/04          0
    0419852900                           O            03/01/19
    0


    9152034          E22/G02             F          186,000.00         ZZ
                                         180        186,000.00          1
                                       5.375          1,507.47         80
                                       5.125          1,507.47
    WIND GAP         PA   18091          5            02/20/04         00
    0419840145                           05           04/01/04          0
    0419840145                           O            03/01/19
    0


    9152090          E22/G02             F          122,400.00         ZZ
                                         180        122,400.00          1
                                       5.375            992.01         90
                                       5.125            992.01
    STILLWATER       NY   12170          5            02/17/04         04
    0419817200                           05           04/01/04         12
    0419817200                           O            03/01/19
    0
1




    9152278          E22/G02             F          102,400.00         ZZ
                                         120        102,400.00          1
                                       5.250          1,098.67         80
                                       5.000          1,098.67
    OMAHA            NE   68137          2            02/20/04         00
    0419699798                           05           04/01/04          0
    0419699798                           O            03/01/14
    0


    9152306          E22/G02             F          132,000.00         ZZ
                                         180        132,000.00          1
                                       5.375          1,069.81         80
                                       5.125          1,069.81
    HOLIDAY HILLS    IL   60051          5            02/20/04         00
    0419718648                           05           04/01/04          0
    0419718648                           O            03/01/19
    0


    9152328          E22/G02             F           97,500.00         ZZ
                                         180         97,500.00          1
                                       5.125            777.39         39
                                       4.875            777.39
    SAGLE            ID   83860          2            02/18/04         00
    0419736236                           05           04/01/04          0
    0419736236                           O            03/01/19
    0


    9152454          E22/G02             F          102,400.00         ZZ
                                         180        102,400.00          1
                                       6.500            892.01         80
                                       6.250            892.01
    TALLAHASSEE      FL   32303          5            02/25/04         00
    0419598008                           05           04/01/04          0
    0419598008                           N            03/01/19
    0


    9152566          E22/G02             F          100,000.00         TX
                                         180        100,000.00          1
                                       5.750            830.41         73
                                       5.500            830.41
    CHANNELVIEW      TX   77530          5            02/20/04         00
    0419299185                           05           04/01/04          0
    0419299185                           O            03/01/19
    0


    9152576          E22/G02             F           73,600.00         TX
                                         180         73,600.00          1
1


                                       5.500            601.37         80
                                       5.250            601.37
    HOUSTON          TX   77012          5            02/19/04         00
    0419428826                           05           04/01/04          0
    0419428826                           O            03/01/19
    0


    9153012          K15/G02             F           60,000.00         ZZ
                                         180         60,000.00          1
                                       5.125            478.39         58
                                       4.875            478.39
    VALPARAISO       FL   32580          5            02/14/04         00
    0437518657                           05           04/01/04          0
    007905527681                         O            03/01/19
    0


    9153062          K15/G02             F           95,600.00         ZZ
                                         180         95,600.00          1
                                       5.125            762.24         71
                                       4.875            762.24
    GERING           NE   69341          5            02/19/04         00
    0437517311                           05           04/01/04          0
    018705516686                         O            03/01/19
    0


    9153138          K15/G02             F           66,300.00         ZZ
                                         120         66,300.00          1
                                       5.250            711.34         20
                                       5.000            711.34
    BAINBRIDGE ISLA  WA   98110          5            02/21/04         00
    0437521768                           05           04/01/04          0
    018705517346                         O            03/01/14
    0


    9153210          Y44/G02             F          107,800.00         ZZ
                                         180        107,800.00          2
                                       5.250            866.58         30
                                       5.000            866.58
    LOS ANGELES      CA   90042          2            02/17/04         00
    0437523442                           05           04/01/04          0
    129394701                            O            03/01/19
    0


    9153722          E84/G02             F          145,000.00         ZZ
                                         180        142,904.90          1
                                       5.500          1,184.77         47
                                       5.250          1,184.77
    BELLPORT         NY   11713          5            10/01/03         00
    0437523186                           05           12/01/03          0
1


    1101099054                           O            11/01/18
    0


    9154262          L76/G02             F          135,000.00         ZZ
                                         180        135,000.00          1
                                       5.250          1,085.23         59
                                       5.000          1,085.23
    FARIBAULT        MN   55021          2            02/24/04         00
    0437523012                           05           04/01/04          0
    9508195000                           O            03/01/19
    0


    9154366          Q87/G02             F           70,000.00         TX
                                         180         69,761.85          1
                                       6.125            595.44         53
                                       5.875            595.44
    DAYTON           TX   77535          5            02/13/04         00
    0437519671                           05           03/19/04          0
    DENE01                               O            02/19/19
    0


    9154568          E84/G02             F          176,000.00         ZZ
                                         180        171,951.60          1
                                       5.375          1,426.42         80
                                       5.125          1,426.42
    VANCOUVER        WA   98661          5            08/21/03         00
    0437523137                           05           10/01/03          0
    1101008476                           O            09/01/18
    0


    9155486          Q73/G02             F           95,400.00         ZZ
                                         180         95,400.00          1
                                       5.500            779.50         90
                                       5.250            779.50
    BRANDON          MS   39047          5            02/13/04         11
    0437519275                           05           04/01/04         25
    KREPS4015401                         O            03/01/19
    0


    9155498          A52/G02             F          165,750.00         ZZ
                                         180        165,750.00          1
                                       6.250          1,421.18         85
                                       6.000          1,421.18
    LOUISA           VA   23093          5            02/25/04         11
    0437517824                           05           04/01/04         12
    28875                                O            03/01/19
    0


1


    9156606          K15/G02             F           61,000.00         TX
                                         180         61,000.00          1
                                       5.375            494.38         35
                                       5.125            494.38
    AMARILLO         TX   79118          5            02/12/04         00
    0437528920                           05           04/01/04          0
    019305516559                         O            03/01/19
    0


    9156608          K15/G02             F           79,100.00         ZZ
                                         180         79,100.00          1
                                       5.125            630.68         73
                                       4.875            630.68
    SANDY            UT   84094          5            02/12/04         00
    0437523426                           05           04/01/04          0
    019305516526                         O            03/01/19
    0


    9156862          F36/G02             F          165,320.00         ZZ
                                         180        165,320.00          1
                                       5.250          1,328.97         80
                                       5.000          1,328.97
    LAKEWOOD         WA   98498          1            02/17/04         00
    0437518335                           05           04/01/04          0
    06507200                             N            03/01/19
    0


    9157216          B39/G02             F           62,000.00         ZZ
                                         180         62,000.00          1
                                       5.875            519.01         73
                                       5.625            519.01
    LAKE CRYSTAL     MN   56055          5            02/25/04         00
    0437526932                           05           04/01/04          0
    0480017F                             O            03/01/19
    0


    9157432          E22/G02             F           99,200.00         TX
                                         180         99,200.00          1
                                       5.750            823.77         80
                                       5.500            823.77
    MISSOURI CITY    TX   77489          5            02/20/04         00
    0419709472                           03           04/01/04          0
    0419709472                           O            03/01/19
    0


    9157448          E22/G02             F           45,000.00         ZZ
                                         180         45,000.00          1
                                       5.375            364.71         75
                                       5.125            364.71
1


    LAWTON           OK   73507          5            02/23/04         00
    0419726146                           05           04/01/04          0
    0419726146                           N            03/01/19
    0


    9157742          E22/G02             F           75,000.00         TX
                                         180         75,000.00          1
                                       5.625            617.80         80
                                       5.375            617.80
    DALLAS           TX   75241          5            02/23/04         00
    0419516448                           05           04/01/04          0
    0419516448                           O            03/01/19
    0


    9158022          E22/G02             F           78,950.00         ZZ
                                         180         78,950.00          1
                                       5.250            634.66         80
                                       5.000            634.66
    FORT WORTH       TX   76132          1            02/27/04         00
    0419946587                           05           04/01/04          0
    0419946587                           O            03/01/19
    0


    9158160          E22/G02             F          190,000.00         ZZ
                                         180        190,000.00          1
                                       5.125          1,514.91         80
                                       4.875          1,514.91
    SAINT CHARLES    MO   63303          2            02/23/04         00
    0419911854                           03           04/01/04          0
    0419911854                           O            03/01/19
    0


    9158472          E22/G02             F          200,000.00         ZZ
                                         180        200,000.00          2
                                       5.625          1,647.46         49
                                       5.375          1,647.46
    REVERE           MA   02151          5            02/23/04         00
    0419855499                           05           04/01/04          0
    0419855499                           O            03/01/19
    0


    9158636          E22/G02             F           90,800.00         ZZ
                                         180         90,800.00          4
                                       6.125            772.37         79
                                       5.875            772.37
    SPRINGFIELD      MO   65802          2            02/27/04         00
    0419830260                           05           04/01/04          0
    0419830260                           N            03/01/19
    0
1




    9158812          E22/G02             F          184,500.00         ZZ
                                         180        184,500.00          1
                                       5.250          1,483.15         90
                                       5.000          1,483.15
    BAKERSFIELD      CA   93313          5            02/19/04         04
    0419771886                           05           04/01/04         12
    0419771886                           O            03/01/19
    0


    9158830          E22/G02             F           85,600.00         TX
                                         180         85,600.00          1
                                       5.750            710.83         80
                                       5.500            710.83
    LEAGUE CITY      TX   77573          5            02/21/04         00
    0419779830                           03           04/01/04          0
    0419779830                           O            03/01/19
    0


    9158836          E22/G02             F          100,000.00         ZZ
                                         180        100,000.00          1
                                       5.500            817.08         80
                                       5.250            817.08
    DECATUR          AL   35603          5            02/23/04         00
    0419781315                           05           04/01/04          0
    0419781315                           O            03/01/19
    0


    9159550          E22/G02             F           55,000.00         ZZ
                                         180         55,000.00          1
                                       5.750            456.73         69
                                       5.500            456.73
    HOUSTON          TX   77053          5            02/25/04         00
    0419594569                           05           04/01/04          0
    0419594569                           O            03/01/19
    0


    9159592          E22/G02             F          115,000.00         TX
                                         180        115,000.00          1
                                       5.750            954.97         75
                                       5.500            954.97
    PEARLAND         TX   77584          5            02/24/04         00
    0419627328                           03           04/01/04          0
    0419627328                           O            03/01/19
    0


    9160078          E22/G02             F          171,000.00         ZZ
                                         180        171,000.00          1
1


                                       5.875          1,431.47         84
                                       5.625          1,431.47
    FORNEY           TX   75126          2            02/20/04         04
    0419804430                           05           04/01/04          6
    0419804430                           O            03/01/19
    0


    9162904          144/144             F          120,000.00         ZZ
                                         180        117,373.61          1
                                       5.750            996.49         30
                                       5.500            996.49
    HURLEY           NY   12443          2            09/24/03         00
    1                                    05           11/01/03          0
    1                                    O            10/01/18
    0


    9163846          K15/G02             F           90,000.00         ZZ
                                         120         90,000.00          1
                                       6.000            999.18         90
                                       5.750            999.18
    CHAMPAIGN        IL   61821          5            02/23/04         41
    0437530595                           05           04/01/04         12
    014805517399                         O            03/01/14
    0


    9164204          K15/G02             F           85,400.00         ZZ
                                         180         85,400.00          1
                                       5.750            709.17         95
                                       5.500            709.17
    GORHAM           NH   03581          5            02/21/04         41
    0437525264                           05           04/01/04         25
    007905527794                         O            03/01/19
    0


    9167370          E22/G02             F           85,500.00         ZZ
                                         180         85,500.00          1
                                       5.125            681.71         62
                                       4.875            681.71
    GRAND PRAIRIE    TX   75052          2            03/01/04         00
    0420030660                           05           04/01/04          0
    0420030660                           N            03/01/19
    0


    9168486          H81/G02             F          128,000.00         ZZ
                                         180        128,000.00          1
                                       5.500          1,045.87         80
                                       5.250          1,045.87
    EAST TROY        WI   53120          2            02/17/04         00
    0437528391                           05           04/01/04          0
1


    WH23746                              O            03/01/19
    0


    9168492          P34/G02             F           82,250.00         ZZ
                                         120         82,250.00          3
                                       5.750            902.86         30
                                       5.500            902.86
    WOONSOCKET       RI   02895          2            02/27/04         00
    0437527419                           05           04/01/04          0
    16984                                N            03/01/14
    0


    9169202          E22/G02             F          122,400.00         ZZ
                                         180        122,400.00          1
                                       5.750          1,016.42         80
                                       5.500          1,016.42
    TUPELO           MS   38801          5            02/27/04         00
    0419883566                           05           04/01/04          0
    0419883566                           O            03/01/19
    0


    9169570          K15/G02             F          104,000.00         ZZ
                                         180        104,000.00          1
                                       5.125            829.21         75
                                       4.875            829.21
    FERNDALE         MI   48220          5            02/17/04         00
    0437528961                           05           04/01/04          0
    015505517867                         O            03/01/19
    0


    9170372          U05/G02             F           72,000.00         ZZ
                                         180         72,000.00          1
                                       5.750            597.90         80
                                       5.500            597.90
    ARLINGTON        TX   76015          2            02/25/04         00
    0437532427                           05           04/01/04          0
    3000440864                           N            03/01/19
    0


    9170570          K15/G02             F           99,900.00         TX
                                         180         99,900.00          1
                                       5.375            809.65         80
                                       5.125            809.65
    CIBOLO           TX   78108          5            02/20/04         00
    0437536048                           03           04/01/04          0
    019705516560                         O            03/01/19
    0


1


    9172522          E22/G02             F          215,500.00         ZZ
                                         180        215,500.00          1
                                       5.250          1,732.36         67
                                       5.000          1,732.36
    SALT LAKE CITY   UT   84121          5            02/24/04         00
    0419807748                           05           04/01/04          0
    0419807748                           O            03/01/19
    0


    9172762          E22/G02             F           46,000.00         ZZ
                                         180         46,000.00          1
                                       6.000            388.17         70
                                       5.750            388.17
    GARDNERVILLE     NV   89460          2            02/23/04         00
    0419720719                           09           04/01/04          0
    0419720719                           N            03/01/19
    0


    9172792          E22/G02             F           67,500.00         ZZ
                                         180         67,500.00          1
                                       5.875            565.05         90
                                       5.625            565.05
    TERRE HAUTE      IN   47802          1            03/04/04         01
    0419775200                           05           04/01/04         25
    0419775200                           O            03/01/19
    0

   TOTAL NUMBER OF LOANS   :      1,281

   TOTAL ORIGINAL BALANCE  :   155,113,681.68

   TOTAL PRINCIPAL BALANCE :   153,641,098.25

   TOTAL ORIGINAL P+I      :     1,294,554.70

   TOTAL CURRENT P+I       :     1,294,554.70


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 07.47.21           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 2004-QS3  FIXED 15 YR MX                  CUTOFF : 03/01/04
  POOL       : 0004831
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ---------------------------------------------------------------------

      8733692                              .2500
      459,031.02                          .0300
            4.6250                         .0000
            4.3750                         .0000
            4.3450                         .0000
            4.3450                         .0000

      8745684                              .2500
      638,233.22                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8791952                              .2500
      480,601.36                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8807902                              .2500
      637,611.52                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8835812                              .2500
      388,078.67                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8845646                              .2500
      611,953.38                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200
1



      8851802                              .2500
      433,435.50                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8851898                              .2500
      365,749.93                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8851932                              .2500
      340,168.67                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8865680                              .2500
      519,323.75                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8875708                              .2500
      589,448.92                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8879920                              .2500
      346,332.97                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8891854                              .2500
      455,026.53                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8893877                              .2500
      389,173.12                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000
1



      8894177                              .2500
      524,388.43                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8894513                              .2500
      375,914.30                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      8897700                              .2500
      591,509.38                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8905690                              .2500
      477,624.19                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8906625                              .2500
       41,854.03                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8907298                              .2500
      710,201.19                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8924510                              .2500
      486,952.87                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      8926726                              .2500
      607,035.42                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8928778                              .2500
      563,772.62                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8930984                              .2500
      593,376.29                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8930988                              .2500
       29,726.49                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            5.0000                        2.1700

      8931440                              .2500
      395,491.76                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      8932530                              .2500
       46,809.45                          .0300
            4.8750                         .0000
            4.6250                         .0000
            4.5950                         .0000
            4.5950                         .0000

      8933026                              .2500
      318,106.94                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      8938778                              .2500
      544,237.56                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8942314                              .2500
      371,338.51                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950
1



      8942500                              .2500
      528,276.47                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8942602                              .2500
      335,072.89                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8947310                              .2500
      553,714.81                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8947470                              .2500
      333,532.55                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8953798                              .2500
      140,332.36                          .0300
            4.5000                         .0000
            4.2500                         .0000
            4.2200                         .0000
            4.2200                         .0000

      8955260                              .2500
      332,169.30                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8955704                              .2500
      520,792.45                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8965166                              .2500
      126,021.51                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            5.0000                        1.0450
1



      8966344                              .2500
      463,928.39                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8974344                              .2500
      471,483.59                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      8974738                              .2500
      392,099.28                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8978108                              .2500
      446,673.93                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8985834                              .2500
      408,938.37                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8985840                              .2500
      365,915.38                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8985852                              .2500
      550,253.40                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      8987382                              .2500
      366,318.39                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450
1



      8987496                              .2500
      347,129.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8989582                              .2500
      819,190.59                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      8992044                              .2500
      349,938.31                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      8999756                              .2500
      357,104.81                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      8999832                              .2500
      347,429.75                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9001662                              .2500
      397,060.66                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9003266                              .2500
      435,405.70                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9006126                              .2500
      113,993.03                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450
1



      9010696                              .2500
      335,426.55                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9025780                              .2500
      630,705.06                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9030488                              .2500
      385,267.83                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9032032                              .2500
      597,824.71                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9033648                              .2500
      637,752.05                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9042690                              .2500
      450,131.74                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9048006                              .2500
       63,305.81                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9050266                              .2500
      521,323.03                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000
1



      9050318                              .2500
      365,574.25                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.0000                         .5450

      9053556                              .2500
      988,612.45                          .0300
            4.8750                         .0000
            4.6250                         .0000
            4.5950                         .0000
            4.5950                         .0000

      9053580                              .2500
      496,328.21                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9053606                              .2500
      406,989.13                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9054628                              .2500
      368,658.57                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9065304                              .2500
      526,125.70                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9081458                              .2500
      393,597.82                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9082744                              .2500
      595,854.67                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700
1



      9084168                              .2500
      573,043.81                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.0000                         .7950

      9084436                              .2500
      428,441.04                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9092004                              .2500
      458,384.28                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.0000                         .4200

      9096964                              .2500
      368,349.26                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.0000                         .2950

      9103346                              .2500
       99,641.25                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9103656                              .2500
      363,797.54                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.0000                        1.1700

      9111734                              .2500
      349,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9116700                              .2500
      359,250.89                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000
1



      9116706                              .2500
      491,155.56                          .0300
            5.0000                         .0000
            4.7500                         .0000
            4.7200                         .0000
            4.7200                         .0000

      9122206                              .2500
      475,500.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9128172                              .2500
      373,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9128626                              .2500
      352,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9135004                              .2500
      368,658.57                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9140426                              .2500
      520,000.00                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            5.0000                         .1700

      9143438                              .2500
      345,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9144376                              .2500
      435,398.32                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000
1



      9144448                              .2500
      374,328.14                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9147128                              .2500
       61,392.66                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.0000                         .9200

      9147742                              .2500
      400,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            5.0000                         .0450

      9159640                              .2500
      365,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9169174                              .2500
      570,000.00                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

  TOTAL NUMBER OF LOANS:       91
  TOTAL BALANCE........:         38,730,101.81


  RUN ON     : 03/26/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 07.47.21            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2004-QS3 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004831
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        5.4982            4.5000      7.5000
  RFC NET RATE                          5.2482            4.2500      7.2500
  NET MTG RATE(INVSTR RATE)             5.1812            4.2200      7.1700
  POST STRIP RATE                       4.9559            4.2200      5.0000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0670             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .2253             .0000      2.1700







  TOTAL NUMBER OF LOANS:    91
  TOTAL BALANCE........:      38,730,101.81


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 07.47.21          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 2004-QS3 FIXED 15 YR MX                   CUTOFF : 03/01/04
  POOL       : 0004831
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    8733692          286/286             F          475,000.00         ZZ
                                         180        459,031.02          1
                                       4.625          3,664.14         64
                                       4.375          3,664.14
    FREEHOLD         NJ   07728          5            09/08/03         00
    2490560                              05           11/01/03          0
    2490560                              O            10/01/18
    0


    8745684          116/116             F          650,000.00         ZZ
                                         180        638,233.22          1
                                       5.500          5,311.05         74
                                       5.250          5,311.05
    HOUSTON          TX   77056          1            09/15/03         00
    10000000136                          09           11/01/03          0
    10000000136                          O            10/01/18
    0


    8791952          E22/G02             F          487,500.00         ZZ
                                         180        480,601.36          2
                                       5.750          4,048.25         65
                                       5.500          4,048.25
    DANA POINT       CA   92629          1            10/10/03         00
    0418683736                           05           12/01/03          0
    0418683736                           N            11/01/18
    0


    8807902          144/144             F          649,000.00         ZZ
                                         180        637,611.52          1
                                       5.875          5,432.90         72
                                       5.625          5,432.90
    MOUNT PLEASANT   NY   10570          5            09/18/03         00
    160740555000000                      05           11/01/03          0
1


    160740555                            O            10/01/18
    0


    8835812          069/G02             F          394,400.00         ZZ
                                         180        388,078.67          1
                                       5.250          3,170.50         80
                                       5.000          3,170.50
    BREA             CA   92821          5            10/16/03         00
    0436881080                           03           12/01/03          0
    21688509609                          O            11/01/18
    0


    8845646          Y21/G02             F          623,000.00         ZZ
                                         180        611,953.38          1
                                       5.750          5,173.46         70
                                       5.500          5,173.46
    GLENDALE         CA   91207          5            09/23/03         00
    0436933485                           05           11/01/03          0
    203799496                            O            10/01/18
    0


    8851802          286/286             F          440,000.00         ZZ
                                         180        433,435.50          1
                                       5.375          3,566.05         78
                                       5.125          3,566.05
    GAINESVILLE      VA   20155          1            10/14/03         00
    2683981                              05           12/01/03          0
    2683981                              N            11/01/18
    0


    8851898          286/286             F          371,000.00         ZZ
                                         180        365,749.93          1
                                       5.750          3,080.83         70
                                       5.500          3,080.83
    ENCINITAS        CA   92024          2            10/24/03         00
    2865148                              05           12/01/03          0
    2865148                              O            11/01/18
    0


    8851932          286/286             F          345,000.00         ZZ
                                         180        340,168.67          1
                                       5.875          2,888.06         80
                                       5.625          2,888.06
    MOORE            OK   73160          2            10/22/03         00
    2675875                              05           12/01/03          0
    2675875                              N            11/01/18
    0


1


    8865680          G34/G02             F          525,000.00         TX
                                         180        519,323.75          1
                                       5.500          4,289.69         70
                                       5.250          4,289.69
    LEANDER          TX   78641          5            11/04/03         00
    0436984124                           05           01/01/04          0
    47011148                             O            12/01/18
    0


    8875708          H58/G02             F          598,000.00         T
                                         180        589,448.92          1
                                       5.625          4,925.92         67
                                       5.375          4,925.92
    INCLINE VILLAGE  NV   89451          5            10/08/03         00
    0437034531                           03           12/01/03          0
    195656                               O            11/01/18
    0


    8879920          286/286             F          350,000.00         ZZ
                                         180        346,332.97          1
                                       5.875          2,929.92         50
                                       5.625          2,929.92
    VIENNA           VA   22182          5            11/05/03         00
    2866506                              05           01/01/04          0
    2866506                              N            12/01/18
    0


    8891854          N47/G02             F          460,000.00         ZZ
                                         180        455,026.53          1
                                       5.500          3,758.58         77
                                       5.250          3,758.58
    CHINO HILLS      CA   91709          5            11/07/03         00
    0437074693                           05           01/01/04          0
    30509546                             O            12/01/18
    0


    8893877          N16/G02             F          395,000.00         ZZ
                                         180        389,173.12          1
                                       5.250          3,175.32         79
                                       5.000          3,175.32
    ATASCADERO       CA   93422          5            11/03/03         00
    0437057094                           05           12/13/03          0
    559024972                            O            11/13/18
    0


    8894177          X31/G02             F          530,000.00         ZZ
                                         180        524,388.43          1
                                       5.750          4,401.17         64
                                       5.500          4,401.17
1


    RANCHO CUCAMONG  CA   91739          5            11/14/03         00
    0437048168                           05           01/01/04          0
    11002020                             O            12/01/18
    0


    8894513          E23/G02             F          380,000.00         ZZ
                                         180        375,914.30          1
                                       5.625          3,130.18         67
                                       5.375          3,130.18
    PALM DESERT      CA   92260          5            11/13/03         00
    0437181076                           03           01/01/04          0
    11024326                             O            12/01/18
    0


    8897700          E84/G02             F          600,000.00         ZZ
                                         180        591,509.38          1
                                       5.750          4,982.46         34
                                       5.500          4,982.46
    WILMETTE         IL   60091          1            11/04/03         00
    0437067168                           05           12/01/03          0
    1101110482                           O            11/01/18
    0


    8905690          956/956             F          482,900.00         ZZ
                                         180        477,624.19          1
                                       5.375          3,913.74         80
                                       5.125          3,913.74
    PHOENIX          AZ   85310          1            11/14/03         00
    413110016                            03           01/01/04          0
    413110016                            O            12/01/18
    0


    8906625          X31/G02             F           42,000.00         ZZ
                                         180         41,854.03          1
                                       5.875            351.59         80
                                       5.625            351.59
    BISBEE           AZ   85603          1            01/09/04         00
    0437355019                           05           03/01/04          0
    70001759                             O            02/01/19
    0


    8907298          W58/G02             F          718,000.00         ZZ
                                         180        710,201.19          1
                                       5.750          5,962.34         51
                                       5.500          5,962.34
    CORONA DEL MAR   CA   92625          5            11/19/03         00
    0437061211                           03           01/01/04          0
    92341                                O            12/01/18
    0
1




    8924510          E22/G02             F          492,000.00         ZZ
                                         180        486,952.87          1
                                       6.125          4,185.07         80
                                       5.875          4,185.07
    SPOKANE          WA   99224          5            11/25/03         00
    0419146154                           03           01/01/04          0
    0419146154                           O            12/01/18
    0


    8926726          168/168             F          620,000.00         ZZ
                                         180        607,035.42          1
                                       5.375          5,024.89         42
                                       5.125          5,024.89
    BROOKVILLE       NY   11545          2            09/24/03         00
    3567409                              05           11/01/03          0
    0359674097                           O            10/01/18
    0


    8928778          E84/G02             F          570,000.00         ZZ
                                         180        563,772.62          1
                                       5.375          4,619.65         26
                                       5.125          4,619.65
    MILL VALLEY      CA   94941          2            11/17/03         00
    0437243249                           05           01/01/04          0
    75012783                             O            12/01/18
    0


    8930984          N67/G02             F          600,000.00         ZZ
                                         180        593,376.29          1
                                       5.250          4,823.27         47
                                       5.000          4,823.27
    LAS VEGAS        NV   89134          2            11/11/03         00
    0437137219                           03           01/01/04          0
    1360002555                           O            12/01/18
    0


    8930988          N67/G02             F           30,000.00         ZZ
                                         180         29,726.49          1
                                       7.500            278.10         34
                                       7.250            278.10
    LAS VEGAS        NV   89108          5            11/20/03         00
    0437137227                           03           01/01/04          0
    1360002570                           N            12/01/18
    0


    8931440          N67/G02             F          400,000.00         ZZ
                                         180        395,491.76          1
1


                                       5.000          3,163.17         77
                                       4.750          3,163.17
    ANACORTES        WA   98221          2            11/14/03         00
    0437137664                           03           01/01/04          0
    1781007927                           O            12/01/18
    0


    8932530          N67/G02             F           47,400.00         ZZ
                                         180         46,809.45          1
                                       4.875            371.76         60
                                       4.625            371.76
    NEW PORT RICHEY  FL   34653          5            11/06/03         00
    0437140239                           05           01/01/04          0
    3254009129                           O            12/01/18
    0


    8933026          N67/G02             F          322,000.00         ZZ
                                         180        318,106.94          1
                                       5.125          2,567.37         59
                                       4.875          2,567.37
    KEY LARGO        FL   33037          5            11/13/03         00
    0437141559                           05           01/01/04          0
    3254009512                           O            12/01/18
    0


    8938778          U05/G02             F          550,000.00         ZZ
                                         180        544,237.56          1
                                       5.875          4,604.15         76
                                       5.625          4,604.15
    LITTLETON        CO   80127          5            11/24/03         00
    0437095714                           05           01/01/04          0
    3000409735                           O            12/01/18
    0


    8942314          E22/G02             F          374,000.00         ZZ
                                         180        371,338.51          1
                                       5.625          3,080.76         27
                                       5.375          3,080.76
    SOUTH LAKE TAHO  CA   96150          2            12/01/03         00
    0418914917                           09           02/01/04          0
    0418914917                           N            01/01/19
    0


    8942500          E22/G02             F          535,000.00         TX
                                         120        528,276.47          1
                                       5.500          5,806.16         77
                                       5.250          5,806.16
    SAN ANTONIO      TX   78209          5            12/03/03         00
    0419106455                           05           02/01/04          0
1


    0419106455                           O            01/01/14
    0


    8942602          E22/G02             F          337,500.00         TX
                                         180        335,072.89          1
                                       5.500          2,757.66         75
                                       5.250          2,757.66
    ROUND MOUNTAIN   TX   78663          5            12/03/03         00
    0419224860                           05           02/01/04          0
    0419224860                           O            01/01/19
    0


    8947310          E22/G02             F          557,600.00         ZZ
                                         180        553,714.81          1
                                       5.875          4,667.77         80
                                       5.625          4,667.77
    CLOVIS           CA   93611          1            12/02/03         00
    0418984597                           05           02/01/04          0
    0418984597                           O            01/01/19
    0


    8947470          E22/G02             F          336,000.00         ZZ
                                         180        333,532.55          1
                                       5.250          2,701.03         75
                                       5.000          2,701.03
    MONROE           CT   06468          5            12/04/03         00
    0419266739                           05           02/01/04          0
    0419266739                           O            01/01/19
    0


    8953798          N67/G02             F          142,000.00         ZZ
                                         180        140,332.36          1
                                       4.500          1,086.30         66
                                       4.250          1,086.30
    LITTLESTOWN      PA   17340          2            11/13/03         00
    0437145204                           05           01/01/04          0
    1785004960                           O            12/01/18
    0


    8955260          B23/G02             F          334,500.00         ZZ
                                         180        332,169.30          1
                                       5.875          2,800.16         37
                                       5.625          2,800.16
    SEAL BEACH       CA   90740          2            12/02/03         00
    0437118706                           05           02/01/04          0
    80003966                             N            01/01/19
    0


1


    8955704          E22/G02             F          525,000.00         ZZ
                                         180        520,792.45          1
                                       5.500          4,289.69         42
                                       5.250          4,289.69
    HOUSTON          TX   77005          2            12/05/03         00
    0419073911                           05           02/01/04          0
    0419073911                           O            01/01/19
    0


    8965166          Q87/G02             F          127,300.00         ZZ
                                         180        126,021.51          1
                                       6.375          1,100.19         95
                                       6.125          1,100.19
    CLANTON          AL   35045          5            12/04/03         04
    0437239387                           05           01/09/04         25
    LOJA02                               O            12/09/18
    0


    8966344          369/G02             F          469,000.00         ZZ
                                         180        463,928.39          1
                                       5.750          3,894.63         69
                                       5.500          3,894.63
    WHEATON          IL   60187          5            11/26/03         00
    0437168503                           05           01/01/04          0
    0077187177                           O            12/01/18
    0


    8974344          E22/G02             F          475,000.00         ZZ
                                         180        471,483.59          1
                                       5.500          3,881.15         90
                                       5.250          3,881.15
    VIRGINIA BEACH   VA   23455          2            12/12/03         04
    0418961686                           05           02/01/04         12
    0418961686                           O            01/01/19
    0


    8974738          E22/G02             F          395,000.00         ZZ
                                         180        392,099.28          1
                                       5.250          3,175.32         66
                                       5.000          3,175.32
    HAYMARKET        VA   20169          5            12/12/03         00
    0419182688                           05           02/01/04          0
    0419182688                           O            01/01/19
    0


    8978108          E22/G02             F          450,000.00         ZZ
                                         180        446,673.93          1
                                       5.375          3,647.09         65
                                       5.125          3,647.09
1


    SAN FRANCISCO    CA   94116          2            12/12/03         00
    0418044616                           07           02/01/04          0
    0418044616                           O            01/01/19
    0


    8985834          Y65/G02             F          415,000.00         ZZ
                                         180        408,938.37          1
                                       5.750          3,446.20         80
                                       5.500          3,446.20
    GREAT NECK       NY   11020          2            10/23/03         00
    0437229420                           05           12/01/03          0
    40109132                             O            11/01/18
    0


    8985840          Y65/G02             F          370,000.00         ZZ
                                         180        365,915.38          1
                                       5.250          2,974.35         79
                                       5.000          2,974.35
    BELLEROSE        NY   11426          1            11/07/03         00
    0437220700                           05           01/01/04          0
    40104477                             O            12/01/18
    0


    8985852          Y65/G02             F          558,750.00         ZZ
                                         180        550,253.40          1
                                       5.000          4,418.56         75
                                       4.750          4,418.56
    DISCOVERY BAY    CA   94514          5            10/10/03         00
    0437219264                           05           12/01/03          0
    40107153                             O            11/01/18
    0


    8987382          E22/G02             F          369,000.00         ZZ
                                         180        366,318.39          1
                                       5.375          2,990.62         84
                                       5.125          2,990.62
    TROY             MI   48098          2            12/18/03         04
    0419209010                           05           02/01/04          6
    0419209010                           O            01/01/19
    0


    8987496          E22/G02             F          350,000.00         ZZ
                                         180        347,129.00          1
                                       5.375          2,836.63         50
                                       5.125          2,836.63
    THOUSAND OAKS    CA   91320          5            12/16/03         00
    0419277413                           05           02/01/04          0
    0419277413                           O            01/01/19
    0
1




    8989582          168/168             F          825,000.00         ZZ
                                         180        819,190.59          1
                                       5.750          6,850.89         55
                                       5.500          6,850.89
    GREAT NECK       NY   11023          1            12/15/03         00
    3776022                              05           02/01/04          0
    0379760223                           O            01/01/19
    0


    8992044          E22/G02             F          352,500.00         ZZ
                                         180        349,938.31          1
                                       5.375          2,856.89         71
                                       5.125          2,856.89
    DALLAS           TX   75230          5            12/19/03         00
    0419168166                           05           02/01/04          0
    0419168166                           O            01/01/19
    0


    8999756          E22/G02             F          360,000.00         ZZ
                                         180        357,104.81          1
                                       5.875          3,013.63         60
                                       5.625          3,013.63
    COLTS NECK       NJ   07722          2            12/22/03         00
    0419108857                           05           02/01/04          0
    0419108857                           O            01/01/19
    0


    8999832          E22/G02             F          350,000.00         T
                                         180        347,429.75          1
                                       5.250          2,813.57         55
                                       5.000          2,813.57
    HOBE SOUND       FL   33455          1            12/29/03         00
    0419358908                           03           02/01/04          0
    0419358908                           O            01/01/19
    0


    9001662          Y21/G02             F          400,000.00         ZZ
                                         180        397,060.66          1
                                       5.875          3,348.47         73
                                       5.625          3,348.47
    HIGHLANDS        TX   77562          1            12/08/03         00
    0437234958                           05           02/01/04          0
    203915194                            O            01/01/19
    0


    9003266          477/G02             F          436,990.00         ZZ
                                         180        435,405.70          1
1


                                       5.375          3,541.65         60
                                       5.125          3,541.65
    LA MIRANDA       CA   90638          1            01/05/04         00
    0437356165                           03           03/01/04          0
    264578                               O            02/01/19
    0


    9006126          L16/G02             F          115,200.00         ZZ
                                         180        113,993.03          1
                                       5.875            964.36         80
                                       5.625            964.36
    NORTH SALT LAKE  UT   84054          2            11/21/03         00
    0437261696                           05           01/01/04          0
    11854                                O            12/01/18
    0


    9010696          A52/G02             F          337,500.00         ZZ
                                         120        335,426.55          1
                                       5.875          3,725.79         75
                                       5.625          3,725.79
    SUWANEE          GA   30024          2            12/31/03         00
    0437243322                           05           03/01/04          0
    90081481                             O            02/01/14
    0


    9025780          E22/G02             F          633,000.00         ZZ
                                         180        630,705.06          1
                                       5.375          5,130.25         73
                                       5.125          5,130.25
    PLEASANTON       CA   94566          2            12/26/03         00
    0419430657                           05           03/01/04          0
    0419430657                           O            02/01/19
    0


    9030488          W68/G02             F          388,000.00         TX
                                         180        385,267.83          1
                                       5.750          3,221.99         80
                                       5.500          3,221.99
    HOUSTON          TX   77077          5            12/22/03         00
    0437272024                           03           02/01/04          0
    3120026                              O            01/01/19
    0


    9032032          E22/G02             F          600,000.00         ZZ
                                         180        597,824.71          1
                                       5.375          4,862.79         68
                                       5.125          4,862.79
    SANTA ROSA       CA   95404          5            01/05/04         00
    0419420161                           03           03/01/04          0
1


    0419420161                           O            02/01/19
    0


    9033648          X78/G02             F          640,000.00         ZZ
                                         180        637,752.05          1
                                       5.750          5,314.62         80
                                       5.500          5,314.62
    ATLANTIC BEACH   FL   32233          1            01/12/04         00
    0437289689                           05           03/01/04          0
    990810                               O            02/01/19
    0


    9042690          H58/G02             F          455,000.00         ZZ
                                         180        450,131.74          1
                                       5.625          3,747.98         66
                                       5.375          3,747.98
    ORANGE           CA   92869          5            11/21/03         00
    0437327695                           05           01/01/04          0
    202875                               O            12/01/18
    0


    9048006          Q87/G02             F           63,750.00         ZZ
                                         180         63,305.81          1
                                       5.875            533.66         85
                                       5.625            533.66
    BIRMINGHAM       AL   35211          5            12/23/03         04
    0437314735                           05           02/01/04          6
    7512529502                           O            01/01/19
    0


    9050266          F28/G02             F          530,000.00         ZZ
                                         180        521,323.03          1
                                       5.125          4,225.80         73
                                       4.875          4,225.80
    CERRITOS         CA   90703          5            10/31/03         00
    0437320997                           03           12/01/03          0
    6946536                              O            11/01/18
    0


    9050318          F28/G02             F          369,900.00         ZZ
                                         180        365,574.25          1
                                       5.875          3,096.51         65
                                       5.625          3,096.51
    BRIGHTON         MA   02135          2            11/18/03         00
    0437330491                           05           01/01/04          0
    6794175                              N            12/01/18
    0


1


    9053556          Y65/G02             F        1,000,000.00         ZZ
                                         180        988,612.45          1
                                       4.875          7,842.97         57
                                       4.625          7,842.97
    LAKE ARROWHEAD   CA   92352          1            11/25/03         00
    0437349558                           03           01/01/04          0
    40116146                             O            12/01/18
    0


    9053580          Y65/G02             F          500,000.00         ZZ
                                         180        496,328.21          1
                                       5.250          4,019.39         49
                                       5.000          4,019.39
    SANTA PAULA      CA   93060          5            12/02/03         00
    0437362593                           05           02/01/04          0
    40115028                             O            01/01/19
    0


    9053606          Y65/G02             F          410,000.00         ZZ
                                         180        406,989.13          1
                                       5.250          3,295.90         69
                                       5.000          3,295.90
    JERICHO          NY   11753          5            12/17/03         00
    0437350861                           05           02/01/04          0
    40118128                             O            01/01/19
    0


    9054628          E22/G02             F          370,000.00         ZZ
                                         180        368,658.57          1
                                       5.375          2,998.72         55
                                       5.125          2,998.72
    SAN BRUNO        CA   94066          5            01/12/04         00
    0419579701                           05           03/01/04          0
    0419579701                           O            02/01/19
    0


    9065304          E22/G02             F          528,000.00         ZZ
                                         180        526,125.70          1
                                       5.625          4,349.30         80
                                       5.375          4,349.30
    SALT LAKE CITY   UT   84124          2            01/15/04         00
    0419549365                           05           03/01/04          0
    0419549365                           O            02/01/19
    0


    9081458          U05/G02             F          395,000.00         ZZ
                                         180        393,597.82          1
                                       5.625          3,253.74         78
                                       5.375          3,253.74
1


    HACIENDA HEIGHT  CA   91745          2            01/12/04         00
    0437382211                           05           03/01/04          0
    3451421                              O            02/01/19
    0


    9082744          Y21/G02             F          598,000.00         ZZ
                                         180        595,854.67          1
                                       5.500          4,886.16         16
                                       5.250          4,886.16
    MILL VALLEY      CA   94941          2            12/31/03         00
    0437379241                           05           03/01/04          0
    203948254                            O            02/01/19
    0


    9084168          E22/G02             F          575,000.00         ZZ
                                         180        573,043.81          1
                                       6.125          4,891.09         52
                                       5.875          4,891.09
    ENGLEWOOD CLIFF  NJ   07632          5            01/26/04         00
    0419142740                           05           03/01/04          0
    0419142740                           O            02/01/19
    0


    9084436          E22/G02             F          430,000.00         ZZ
                                         180        428,441.04          1
                                       5.375          3,485.00         80
                                       5.125          3,485.00
    GLENVIEW         IL   60025          5            01/26/04         00
    0419570080                           05           03/01/04          0
    0419570080                           O            02/01/19
    0


    9092004          H58/G02             F          460,000.00         ZZ
                                         180        458,384.28          1
                                       5.750          3,819.89         80
                                       5.500          3,819.89
    VISALIA          CA   93291          2            01/27/04         00
    0437474596                           05           03/01/04          0
    0000209548                           O            02/01/19
    0


    9096964          601/G02             F          374,025.00         ZZ
                                         180        368,349.26          1
                                       5.625          3,080.97         77
                                       5.375          3,080.97
    OVILLA           TX   75154          2            12/03/03         00
    0437400559                           05           02/01/04          0
    63743140                             O            01/01/19
    0
1




    9103346          N67/G02             F          100,000.00         ZZ
                                         180         99,641.25          1
                                       5.500            817.08         55
                                       5.250            817.08
    NAPLES           FL   34119          5            01/13/04         00
    0437459233                           05           03/01/04          0
    3254010533                           O            02/01/19
    0


    9103656          N67/G02             F          365,000.00         ZZ
                                         180        363,797.54          1
                                       6.500          3,179.54         70
                                       6.250          3,179.54
    STERLING HEIGHT  MI   48314          5            01/13/04         00
    0437460603                           05           03/01/04          0
    3264003070                           O            02/01/19
    0


    9111734          E22/G02             F          349,000.00         ZZ
                                         180        349,000.00          1
                                       5.375          2,828.52         49
                                       5.125          2,828.52
    INVERNESS        IL   60010          2            02/05/04         00
    0418539748                           05           04/01/04          0
    0418539748                           O            03/01/19
    0


    9116700          Y65/G02             F          360,600.00         ZZ
                                         180        359,250.89          1
                                       5.000          2,851.61         77
                                       4.750          2,851.61
    PLANO            TX   75025          2            01/16/04         00
    0437483191                           05           03/01/04          0
    40073544                             O            02/01/19
    0


    9116706          Y65/G02             F          493,000.00         ZZ
                                         180        491,155.56          1
                                       5.000          3,898.61         79
                                       4.750          3,898.61
    SAN JOSE         CA   95111          2            01/12/04         00
    0437488331                           05           03/01/04          0
    40123425                             O            02/01/19
    0


    9122206          E22/G02             F          475,500.00         ZZ
                                         180        475,500.00          1
1


                                       5.375          3,853.76         80
                                       5.125          3,853.76
    MIDDLETOWN       VA   22645          5            02/09/04         00
    0419523584                           05           04/01/04          0
    0419523584                           O            03/01/19
    0


    9128172          E22/G02             F          373,000.00         ZZ
                                         180        373,000.00          1
                                       5.250          2,998.46         70
                                       5.000          2,998.46
    SALT LAKE CITY   UT   84121          5            02/06/04         00
    0419810403                           05           04/01/04          0
    0419810403                           O            03/01/19
    0


    9128626          E22/G02             F          352,000.00         ZZ
                                         180        352,000.00          1
                                       5.375          2,852.84         79
                                       5.125          2,852.84
    HUNTINGTON       MD   20639          2            02/11/04         00
    0419333513                           03           04/01/04          0
    0419333513                           O            03/01/19
    0


    9135004          K15/G02             F          370,000.00         ZZ
                                         180        368,658.57          1
                                       5.375          2,998.72         78
                                       5.125          2,998.72
    TORRANCE         CA   90504          5            01/27/04         00
    0437498348                           05           03/01/04          0
    018305515988                         O            02/01/19
    0


    9140426          E22/G02             F          520,000.00         TX
                                         180        520,000.00          1
                                       5.500          4,248.83         64
                                       5.250          4,248.83
    CLEBURNE         TX   76031          5            02/16/04         00
    0419532858                           05           04/01/04          0
    0419532858                           O            03/01/19
    0


    9143438          E22/G02             F          345,000.00         ZZ
                                         180        345,000.00          1
                                       5.250          2,773.38         80
                                       5.000          2,773.38
    MUSTANG          OK   73064          2            02/18/04         00
    0419720594                           05           04/01/04          0
1


    0419720594                           O            03/01/19
    0


    9144376          Y21/G02             F          437,000.00         ZZ
                                         180        435,398.32          1
                                       5.250          3,512.95         77
                                       5.000          3,512.95
    SCOTTSDALE       AZ   85259          5            01/22/04         00
    0437513625                           03           03/01/04          0
    204025419                            O            02/01/19
    0


    9144448          Y21/G02             F          376,000.00         ZZ
                                         180        374,328.14          1
                                       5.375          3,047.36         78
                                       5.125          3,047.36
    ANTIOCH          CA   94509          5            01/06/04         00
    0437511082                           05           03/01/04          0
    223039845                            O            02/01/19
    0


    9147128          Q87/G02             F           61,600.00         T
                                         180         61,392.66          1
                                       6.250            528.17         80
                                       6.000            528.17
    LINDEN           TN   37096          5            02/17/04         00
    0437518764                           05           03/23/04          0
    RADA02                               O            02/23/19
    0


    9147742          E11/G02             F          400,000.00         ZZ
                                         180        400,000.00          1
                                       5.375          3,241.86         80
                                       5.125          3,241.86
    MINNEAPOLIS      MN   55410          5            02/17/04         00
    0437515224                           05           04/01/04          0
    0010001067860                        O            03/01/19
    0


    9159640          E22/G02             F          365,000.00         ZZ
                                         180        365,000.00          1
                                       5.250          2,934.15         80
                                       5.000          2,934.15
    LOMITA           CA   90717          5            02/17/04         00
    0419685573                           05           04/01/04          0
    0419685573                           O            03/01/19
    0


1


    9169174          E22/G02             F          570,000.00         ZZ
                                         180        570,000.00          1
                                       5.125          4,544.73         75
                                       4.875          4,544.73
    SAN FRANCISCO    CA   94112          5            02/24/04         00
    0419946975                           05           04/01/04          0
    0419946975                           O            03/01/19
    0

   TOTAL NUMBER OF LOANS   :         91

   TOTAL ORIGINAL BALANCE  :    39,077,415.00

   TOTAL PRINCIPAL BALANCE :    38,730,101.81

   TOTAL ORIGINAL P+I      :       321,630.40

   TOTAL CURRENT P+I       :       321,630.40


                             ***************************
                             *      END OF REPORT      *
                             ***************************



                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

                               Schedule of Discount Fractions

    Loan Number     Current Balance    Net Mortgage Rate  Discount Fraction   PO Balance
      8552594         $167,392.47           4.595%             8.1000%        $13,558.79
      8565418         $76,018.98            4.720%             5.6000%         $4,257.06
      8605534         $112,985.66           4.970%             0.6000%          $677.91
      8609224         $81,027.59            4.095%            18.1000%        $14,665.99
      8640358         $119,264.41           4.720%             5.6000%         $6,678.81
      8656226         $131,999.66           4.970%             0.6000%          $792.00
      8656230         $128,987.32           4.845%             3.1000%         $3,998.61
      8670730         $77,910.96            4.720%             5.6000%         $4,363.01
      8706633         $159,796.96           4.970%             0.6000%          $958.78
      8733692         $459,031.02           4.345%            13.1000%        $60,133.06
      8740694         $132,560.02           4.845%             3.1000%         $4,109.36
      8758592         $116,800.87           4.970%             0.6000%          $700.81
      8822708         $205,920.30           4.845%             3.1000%         $6,383.53
      8835812         $388,078.67           4.970%             0.6000%         $2,328.47
      8840086         $80,732.62            4.720%             5.6000%         $4,521.03
      8841050         $142,793.93           4.595%             8.1000%        $11,566.31
      8844516         $250,302.13           4.970%             0.6000%         $1,501.81
      8847020         $145,535.54           4.970%             0.6000%          $873.21
      8848162         $133,440.00           4.970%             0.6000%          $800.64
      8848928         $427,572.58           4.595%             8.1000%        $34,633.38
      8858877         $137,891.76           4.720%             5.6000%         $7,721.94
      8866090         $148,399.31           4.845%             3.1000%         $4,600.38
      8889376         $107,302.21           4.970%             0.6000%          $643.81
      8893140         $157,043.24           4.970%             0.6000%          $942.26
      8893837         $122,170.80           4.970%             0.6000%          $733.02
      8893877         $389,173.12           4.970%             0.6000%         $2,335.04
      8897148         $227,757.60           4.970%             0.6000%         $1,366.55
      8898195         $137,465.52           4.970%             0.6000%          $824.79
      8900806         $175,322.61           4.970%             0.6000%         $1,051.94
      8901446         $94,940.22            4.970%             0.6000%          $569.64
      8901772         $77,380.15            4.970%             0.6000%          $464.28
      8907391         $84,228.27            4.970%             0.6000%          $505.37
      8907492         $106,807.73           4.970%             0.6000%          $640.85
      8930096         $118,675.27           4.970%             0.6000%          $712.05
      8930984         $593,376.29           4.970%             0.6000%         $3,560.26
      8931440         $395,491.76           4.720%             5.6000%        $22,147.54
      8932272         $93,617.24            4.470%            10.6000%         $9,923.43
      8932288         $110,753.02           4.345%            13.1000%        $14,508.65
      8932530         $46,809.45            4.595%             8.1000%         $3,791.57
      8933026         $318,106.94           4.845%             3.1000%         $9,861.32
      8934074         $108,360.50           4.845%             3.1000%         $3,359.18
      8942538         $148,093.89           4.970%             0.6000%          $888.56
      8944172         $49,448.02            4.970%             0.6000%          $296.69
      8947382         $181,656.12           4.970%             0.6000%         $1,089.94
      8947470         $333,532.55           4.970%             0.6000%         $2,001.20
      8953798         $140,332.36           4.220%            15.6000%        $21,891.85
      8958344         $96,280.21            4.845%             3.1000%         $2,984.69
      8959626         $61,936.95            4.845%             3.1000%         $1,920.05
      8961812         $115,569.64           4.970%             0.6000%          $693.42
      8961864         $87,610.49            4.720%             5.6000%         $4,906.19
      8961872         $181,010.40           4.345%            13.1000%        $23,712.36
      8961880         $295,437.57           4.970%             0.6000%         $1,772.63
      8961910         $93,598.58            4.970%             0.6000%          $561.59


 Tuesday, March 23, 2004                                                        Page 1 of 4


      8961916         $145,816.77           4.970%             0.6000%          $874.90
      8962006         $151,726.87           4.720%             5.6000%         $8,496.70
      8962148         $64,031.19            4.845%             3.1000%         $1,984.97
      8962158         $79,176.76            4.595%             8.1000%         $6,413.32
      8962192         $129,009.57           4.470%            10.6000%        $13,675.01
      8962210         $94,815.40            4.845%             3.1000%         $2,939.28
      8962298         $61,718.28            4.595%             8.1000%         $4,999.18
      8962308         $193,018.97           4.970%             0.6000%         $1,158.11
      8962408         $129,553.84           4.970%             0.6000%          $777.32
      8962438         $76,157.95            4.720%             5.6000%         $4,264.85
      8962456         $58,963.50            4.720%             5.6000%         $3,301.96
      8962472         $74,728.22            4.970%             0.6000%          $448.37
      8964840         $53,608.43            4.970%             0.6000%          $321.65
      8968326         $202,501.91           4.970%             0.6000%         $1,215.01
      8968636         $291,617.51           4.845%             3.1000%         $9,040.14
      8974248         $177,023.94           4.970%             0.6000%         $1,062.14
      8974738         $392,099.28           4.970%             0.6000%         $2,352.60
      8984686         $120,012.16           4.970%             0.6000%          $720.07
      8985820         $353,470.90           4.845%             3.1000%        $10,957.60
      8985840         $365,915.38           4.970%             0.6000%         $2,195.49
      8985852         $550,253.40           4.720%             5.6000%        $30,814.19
      8987416         $73,456.57            4.970%             0.6000%          $440.74
      8987878         $118,995.81           4.970%             0.6000%          $713.97
      8988500         $327,576.61           4.970%             0.6000%         $1,965.46
      8992100         $96,089.15            4.970%             0.6000%          $576.53
      8992970         $110,126.22           4.970%             0.6000%          $660.76
      8999698         $178,678.15           4.970%             0.6000%         $1,072.07
      8999832         $347,429.75           4.970%             0.6000%         $2,084.58
      9004644         $195,140.97           4.845%             3.1000%         $6,049.37
      9005948         $178,678.15           4.970%             0.6000%         $1,072.07
      9007186         $157,820.13           4.845%             3.1000%         $4,892.42
      9011450         $253,211.37           4.845%             3.1000%         $7,849.55
      9011960         $60,872.74            4.970%             0.6000%          $365.24
      9021724         $70,739.88            4.970%             0.6000%          $424.44
      9032308         $298,889.29           4.845%             3.1000%         $9,265.57
      9034086         $191,508.79           4.595%             8.1000%        $15,512.21
      9041026         $81,699.57            4.970%             0.6000%          $490.20
      9041096         $135,501.73           4.970%             0.6000%          $813.01
      9041246         $146,461.43           4.970%             0.6000%          $878.77
      9041586         $166,104.51           4.595%             8.1000%        $13,454.47
      9046392         $69,102.53            4.845%             3.1000%         $2,142.18
      9050266         $521,323.03           4.845%             3.1000%        $16,161.01
      9053556         $988,612.45           4.595%             8.1000%        $80,077.61
      9053580         $496,328.21           4.970%             0.6000%         $2,977.97
      9053606         $406,989.13           4.970%             0.6000%         $2,441.93
      9053812         $75,173.56            4.970%             0.6000%          $451.04
      9054676         $180,336.86           4.970%             0.6000%         $1,082.02
      9054798         $49,814.88            4.845%             3.1000%         $1,544.26
      9055506         $62,519.06            4.845%             3.1000%         $1,938.09
      9060872         $149,444.64           4.845%             3.1000%         $4,632.78
      9062020         $112,081.62           4.970%             0.6000%          $672.49
      9066208         $71,733.43            4.845%             3.1000%         $2,223.74
      9066568         $94,851.21            4.970%             0.6000%          $569.11
      9069468         $166,381.70           4.845%             3.1000%         $5,157.83
      9069684         $88,175.76            4.970%             0.6000%          $529.05
      9074412         $90,666.60            4.970%             0.6000%          $544.00
      9074744         $189,786.36           4.970%             0.6000%         $1,138.72


 Tuesday, March 23, 2004                                                        Page 2 of 4
      9077472         $172,615.25           4.970%             0.6000%         $1,035.69
      9081290         $108,397.19           4.845%             3.1000%         $3,360.31
      9081618         $146,461.43           4.970%             0.6000%          $878.77
      9084422         $244,102.38           4.970%             0.6000%         $1,464.61
      9086132         $83,692.24            4.970%             0.6000%          $502.15
      9086144         $115,500.00           4.970%             0.6000%          $693.00
      9090660         $92,161.10            4.970%             0.6000%          $552.97
      9096336         $161,805.00           4.970%             0.6000%          $970.83
      9096498         $77,711.21            4.845%             3.1000%         $2,409.05
      9096648         $64,759.34            4.845%             3.1000%         $2,007.54
      9096682         $176,062.18           4.970%             0.6000%         $1,056.37
      9100794         $123,744.96           4.970%             0.6000%          $742.47
      9100888         $197,000.00           4.970%             0.6000%         $1,182.00
      9103640         $100,626.06           4.845%             3.1000%         $3,119.41
      9104834         $173,660.35           4.470%            10.6000%        $18,408.00
      9106366         $183,325.87           4.970%             0.6000%         $1,099.96
      9107836         $85,000.00            4.845%             3.1000%         $2,635.00
      9111302         $235,400.00           4.970%             0.6000%         $1,412.40
      9116052         $90,000.00            4.970%             0.6000%          $540.00
      9116700         $359,250.89           4.720%             5.6000%        $20,118.05
      9116706         $491,155.56           4.720%             5.6000%        $27,504.71
      9118096         $75,500.00            4.845%             3.1000%         $2,340.50
      9119694         $171,643.41           4.720%             5.6000%         $9,612.03
      9121716         $152,500.00           4.970%             0.6000%          $915.00
      9121798         $96,500.00            4.845%             3.1000%         $2,991.50
      9121816         $67,567.92            4.970%             0.6000%          $405.41
      9122458         $248,350.00           4.970%             0.6000%         $1,490.10
      9124166         $177,500.00           4.970%             0.6000%         $1,065.00
      9128172         $373,000.00           4.970%             0.6000%         $2,238.00
      9129288         $100,000.00           4.720%             5.6000%         $5,600.00
      9132362         $134,500.00           4.845%             3.1000%         $4,169.50
      9132668         $192,000.00           4.845%             3.1000%         $5,952.00
      9133026         $193,281.74           4.845%             3.1000%         $5,991.73
      9133130         $122,544.61           4.845%             3.1000%         $3,798.88
      9134076         $216,600.00           4.845%             3.1000%         $6,714.60
      9137046         $105,855.00           4.970%             0.6000%          $635.13
      9140976         $110,000.00           4.845%             3.1000%         $3,410.00
      9143196         $80,000.00            4.845%             3.1000%         $2,480.00
      9143272         $133,000.00           4.970%             0.6000%          $798.00
      9143346         $280,000.00           4.845%             3.1000%         $8,680.00
      9143414         $70,000.00            4.970%             0.6000%          $420.00
      9143438         $345,000.00           4.970%             0.6000%         $2,070.00
      9143568         $84,000.00            4.970%             0.6000%          $504.00
      9143620         $200,000.00           4.845%             3.1000%         $6,200.00
      9143902         $39,000.00            4.845%             3.1000%         $1,209.00
      9144376         $435,398.32           4.970%             0.6000%         $2,612.39
      9145128         $114,200.00           4.845%             3.1000%         $3,540.20
      9152278         $102,400.00           4.970%             0.6000%          $614.40
      9152328         $97,500.00            4.845%             3.1000%         $3,022.50
      9153012         $60,000.00            4.845%             3.1000%         $1,860.00
      9153062         $95,600.00            4.845%             3.1000%         $2,963.60
      9153138         $66,300.00            4.970%             0.6000%          $397.80
      9153210         $107,800.00           4.970%             0.6000%          $646.80
      9154262         $135,000.00           4.970%             0.6000%          $810.00
      9156608         $79,100.00            4.845%             3.1000%         $2,452.10
      9156862         $165,320.00           4.970%             0.6000%          $991.92
      9158022         $78,950.00            4.970%             0.6000%          $473.70


 Tuesday, March 23, 2004                                                        Page 3 of 4
     9158160         $190,000.00           4.845%             3.1000%         $5,890.00
      9158812         $184,500.00           4.970%             0.6000%         $1,107.00
      9159640         $365,000.00           4.970%             0.6000%         $2,190.00
      9167370         $85,500.00            4.845%             3.1000%         $2,650.50
      9169174         $570,000.00           4.845%             3.1000%        $17,670.00
      9169570         $104,000.00           4.845%             3.1000%         $3,224.00
      9172522         $215,500.00           4.970%             0.6000%         $1,293.00


 Tuesday, March 23, 2004                                                        Page 4 of 4


                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv)    the amount of any  Advance by the Master  Servicer  pursuant  to Section
        4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date, in the aggregate and for each Loan Group;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) for all Loan Groups together and for each Loan Group separately, on the basis of the most recent reports furnished to it by Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days,
        (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(ix)    for all Loan Groups  together  and for each Loan Group  separately,  the
        number,   aggregate   principal  balance  and  book  value  of  any  REO
        Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii)  the occurrence of the Credit Support Depletion Date;

(xiv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xv)    the related Senior Percentage for such Distribution Date;

(xvi) for all Loan Groups together and for each Loan Group separately, the aggregate amount of Realized Losses for such Distribution Date;

(xvii) for all Loan Groups together and for each Loan Group separately, the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xviii) for all Loan Groups together and for each Loan Group separately, the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xix) for all Loan Groups together and for each Loan Group separately, the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF MARCH 1, 2003



                                 EXECUTION COPY


================================================================================








                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                            Dated as of March 1, 2003



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




================================================================================

                                TABLE OF CONTENTS

                                                                                        PAGE




Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................32

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........33

        Section 2.01. Conveyance of Mortgage Loans.........................................33

        Section 2.02. Acceptance by Trustee................................................39

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer
               and the Company.............................................................40

        Section 2.04. Representations and Warranties of Sellers............................42

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                Certificates Evidencing Interests in REMIC I Certificates..................44

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                Acceptance by the Trustee..................................................44

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............44

        Section 2.08. Purposes and Powers of the Trust.....................................44

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................45

        Section 3.01. Master Servicer to Act as Servicer...................................45

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;
                Enforcement of Subservicers' and Sellers' Obligations......................46
        Section 3.03. Successor Subservicers...............................................47

        Section 3.04. Liability of the Master Servicer.....................................48

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                Certificateholders ........................................................48

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee..... 48

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                Account ...................................................................49

        Section 3.08. Subservicing Accounts; Servicing Accounts............................51

        Section 3.09. Access to Certain Documentation and  Information Regarding the Mortgage
                Loans .....................................................................53

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................53

                                        i



        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections Thereunder55

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity Coverage...56

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements;
               Certain Assignments.........................................................57

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................59

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................63

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............64

        Section 3.17. Reports to the Trustee and the Company...............................65

        Section 3.18. Annual Statement as to Compliance....................................65

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............66

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............66

        Section 3.21. Administration of Buydown Funds......................................67

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................68

        Section 4.01. Certificate Account..................................................68

        Section 4.02. Distributions........................................................68

        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies;
                Exchange Act Reporting.....................................................68

        Section 4.04. Distribution of Reports to the Trustee and  the Company; Advances
                by the Master Servicer.............. ......................................70

        Section 4.05. Allocation of Realized Losses........................................72

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........72

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................72

        Section 4.08. Surety Bond..........................................................72

Article V         THE CERTIFICATES.........................................................74

        Section 5.01. The Certificates.....................................................74

        Section 5.02. Registration of Transfer and Exchange of Certificates................76

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................81

        Section 5.04. Persons Deemed Owners................................................82

        Section 5.05. Appointment of Paying Agent..........................................82

                                        ii


Article VI        THE COMPANY AND THE MASTER SERVICER......................................83

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........83

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of
               Rights and Delegation of Duties by Master Servicer..........................83

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer and Others 84

        Section 6.04. Company and Master Servicer Not to Resign............................85

Article VII       DEFAULT..................................................................86

        Section 7.01. Events of Default....................................................86

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................88

        Section 7.03. Notification to Certificateholders...................................89

        Section 7.04. Waiver of Events of Default..........................................89

Article VIII      CONCERNING THE TRUSTEE...................................................90

        Section 8.01. Duties of Trustee....................................................90

        Section 8.02. Certain Matters Affecting the Trustee................................91

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................93

        Section 8.04. Trustee May Own Certificates.........................................93

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses; Indemnification.93

        Section 8.06. Eligibility Requirements for Trustee.................................94

        Section 8.07. Resignation and Removal of the Trustee...............................95

        Section 8.08. Successor Trustee....................................................95

        Section 8.09. Merger or Consolidation of Trustee...................................96

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................96

        Section 8.11. Appointment of Custodians............................................97

        Section 8.12. Appointment of Office or Agency......................................98

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................99

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
                Termination Upon Purchase by the Master Servicer or Liquidation of All
                Mortgage Loans........ ....................................................99

                        iii

        Section 9.02. Additional Termination Requirements.................................102

        Section 9.03. Termination of Multiple REMICs......................................103

Article X         REMIC PROVISIONS........................................................104

        Section 10.01.REMIC Administration................................................104

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....107

        Section 10.03.Designation of REMIC(s).............................................108

Article XI        MISCELLANEOUS PROVISIONS................................................109

        Section 11.01.Amendment...........................................................109

        Section 11.02.Recordation of Agreement; Counterparts..............................111

        Section 11.03.Limitation on Rights of Certificateholders..........................112

        Section 11.04.Governing Law.......................................................112

        Section 11.05.Notices.............................................................113

        Section 11.06.Required Notices to Rating Agency and Subservicer...................114

        Section 11.07.Severability of Provisions..........................................114

        Section 11.08.Supplemental Provisions for Resecuritization........................114

        Section 11.09.Allocation of Voting Rights.........................................114

        Section 11.10.No Petition.........................................................114


                                        iv



                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a
                      Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating Agencies Relating to
                      Reportable Modified Mortgage Loans


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum  and   Assignment   Agreement:   The  Addendum  and  Assignment
Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan

Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then pplicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.
        ------------

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.
        ----

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.
        -----

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative

Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.
        ---------

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi)    other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest

(adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

          (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO

               Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such

Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,
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        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.
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        Senior Percentage: As defined in the Series Supplement.
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        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.
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(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
        (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of
        (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
        (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.
               ---------------------

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section

2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the

Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.
                      --------------------------------------

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.
               -----------------------------------------

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing

Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.
               --------------------------------

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.
               ----------------------------------

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code.

The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.
               ----------------------

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.
               --------------------------------

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.
               ---------------------------------------------------------------

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.
                      -----------------------------

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any  amounts  received  by the  Master  Servicer  in  respect of Pledged
        Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.
               -----------------------------------------

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.
               --------------------------------------------------

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate

     (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in the prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.
               -----------------------------------------

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.
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(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the

Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.
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(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.
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        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.
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        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.
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        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.
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                      As provided in Section 4.02 of the Series Supplement.

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               (e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this Section 4.03(e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)  Prior to the  close of  business  on the  Determination  Date,  the  Master
Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which

Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.
               -----------------------------

                             As   provided   in  Section   4.05  of  the  Series
Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.
               --------------------------------------------------------------

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.
               ----------------------------------------------

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.
               -----------

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.
               ----------------

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.
               ------------------------------------------------------

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the
               Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34,  62 Fed. Reg. 39021 (July 21, 1997),  PTE 2000-58,  65
               Fed. Reg.  67765  (November 13, 2000),  and PTE 2002-41,  67 Fed.
               Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

     (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

     (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause
          (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)  No  service   charge  shall  be  made  for  any  transfer  or  exchange  of
     Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.
               --------------------------------------------------

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.
               ---------------------

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.
               ---------------------------

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.
               --------------------------------------------------------------

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.
               -----------------------------------------

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.
               -----------------

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.
               ----------------------------------------------------

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.
               -----------------------------------

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.
               -----------------

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

     (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master

          Servicer and which on their face, do not contradict the requirements of this Agreement;

     (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.
               -------------------------------------

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.
               ------------------------------------

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.
               --------------------------------------

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.
               -----------------

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.
               ----------------------------------

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.
               ---------------------------------------------

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.
               -------------------------

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.
               -------------------------------

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where

Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of -------- ------- 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to

Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

(c) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master

Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.
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(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.
               --------------------

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.
               -----------------------------------------------------------------

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.
               ---------

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

               (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.
               ---------------------------------------

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.
               -------------------------------------------

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.
               -------------

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.
               -------

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.
               --------------------------------------------------

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)  the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.
               --------------------------

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.
               ---------------------------------------------

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.
               -----------

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF  CLASS  A  CERTIFICATE,   [PRINCIPAL  ONLY/CLASS  A-P]  CERTIFICATE  AND
     [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                --------          --------
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
                                                       ------
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:
                                         ----

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing

Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                               ---------------------------------
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar





                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          _______________________________
Dated: ________________________           Signature by or on behalf of assignor




                                           _______________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of __________________________ account number _________________, or, if mailed by check, to  ________________________.  Applicable  statements should be mailed to
___________________________.


     This information is provided by ______________________, the assignee named above, or ___________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.


        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan, OR ANY OTHER PERSON, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,

1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,
65 Fed. Reg.  67765  (November 13, 2000),  AND PTE 2002-41,  67 Fed. Reg.  54487
(August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                               ---------------------------------
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [-------------------------],
                                                  as Certificate Registrar



                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          _______________________________
Dated: ________________________           Signature by or on behalf of assignor




                                           _______________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of __________________________ account number _________________, or, if mailed by check, to  ________________________.  Applicable  statements should be mailed to
___________________________.


     This information is provided by ______________________, the assignee named above, or ___________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                   as Trustee



                                            By:
                                               ---------------------------------
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          _______________________________
Dated: ________________________           Signature by or on behalf of assignor




                                           _______________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of __________________________ account number _________________, or, if mailed by check, to  ________________________.  Applicable  statements should be mailed to
___________________________.


     This information is provided by ______________________, the assignee named above, or ___________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %
                                                  --------------

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial
Certificate  Principal  Balance of this  Certificate  by the  aggregate  Initial
Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the

Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                               ---------------------------------
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [----------------------------],
                                                 as Certificate Registrar



                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          _______________________________
Dated: ________________________           Signature by or on behalf of assignor




                                           _______________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of __________________________ account number _________________, or, if mailed by check, to  ________________________.  Applicable  statements should be mailed to
___________________________.


     This information is provided by ______________________, the assignee named above, or ___________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.                    Seller/Servicer's    Representations,    Warranties    and
                      Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:




      Attention:
      Telefacsimile Number:  (      )       -
                              ------  ------
9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                       (Name of Seller/Servicer)
By:                                     By:
   --------------------------------
      (Signature) (Signature) By: By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------
======================================= ========================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
   --------------------------------
      (Signature) (Signature) By: By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:
     ------------------------
Title:
      -----------------------
Date:
     ------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of
                                    ] [the United States], on behalf of which he
makes this affidavit and
agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is .

11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

12. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .




                                            [NAME OF OWNER]



                                            By:
                                               ---------------------------------
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this _______ day of _____, 200___.




                                  NOTARY PUBLIC



                        COUNTY OF
                                 ---------------------------
                        STATE OF
                                ----------------------------
                         My Commission  expires the ____ day of _____,20 .

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

    Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the

REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a
change  from  the  proposed   regulation  and  Rev.  Proc.   2001-12.  In  those
publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                           __________   , 20    ____


Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                Very truly yours,


                                            (Seller)



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                  ______________, 20 ____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               (the "Purchaser") intends to purchase from (the "Seller") $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

     4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ______________, 20___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

     5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that

          (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.             The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                Very truly yours,





                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                ___________, 20  ___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,


                                            (Seller)



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                            Description  of  Rule  144A  Securities,   including
numbers:


____________________________________________________________________________


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential
        Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3. The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   ------------------------------------------
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
   ------------------------------------------
Date:                                             Date:
     ----------------------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?


6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                               Print Name of Buyer


                                            By:
                                                 -------------------------------
                                                 Name:
                                     Title:


                                            Date:
                                                 -------------------------------

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                               Print Name of Buyer


                                            By:
                                                 ------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------


                                            IF AN ADVISER:



                               Print Name of Buyer


                                            Date:
                                                 ------------------------------

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                  EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                            ______________, 200   ___

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

     WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. ------ thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, ---------------- Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

     1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related

Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


Acknowledged by:


------------------,
    as Trustee


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------



RESIDENTIAL ACCREDIT LOANS, INC.


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

                                    EXHIBIT M


          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                            , 20
                                        --------------------    --------

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re:  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                    ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                Very truly yours,



                                            (Lender)


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------

                                  EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                    [DATE]

==================
------------------

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests:
                      [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

2.                    [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By:
                                               ------------------------------
                                            Name:
                                            Title:

                                  EXHIBIT O

                         Form of Form 10-K Certification


        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential
Accredit Loans, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________



____________________________*
Name:
Title:

               * to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P


            [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

     The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor, Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.



     IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]




                                      Name:______________________
                                     Title:

                                   EXHIBIT Q

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification Next Due Date Monthly Principal and Interest Payment Total Servicing Advances Current Interest Rate Original Maturity Date Original Term to Maturity (Months) Remaining Term to Maturity
(Months) Trial Modification Indicator Mortgagor Equity Contribution Total Servicer Advances Trial Modification Term (Months) Trial Modification Start Date Trial Modification End Date Trial Modification Period Principal and Interest Payment Trial Modification Interest Rate Trial Modification Term Rate Reduction Indicator Interest Rate Post Modification Rate Reduction Start Date Rate Reduction End Date Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan